UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage Income Plus Fund

Annual Report

August 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Income Plus Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Plus Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Income Plus Fund	3

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of 2008. The Caa-rated3 credit tier (Caa-rated subsector of the Barclays Capital U.S. Corporate High Yield Bond Index) returned 8.7% during the period, while the Baa-rated credit tier of the Barclays Capital U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S.

3.	The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

4	Wells Fargo Advantage Income Plus Fund	Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value.

Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again surged higher during the spring and summer on heightened political turmoil in the Middle East. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Letter to Shareholders	Wells Fargo Advantage Income Plus Fund	5

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage Income Plus Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

Janet S. Rilling, CFA, CPA

FUND INCEPTION

July 13, 1998

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011
Class A (Excluding Sales Charges)	4.76%
Barclays Capital U.S. Universal Bond Index[1]	4.81%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.90% for Class A shares. The Fund’s gross and net expense ratios are 0.91% and 0.91%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Capital U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Income Plus Fund Class A shares for the most recent ten years with the Barclays Capital U.S. Universal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Income Plus Fund	7

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 4.76% for the 12-month period that ended August 31, 2011. During the same period, the Fund’s benchmark, the Barclays Capital U.S. Universal Bond Index, returned 4.81%. The Fund underperformed its benchmark due to its underweight position in emerging markets debt.

■

Contributors to the Fund’s performance included corporate holdings in the BBB-rated and high-yield credit tiers, as well as positions in the collateralized mortgage obligations sector. Primary detractors included an underweight position in emerging markets debt and an overweight in commercial mortgage-backed securities.

■

In light of a weak U.S. economic recovery and growing concerns about Europe, we maintained our risk profile during the year, keeping our credit-tier allocations largely unchanged. Most notably, we did not increase high-yield exposure and kept the Fund’s high-yield weighting unchanged at 12%. Underweights in high yield restrained relative performance in the first half of the period but significantly helped relative performance during the final months of the period.

The recovery lost momentum, and rising energy costs led to higher inflation.

The economic recovery that began in the summer of 2009—never particularly vigorous by historical standards—lost momentum over the past 12 months. After averaging real gross domestic product growth of around 2.4% in the second half of 2010, the U.S. economy grew at only a 0.7% annualized pace in the first half of 2011. Some of the slowdown could be attributed to external shocks. For example, production was constrained by supply-chain disruptions related to the March earthquake and tsunami in Japan, while domestic consumption was challenged by surging gasoline costs. Also weighing on consumer enthusiasm were sluggish income growth and a persistently high unemployment rate. Labor market data for August showed no net gain in payroll employment and a downtick in the average length of the workweek.

The jump in energy costs pushed headline inflation steadily higher over the past 12 months. As of the end of August, the Consumer Price Index (CPI) had risen 3.8% on a year-over-year basis. The CPI excluding food and energy costs was better behaved, but upward pressure was also evident in “core” inflation, which climbed to 1.8% (year over year) after bottoming in October 2010 at 0.6%.

Monetary policy remained expansive.

From the perspective of the Federal Reserve (Fed), the moderate uptrend in inflation has not been entirely unwelcome. Indeed, part of the rationale for the Fed’s second round of large-scale asset purchases (popularly known as “QE2”) was to avoid a level of inflation deemed dangerously low. While the U.S. central bank has not made public an explicit inflation target, some Federal Open Market Committee (FOMC) members have suggested that something near 2% at the core level would be desirable over the long run. A few have expressed a willingness to tolerate an even higher inflation rate as long as unemployment remains unacceptably high. In line with this sentiment, the FOMC revealed in August that it planned to keep its short-term interest-rate targets at essentially zero for the next two years. While this declaration is certainly subject to revision in response to changing circumstances, the public announcement of an explicit lengthy time frame underscored the Fed’s commitment to accommodative monetary policy.

8	Wells Fargo Advantage Income Plus Fund	Performance Highlights (Unaudited)

TEN LARGEST LONG-TERM HOLDINGS[3] (AS OF AUGUST 31, 2011)
US Treasury Note, 1.75%, 03/31/2014	3.97%
FNMA #AE0113, 4.00%, 07/01/2040	3.32%
FNMA, 5.50%, 04/25/2035	3.31%
FNMA, 6.00%, 09/25/2035	3.12%
US Treasury Note, 3.13%, 05/15/2021	3.07%
US Treasury Bond, 4.25%, 11/15/2040	2.72%
FNMA #AD9194, 5.00%, 08/01/2040	2.51%
US Treasury Note, 2.25%, 07/31/2018	2.48%
FNMA #AB1469, 4.50%, 09/01/2040	2.07%
FNMA Series 11, 1.25%, 02/27/2014	1.96%

A weak economy brought deficits and downgrades.

While monetary policy remained extraordinarily easy over the past 12 months, U.S. fiscal policy began a gradual transition toward modest restraint. Federal spending initiatives from the 2009 stimulus act have largely played out, and the incremental boost from the temporary tax cut extension negotiated at the end of 2010 was likewise already reflected in recent activity. While the weak economy prompted some calls for further stimulus efforts the federal government’s large and persistent deficits have limited freedom of action.

Federal debt outstanding reached its statutory limit in May, forcing the Treasury to finance its operating deficit with various short-term accounting devices. After contentious debate, the debt ceiling was raised in August to allow for new borrowing. Included in the legislation was a commitment to significant deficit reduction over time to be achieved through the operation of a special bicameral committee charged with finding cost savings. The promise to embrace fiscal rectitude in the future was insufficient to allay the concerns of at least one credit rating agency, Standard & Poor’s, which downgraded the sovereign debt rating of the United States to AA+ from AAA.

Across the Atlantic, sovereign creditworthiness remained at issue in the eurozone. The government of Greece survived a confidence vote and was able to pass another austerity plan, clearing the way for more international support. Still, Greece—along with Portugal, Ireland, and some other euro-member countries—faced daunting challenges in closing structural budget deficits. Several of these nations also experienced multiple credit downgrades over the past 12 months.

3.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Income Plus Fund	9

CREDIT QUALITY[4] (AS OF AUGUST 31, 2011)

The bond rally continued.

Interest rates generally rose from the beginning of the period through January of this year based on the belief that economic activity was gaining momentum. As hopes for stronger growth were dashed over the past six months, rates fell sharply, particularly in August 2011. Apparently unconcerned with sovereign credit ratings, investors pushed Treasury bond prices higher and yields to historic lows. The benchmark 10-year Treasury offered a yield to maturity of only 2.22% as of August 31, 2011. While Treasuries surged in August, corporate bonds lagged, resulting in wider yield spreads.

The Fund is positioned for a persistently weak recovery.

Despite recent disappointments in output in employment, we do not look for an outright recession in the near future. Very slow and uneven growth remains our base-case scenario. The U.S. economy still faces difficult headwinds: a depressed housing market, corrosive long-term unemployment, high levels of consumer debt, and a lack of confidence. However, there are some areas of strength as well: robust corporate profits, continued business investment, a welcome decline in energy costs, and some improvement in export competitiveness. These positives should be sufficient to ward off a double-dip recession. Still, the economy remains highly vulnerable to external shocks and policy errors.

Global risk aversion drove investors back to Treasuries late in the period, driving longer-term Treasury yields to their lowest levels on record while sharply increasing high yield credit spreads. The high yield market unwound more than a year’s worth of spread compression in the final months of the period, resulting in losses in that sector but also creating a significantly higher yield compensation going forward compared with Treasuries. We are cautious about some of the lower-rated corporate debt sectors as well as lower-rated structured product sectors, but nonetheless, we believe that several opportunities for value still exist in specifically selected securities. Going forward, we continue to look to add compelling yield valuations from the structured product and corporate credit sectors and intend to continue monitoring the evolving risk to reward relationships given the low-yield environment in Treasuries and the elevated volatility in the spread sectors. We believe that the Fund is well positioned to provide competitive returns and to tactically add value from the structured product and corporate credit sectors in the quarters ahead.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

10	Wells Fargo Advantage Income Plus Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF AUGUST 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (STYAX)	07/13/1998	0.08	0.01	6.32	5.82	4.79	4.76	7.30	6.32	0.91%	0.91%
Class B (STYBX)**	07/13/1998	(0.68)	(1.03)	6.18	5.76	4.32	3.97	6.49	5.76	1.66%	1.66%
Class C (WFIPX)	07/13/1998	3.34	2.92	6.50	5.52	4.34	3.92	6.50	5.52	1.66%	1.66%
Administrator Class (WIPDX)	07/30/2010					4.84	4.82	7.33	6.25	0.85%	0.78%
Institutional Class (WIPIX)	07/18/2008					4.90	5.04	7.49	6.41	0.58%	0.58%
Investor Class (WIPNX)	07/18/2008					4.72	4.67	7.27	6.30	0.94%	0.94%
Barclays Capital U.S. Universal Bond Index						4.99	4.81	6.53	5.93

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and has been adjusted to include the higher expenses applicable to the Administrator Class shares. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Class A shares, and has been adjusted to include the higher expenses applicable to the Investor Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, 0.75% for Administrator Class, 0.61% for Institutional Class and 0.93% for Investor Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses	Wells Fargo Advantage Income Plus Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 03-01-2011	Ending Account Value 08-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,047.92	$4.54	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48	0.88%
Class B
Actual	$1,000.00	$1,043.16	$8.39	1.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.29	1.63%
Class C
Actual	$1,000.00	$1,043.37	$8.40	1.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.29	1.63%
Administrator Class
Actual	$1,000.00	$1,048.37	$3.87	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Institutional Class
Actual	$1,000.00	$1,048.99	$2.84	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Investor Class
Actual	$1,000.00	$1,047.19	$4.64	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12	Wells Fargo Advantage Income Plus Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 37.30%
FHLMC%%	4.00%	12/15/2039	$6,310,000	$6,531,836
FHLMC #170065±	0.50	09/01/2012	263	265
FHLMC #1J1263±	2.11	01/01/2036	116,236	121,650
FHLMC #3748 D	4.00	11/15/2039	3,045,000	3,225,236
FHLMC #A77459	7.50	05/01/2038	36,825	42,449
FHLMC #A92458	5.00	06/01/2040	2,659,523	2,866,241
FHLMC #A92666	5.50	06/01/2040	3,487,509	3,809,724
FHLMC #A93454	5.00	08/01/2040	1,446,570	1,559,008
FHLMC #C00922	8.00	02/01/2030	1,042	1,239
FHLMC Series 2736 Class BC	5.00	12/15/2029	543,766	555,313
FHLMC Series M009 Class A(i)	5.40	10/15/2021	1,300,210	1,402,329
FHLMC Series T-42 Class A5	7.50	02/25/2042	3,318,038	4,002,739
FHLMC Structured Pass-Through Securities Series T-57 Class 2A1±	3.72	07/25/2043	104,253	106,422
FHLMC Structured Pass-Through Securities Series T-59 Class 2A1±	3.41	10/25/2043	90,114	92,718
FNMA%%	3.50	07/25/2040	4,525,000	4,551,867
FNMA%%	4.00	04/25/2024	2,600,000	2,741,375
FNMA%%	4.50	03/25/2021	3,240,000	3,452,625
FNMA%%	4.50	04/25/2039	6,620,000	6,995,478
FNMA%%	5.00	09/25/2036	3,416,000	3,678,605
FNMA%%	5.50	04/25/2035	19,340,000	21,131,971
FNMA%%	5.50	10/25/2019	1,352,000	1,467,131
FNMA%%	6.00	09/25/2035	17,990,000	19,909,871
FNMA #073587	7.87	07/01/2026	2,751,427	2,923,934
FNMA #256986	7.00	11/01/2037	134,332	153,188
FNMA #257307	6.00	08/01/2038	636,322	705,176
FNMA #385234	6.06	06/01/2012	240,000	242,605
FNMA #464093±	4.39	01/01/2020	1,613,849	1,767,731
FNMA #465156±	4.46	05/01/2020	1,940,740	2,132,428
FNMA #467790±	4.26	04/01/2021	2,987,904	3,233,062
FNMA #545320±	5.82	11/01/2011	1,968,556	1,967,291
FNMA #545547±	6.03	03/01/2012	975,585	981,944
FNMA #725715	5.50	08/01/2034	768,183	845,637
FNMA #735230	5.50	02/01/2035	237,223	261,142
FNMA #831621	7.00	07/01/2036	73,021	83,979
FNMA #863727±	2.52	01/01/2036	332,807	350,521
FNMA #886087	6.50	07/01/2036	174,979	197,567
FNMA #886686±	5.27	08/01/2036	151,733	158,361
FNMA #888022	5.00	02/01/2036	244,771	264,685
FNMA #889398	6.00	11/01/2037	443,705	491,993
FNMA #892283±	5.84	09/01/2036	120,175	125,502
FNMA #895998	6.50	07/01/2036	113,582	128,291
FNMA #902200	6.50	11/01/2036	64,090	72,310
FNMA #934370	5.50	08/01/2038	2,387,987	2,633,988
FNMA #941312	6.50	07/01/2037	6,175,741	6,954,961
FNMA #947654	6.00	10/01/2037	5,205,144	5,771,622
FNMA #976190	7.50	05/01/2038	18,011	20,898
FNMA #987853	5.50	08/01/2038	4,274,448	4,710,777
FNMA #995238	5.00	01/01/2024	1,155,834	1,248,247
FNMA #995591	7.00	03/01/2024	3,792,935	4,095,056
FNMA #AB1469	4.50	09/01/2040	12,513,233	13,243,824
FNMA #AC2673	4.00	09/01/2024	369,850	391,004

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Income Plus Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA #AD7860	5.00%	06/01/2040	$5,354,665	$5,781,923
FNMA #AD9194	5.00	08/01/2040	14,851,851	16,036,905
FNMA #AE0113	4.00	07/01/2040	20,433,576	21,211,827
FNMA #AE2148	3.50	02/01/2026	3,535,259	3,692,169
FNMA #AE3049	4.50	09/01/2040	4,346,702	4,600,486
FNMA Grantor Trust Series 2002-T12 Class A3	7.50	05/25/2042	12,970	15,219
FNMA Series 11	1.25	02/27/2014	12,265,000	12,514,065
FNMA Series 2003-W14 Class 2A±	2.91	06/25/2035	267,960	280,605
FNMA Series 2003-W14 Class 2A±	4.05	01/25/2043	143,786	153,379
FNMA Series 2004-7 Class AE	5.00	12/25/2030	424,353	431,466
FNMA Whole Loan Series 2003-W8 Class 4A±	3.70	11/25/2042	280,165	298,478
FNMA Whole Loan Series 2004-W11 Class 1A3	7.00	05/25/2044	3,133,328	3,721,729
FNMA Whole Loan Series 2004-W15 Class 1A3	7.00	08/25/2044	2,498,438	2,906,672
GNMA%%	4.50	04/25/2040	7,130,000	7,710,427
GNMA #4747	5.00	07/20/2040	4,264,028	4,709,478
GNMA #516121	7.50	12/15/2029	1,381	1,623
GNMA Series 2005-59 Class A	4.39	05/16/2023	24,513	24,548
GNMA Series 2005-90 Class A	3.76	09/16/2028	2,074,652	2,128,989
GNMA Series 2006-3 Class A	4.21	01/16/2028	120,133	120,783
GNMA Series 2007-12 Class A	3.96	06/16/2031	1,080,364	1,111,943
GNMA Series 2007-12 Class C	5.28	04/16/2041	485,000	546,335
GNMA Series 2008-22 Class XM±(c)	3.33	02/16/2050	16,276,101	662,428
GNMA Series 2008-86 Class D	5.46	04/16/2040	4,365,000	4,999,972

Total Agency Securities (Cost $230,690,539)				238,065,265

Asset Backed Securities: 1.04%
Chase Issuance Trust Series 2005-A6 Class A6±	0.28	07/15/2014	430,000	429,836
Citibank Credit Card Issuance Trust Series 2005-C1 Class C1	5.50	03/24/2017	285,000	320,453
Countrywide Asset Backed Certificates Series 2004-S1 Class A3	4.62	02/25/2035	781,375	735,041
CVS Pass-Through Trust Series T	6.04	12/10/2028	2,411,638	2,624,610
Discover Card Master Trust Series 2008-A4 Class A4	5.65	12/15/2015	2,345,000	2,553,431

Total Asset Backed Securities (Cost $6,164,639)				6,663,371

Corporate Bonds and Notes: 25.57%

Consumer Discretionary: 4.66%

Auto Components: 0.43%
Delphi Corporation 144A	6.13	05/15/2021	1,750,000	1,688,750
TRW Automotive Incorporated 144A	7.25	03/15/2017	1,000,000	1,090,000

				2,778,750

Automobiles: 0.34%
Ford Motor Company	7.45	07/16/2031	2,000,000	2,187,578

Diversified Consumer Services: 0.29%
Service Corporation International Series WI	7.00	06/15/2017	1,750,000	1,828,750

Hotels, Restaurants & Leisure: 0.39%
Agua Caliente Band of Cahuilla Indians 144A(i)	6.44	10/01/2016	795,000	707,312
Seminole Tribe of Florida 144A	7.75	10/01/2017	1,750,000	1,776,250

				2,483,562

14	Wells Fargo Advantage Income Plus Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Internet & Catalog Retail: 0.47%
Expedia Incorporated	5.95%	08/15/2020	$2,985,000	$3,008,316

Media: 1.61%
CBS Corporation	7.88	07/30/2030	2,210,000	2,748,265
Citadel Broadcasting Corporation 144A	7.75	12/15/2018	650,000	700,375
CSC Holdings LLC	7.88	02/15/2018	2,000,000	2,115,000
DISH DBS Corporation	7.88	09/01/2019	1,750,000	1,859,375
Valassis Communication	6.63	02/01/2021	2,000,000	1,895,000
Vivendi SA 144A	6.63	04/04/2018	800,000	943,874

				10,261,889

Multiline Retail: 0.32%
Macy’s Retail Holdings Incorporated	6.65	07/15/2024	1,750,000	2,016,635

Specialty Retail: 0.81%
Best Buy Company Incorporated	6.75	07/15/2013	2,273,000	2,457,097
Limited Brands Incorporated	6.63	04/01/2021	1,750,000	1,771,875
RadioShack Corporation 144A	6.75	05/15/2019	1,000,000	935,000

				5,163,972

Consumer Staples: 0.99%

Beverages: 0.29%
Constellation Brands Incorporated	7.25	09/01/2016	1,750,000	1,861,563

Food Products: 0.29%
TreeHouse Foods Incorporated	7.75	03/01/2018	1,750,000	1,830,938

Tobacco: 0.41%
Lorillard Incorporated	8.13	06/23/2019	1,185,000	1,422,744
Reynolds American Incorporated 144A	7.13	04/15/2019	250,000	236,875
Reynolds Group Holdings 144A	7.88	08/15/2019	1,000,000	990,000

				2,649,619

Energy: 2.30%

Energy Equipment & Services: 0.29%
Baker Hughes Incorporated 144A	3.20	08/15/2021	1,865,000	1,854,603

Oil, Gas & Consumable Fuels: 2.01%
Chesapeake Energy Corporation	6.63	08/15/2020	1,750,000	1,828,750
Consol Energy Incorporated	8.25	04/01/2020	1,750,000	1,881,250
El Paso Corporation	6.50	09/15/2020	2,000,000	2,157,566
Energy Transfer Equity	7.50	10/15/2020	1,750,000	1,793,750
Newfield Exploration Company	6.88	02/01/2020	1,750,000	1,811,250
Suburban Propane Partners LP	7.38	03/15/2020	1,750,000	1,780,625
Texas Eastern Transmission LP	7.00	07/15/2032	1,250,000	1,555,473

				12,808,664

Financials: 7.80%

Capital Markets: 0.44%
Alterra Finance LLC	6.25	09/30/2020	2,610,000	2,818,536

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Income Plus Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Commercial Banks: 0.96%
Fifth Third Bancorp	6.25%	05/01/2013	$2,245,000	$2,395,377
Key Bank NA	4.95	09/15/2015	2,180,000	2,307,268
PNC Financial Services Group Incorporated	8.25	05/29/2049	1,415,000	1,446,736

				6,149,381

Consumer Finance: 1.29%
Discover Financial Services	10.25	07/15/2019	2,380,000	3,070,921
Regions Bank	7.50	05/15/2018	1,650,000	1,608,750
SLM Corporation	8.00	03/25/2020	2,485,000	2,553,415
Sprint Capital Corporation	6.90	05/01/2019	1,000,000	985,000

				8,218,086

Diversified Financial Services: 2.03%
Bank of America Corporation	6.50	08/01/2016	2,795,000	2,998,062
Citigroup Incorporated	5.38	08/09/2020	2,535,000	2,687,675
General Electric Capital Corporation	6.38	11/15/2067	2,670,000	2,643,300
JPMorgan Chase & Company Series 1	7.90	04/29/2049	1,750,000	1,856,208
Moody’s Corporation	5.50	09/01/2020	2,630,000	2,819,402

				13,004,647

Insurance: 2.65%
AFLAC Incorporated	6.90	12/17/2039	2,500,000	2,501,188
Liberty Mutual Group 144A	6.70	08/15/2016	2,220,000	2,437,671
National Life Insurance Company of Vermont 144A	10.50	09/15/2039	1,600,000	2,176,666
Platinum Underwriters Finance Incorporated Series B	7.50	06/01/2017	2,100,000	2,304,401
Prudential Financial Incorporated	8.88	06/15/2068	2,000,000	2,180,000
Torchmark Corporation	9.25	06/15/2019	1,945,000	2,525,015
Unum Group	7.13	09/30/2016	2,360,000	2,758,026

				16,882,967

REIT: 0.43%
Dexus Property Group 144A	7.13	10/15/2014	2,435,000	2,729,029

Health Care: 1.09%

Health Care Equipment & Supplies: 0.24%
Fresenius Medical Care AG & Company	6.88	07/15/2017	1,500,000	1,563,750

Health Care Providers & Services: 0.85%
HCA Incorporated	6.50	02/15/2020	1,750,000	1,769,688
Health Management plc	6.13	04/15/2016	2,000,000	1,950,000
Lifepoint Hospitals Incorporated	6.63	10/01/2020	1,750,000	1,706,250

				5,425,938

Industrials: 2.77%

Aerospace & Defense: 0.31%
Esterline Technologies Corporation	7.00	08/01/2020	1,750,000	1,824,375
Hexcel Corporation	6.75	02/01/2015	167,000	169,923

				1,994,298

16	Wells Fargo Advantage Income Plus Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Commercial Services & Supplies: 0.78%
Clean Harbors Incorporated	7.63%	08/15/2016	$1,575,000	$1,665,563
Equifax Incorporated	6.30	07/01/2017	1,335,000	1,523,700
International Lease Finance Corporation	8.25	12/15/2020	1,750,000	1,780,625

				4,969,888

Electrical Equipment: 0.28%
Belden CDT Incorporated	7.00	03/15/2017	1,750,000	1,750,000

Machinery: 0.57%
Briggs & Stratton Corporation	6.88	12/15/2020	1,750,000	1,754,375
SPX Corporation	7.63	12/15/2014	1,750,000	1,885,625

				3,640,000

Professional Services: 0.83%
FTI Consulting Incorporated	6.75	10/01/2020	1,750,000	1,725,938
Verisk Analytics Incorporated	5.80	05/01/2021	3,220,000	3,580,254

				5,306,192

Information Technology: 1.05%

Communications Equipment: 0.28%
Brocade Communications Systems Incorporated	6.88	01/15/2020	1,750,000	1,780,625

Electronic Equipment & Instruments: 0.47%
Corning Incorporated	7.25	08/15/2036	2,092,000	2,522,326
Jabil Circuit Incorporated	5.63	12/15/2020	500,000	480,625

				3,002,951

Office Electronics: 0.30%
Xerox Corporation	8.25	05/15/2014	1,685,000	1,948,775

Materials: 2.45%

Chemicals: 0.60%
Mosaic Company 144A	7.63	12/01/2016	1,808,000	1,896,140
Nalco Company	8.25	05/15/2017	1,750,000	1,935,938

				3,832,078

Containers & Packaging: 0.59%
Ball Corporation	7.38	09/01/2019	1,750,000	1,898,750
Owens Brockway Glass Container Incorporated	7.38	05/15/2016	1,750,000	1,828,750

				3,727,500

Metals & Mining: 0.60%
Freeport-McMoRan Copper & Gold Incorporated	8.38	04/01/2017	2,470,000	2,664,513
US Steel Corporation«	7.38	04/01/2020	1,250,000	1,184,375

				3,848,888

Paper & Forest Products: 0.66%
Domtar Corporation	10.75	06/01/2017	1,750,000	2,178,750
Georgia Pacific LLC	7.75	11/15/2029	700,000	788,838

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Income Plus Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Paper & Forest Products (continued)
Georgia Pacific LLC	8.88%	05/15/2031	$1,050,000	$1,259,138

				4,226,726

Telecommunication Services: 1.57%

Diversified Telecommunication Services: 0.76%
Frontier Communications Corporation	8.25	04/15/2017	1,750,000	1,820,000
Qwest Corporation	8.38	05/01/2016	1,060,000	1,208,400
Windstream Corporation	7.75	10/15/2020	1,750,000	1,785,000

				4,813,400

Wireless Telecommunication Services: 0.81%
Alltel Corporation	7.00	07/01/2012	1,285,000	1,348,796
American Tower Corporation	7.00	10/15/2017	1,765,000	2,052,877
Crown Castle International Corporation	7.13	11/01/2019	1,750,000	1,793,750

				5,195,423

Utilities: 0.89%

Independent Power Producers & Energy Traders: 0.89%
AES Corporation 144A	7.38	07/01/2021	2,000,000	2,020,000
FPL Energy Caithness Funding 144A(i)	7.65	12/31/2018	1,921,125	2,144,544
NRG Energy Incorporated 144A	7.63	01/15/2018	1,500,000	1,485,000

				5,649,544

Total Corporate Bonds and Notes (Cost $157,844,671)				163,213,461

Municipal Bonds and Notes: 0.67%

Illinois: 0.50%
Illinois GO (GO-State)	4.51	03/01/2015	3,000,000	3,167,940

Oregon: 0.10%
Cow Creek Band Umpqua Tribe of Indians Oregon Series A (Other Revenue)(i)	6.88	10/01/2011	620,000	619,256

Other: 0.07%
Seneca Nation Indians Capital Improvements Authority Series 07 B (Other Revenue) 144A(i)	6.75	12/01/2013	470,000	468,562

Total Municipal Bonds and Notes (Cost $4,090,010)				4,255,758

Non-Agency Mortgage Backed Securities: 5.12%
Bank of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX	5.48	01/15/2049	785,000	707,853
Bank of America Commercial Mortgage Securities Incorporated Series 2008-1 Class AM	6.44	02/10/2051	1,070,000	969,961
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10/15/2037	2,068,995	2,076,073
Commercial Mortgage Trust Pass-Through Certificates Series 2006 Class C7	5.97	06/10/2046	2,555,000	2,429,802
Credit Suisse First Boston Mortgage Securities Corporation Series 1998-C2 Class AX±(c)	0.58	11/15/2030	585,366	4,864
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2	7.88	07/25/2027	152,018	148,491
Goldman Sachs Mortgage Securities Corporation II Series 2006-GG8 Class A4	5.56	11/10/2039	3,503,000	3,724,299
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 Class A4	5.37	12/15/2044	2,725,000	2,993,312

18	Wells Fargo Advantage Income Plus Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB18 Class A4	5.44%	06/12/2047	$2,360,000	$2,512,253
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20 Class A4	5.79	02/12/2051	460,000	493,299
JPMorgan Mortgage Trust Series 2011-C4 Class A2 144A	3.34	07/15/2046	1,485,000	1,485,131
Lehman Brothers UBS Commercial Mortgage Trust Series 2003-C8 Class A3	4.83	11/15/2027	2,688,548	2,724,505
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	02/15/2031	3,735,000	4,034,760
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C1 Class AM	5.46	02/15/2040	1,315,000	1,180,806
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X 144A(c)(i)	0.97	05/28/2040	1,650,686	17,745
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2006-4 Class AM	5.20	12/12/2049	2,200,000	1,914,535
Morgan Stanley Capital I Series 2004-RR2 Class X 144A(c)(i)	0.83	10/28/2033	1,321,115	10,912
Morgan Stanley Capital I Series 2007-IQ Class A4±	5.81	12/12/2049	2,000,000	2,134,568
SACO I Trust Series 2005-2 Class A±144A(i)	0.62	04/25/2035	6,799	2,553
TIAA Real Estate CDO Limited Series 2007-C4 Class A3±	5.97	08/15/2039	1,555,000	1,687,024
WaMu Mortgage Pass Through Certificates Series 2007-HY7 Class 3A2±	5.51	07/25/2037	1,972,363	1,463,545

Total Non-Agency Mortgage Backed Securities (Cost $32,906,675)				32,716,291

	Dividend Yield		Shares
Preferred Stocks: 0.01%

Financials: 0.01%

Diversified Financial Services: 0.01%
First Republic Capital Corporation 144A	10.50		50	52,650

Total Preferred Stocks (Cost $55,865)				52,650

	Interest Rate		Principal
US Treasury Securities: 22.76%
US Treasury Bond	4.25	11/15/2040	$15,555,000	17,372,991
US Treasury Bond	4.38	05/15/2040	4,115,000	4,691,758
US Treasury Bond	6.38	08/15/2027	5,620,000	8,071,725
US Treasury Note	0.50	08/15/2014	4,900,000	4,925,284
US Treasury Note	0.63	12/31/2012	10,485,000	10,548,078
US Treasury Note	1.00	12/31/2011	1,955,000	1,961,109
US Treasury Note	1.13	12/15/2011	10,000,000	10,031,250
US Treasury Note	1.50	07/31/2016	2,295,000	2,357,217
US Treasury Note	1.75	03/31/2014	24,415,000	25,343,918
US Treasury Note	2.13	08/15/2021	10,695,000	10,589,761
US Treasury Note	2.25	07/31/2018	15,130,000	15,834,483
US Treasury Note«	3.13	05/15/2021	18,140,000	19,619,498
US Treasury Note«	3.63	02/15/2021	3,020,000	3,405,050
US Treasury Note	4.38	05/15/2041	9,240,000	10,548,014

Total US Treasury Securities (Cost $138,986,603)				145,300,136

Yankee Corporate Bonds and Notes: 10.32%

Consumer Discretionary: 1.13%

Media: 1.13%
British Sky Broadcasting Group plc 144A	9.50	11/15/2018	2,170,000	2,856,427
Globo Comunicacoes e Participacoes SA 144A	7.25	04/26/2022	2,380,000	2,499,000
Myriad International Holdings BV 144A	6.38	07/28/2017	1,755,000	1,886,625

				7,242,052

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Income Plus Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Energy: 0.35%

Energy Equipment & Services: 0.35%
Weatherford International Limited	9.63%	03/01/2019	$1,665,000	$2,232,941

Financials: 6.79%

Capital Markets: 0.16%
Macquarie Group Limited 144A	6.00	01/14/2020	1,000,000	984,716

Commercial Banks: 5.88%
Banco Do Nordeste Do Brasil 144A«	3.63	11/09/2015	2,365,000	2,365,000
Banco Macro SA 144A«	5.50	07/12/2020	2,510,000	2,673,150
Bank Nederlandse Gemeenten 144A	2.50	01/11/2016	5,420,000	5,666,811
Bank of Nova Scotia 144A	2.15	08/03/2016	2,790,000	2,859,719
BBVA Bancomer SA 144A	4.50	03/10/2016	2,090,000	2,100,450
Commonwealth Bank of Australia 144A	6.02	03/29/2049	1,580,000	1,517,135
Export Import Bank of Korea	5.13	06/29/2020	2,600,000	2,719,686
Icici Bank Limited 144A	4.75	11/25/2016	3,000,000	2,950,035
Itau Unibanco Holdings SA 144A	5.75	01/22/2021	2,335,000	2,362,490
Kommunalbanken AS 144A	2.38	01/19/2016	2,330,000	2,440,531
Landwirtsch Rentenbank	2.50	02/15/2016	3,150,000	3,329,279
Lloyds TSB Bank plc 144A	5.80	01/13/2020	2,890,000	2,892,402
Westpac Banking Corporation 144A	1.90	12/14/2012	3,615,000	3,676,014

				37,552,702

Consumer Finance: 0.75%
Inmarsat Finance plc 144A	7.38	12/01/2017	1,750,000	1,820,000
Rio Tinto Finance USA Limited	9.00	05/01/2019	2,175,000	2,965,554

				4,785,554

Materials: 0.61%

Metals & Mining: 0.61%
Arcelormittal	6.13	06/01/2018	1,900,000	1,978,259
Teck Resources Limited	10.25	05/15/2016	1,650,000	1,938,750

				3,917,009

Telecommunication Services: 0.94%

Diversified Telecommunication Services: 0.94%
Telecom Italia Capital SA	7.18	06/18/2019	1,415,000	1,473,655
Telefonica Emisiones SAU	5.13	04/27/2020	1,880,000	1,785,160
Telefonos de Mexico SAB de CV	5.50	11/15/2019	2,485,000	2,754,744

				6,013,559

Utilities: 0.50%

Electric Utilities: 0.50%
Western Power Distributions Holdings Limited 144A	7.38	12/15/2028	2,750,000	3,160,949

Total Yankee Corporate Bonds and Notes (Cost $62,297,912)				65,889,482

Yankee Government Bonds: 0.28%
Russia 144A	5.00	04/29/2020	1,660,000	1,763,750

Total Yankee Government Bonds (Cost $1,649,436)				1,763,750

20	Wells Fargo Advantage Income Plus Fund	Portfolio of Investments—August 31, 2011

Security Name			Principal	Value

Other: 0.36%
Gryphon Funding Limited, Pass-through Entity(a)(i)(v)			$1,247,335	$475,858
VFNC Corporation, Pass-through Entity, 0.21%(a)††(i)(v)±			3,401,104	1,836,596

Total Other (Cost $1,034,371)				2,312,454

	Yield		Shares
Short-Term Investments: 11.04%
Investment Companies: 11.01%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)##	0.05%		47,388,141	47,388,141
Wells Fargo Securities Lending Cash Investments, LLC(r)(l)(u)(v)	0.19		22,866,723	22,866,723

				70,254,864

		Maturity Date	Principal
US Treasury Securities: 0.03%
US Treasury Bill#	0.06	09/22/2011	$200,000	199,998

Total Short-Term Investments (Cost $70,454,862)				70,454,862

Total Investments in Securities
(Cost $706,175,583)*	114.47%	730,687,480
Other Assets and Liabilities, Net	(14.47)	(92,380,319)

Total Net Assets	100.00%	$638,307,161

±	Variable rate investments.

%%	Security issued on a when-issued (TBA) basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities or unfunded loans.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $706,679,058 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$28,042,543
Gross unrealized depreciation	(4,034,121)

Net unrealized appreciation	$24,008,422

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—August 31, 2011	Wells Fargo Advantage Income Plus Fund	21

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$660,432,616
In affiliated securities, at value	70,254,864

Total investments, at value (see cost below)	730,687,480
Receivable for investments sold	10,922,587
Principal paydown receivable	2,460
Receivable for Fund shares sold	726,095
Receivable for interest	5,632,653
Receivable for daily variation margin on open futures contracts	33,984
Receivable for securities lending income	2,270
Prepaid expenses and other assets	206,914

Total assets	748,214,443

Liabilities
Payable for investments purchased	84,430,170
Payable for Fund shares redeemed	1,014,928
Payable upon receipt of securities loaned	23,901,084
Advisory fee payable	209,917
Distribution fees payable	22,022
Due to other related parties	60,886
Accrued expenses and other liabilities	268,275

Total liabilities	109,907,282

Total net assets	$638,307,161

NET ASSETS CONSIST OF
Paid-in capital	$660,439,422
Overdistributed net investment income	(34,875)
Accumulated net realized losses on investments	(46,575,813)
Net unrealized gains on investments	24,478,427

Total net assets	$638,307,161

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$163,499,005
Shares outstanding – Class A	13,585,105
Net asset value per share – Class A	$12.04
Maximum offering price per share – Class A2	$12.61
Net assets – Class B	$4,054,058
Shares outstanding – Class B	336,389
Net asset value per share – Class B	$12.05
Net assets – Class C	$30,364,103
Shares outstanding – Class C	2,524,156
Net asset value per share – Class C	$12.03
Net assets – Administrator Class	$90,062,605
Shares outstanding – Administrator Class	7,494,238
Net asset value per share – Administrator Class	$12.02
Net assets – Institutional Class	$161,275,902
Shares outstanding – Institutional Class	13,402,910
Net asset value per share – Institutional Class	$12.03
Net assets – Investor Class	$189,051,488
Shares outstanding – Investor Class	15,710,011
Net asset value per share – Investor Class	$12.03

Total investments, at cost	$706,175,583

Securities on loan, at value	$23,335,025

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.5 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Plus Fund	Statement of Operations—Year Ended August 31, 2011

Investment income
Interest	$25,349,208
Dividends	5,285
Income from affiliated securities	129,349
Securities lending income, net	25,749

Total investment income	25,509,591

Expenses
Advisory fee	2,492,384
Administration fees
Fund level	315,651
Class A	360,737
Class B	7,969
Class C	47,958
Administrator Class	30,512
Institutional Class	121,215
Investor Class	358,828
Shareholder servicing fees
Class A	562,374
Class B	12,452
Class C	74,935
Administrator Class	75,197
Investor Class	458,540
Distribution fees
Class B	37,355
Class C	224,805
Custody and accounting fees	61,094
Professional fees	44,399
Registration fees	11,863
Shareholder report expenses	1,588
Trustees’ fees and expenses	12,776
Other fees and expenses	11,727

Total expenses	5,324,359
Less: Fee waivers and/or expense reimbursements	(21,582)

Net expenses	5,302,777

Net investment income	20,206,814

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	8,931,882
Futures transactions	(1,696,332)

Net realized gains on investments	7,235,550

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,670,344
Futures transactions	(231,520)

Net change in unrealized gains (losses) on investments	1,438,824

Net realized and unrealized gains (losses) on investments	8,674,374

Net increase in net assets resulting from operations	$28,881,188

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Income Plus Fund	23

	Year Ended August 31, 2011		Year Ended August 31, 2010[1]		Year Ended May 31, 2010

Operations
Net investment income		$20,206,814		$4,275,227		$14,053,206
Net realized gains on investments		7,235,550		8,482,970		12,157,105
Net change in unrealized gains (losses) on investments		1,438,824		12,363,919		20,288,063

Net increase in net assets resulting from operations		28,881,188		25,122,116		46,498,374

Distributions to shareholders from
Net investment income
Class A		(7,253,660)		(1,940,505)		(4,996,943)
Class B		(126,499)		(28,465)		(97,473)
Class C		(775,337)		(175,248)		(384,597)
Administrator Class		(1,288,066)		(34)[2]		NA
Institutional Class		(5,565,679)		(1,408,167)		(4,852,567)
Investor Class		(6,235,854)		(1,992,383)		(7,940,932)
Net realized gains
Class A		(2,570,215)		0		0
Class B		(55,169)		0		0
Class C		(300,818)		0		0
Administrator Class		(24,938)		0 [2]		NA
Institutional Class		(1,471,630)		0		0
Investor Class		(1,899,529)		0		0

Total distributions to shareholders		(27,567,394)		(5,544,802)		(18,272,512)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	5,063,452	59,779,883	2,255,480	26,597,124	5,623,196	63,580,509
Class B	67,095	799,510	35,679	425,122	16,887	193,083
Class C	556,323	6,596,391	216,138	2,563,910	657,154	7,473,984
Administrator Class	8,546,199	100,875,382	842 [2]	10,000 [2]	NA	NA
Institutional Class	2,029,087	24,130,906	668,801	7,957,692	1,119,295	12,579,375
Investor Class	1,904,015	22,594,674	564,319	6,676,335	2,016,704	22,868,076

		214,776,746		44,230,183		106,695,027

Reinvestment of distributions
Class A	678,417	7,991,473	140,221	1,658,273	401,593	4,550,976
Class B	11,396	134,447	1,755	20,849	6,058	68,311
Class C	57,653	679,224	9,331	110,351	27,598	313,439
Administrator Class	106,380	1,261,230	3 [2]	34 [2]	NA	NA
Institutional Class	542,974	6,406,206	113,078	1,335,238	418,954	4,742,874
Investor Class	610,699	7,203,352	147,155	1,736,233	610,508	6,909,401

		23,675,932		4,860,978		16,585,001

Payment for shares redeemed
Class A	(13,928,582)	(164,089,087)	(1,205,904)	(14,251,698)	(3,556,303)	(40,237,141)
Class B	(253,152)	(2,996,286)	(59,163)	(699,455)	(228,226)	(2,574,563)
Class C	(611,787)	(7,241,866)	(74,026)	(874,624)	(100,553)	(1,139,506)
Administrator Class	(1,159,186)	(13,782,662)	0 [2]	0 [2]	NA	NA
Institutional Class	(1,428,770)	(17,000,233)	(775,214)	(9,159,312)	(885,343)	(9,866,443)
Investor Class	(3,319,807)	(39,257,635)	(456,784)	(5,390,183)	(2,730,542)	(30,921,744)

		(244,367,769)		(30,375,272)		(84,739,397)

Net asset value of shares issued in acquisition
Class A	0	0	9,336,899	109,431,454	0	0
Class B	0	0	374,320	4,393,788	0	0
Class C	0	0	1,116,775	13,088,682	0	0
Institutional Class	0	0	2,579,580	30,232,082	0	0

		0		157,146,006		0

Net increase (decrease) in net assets resulting from capital share transactions		(5,915,091)		175,861,895		38,540,631

Total increase (decrease) in net assets		(4,601,297)		195,439,209		66,766,493

Net assets
Beginning of period		642,908,458		447,469,249		380,702,756

End of period		$638,307,161		$642,908,458		$447,469,249

Undistributed (overdistributed) net investment income		$(34,875)		$468,676		$886,352

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Plus Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class A	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$12.00	$11.59	$10.82	$10.70	$10.65	$10.49
Net investment income	0.37 [2]	0.09 [2]	0.37 [2]	0.42 [2]	0.48 [2]	0.53 [2]
Net realized and unrealized gains (losses) on investments	0.18	0.44	0.88	0.15	0.08	0.19

Total from investment operations	0.55	0.53	1.25	0.57	0.56	0.72
Distributions to shareholders from
Net investment income	(0.42)	(0.12)	(0.48)	(0.45)	(0.51)	(0.56)
Net realized gains	(0.09)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.51)	(0.12)	(0.48)	(0.45)	(0.51)	(0.56)
Net asset value, end of period	$12.04	$12.00	$11.59	$10.82	$10.70	$10.65
Total return[3]	4.76%	4.62%	11.74%	5.52%	5.37%	7.04%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.91%	1.03%	1.05%	1.35%	1.34%
Net expenses	0.88%	0.88%	0.90%	0.90%	1.00%	1.00%
Net investment income	3.17%	3.07%	3.29%	4.01%	4.50%	4.96%
Supplemental data
Portfolio turnover rate	215%	84%	187%	455%	245%	205%
Net assets, end of period (000’s omitted)	$163,499	$261,227	$130,382	$94,938	$43,481	$37,526

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Income Plus Fund	25

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class B	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$12.01	$11.61	$10.82	$10.70	$10.65	$10.49
Net investment income	0.29 [2]	0.07 [2]	0.29 [2]	0.35 [2]	0.40 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	0.17	0.43	0.89	0.14	0.08	0.29

Total from investment operations	0.46	0.50	1.18	0.49	0.48	0.64
Distributions to shareholders from
Net investment income	(0.33)	(0.10)	(0.39)	(0.37)	(0.43)	(0.48)
Net realized gains	(0.09)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.42)	(0.10)	(0.39)	(0.37)	(0.43)	(0.48)
Net asset value, end of period	$12.05	$12.01	$11.61	$10.82	$10.70	$10.65
Total return[3]	3.97%	4.31%	11.04%	4.69%	4.58%	6.24%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.65%	1.78%	1.80%	2.10%	2.09%
Net expenses	1.63%	1.62%	1.65%	1.65%	1.75%	1.75%
Net investment income	2.40%	2.33%	2.54%	3.30%	3.75%	4.24%
Supplemental data
Portfolio turnover rate	215%	84%	187%	455%	245%	205%
Net assets, end of period (000’s omitted)	$4,054	$6,140	$1,839	$3,937	$7,067	$10,682

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Income Plus Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class C	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$12.00	$11.59	$10.82	$10.69	$10.65	$10.49
Net investment income	0.29 [2]	0.07 [2]	0.29 [2]	0.35 [2]	0.40 [2]	0.43 [2]
Net realized and unrealized gains (losses) on investments	0.16	0.44	0.88	0.15	0.07	0.21

Total from investment operations	0.45	0.51	1.17	0.50	0.47	0.64
Distributions to shareholders from
Net investment income	(0.33)	(0.10)	(0.40)	(0.37)	(0.43)	(0.48)
Net realized gains	(0.09)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.42)	(0.10)	(0.40)	(0.37)	(0.43)	(0.48)
Net asset value, end of period	$12.03	$12.00	$11.59	$10.82	$10.69	$10.65
Total return[3]	3.92%	4.42%	10.93%	4.85%	4.50%	6.24%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.66%	1.78%	1.80%	2.10%	2.09%
Net expenses	1.63%	1.63%	1.65%	1.65%	1.75%	1.75%
Net investment income	2.41%	2.32%	2.53%	3.32%	3.75%	4.23%
Supplemental data
Portfolio turnover rate	215%	84%	187%	455%	245%	205%
Net assets, end of period (000’s omitted)	$30,364	$30,253	$14,533	$7,242	$4,870	$4,633

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Income Plus Fund	27

(For a share outstanding throughout each period)

	Year Ended August 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$12.00	$11.87
Net investment income	0.39 [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	0.16	0.14

Total from investment operations	0.55	0.17
Distributions to shareholders from
Net investment income	(0.44)	(0.04)
Net realized gains	(0.09)	0.00

Total distributions to shareholders	(0.53)	(0.04)
Net asset value, end of period	$12.02	$12.00
Total return[3]	4.82%	1.43%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.86%
Net expenses	0.75%	0.86%
Net investment income	3.29%	3.31%
Supplemental data
Portfolio turnover rate	215%	84%
Net assets, end of period (000’s omitted)	$90,063	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Income Plus Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Institutional Class	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$12.00	$11.60	$10.82	$10.51
Net investment income	0.41 [3]	0.10 [3]	0.41 [3]	0.39 [3]
Net realized and unrealized gains (losses) on investments	0.17	0.43	0.88	0.36

Total from investment operations	0.58	0.53	1.29	0.75
Distributions to shareholders from
Net investment income	(0.46)	(0.13)	(0.51)	(0.44)
Net realized gains	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.55)	(0.13)	(0.51)	(0.44)
Net asset value, end of period	$12.03	$12.00	$11.60	$10.82
Total return[4]	5.04%	4.71%	12.06%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.55%	0.59%	0.68%	0.69%
Net expenses	0.55%	0.56%	0.61%	0.61%
Net investment income	3.53%	3.36%	3.58%	4.29%
Supplemental data
Portfolio turnover rate	215%	84%	187%	455%
Net assets, end of period (000’s omitted)	$161,276	$147,102	$112,163	$97,574

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Income Plus Fund	29

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Investor Class	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$12.00	$11.60	$10.82	$10.51
Net investment income	0.37 [3]	0.09 [3]	0.37 [3]	0.36 [3]
Net realized and unrealized gains (losses) on investments	0.17	0.43	0.88	0.36

Total from investment operations	0.54	0.52	1.25	0.72
Distributions to shareholders from
Net investment income	(0.42)	(0.12)	(0.47)	(0.41)
Net realized gains	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.51)	(0.12)	(0.47)	(0.41)
Net asset value, end of period	$12.03	$12.00	$11.60	$10.82
Total return[4]	4.67%	4.52%	11.79%	6.99%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.97%	1.07%	1.08%
Net expenses	0.90%	0.92%	0.94%	0.94%
Net investment income	3.14%	3.00%	3.25%	3.94%
Supplemental data
Portfolio turnover rate	215%	84%	187%	455%
Net assets, end of period (000’s omitted)	$189,051	$198,176	$188,551	$177,010

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Income Plus Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Income Plus Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks

Notes to Financial Statements	Wells Fargo Advantage Income Plus Fund	31

to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for the dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

32	Wells Fargo Advantage Income Plus Fund	Notes to Financial Statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$534,730	$1,376,410	$(1,911,140)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At August 31, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2013	2014	2015	2016	2017
$869,776	$4,304,664	$9,072,772	$21,588,119	$10,272,813

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

Notes to Financial Statements	Wells Fargo Advantage Income Plus Fund	33

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Preferred stocks	$0	$0	$52,650	$52,650
Agency securities	0	238,065,265	0	238,065,265
Asset-backed securities	0	6,663,371	0	6,663,371
Corporate bonds and notes	0	163,213,461	0	163,213,461
Municipal bonds and notes	0	4,255,758	0	4,255,758
Non-agency mortgage backed securities	0	32,716,291	0	32,716,291
U.S. Treasury securities	145,300,136	0	0	145,300,136
Yankee corporate bonds and notes	0	65,889,482	0	65,889,482
Yankee government bonds	0	1,763,750	0	1,763,750
Other	0	0	2,312,454	2,312,454
Short-term investments
Investment companies	47,388,141	22,866,723	0	70,254,864
U.S. Treasury securities	199,998	0	0	199,998
	$192,888,275	$535,434,101	$2,365,104	$730,687,480

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of August 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other Financial Instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$(33,470)	$0	$0	$(33,470)

+	Futures contracts are valued at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

34	Wells Fargo Advantage Income Plus Fund	Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Stock	Other	Total
Balance as of August 31, 2010	$0	$3,147,514	$3,147,514
Accrued discounts (premiums)	0	0	0
Realized gains (losses)	0	0	0
Change in unrealized gains (losses)	0	519,027	519,028
Purchases	0	0	0
Sales	0	(1,354,087)	(1,354,087)
Transfers into Level 3	52,650	0	52,650
Transfers out of Level 3	0	0	0
Balance as of August 31, 2011	$52,650	$2,312,454	2,365,104
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$0	$(105,973)	$(105,973)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Notes to Financial Statements	Wells Fargo Advantage Income Plus Fund	35

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $8,964 from the sale of Class A shares and $900, $3,862 and $6,660 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2011, were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,237,227,028	$202,610,391	$1,204,729,601	$160,894,050

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2011, the Fund entered into futures contracts for for speculative purposes.

At August 31, 2011, the Fund had short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Value at August 31, 2011	Net Unrealized Gains (Losses)
December 2011	87 Short	10-Year US Treasury Note	$11,225,719	$(33,470)

The Fund had an average notional amount of $17,363,111 and $6,206,794 in long and short futures contracts, respectively, during the year ended August 31, 2011.

For the Fund, the fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

On August 31, 2011, the cumulative losses on futures contracts in the amount of $33,470 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. ACQUISITION

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Core Plus Bond Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Core Plus Bond Fund for 13,407,574 shares of the Fund valued at $157,146,006 at an exchange ratio of 0.97 for Class A, Class C and Institutional Class shares. Class B shares were exchanged at a ratio of 0.96. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Core Plus Bond Fund received Class A, Class B, Class C and Institutional Class shares, respectively, of the Fund in the reorganization. The investment portfolio of Evergreen Core Plus Bond Fund with a fair value of $155,131,699, identified cost of $157,659,752 and unrealized deprecation of $2,528,053 at July 9, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Core Plus Bond Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

36	Wells Fargo Advantage Income Plus Fund	Notes to Financial Statements

Assuming the acquisition had been completed June 1, 2010, the beginning of the annual reporting period for The Fund, the Fund’s pro forma results of operations for the three months ended August 31, 2010 would have been:

Net investment income	$5,329,599
Net realized and unrealized gains (losses) on investments	$24,949,767
Net increase in net assets resulting from operations	$30,279,366

The aggregate net assets of the the Fund immediately before and after the acquisitions were $457,479,275 and $614,625,281, respectively.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011, the Fund paid $979 in commitment fees.

For the year ended August 31, 2011, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2011, the period ended August 31, 2010 and the year ended May 31, 2010 were as follows:

	Year ended August 31,		Year ended May 31, 2010
	2011	2010*
Ordinary Income	$25,511,912	$5,544,802	$18,272,512
Long-term Capital Gain	2,055,482	0	0

*	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$24,008,422	$(46,108,144)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured

Notes to Financial Statements	Wells Fargo Advantage Income Plus Fund	37

borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

38	Wells Fargo Advantage Income Plus Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Income Plus Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Income Plus Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Income Plus Fund	39

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $2,055,482 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $5,890 of income dividends paid during the fiscal year ended August 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $18,336,701 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 871 of the Internal Revenue Code, $2,780,911 has been designated as short-term capital gain dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

40	Wells Fargo Advantage Income Plus Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Income Plus Fund	41

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

42	Wells Fargo Advantage Income Plus Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Income Plus Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors,

Other Information (Unaudited)	Wells Fargo Advantage Income Plus Fund	43

together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a

44	Wells Fargo Advantage Income Plus Fund	Other Information (Unaudited)

combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

Other Information (Unaudited)	Wells Fargo Advantage Income Plus Fund	45

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

46	Wells Fargo Advantage Income Plus Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205326 10-11 A219/AR219 08-11

Wells Fargo Advantage

Short Duration Government Bond Fund

Annual Report

August 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short Duration Government Bond Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Short Duration Government Bond Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of 2008. The Caa-rated3 credit

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

3.	The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

Letter to Shareholders	Wells Fargo Advantage Short Duration Government Bond Fund	3

tier (Caa-rated subsector of the Barclays Capital U.S. Corporate High Yield Bond Index) returned 8.7% during the period, while the Baa-rated credit tier of the Barclays Capital U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S. Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first

4	Wells Fargo Advantage Short Duration Government Bond Fund	Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value.

time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again surged higher during the spring and summer on heightened political turmoil in the Middle East. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	5

INVESTMENT OBJECTIVE

The Fund seeks to provide current income consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas O’Connor, CFA

Troy Ludgood

FUND INCEPTION

December 18, 1992

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011
Class A (Excluding Sales Charges)	2.17%
Barclays Capital 1-3 Year U.S. Government Bond Index[1]	1.53%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. The Adviser has committed through December 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.83% for Class A shares. The Fund’s gross and net expense ratios are 0.87% and 0.84%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Capital 1-3 Year U.S. Government Bond Index is the 1-3 year component of the Barclays Capital U.S. Government Bond Index and is composed of all publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The Barclays Capital 1-3 Year U.S. Government Bond Index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Short Duration Government Bond Fund Class A shares for the most recent ten years with the Barclays Capital 1-3 Year U.S. Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6	Wells Fargo Advantage Short Duration Government Bond Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 2.17% for the 12-month period that ended August 31, 2011. During the same period, the Fund’s benchmark, the Barclays Capital 1–3 Year U.S. Government Bond Index, returned 1.53%.

■

Outperformance for the period was driven by security selection in mortgages and relative-value trading in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and mortgage-backed securities (MBS).

The 12-month period was marked by slow growth and investor caution over uncertain economic conditions.

Fixed-income assets outperformed equities for the year, as Treasury yields declined across the yield curve and as investors rushed to safe havens. Confusion in Europe; political disagreement over the debt ceiling in the U.S., which contributed to a downgrade of the U.S. AAA debt rating by Standard & Poor’s; and macro data suggesting that the recovery is more shallow than expected have all weighed heavily on investor confidence. Federal Reserve Chairman Ben Bernanke recently announced the Federal Open Market Committee’s intention to keep interest rates near zero until 2013, causing the U.S. Treasury yield curve to collapse to some of the lowest levels in history.

The uncertainties around Europe and global economic growth prospects remain the major concerns for investors. Decelerating manufacturing activity, weaker hiring and plunging consumer confidence suggest that prospects for ongoing growth are on the weak side. Lack of confidence in economic policies in the U.S. and Europe and an ongoing environment characterized by shocks could be providing a negative feedback loop into the markets and the economy. On the positive side, consumer services and spending appear to be holding up fairly well, potentially mitigating near-term recession risks and reflecting beneficial effects resulting from recently lower interest rates and commodity prices.

TEN LARGEST LONG-TERM HOLDINGS[3] (AS OF AUGUST 31, 2011)
US Treasury Note 0.75% 03/31/2013	17.66%
US Treasury Note 0.13% 08/31/2013	6.32%
US Treasury Note 0.63% 01/31/2013	3.86%
US Treasury Note 0.38% 07/31/2013	3.72%
US Treasury Note 0.50% 08/15/2014	3.38%
GNMA #005080 4.00% 06/20/2026	2.84%
FNMA 3.50% 12/01/2099	2.74%
US Treasury Note 0.38% 08/31/2012	2.65%
FNMA 3.00% 12/01/2099	2.64%
US Treasury Note 0.50% 11/30/2012	1.86%

Overweights in structured product sectors added to performance.

Throughout the period, we maintained portfolio overweights to MBS, ABS and CMBS, while maintaining underweights to both agency debt and U.S. Treasuries compared with the Fund’s benchmark. As part of our strategy for managing interest-rate risk, we also maintained an overweight of five-year-duration securities and an underweight of two-year-duration4 securities versus the benchmark. More recently, relative-value trading in the MBS, CMBS and ABS sectors, along with our overweight of seasoned premium MBS, were significant contributors.

In structured products, we added to our agency adjustable-rate mortgage overweight because that sector continued to offer solid relative value. In the CMBS sector, we performed a relative-value swap in 2004 vintage seasoned CMBS and added a block of short-duration 2010 vintage CMBS. In the consumer ABS market, we added exposure to short-maturity credit card floaters.

3.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.
4.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

Performance Highlights (Unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	7

PORTFOLIO ALLOCATION[5] (AS OF AUGUST 31, 2011)

Market uncertainties may bring more opportunities for investor value.

The outlook for the U.S. economy weakened further in August 2011. Decelerating manufacturing activity, weaker hiring, and plunging consumer confidence suggested that prospects for ongoing growth are on the weak side.

Following a sharp rally in Treasuries and a steep correction in the market for riskier assets during August, markets priced in a weaker economic scenario. Following the recent series of shocks, the key debate became whether advanced economies will tip into recession or whether conditions will instead normalize over the coming weeks and months, bolstered by the additional monetary stimulus.

With the 10-year Treasury trading at a 2% yield, the interest-rate market was pricing in not only accommodative policy but also protection from uncertainty. Widening in mortgage and credit spreads appeared to have been driven in part by the velocity of moves in Treasuries, exacerbated by a weak technical backdrop of crowded trading positions and new supply fears. As market participants return from summer vacations and trading activity picks up, we anticipate finding great relative-value trading opportunities in mortgages and ABS/CMBS. We continue to be focused on security selection as the primary driver of performance.

5.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Short Duration Government Bond Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF AUGUST 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (MSDAX)	03/11/1996	(1.44)	(0.89)	4.05	3.48	1.61	2.17	4.69	3.79	0.87%	0.84%
Class B (MSDBX)**	05/31/2002	(1.87)	(1.68)	4.06	3.48	1.13	1.32	4.06	3.48	1.62%	1.59%
Class C (MSDCX)	05/31/2002	0.22	0.41	3.88	3.01	1.22	1.41	3.88	3.01	1.62%	1.59%
Administrator Class (MNSGX)	12/18/1992					1.72	2.41	4.92	4.05	0.81%	0.61%
Institutional Class (WSGIX)	04/08/2005					1.82	2.59	5.11	4.17	0.54%	0.43%
Barclays Capital 1-3 Year U.S. Government Bond Index						1.39	1.53	4.09	3.63

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class B shares, the maximum contingent deferred sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

6.	Historical performance shown for the Class B and Class C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to include the higher expenses applicable to Class B and Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through December 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.83% for Class A, 1.58% for Class B, 1.58% for Class C, 0.60% for Administrator Class and 0.42% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses	Wells Fargo Advantage Short Duration Government Bond Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 03-01-2011	Ending Account Value 08-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,016.07	$4.22	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class B
Actual	$1,000.00	$1,011.28	$8.01	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03	1.58%
Class C
Actual	$1,000.00	$1,012.24	$8.01	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03	1.58%
Administrator Class
Actual	$1,000.00	$1,017.24	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,018.17	$2.14	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Short Duration Government Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 43.69%
FHLMC	3.65%	09/25/2041	$9,685,000	$10,181,257
FHLMC #00461	7.00	03/25/2044	2,856,717	3,384,208
FHLMC #1B8559±	3.58	08/01/2041	2,003,000	2,109,678
FHLMC #1G1451±	5.89	01/01/2037	1,793,859	1,955,172
FHLMC #1G1452±	5.85	01/01/2037	1,895,839	2,065,089
FHLMC #1G1652±	6.02	04/01/2037	8,575,395	9,358,021
FHLMC #1G1708±	6.06	04/01/2037	1,425,660	1,555,566
FHLMC #1G2200±	6.16	09/01/2037	3,776,586	4,116,354
FHLMC #1G2470±	5.87	08/01/2036	2,090,611	2,277,158
FHLMC #1H2616±	5.85	05/01/2036	8,754,417	9,483,740
FHLMC #1Q0913±	5.67	01/01/2038	2,116,630	2,303,726
FHLMC #1Q0915±	5.66	07/01/2038	4,060,951	4,435,596
FHLMC #1Q0974±	5.73	07/01/2038	4,192,608	4,570,038
FHLMC #3560DJ	5.00	03/15/2039	6,451,679	7,003,524
FHLMC #A67539	6.50	11/01/2037	2,394,629	2,716,520
FHLMC #G05394	7.00	05/01/2035	3,720,511	4,299,919
FHLMC #H09224	6.50	12/01/2038	4,009,775	4,463,571
FHLMC Series 3704 Class CT	7.00	12/15/2036	3,833,919	4,438,788
FHLMC Series T-11 Class A8	6.50	01/25/2028	2,843,815	3,279,342
FHLMC Series T-42 Class A5	7.50	02/25/2042	71,430	86,171
FHLMC Series T-60 Class 1A3	7.50	03/25/2044	91,165	106,591
FHLMC Structured Pass-Through Securities Series T-41 Class 3A±	7.01	07/25/2032	173,036	199,329
FHLMC Structured Pass-Through Securities Series T-51 Class 2A	7.50	08/25/2042	2,614,197	3,088,606
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	03/25/2043	864,115	994,694
FHLMC Structured Pass-Through Securities Series T-57 Class 1A3	7.50	07/25/2043	615,701	714,152
FHLMC Structured Pass-Through Securities Series T-59 Class 1A3	7.50	10/25/2043	243,708	280,536
FNMA%%	3.00	12/01/2099	34,700,000	35,399,422
FNMA	3.50	12/01/2099	35,400,000	36,821,531
FNMA	3.73	10/25/2041	9,836,000	10,339,994
FNMA #310021	6.50	08/01/2036	3,509,825	3,971,686
FNMA #545420±	5.68	12/01/2011	729,279	728,828
FNMA #545745±	6.09	07/01/2012	7,292,498	7,397,221
FNMA #884707±	5.67	07/01/2036	4,735,682	5,156,291
FNMA #888703	6.50	08/01/2037	21,770,597	24,721,585
FNMA #889645	7.00	04/01/2035	4,031,011	4,655,807
FNMA #907054±	5.82	11/01/2037	2,382,784	2,602,854
FNMA #942517±	6.24	08/01/2037	4,798,798	5,233,622
FNMA #959381±	5.95	12/01/2037	2,241,352	2,441,807
FNMA #984282	6.50	06/01/2038	18,629,777	21,061,880
FNMA #AD0315	6.50	08/01/2039	16,637,031	18,808,982
FNMA #AE0111±	5.85	06/01/2037	1,751,175	1,911,938
FNMA #AE0934	6.50	02/01/2041	5,364,937	6,065,325
FNMA #AI4045±	2.36	09/01/2041	4,384,000	4,466,544
FNMA #AI4773±	3.55	07/01/2041	6,727,527	7,077,642
FNMA #AI6314±	3.65	07/01/2041	10,644,342	11,203,421
FNMA #AI6315±	3.35	07/01/2041	16,635,856	17,419,745
FNMA #AI7129±	3.67	07/01/2041	3,677,544	3,886,655
FNMA #AI8951±	3.60	09/01/2041	13,295,110	13,976,123
FNMA Grantor Trust Series 2000-T06 Class A1	7.50	06/25/2030	911,106	1,055,982
FNMA Grantor Trust Series 2001-T01 Class A1	7.50	10/25/2040	4,365,755	5,063,310
FNMA Grantor Trust Series 2001-T03 Class A1	7.50	11/25/2040	981,986	1,131,326

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short Duration Government Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA Grantor Trust Series 2001-T08 Class A1	7.50%	07/25/2041	$1,181,542	$1,321,801
FNMA Grantor Trust Series 2001-T16 Class A2	7.00	07/25/2042	36,153	42,118
FNMA Grantor Trust Series 2002-T11 Class B	5.34	04/25/2012	13,931,000	14,317,660
FNMA Grantor Trust Series 2002-T12 Class A3	7.50	05/25/2042	785,733	921,984
FNMA Grantor Trust Series 2002-T19 Class A3	7.50	07/25/2042	1,447,187	1,695,922
FNMA Series 1999-T02 Class A1	7.50	01/19/2039	656,850	753,759
FNMA Series 2001-50 Class BA	7.00	10/25/2041	108,906	122,675
FNMA Series 2001-T04 Class A1	7.50	07/25/2041	133,575	158,779
FNMA Series 2001-W03 Class A	7.00	09/25/2041	1,114,656	1,327,894
FNMA Series 2002-14 Class A1	7.00	01/25/2042	921,229	1,119,063
FNMA Series 2002-14 Class A2	7.50	01/25/2042	1,959,430	2,359,754
FNMA Series 2002-26 Cass A2	7.50	01/25/2048	1,730,556	2,102,891
FNMA Series 2002-26 Class A1	7.00	01/25/2048	1,260,012	1,452,873
FNMA Series 2002-33 Class A2	7.50	06/25/2032	210,546	245,306
FNMA Series 2002-80 Class A1	6.50	11/25/2042	2,048,322	2,225,630
FNMA Series 2002-W01 Class 2A±	7.13	02/25/2042	812,983	955,929
FNMA Series 2002-W06 Class 2A±	7.16	06/25/2042	504,524	609,587
FNMA Series 2002-W6 Class 2A1	6.69	06/25/2042	4,112	4,685
FNMA Series 2003-W01 Class 2A	7.18	12/25/2042	361,486	428,116
FNMA Series 2003-W04 Class 4A	7.30	10/25/2042	1,132,782	1,325,066
FNMA Series 2004-W02 Class 5A	7.50	03/25/2044	243,918	284,278
FNMA Series 2004-W09 Class 1A3	6.05	02/25/2044	6,855,000	7,620,832
FNMA Series 2004-W09 Class 2A3	7.50	02/25/2044	1,246,203	1,482,203
FNMA Series 2005-W03 Class 1A	7.50	03/25/2045	418,699	488,876
FNMA Series 2006-004 Class PB	6.00	09/25/2035	2,962,142	3,332,619
FNMA Series 2006-114 Class PD	6.00	12/25/2036	11,860,719	13,505,742
FNMA Series 2008-45 Class DA	4.50	03/25/2023	4,706,699	5,027,873
FNMA Series 2009-019 Class TA	4.50	12/25/2037	3,630,591	3,901,262
FNMA Series 2009-047 Class MT	7.00	07/25/2039	3,049,443	3,441,990
FNMA Series 2009-047 Class PA	4.50	07/25/2039	7,642,458	8,203,685
FNMA Series 2009-111 Class CL	4.50	03/25/2038	3,695,987	3,863,369
FNMA Series 2009-22 Class EG	5.00	07/25/2035	1,771,792	1,919,668
FNMA Series 2010-64 Class BA	5.00	05/25/2040	13,864,218	14,834,710
FNMA Series 2011-M2 Class A1	2.02	07/25/2021	5,299,602	5,376,483
FNMA Whole Loan Series 2002-W08 Class A3	7.50	06/25/2042	175,361	202,791
FNMA Whole Loan Series 2004-W08 Class 3A	7.50	06/25/2044	2,085,812	2,433,422
FNMA Whole Loan Series 2004-W11 Class 1A2	6.50	05/25/2044	10,590,910	11,875,622
FNMA Whole Loan Series 2004-W14 Class 2A	7.50	07/25/2044	211,379	245,323
FNMA Whole Loan Series 2005-W01 Class 1A4	7.50	10/25/2044	697,796	812,870
FNMA Whole Loan Series 2005-W04 Class 1A3	7.00	08/25/2035	131,619	152,075
GNMA #005080	4.00	06/20/2026	35,763,585	38,133,252
GNMA #781496	6.50	09/15/2032	3,132,463	3,616,123
GNMA #783231	6.00	09/15/2035	20,638,064	23,385,953
GNMA II	3.00	10/20/2041	9,884,000	10,192,875
GNMA II	3.25	09/20/2041	13,318,000	13,932,581
GNMA II	3.56	09/20/2041	9,989,000	10,500,834
GNMA II #082854±	4.00	06/20/2041	7,762,562	8,272,294
GNMA II #082892±	3.50	07/20/2041	2,942,239	3,104,273
GNMA II #082907±	3.50	08/20/2041	7,246,838	7,624,193
GNMA II #082911±	3.50	08/20/2041	3,172,000	3,337,171

Total Agency Securities (Cost $582,715,127)				586,663,601

12	Wells Fargo Advantage Short Duration Government Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Asset-Backed Securities: 9.06%
AESOP Funding II LLC Series 2011-2A Class A 144A	2.37%	11/20/2014	$17,901,000	$18,306,320
Chase Issuance Trust Series 2011-A1 Class A1±	0.40	03/16/2015	21,117,000	21,116,873
Citibank Omni Master Trust Series 2009-A14 Class A14±144A	2.96	08/15/2018	5,391,000	5,649,191
Citibank Omni Master Trust Series 2009-A8 Class A8±144A	2.31	05/16/2016	21,943,000	22,162,156
Greenwich Capital Commercial Funding Corporation Series 2005-GGS Class A4	5.24	04/10/2037	8,210,000	8,598,760
MBNA Credit Card Master Note Trust Series 2005-A2 Class A2±	0.29	10/15/2014	9,723,000	9,721,550
MMCA Automobile Trust Series 2009-A Class A4 144A	6.25	11/16/2015	4,533,000	4,767,198
SLM Student Loan Trust Series 2001-1 Class A3±	0.46	04/25/2023	5,428,000	5,264,046
SLM Student Loan Trust Series 2002-6 Class A4±	0.53	03/15/2019	3,554,711	3,522,256
SLM Student Loan Trust Series 2005-1 Class A2±	0.33	04/27/2020	3,422,576	3,390,865
SLM Student Loan Trust Series 2006-7 Class A4±	0.32	04/25/2022	10,610,000	10,511,681
SLM Student Loan Trust Series 2008-4 Class A3±	1.50	10/25/2017	3,358,000	3,440,526
SLM Student Loan Trust Series 2011-B Class A4±144A	1.06	12/16/2024	5,205,408	5,199,712

Total Asset-Backed Securities (Cost $121,473,481)				121,651,134

Non-Agency Mortgage Backed Securities: 5.70%
Asset Securitization Corporation Commercial Mortgage Pass-Through Series 1996-D3 Class A4±	7.68	10/13/2026	772,477	773,508
Bank of America Commercial Mortgage Incorporated Series 2004-6 Class A3	4.51	12/10/2042	2,572,000	2,583,726
Bank of America Commercial Mortgage Incorporated Series 2004-6 Class A5	4.81	12/10/2042	4,321,000	4,613,212
Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-T16 Class A6	4.75	02/13/2046	9,051,000	9,675,057
Citigroup Commercial Mortgage Trust Series 2005-EMG Class A4 144A	4.52	09/20/2051	2,711,299	2,774,862
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A4	5.01	02/15/2038	3,595,000	3,884,933
Developers Diversified Realty Corporation Series 2009-DDR1 Class A 144A	3.81	10/14/2022	20,656,245	21,625,354
ESA Trust Series 2010-ESHA Class A 144A	2.95	11/05/2027	10,601,079	10,413,122
GMAC Commercial Mortgage Securities Incorporated Series 2004-C2 Class A4	5.30	08/10/2038	3,671,000	3,927,823
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C2 Class A4	5.00	04/15/2030	1,083,000	1,098,227
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C7 Class A3±	5.61	11/15/2030	3,106,000	3,185,383
Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A3A	4.95	07/12/2038	1,968,000	2,012,709
Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A3±	5.39	11/12/2037	2,864,183	2,898,267
Morgan Stanley Capital I Series 2005-HQ6 Class A4	4.99	08/13/2042	4,186,000	4,514,994
Morgan Stanley Dean Witter Capital I Series 2004 Class A3	5.03	06/13/2041	2,441,498	2,484,967

Total Non-Agency Mortgage Backed Securities (Cost $76,686,780)				76,466,144

US Treasury Securities: 41.04%
US Treasury Note	0.50	11/30/2012	24,884,000	24,988,986
US Treasury Note	0.13	08/31/2013	85,018,000	84,885,202
US Treasury Note	0.38	08/31/2012	35,549,000	35,630,940
US Treasury Note«	0.38	06/30/2013	16,367,000	16,420,684
US Treasury Note	0.38	07/31/2013	49,819,000	49,986,342
US Treasury Note	0.50	08/15/2014	45,144,000	45,376,943
US Treasury Note	0.63	01/31/2013	51,478,000	51,803,753
US Treasury Note	0.63	07/15/2014	4,835,000	4,878,080
US Treasury Note	0.75	03/31/2013	235,117,000	237,193,083

Total US Treasury Securities (Cost $548,558,488)				551,164,013

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short Duration Government Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Yankee Corporate Bonds and Notes: 1.34%

Financials: 1.34%

Commercial Banks: 1.34%
Nordea Eiendomskreditt AS±144A	0.67%	04/07/2014	$18,010,000	$17,990,171

Total Yankee Corporate Bonds and Notes (Cost $18,010,000)				17,990,171

Other: 0.08%
Gryphon Funding Limited, Pass-Through Entity(a)(i)(v)			588,530	224,524
VFNC Corporation, Pass-Through Entity, 0.21% ±144A(a)(i)(v)			1,604,742	866,561

Total Other (Cost $488,042)				1,091,085

	Yield		Shares
Short-Term Investments: 3.19%

Investment Companies: 3.19%
Wells Fargo Advantage Government Money Market Fund(l)(u)##	0.01		33,137,245	33,137,245
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(v)(r)	0.19		9,745,958	9,745,958

Total Short-Term Investments (Cost $42,883,203)				42,883,203

Total Investments in Securities
(Cost $1,390,815,121)*	104.10%	1,397,909,351
Other Assets and Liabilities, Net	(4.10)	(55,039,502)

Total Net Assets	100.00%	$1,342,869,849

±	Variable rate investment.

%%	Security issued on a when-issued (TBA) basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

##	All or a portion of this security has been segregated for when-issued securities or unfunded loans.

*	Cost for federal income tax purposes is $1,391,862,899 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,579,328
Gross unrealized depreciation	(3,532,876)

Net unrealized appreciation	$6,046,452

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short Duration Government Bond Fund	Statement of Assets and Liabilities—August 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$1,355,026,148
In affiliated securities, at value	42,883,203

Total investments, at value (see cost below)	1,397,909,351
Receivable for investments sold	141,669,036
Principal paydown receivable	1,112,463
Receivable for Fund shares sold	1,416,916
Receivable for interest	3,685,696
Receivable for securities lending income	819
Prepaid expenses and other assets	115,456

Total assets	1,545,909,737

Liabilities
Dividends payable	266,899
Payable for investments purchased	191,178,202
Payable for Fund shares redeemed	679,824
Payable upon receipt of securities loaned	10,234,000
Advisory fee payable	288,452
Distribution fees payable	45,114
Due to custodian bank	7,968
Due to other related parties	168,534
Accrued expenses and other liabilities	170,895

Total liabilities	203,039,888

Total net assets	$1,342,869,849

NET ASSETS CONSIST OF
Paid-in capital	$1,338,206,511
Undistributed net investment income	535,428
Accumulated net realized losses on investments	(2,966,320)
Net unrealized gains on investments	7,094,230

Total net assets	$1,342,869,849

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$162,719,250
Shares outstanding – Class A	15,711,660
Net asset value per share – Class A	$10.36
Maximum offering price per share – Class A2	$10.68
Net assets – Class B	$1,543,004
Shares outstanding – Class B	148,875
Net asset value per share – Class B	$10.36
Net assets – Class C	$69,076,538
Shares outstanding – Class C	6,659,141
Net asset value per share – Class C	$10.37
Net assets – Administrator Class	$247,357,180
Shares outstanding – Administrator Class	23,847,714
Net asset value per share – Administrator Class	$10.37
Net assets – Institutional Class	$862,173,877
Shares outstanding – Institutional Class	83,132,749
Net asset value per share – Institutional Class	$10.37

Total investments, at cost	$1,390,815,121

Securities on loan, at value	$10,034,400

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended August 31, 2011	Wells Fargo Advantage Short Duration Government Bond Fund	15

Investment income
Interest	$31,379,947
Income from affiliated securities	13,206
Securities lending income, net	163,612

Total investment income	31,556,765

Expenses
Advisory fee	4,956,536
Administration fees
Fund level	654,505
Class A	272,672
Class B	2,280
Class C	116,241
Administrator Class	285,204
Institutional Class	623,448
Shareholder servicing fees
Class A	426,050
Class B	3,562
Class C	181,627
Administrator Class	673,094
Distribution fees
Class B	10,686
Class C	544,881
Custody and accounting fees	65,294
Professional fees	45,552
Registration fees	121,565
Shareholder report expenses	194,540
Trustees’ fees and expenses	10,578
Other fees and expenses	14,120

Total expenses	9,202,435
Less: Fee waivers and/or expense reimbursements	(1,633,220)

Net expenses	7,569,215

Net investment income	23,987,550

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	10,883,104
Net change in unrealized gains (losses) on investments	(3,083,100)

Net realized and unrealized gains (losses) on investments	7,800,004

Net increase in net assets resulting from operations	$31,787,554

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short Duration Government Bond Fund	Statements of Changes in Net Assets

	Year Ended August 31, 2011		Year Ended August 31, 2010[1]		Year Ended May 31, 2010

Operations
Net investment income		$23,987,550		$6,662,660		$21,413,882
Net realized gains on investments		10,883,104		7,274,426		21,208,180
Net change in unrealized gains (losses) on investments		(3,083,100)		1,904,473		(3,244,429)

Net increase in net assets resulting from operations		31,787,554		15,841,559		39,377,633

Distributions to shareholders from
Net investment income
Class A		(4,061,268)		(1,130,660)		(4,105,618)
Class B		(23,296)		(7,227)		(63,800)
Class C		(1,182,810)		(314,208)		(822,761)
Administrator Class		(7,563,181)		(3,456,821)		(13,054,434)
Institutional Class		(21,281,597)		(4,072,001)		(11,897,351)
Net realized gains
Class A		(1,462,161)		0		0
Class B		(12,266)		0		0
Class C		(645,874)		0		0
Administrator Class		(2,149,194)		0		0
Institutional Class		(6,350,799)		0		0

Total distributions to shareholders		(44,732,446)		(8,980,917)		(29,943,964)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	6,878,676	71,400,284	2,838,669	29,637,521	13,311,056	137,941,039
Class B	72,561	753,857	27,366	286,297	20,325	211,761
Class C	2,257,721	23,477,444	897,481	9,386,887	5,111,405	53,157,160
Administrator Class	9,630,990	100,053,410	4,461,421	46,625,847	28,446,841	295,858,335
Institutional Class	55,684,486	579,243,062	11,335,035	118,440,895	46,504,821	483,062,432

		774,928,057		204,377,447		970,230,727

Reinvestment of distributions
Class A	418,538	4,333,583	84,300	881,661	290,414	3,015,805
Class B	3,211	33,264	664	6,955	5,347	55,498
Class C	141,938	1,471,055	22,803	238,852	59,180	615,846
Administrator Class	749,866	7,786,418	275,423	2,882,942	1,041,715	10,829,409
Institutional Class	2,512,689	26,029,511	380,008	3,978,003	1,119,189	11,640,638

		39,653,831		7,988,413		26,157,196

Payment for shares redeemed
Class A	(8,968,788)	(93,071,586)	(1,169,844)	(12,216,732)	(8,203,871)	(85,153,962)
Class B	(74,707)	(776,180)	(49,127)	(513,689)	(320,254)	(3,327,232)
Class C	(2,619,967)	(27,140,094)	(337,333)	(3,528,780)	(619,148)	(6,438,983)
Administrator Class	(28,074,212)	(292,944,511)	(11,681,872)	(122,274,510)	(15,554,123)	(161,676,157)
Institutional Class	(29,667,924)	(308,094,416)	(4,089,895)	(42,787,847)	(24,694,224)	(256,621,537)

		(722,026,787)		(181,321,558)		(513,217,871)

Net increase in net assets resulting from capital share transactions		92,555,101		31,044,302		483,170,052

Total increase in net assets		79,610,209		37,904,944		492,603,721

Net assets
Beginning of period		1,263,259,640		1,225,354,696		732,750,975

End of period		$1,342,869,849		$1,263,259,640		$1,225,354,696

Undistributed net investment income		$535,428		$352,764		$337,990

1.	For the three months ended August 31, 2010. The Fund changed it fiscal year end from May 31 to August 31, effective August 31, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short Duration Government Bond Fund	17

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class A	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$10.47	$10.41	$10.30	$10.01	$9.85	$9.81
Net investment income	0.16	0.05	0.19 [2]	0.37	0.40	0.39
Net realized and unrealized gains (losses) on investments	0.07	0.08	0.20	0.32	0.18	0.06

Total from investment operations	0.23	0.13	0.39	0.69	0.58	0.45
Distributions to shareholders from
Net investment income	(0.25)	(0.07)	(0.28)	(0.40)	(0.42)	(0.41)
Net realized gains	(0.09)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.34)	(0.07)	(0.28)	(0.40)	(0.42)	(0.41)
Net asset value, end of period	$10.36	$10.47	$10.41	$10.30	$10.01	$9.85
Total return[3]	2.17%	1.23%	3.85%	7.05%	5.95%	4.69%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.86%	0.88%	0.94%	1.11%	1.10%
Net expenses	0.83%	0.84%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.60%	1.85%	1.86%	3.61%	4.02%	4.04%
Supplemental data
Portfolio turnover rate	485%	135%	501%	277%	210%	493%
Net assets, end of period (000’s omitted)	$162,719	$181,951	$162,737	$105,430	$66,495	$77,602

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short Duration Government Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class B	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$10.48	$10.42	$10.31	$10.01	$9.86	$9.81
Net investment income	0.09	0.03	0.14 [2]	0.30	0.33	0.33
Net realized and unrealized gains (losses) on investments	0.05	0.08	0.18	0.32	0.16	0.06

Total from investment operations	0.14	0.11	0.32	0.62	0.49	0.39
Distributions to shareholders from
Net investment income	(0.17)	(0.05)	(0.21)	(0.32)	(0.34)	(0.34)
Net realized gains	(0.09)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.26)	(0.05)	(0.21)	(0.32)	(0.34)	(0.34)
Net asset value, end of period	$10.36	$10.48	$10.42	$10.31	$10.01	$9.86
Total return[3]	1.32%	1.04%	3.08%	6.36%	5.06%	4.01%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.62%	1.66%	1.69%	1.86%	1.85%
Net expenses	1.58%	1.59%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.85%	1.07%	1.30%	2.90%	3.29%	3.29%
Supplemental data
Portfolio turnover rate	485%	135%	501%	277%	210%	493%
Net assets, end of period (000’s omitted)	$1,543	$1,548	$1,760	$4,779	$7,260	$12,230

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short Duration Government Bond Fund	19

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class C	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$10.48	$10.43	$10.32	$10.02	$9.87	$9.82
Net investment income	0.08	0.03	0.11 [2]	0.34	0.31	0.30
Net realized and unrealized gains (losses) on investments	0.07	0.07	0.20	0.28	0.18	0.09

Total from investment operations	0.15	0.10	0.31	0.62	0.49	0.39
Distributions to shareholders from
Net investment income	(0.17)	(0.05)	(0.20)	(0.32)	(0.34)	(0.34)
Net realized gains	(0.09)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.26)	(0.05)	(0.20)	(0.32)	(0.34)	(0.34)
Net asset value, end of period	$10.37	$10.48	$10.43	$10.32	$10.02	$9.87
Total return[3]	1.41%	0.94%	3.06%	6.34%	5.06%	4.01%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.62%	1.65%	1.69%	1.86%	1.85%
Net expenses	1.58%	1.59%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.85%	1.10%	1.01%	2.82%	3.28%	3.29%
Supplemental data
Portfolio turnover rate	485%	135%	501%	277%	210%	493%
Net assets, end of period (000’s omitted)	$69,077	$72,124	$65,664	$18,009	$7,087	$8,440

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short Duration Government Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Administrator Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$10.48	$10.42	$10.32	$10.02	$9.86	$9.82
Net investment income	0.17	0.05	0.22 [2]	0.39	0.42	0.42
Net realized and unrealized gains (losses) on investments	0.08	0.08	0.19	0.33	0.18	0.06

Total from investment operations	0.25	0.13	0.41	0.72	0.60	0.48
Distributions to shareholders from
Net investment income	(0.27)	(0.07)	(0.31)	(0.42)	(0.44)	(0.44)
Net realized gains	(0.09)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.36)	(0.07)	(0.31)	(0.42)	(0.44)	(0.44)
Net asset value, end of period	$10.37	$10.48	$10.42	$10.32	$10.02	$9.86
Total return[3]	2.41%	1.29%	4.01%	7.42%	6.21%	4.95%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.80%	0.84%	0.93%	0.92%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.84%	2.06%	2.13%	3.89%	4.26%	4.28%
Supplemental data
Portfolio turnover rate	485%	135%	501%	277%	210%	493%
Net assets, end of period (000’s omitted)	$247,357	$435,363	$505,432	$356,409	$246,592	$310,530

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short Duration Government Bond Fund	21

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Institutional Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$10.48	$10.43	$10.32	$10.02	$9.86	$9.82
Net investment income	0.21	0.06	0.31 [2]	0.41	0.44	0.44
Net realized and unrealized gains (losses) on investments	0.06	0.07	0.13	0.33	0.18	0.06

Total from investment operations	0.27	0.13	0.44	0.74	0.62	0.50
Distributions to shareholders from
Net investment income	(0.29)	(0.08)	(0.33)	(0.44)	(0.46)	(0.46)
Net realized gains	(0.09)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.38)	(0.08)	(0.33)	(0.44)	(0.46)	(0.46)
Net asset value, end of period	$10.37	$10.48	$10.43	$10.32	$10.02	$9.86
Total return[3]	2.59%	1.24%	4.30%	7.61%	6.40%	5.13%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.53%	0.55%	0.59%	0.67%	0.65%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.97%	2.27%	2.98%	4.02%	4.42%	4.48%
Supplemental data
Portfolio turnover rate	485%	135%	501%	277%	210%	493%
Net assets, end of period (000’s omitted)	$862,174	$572,274	$489,762	$248,124	$87,784	$55,973

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a

Notes to Financial Statements	Wells Fargo Advantage Short Duration Government Bond Fund	23

default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$10,307,266	$(10,307,266)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of August 31, 2011, the Fund had $1,918,624 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

24	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to Financial Statements

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency securities	$0	$586,663,601	$0	$586,663,601
Asset-backed securities	0	121,651,134	0	121,651,134
Non-agency mortgage backed securities	0	76,466,144	0	76,466,144
U.S. Treasury securities	551,164,013	0	0	551,164,013
Yankee corporate bonds and notes	0	17,990,171	0	17,990,171
Other	0	0	1,091,085	1,091,085
Short-term investments
Investment companies	33,137,245	9,745,958	0	42,883,203
	$584,301,258	$812,517,008	$1,091,085	$1,397,909,351

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage Short Duration Government Bond Fund	25

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency securities	Other	Total
Balance as of August 31, 2010	$10,185,950	$1,485,090	$11,671,040
Accrued discounts (premiums)	0	0	0
Realized gains (losses)	0	0	0
Change in unrealized gains (losses)	(83,109)	244,893	161,784
Purchases	0	0	0
Sales	(10,102,841)	(638,898)	(10,741,739)
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Balance as of August 31, 2011	$0	$1,091,085	$1,091,085
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$0	$(50,001)	$(50,001)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $14,386 from the sale of Class A shares and $4,109, $122 and $26,471 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

26	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to Financial Statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2011 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$6,623,478,930	$392,350,501	$6,426,409,609	$394,989,276

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2011, August 31, 2010 and May 31, 2010 were as follows:

	Year ended August 31,		Year ended May 31, 2010
	2011	2010
Ordinary Income	$41,603,112	$8,980,917	$29,943,964
Long-term Capital Gain	3,129,334	0	0

As of August 31, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Post-October Capital Losses
$802,409	$6,046,452	$(1,918,624)
*	The post-October loss will reverse on the first day of the following fiscal year.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011, the Fund paid $1,988 in commitment fees.

For the year ended August 31, 2011, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

Notes to Financial Statements	Wells Fargo Advantage Short Duration Government Bond Fund	27

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28	Wells Fargo Advantage Short Duration Government Bond Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short Duration Government Bond Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $3,129,334 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2011.

Pursuant to Section 871 of the Internal Revenue Code, $33,504,082 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 871 of the Internal Revenue Code, $6,913,334 has been designated as short-term capital gain dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

30	Wells Fargo Advantage Short Duration Government Bond Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	31

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32	Wells Fargo Advantage Short Duration Government Bond Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Short Duration Government Bond Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors,

Other Information (Unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	33

together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a

34	Wells Fargo Advantage Short Duration Government Bond Fund	Other Information (Unaudited)

combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

Other Information (Unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	35

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Short Duration Government Bond Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205327 10-11 A220/AR220 08-11

Wells Fargo Advantage

Government Securities Fund

Annual Report

August 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Government Securities Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Government Securities Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of 2008. The Caa-rated3 credit tier (Caa-rated subsector of the Barclays Capital U.S. Corporate High Yield Bond

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

3.	The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. We generally define higher quality bonds as bonds rated Baa or higher and lower quality bonds as bonds rated below Baa.

Letter to Shareholders	Wells Fargo Advantage Government Securities Fund	3

Index) returned 8.7% during the period, while the Baa-rated credit tier of the Barclays Capital U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S. Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again surged higher during the spring and summer on heightened political turmoil in

4	Wells Fargo Advantage Government Securities Fund	Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better protection from risk and added opportunities to capture relative value.

the Middle East and North Africa. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better protection from risk and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Government Securities Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA

Christopher Y. Kauffman, CFA

FUND INCEPTION

October 29, 1986

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011
Class A (Excluding Sales Charges)	3.75%
Barclays Capital U.S. Aggregate Excluding Credit Bond Index[1]	4.52%
Barclays Capital Intermediate U.S. Government Bond Index[2]	3.74%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.89% for Class A shares. The Fund’s gross and net expense ratios are 0.88% and 0.88%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Capital U.S. Aggregate Excluding Credit Bond Index is composed of the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index and it includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	The Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Government Securities Fund Class A shares for the most recent ten years with the Barclays Capital U.S. Aggregate Excluding Credit Bond Index and the Barclays Capital Intermediate U.S. Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage Government Securities Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 3.75% for the 12-month period that ended August 31, 2011. During the same period, the Barclays Capital U.S. Aggregate Excluding Credit Bond Index returned 4.52% and the Barclays Capital Intermediate U.S. Government Bond Index returned 3.74%.

■

We increased the Fund’s allocation to various mortgage-backed securities, bringing the securitized allocation to 71% at the end of the period. The increased exposure to collateralized mortgage obligations and agency pass-throughs contributed to investment performance, while our positioning in commercial mortgage-backed securities and multifamily securities detracted.

■	Interest rates declined during the period, led by the intermediate maturities. Our modest underweight in the intermediate maturities detracted from performance.

■

The economic environment deteriorated during the period—rates declined, risky assets depreciated (spreads widened), and overall market liquidity suffered. We added spread products as specific sectors underperformed, taking advantage of relatively attractive pricing, which added to relative performance.

The recovery lost momentum, and rising energy costs led to higher inflation.

The economic recovery that began in the summer of 2009—never particularly vigorous by historical standards—lost momentum over the past 12 months. After averaging real gross domestic product growth of around 2.4% in the second half of 2010, the U.S. economy grew at only a 0.7% annualized pace in the first half of 2011. Some of the slowdown could be attributed to external shocks. For example, production was constrained by supply-chain disruptions related to the March earthquake and tsunami in Japan, while domestic consumption was challenged by surging gasoline costs. Also weighing on consumer enthusiasm were sluggish income growth and a persistently high unemployment rate. Labor market data for August 2011 showed no net gain in payroll employment and a downtick in the average length of the workweek.

The jump in energy costs pushed headline inflation steadily higher over the past 12 months. As of the end of August, the Consumer Price Index (CPI) had risen 3.8% on a year-over-year basis. The CPI excluding food and energy costs was better behaved, but upward pressure was also evident in “core” inflation, which climbed to 1.8% (year over year) after bottoming in October 2010 at 0.6%.

Monetary policy remained expansive.

From the perspective of the Federal Reserve (Fed), the moderate uptrend in inflation has not been entirely unwelcome. Indeed, part of the rationale for the Fed’s second round of large-scale asset purchases (popularly known as “QE2”) was to avoid a level of inflation deemed dangerously low. While the U.S. central bank has not made public an explicit inflation target, some Federal Open Market Committee (FOMC) members have suggested that something near 2% at the core level would be desirable over the long run. A few have expressed a willingness to tolerate an even higher inflation rate as long as unemployment remains unacceptably high. In line with this sentiment, the FOMC revealed in August 2011 that it planned to keep its short-term interest-rate targets at essentially zero for the next two years. While this declaration is certainly subject to revision in response to changing circumstances, the public announcement of an explicit lengthy time frame underscored the Fed’s commitment to accommodative monetary policy.

Performance Highlights (Unaudited)	Wells Fargo Advantage Government Securities Fund	7

TEN LARGEST LONG-TERM HOLDINGS[4] (AS OF AUGUST 31, 2011)
FNMA #AE0113 5.07% 07/01/2040	5.07%
FNMA #AD9194 5.00% 08/01/2040	4.55%
FNMA 5.50% 04/25/20035	3.46%
FNMA #AB1469 4.50% 09/01/2040	3.39%
FNMA Series 11 1.25% 02/27/2014	3.01%
FNMA 6.00% 09/25/2035	2.97%
US Treasury Note 2.13% 08/15/2021	2.84%
GNMA 4.50% 04/20/2040	2.66%
US Treasury Note 4.38% 05/15/2041	1.90%
US Treasury Note 3.13% 05/15/2021	1.87%

A weak economy brought deficits and downgrades.

While monetary policy remained extraordinarily easy over the past 12 months, U.S. fiscal policy began a gradual transition toward modest restraint. Federal spending initiatives from the 2009 stimulus act have largely played out, and the incremental boost from the temporary tax cut extension negotiated at the end of 2010 was likewise already reflected in recent activity. While the weak economy prompted some calls for further stimulus efforts the federal government’s large and persistent deficits have limited freedom of action.

Federal debt outstanding reached its statutory limit in May 2011, forcing the Treasury to finance its operating deficit with various short-term accounting devices. After contentious debate, the debt ceiling was raised in August to allow for new borrowing. Included in the legislation was a commitment to significant deficit reduction over time to be achieved through the operation of a special bicameral committee charged with finding cost savings. The promise to embrace fiscal rectitude in the future was insufficient to allay the concerns of at least one credit rating agency, Standard & Poor’s, which downgraded the sovereign debt rating of the United States to AA+ from AAA5.

Across the Atlantic, sovereign creditworthiness remained at issue in the eurozone. The government of Greece survived a confidence vote and was able to pass another austerity plan, clearing the way for more international support. Still, Greece—along with Portugal, Ireland, and some other euro-member countries—faced daunting challenges in closing structural budget deficits. Several of these nations also experienced multiple credit downgrades over the past 12 months.

PORTFOLIO ALLOCATION[6] (AS OF AUGUST 31, 2011)

The bond rally continued.

Interest rates generally rose from the beginning of the period through January of this year based on the belief that economic activity was gaining momentum. As hopes for stronger growth were dashed over the past six months, rates fell sharply, particularly in August 2011. Apparently unconcerned with sovereign credit ratings, investors pushed Treasury bond prices higher and yields to historic lows. The benchmark 10-year Treasury offered a yield to maturity of only 2.22% as of August 31, 2011. While Treasuries surged in August, corporate bonds and structured products lagged, resulting in wider yield spreads.

4.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

5.	The ratings indicated are from Standard & Poor’s. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Government Securities Fund	Performance Highlights (Unaudited)

The Fund is positioned for a persistently weak recovery.

Despite recent disappointments in output in employment, we do not look for an outright recession in the near future. Very slow and uneven growth remains our base-case scenario. The U.S. economy still faces difficult headwinds: a depressed housing market, corrosive long-term unemployment, high levels of consumer debt and a lack of confidence. However, there are some areas of strength as well: robust corporate profits, continued business investment, a welcome decline in energy costs and some improvement in export competitiveness. These positives should be sufficient to ward off a double-dip recession. Still, the economy remains highly vulnerable to external shocks and policy errors.

Global risk aversion drove investors back to Treasuries late in the period, driving longer-term Treasury yields to their lowest levels on record. In our view, this makes the yield compensation from structured products in the government-related sector even more compelling on a relative basis for the quarters ahead. Opportunities for income in select areas of the Commercial Mortgage-Backed Securities (CMBS) sector, in particular, continue to be generous in our view, as do various sections of the covered bond and Collateralized Mortgage Obligation (CMO) sectors. Going forward, we continue to look to add compelling yield valuations from the Mortgage-Backed Securities (MBS) pass-through, CMBS, Asset-Backed Securities (ABS), and CMO sectors and are optimistic about the opportunities across the MBS coupon stack and in tactically trading the To Be Announced (TBA) market. We believe that the Fund is well positioned to provide competitive returns and to tactically add value from the government-related structured products sectors in the quarters ahead.

Performance Highlights (Unaudited)	Wells Fargo Advantage Government Securities Fund	9

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF AUGUST 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]
Class A (SGVDX)	08/31/1999	0.54	(0.92)	5.18	4.75	5.28	3.75	6.15	5.23	0.88%	0.88%
Class B (WGSBX)**	07/18/2008	(0.11)	(2.02)	5.06	4.76	4.89	2.98	5.38	4.76	1.63%	1.63%
Class C (WGSCX)	12/26/2002	3.89	1.98	5.36	4.38	4.89	2.98	5.36	4.38	1.63%	1.63%
Administrator Class (WGSDX)	04/08/2005					5.40	3.97	6.39	5.52	0.82%	0.67%
Institutional Class (SGVIX)	08/31/1999					5.49	4.14	6.59	5.74	0.55%	0.51%
Investor Class (STVSX)	10/29/1986					5.26	3.72	6.13	5.26	0.91%	0.91%
Barclays Capital U.S. Aggregate Excluding Credit Bond Index						5.56	4.52	6.46	5.54
Barclays Capital Intermediate U.S. Government Bond Index						5.03	3.74	6.01	4.99

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain of the underlying securities and not to shares of the Fund.

7.	Historical performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for the Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

8.	Reflects the expense ratios as stated in the most recent prospectuses.

9.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.64% for Administrator Class, 0.48% for Institutional Class and 0.92% for Investor Class Shares. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Government Securities Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 03-01-2011	Ending Account Value 08-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,052.81	$4.45	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%
Class B
Actual	$1,000.00	$1,048.86	$8.31	1.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.19	1.61%
Class C
Actual	$1,000.00	$1,048.86	$8.31	1.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.19	1.61%
Administrator Class
Actual	$1,000.00	$1,053.99	$3.31	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class
Actual	$1,000.00	$1,054.87	$2.49	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
Investor Class
Actual	$1,000.00	$1,052.63	$4.60	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Government Securities Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 73.03%
FHLB	5.63%	03/14/2036	$6,150,000	$7,552,950
FHLMC±	0.66	02/15/2033	951,524	951,980
FHLMC	2.93	11/01/2012	418,059	419,204
FHLMC%%	4.00	12/15/2039	29,010,000	30,029,881
FHLMC	6.00	05/25/2043	9,686,323	10,886,518
FHLMC #170069	14.00	11/01/2012	67	67
FHLMC #170189	9.50	09/01/2016	91	104
FHLMC #170198	9.50	10/01/2016	680	774
FHLMC #170215	8.00	02/01/2017	17,833	20,115
FHLMC #170235	10.50	08/01/2019	41,408	48,620
FHLMC #1B0123±	3.03	09/01/2031	10,896	11,005
FHLMC #1B0129±	3.11	09/01/2031	275,247	277,559
FHLMC #1J0817±	5.99	01/01/2038	1,425,587	1,531,475
FHLMC #1R0005±	3.48	07/01/2032	3,241,435	3,320,506
FHLMC #306642	10.50	02/01/2019	61	71
FHLMC #360008	10.00	08/01/2017	49	55
FHLMC #360044	10.00	01/01/2019	28	32
FHLMC #360063	10.50	06/01/2019	38	45
FHLMC #360067	10.00	08/01/2019	104	118
FHLMC #360071	9.50	08/01/2019	361	422
FHLMC #360077	9.00	08/01/2019	1,139	1,330
FHLMC #360080	9.00	12/01/2019	566	661
FHLMC #360089	9.50	02/01/2020	19	23
FHLMC #360096	9.00	02/01/2020	239	279
FHLMC #360104	10.00	03/01/2020	44	51
FHLMC #360108	10.00	06/01/2020	85	99
FHLMC #360109	10.00	07/01/2020	71	84
FHLMC #360110	9.50	06/01/2020	129	154
FHLMC #360114	10.00	08/01/2020	79	93
FHLMC #360116	9.50	08/01/2020	1,019	1,212
FHLMC #360117	9.50	09/01/2020	127	151
FHLMC #360122	9.50	10/01/2020	65	77
FHLMC #3748 Class D	4.00	11/15/2039	15,425,000	16,338,017
FHLMC #530935	10.50	05/01/2019	262	305
FHLMC #531025	9.00	08/01/2019	164	168
FHLMC #533736	9.50	08/01/2018	54	54
FHLMC #537360	9.00	08/01/2019	340	358
FHLMC #538318	10.00	12/01/2019	469	549
FHLMC #538321	9.00	01/01/2020	200	233
FHLMC #545187	10.50	12/01/2019	83,473	97,915
FHLMC #546817	9.00	02/01/2020	4,895	5,717
FHLMC #547036	9.00	03/01/2020	2,813	3,284
FHLMC #547212	10.50	02/01/2020	2,914	3,429
FHLMC #547408	9.00	03/01/2020	374	440
FHLMC #549166	10.50	05/01/2020	8,693	10,231
FHLMC #549849	9.00	09/01/2020	518	605
FHLMC #552435	10.50	08/01/2020	45,038	53,383
FHLMC #553178	9.50	09/01/2020	28	33
FHLMC #554395	9.00	12/01/2020	98	114
FHLMC #554793	9.00	04/01/2021	8,590	10,155
FHLMC #555503	9.00	04/01/2021	172,471	185,259

12	Wells Fargo Advantage Government Securities Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FHLMC #611023±	2.38%	10/01/2026	$362,409	$380,698
FHLMC #786210±	6.38	01/01/2026	94,684	95,142
FHLMC #786823±	2.70	07/01/2029	387,779	409,282
FHLMC #789483±	2.50	06/01/2032	188,099	197,894
FHLMC #865496±	4.47	05/01/2026	134,103	141,493
FHLMC #884009	10.50	05/01/2020	91,124	108,191
FHLMC #A00687	9.50	09/01/2020	19,339	21,915
FHLMC #A01144	9.00	03/01/2021	10,536	12,083
FHLMC #A01434	9.00	06/01/2016	13,786	13,853
FHLMC #A01562	9.00	11/01/2018	114,409	119,098
FHLMC #A01620	9.00	04/01/2017	34,553	35,969
FHLMC #A01659	9.00	01/01/2017	24,427	27,048
FHLMC #A01860	8.50	06/01/2017	32,759	36,986
FHLMC #A93454	5.00	08/01/2040	6,759,196	7,284,570
FHLMC #B13066	4.00	03/01/2014	736,099	765,136
FHLMC #B13579	5.00	04/01/2019	805,006	874,275
FHLMC #B13580	5.00	04/01/2019	666,297	723,630
FHLMC #B13654	4.00	04/01/2014	3,715,830	3,804,590
FHLMC #B15194	5.00	06/01/2019	1,115,412	1,211,390
FHLMC #B16884	5.00	10/01/2019	1,145,269	1,243,817
FHLMC #B17855	5.00	02/01/2020	3,408,187	3,701,454
FHLMC #C00001	9.50	10/01/2020	129	154
FHLMC #C00004	9.50	11/01/2020	166	198
FHLMC #C00032	9.00	04/01/2021	595	701
FHLMC #C00038	9.50	05/01/2021	380	454
FHLMC #C00054	9.00	08/01/2021	1,372	1,625
FHLMC #C00149	8.50	07/01/2022	9,599	11,426
FHLMC #C00288	7.00	12/01/2023	12,834	14,672
FHLMC #C00470	8.00	08/01/2026	46,749	55,504
FHLMC #C00483	8.00	11/01/2026	45,517	54,040
FHLMC #C00494	7.00	12/01/2026	1,627	1,871
FHLMC #C00647	6.50	09/01/2028	94,649	108,851
FHLMC #C00756	7.00	04/01/2029	7,175	8,272
FHLMC #C00765	7.00	05/01/2029	63,436	73,231
FHLMC #C01197	6.50	07/01/2031	16	18
FHLMC #C01345	7.00	04/01/2032	442,261	512,139
FHLMC #C01410	6.00	10/01/2032	200,619	224,647
FHLMC #C03478	4.50	06/01/2040	2,698,606	2,851,860
FHLMC #C14179	6.50	09/01/2028	26,389	30,348
FHLMC #C25760	7.00	04/01/2029	2,281	2,633
FHLMC #C31808	7.50	10/01/2029	24,985	25,104
FHLMC #C59553	7.50	11/01/2031	448,995	525,279
FHLMC #C65576	7.50	04/01/2032	537,655	629,666
FHLMC #C80168	8.00	06/01/2024	18,519	21,906
FHLMC #C80235	9.00	09/01/2024	2,609	3,195
FHLMC #C90544	6.50	04/01/2022	308,694	346,137
FHLMC #D01863	9.00	09/01/2020	1,078	1,261
FHLMC #D02894	9.00	02/01/2021	172	203
FHLMC #D03267	9.00	03/01/2021	3,385	3,423
FHLMC #D05708	9.00	06/01/2021	1,433	1,698
FHLMC #D07418	9.00	07/01/2021	6,714	7,955

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Government Securities Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FHLMC #D07542	9.00%	07/01/2021	$5,387	$6,382
FHLMC #D18037	9.00	04/01/2022	6,926	8,242
FHLMC #D52807	7.00	05/01/2024	13,706	15,669
FHLMC #D54010	8.00	06/01/2024	8,417	9,956
FHLMC #D54132	8.00	06/01/2024	16,283	19,260
FHLMC #D57038	9.00	10/01/2024	2,837	2,853
FHLMC #D70632	6.50	04/01/2026	22,845	26,297
FHLMC #D70792	6.50	04/01/2026	5,099	5,869
FHLMC #D73666	8.50	08/01/2026	9,161	11,026
FHLMC #D73888	8.50	08/01/2026	33,185	39,938
FHLMC #D76733	7.00	12/01/2026	431	496
FHLMC #D76735	7.00	12/01/2026	2,764	3,177
FHLMC #D76758	7.00	12/01/2026	4,911	5,646
FHLMC #D76770	7.00	12/01/2026	152	174
FHLMC #D76913	7.00	12/01/2026	1,682	1,933
FHLMC #E79794	7.00	10/01/2014	566,931	604,051
FHLMC #E96459	5.00	05/01/2018	1,060,304	1,148,228
FHLMC #G00137	9.00	07/01/2022	1,601	1,887
FHLMC #G00159	8.00	08/01/2023	78,201	90,416
FHLMC #G00319	9.50	04/01/2025	158,204	189,944
FHLMC #G00484	8.50	05/01/2026	5,094	6,117
FHLMC #G00683	8.50	12/01/2025	40,359	48,551
FHLMC #G01019	8.00	11/01/2028	35,658	42,063
FHLMC #G01236	10.00	10/01/2021	146,080	159,305
FHLMC #G10783	8.50	06/01/2012	107	107
FHLMC #G11200	8.00	01/01/2012	1,171	1,189
FHLMC #G11209	7.50	12/01/2011	16,722	16,917
FHLMC #G11345	7.50	12/01/2011	2,695	2,711
FHLMC #G11368	7.50	12/01/2012	99,873	102,717
FHLMC #G11451	6.50	04/01/2018	101,183	109,405
FHLMC #G12008	6.50	04/01/2021	284,618	302,651
FHLMC #G18005	5.00	08/01/2019	4,546,765	4,923,796
FHLMC #G80106	10.00	08/17/2022	770,169	879,199
FHLMC #G80116	10.00	02/17/2025	1,324,254	1,548,182
FHLMC #G80193	9.50	09/17/2022	1,577,167	1,833,037
FHLMC #G90023	7.00	11/17/2013	62,393	63,376
FHLMC #H01193	6.50	08/01/2037	3,589,770	3,996,033
FHLMC #H01792	6.50	10/01/2037	1,203,869	1,340,114
FHLMC #N70012	10.50	08/01/2020	31,024	36,527
FHLMC Series 16 Class D	10.00	10/15/2019	37,336	42,323
FHLMC Series 1671 Class 1671-TA±	0.75	02/15/2024	122,915	123,183
FHLMC Series 2882 Class TF±	0.46	10/15/2034	8,429,848	8,417,674
FHLMC Series 3139 Class YD	4.38	04/15/2015	274,989	274,938
FHLMC Series 3221 Class VA	5.00	09/15/2017	8,053,389	8,877,439
FHLMC Series R008 Class FK±	0.61	07/15/2023	6,515,046	6,509,665
FHLMC Series T-57 Class 1A1	6.50	07/25/2043	2,406,989	2,743,962
FHLMC Series T-67 Class 1A1C	3.22	03/25/2036	3,738,247	3,945,603
FHLMC Series T-67 Class 2A1C	3.17	03/25/2036	4,451,531	4,698,452
FHLMC Series T-75 Class A1±	0.26	12/25/2036	6,620,635	6,581,437
FHLMC Structured Pass-Through Securities Series T-15 Class A6±	0.59	11/25/2028	349,197	331,685
FHLMC Structured Pass-Through Securities Series T-23 Class A±	0.50	05/25/2030	1,403,321	1,319,171

14	Wells Fargo Advantage Government Securities Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FHLMC Structured Pass-Through Securities Series T-35 Class A±	0.50%	09/25/2031	$626,925	$594,699
FHLMC Structured Pass-Through Securities Series T-42 Class A6	9.50	02/25/2042	1,753,136	2,132,252
FHLMC Structured Pass-Through Securities Series T-55 Class 2A1±	3.19	03/25/2043	780,440	736,768
FHLMC Structured Pass-Through Securities Series T-57 Class 2A1±	3.72	07/25/2043	4,622,411	4,718,593
FNMA±	0.42	02/25/2037	3,362,120	3,344,590
FNMA	2.38	07/28/2015	29,170,000	30,924,576
FNMA%%	3.50	07/25/2040	20,277,000	20,397,395
FNMA%%	4.00	04/25/2024	16,840,000	17,755,675
FNMA%%	4.50	03/25/2021	13,300,000	14,172,813
FNMA%%	4.50	04/25/2039	30,167,000	31,878,036
FNMA%%	5.00	05/25/2019	16,840,000	18,137,205
FNMA%%	5.00	09/25/2036	15,559,000	16,755,098
FNMA%%	5.50	10/25/2019	6,558,000	7,116,454
FNMA%%	5.50	04/25/2035	63,675,000	69,574,884
FNMA%%	6.00	09/25/2035	53,830,000	59,574,673
FNMA	6.50	07/25/2042	3,421,671	3,909,045
FNMA	7.50	11/25/2031	1,380,616	1,606,224
FNMA #035500	8.50	05/01/2017	12,729	14,302
FNMA #050363	9.50	11/01/2020	456	541
FNMA #050443	9.00	06/01/2021	377	444
FNMA #050466	9.00	08/01/2021	533	624
FNMA #100042	11.00	10/15/2020	36,732	42,002
FNMA #100285	9.50	12/15/2020	160,073	190,858
FNMA #124702	9.50	06/01/2022	13,955	15,625
FNMA #160467	6.07	09/01/2013	2,923,341	3,084,320
FNMA #190180	9.00	07/01/2021	208,517	237,546
FNMA #190626	11.25	02/01/2016	7,059	7,108
FNMA #239463	8.00	08/01/2020	17,845	18,111
FNMA #250837	8.50	02/01/2027	898	1,057
FNMA #250930	8.50	03/01/2027	1,676	1,974
FNMA #253951	7.50	09/01/2031	278,174	326,167
FNMA #254218	7.00	02/01/2032	344,711	398,141
FNMA #254223	7.50	02/01/2032	93,019	109,208
FNMA #254480	7.00	10/01/2032	782,258	902,443
FNMA #255166	6.00	03/01/2024	281,241	312,903
FNMA #255168	7.00	02/01/2034	8,806	10,123
FNMA #256314	5.50	06/01/2016	925,630	983,056
FNMA #257307	6.00	08/01/2038	17,733,739	19,652,622
FNMA #266514	6.50	01/01/2024	122,478	137,159
FNMA #278602	8.50	08/01/2024	62,029	72,670
FNMA #282451	9.00	07/01/2024	9,373	11,033
FNMA #287737	9.00	03/01/2025	2,247	2,644
FNMA #291419	9.00	03/01/2025	4,713	5,564
FNMA #291422	9.00	04/01/2025	5,272	6,224
FNMA #297400	9.00	02/01/2025	13,859	16,313
FNMA #300484	8.50	12/01/2014	857	863
FNMA #302746	9.00	01/01/2025	3,361	3,956
FNMA #302951	9.00	01/01/2025	108	128
FNMA #304286	9.00	03/01/2025	34,013	40,151
FNMA #304461	9.00	01/01/2025	48,909	57,735
FNMA #306583	9.00	03/01/2025	1,920	2,266

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Government Securities Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA #306675	9.00%	03/01/2025	$54,603	$64,457
FNMA #313419	8.50	12/01/2026	440,832	521,637
FNMA #323013	9.00	10/01/2021	123,642	142,377
FNMA #323284	8.50	05/01/2017	524,690	582,407
FNMA #331154	8.50	03/01/2027	3,342	3,936
FNMA #347896	8.50	06/01/2026	12,876	15,162
FNMA #351270	8.50	07/01/2026	38,271	45,068
FNMA #355364	8.50	08/01/2026	19,451	22,905
FNMA #357464	4.50	12/01/2018	3,369,785	3,616,696
FNMA #358045	8.50	09/01/2026	854	1,006
FNMA #358139	8.50	10/01/2026	434	511
FNMA #361518	8.50	10/01/2026	12,129	14,282
FNMA #362050	8.50	11/01/2026	14,057	16,554
FNMA #364215	7.50	07/01/2015	18,598	18,676
FNMA #366137	8.50	11/01/2026	7,294	8,589
FNMA #367715	8.50	12/01/2026	40,636	47,853
FNMA #367736	8.50	12/01/2026	378	445
FNMA #368032	7.00	11/01/2026	25,394	29,008
FNMA #370205	8.50	01/01/2027	5,997	7,061
FNMA #372219	8.50	02/01/2027	10,769	12,668
FNMA #383604	6.65	05/01/2016	1,510,292	1,711,366
FNMA #385616	5.24	12/01/2012	219,795	217,620
FNMA #387402	5.03	05/01/2015	6,640,740	7,294,016
FNMA #387646	5.22	10/01/2015	3,417,893	3,799,845
FNMA #398800	8.00	06/01/2012	237,565	240,450
FNMA #417768	6.50	03/01/2028	66,896	76,815
FNMA #426843	11.00	02/01/2019	24,000	24,165
FNMA #446430	8.00	10/01/2027	18,201	18,401
FNMA #456563	8.50	08/01/2029	34,538	40,769
FNMA #457277±	2.64	10/01/2027	507,214	538,415
FNMA #458018	12.00	07/15/2014	120,414	137,591
FNMA #460207	5.60	11/01/2013	548,280	583,221
FNMA #461110	4.62	07/01/2013	10,914,872	11,334,816
FNMA #461647	6.08	01/01/2019	2,999,602	3,009,963
FNMA #461966	5.55	09/01/2019	4,259,153	4,349,123
FNMA #462153	7.48	01/01/2025	1,029,382	1,020,225
FNMA #462846	4.15	07/01/2014	10,703,073	11,433,228
FNMA #464495	4.68	02/01/2020	3,372,854	3,748,790
FNMA #487758	8.50	05/01/2026	388,303	457,673
FNMA #487759	9.50	07/01/2028	157,254	188,631
FNMA #505851	8.50	07/01/2029	1,049	1,238
FNMA #516051	9.50	01/01/2021	42,019	49,416
FNMA #535183	8.00	06/01/2028	15,966	18,616
FNMA #535537	9.00	07/01/2028	84,740	99,982
FNMA #535573	8.00	11/01/2013	10,113	10,452
FNMA #535752	10.00	12/01/2020	238,914	276,939
FNMA #538435±	3.20	07/01/2026	768,424	812,872
FNMA #539118	8.00	02/01/2030	273,580	317,881
FNMA #545117±	2.51	12/01/2040	123,014	129,520
FNMA #545187±	2.50	09/01/2031	568,282	596,700
FNMA #545208±	2.47	09/01/2031	136,940	143,997

16	Wells Fargo Advantage Government Securities Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA #545460±	2.43%	11/01/2031	$402,137	$417,363
FNMA #545686	6.50	06/01/2017	549,215	603,480
FNMA #54844±	3.18	09/01/2027	1,326,889	1,348,332
FNMA #555161	6.00	12/01/2013	210,055	227,757
FNMA #555569	6.00	05/01/2016	1,413,312	1,532,417
FNMA #555710	4.50	08/01/2018	4,774,653	5,124,502
FNMA #601997	7.00	09/01/2031	7,268	8,395
FNMA #610591	7.00	01/01/2032	8,608	9,942
FNMA #624554	7.00	02/01/2032	54,479	62,904
FNMA #635726±	2.44	04/01/2032	232,390	244,538
FNMA #646643±	2.54	06/01/2032	256,429	258,339
FNMA #66414±	4.33	09/01/2028	1,182,877	1,229,114
FNMA #669258	8.00	01/01/2030	26,599	26,969
FNMA #675479±	2.33	01/01/2033	205,596	207,538
FNMA #675491±	3.15	04/01/2033	166,688	175,743
FNMA #693297	8.00	05/01/2027	88,775	102,690
FNMA #695514	8.50	10/01/2026	41,889	49,124
FNMA #695519	8.50	11/01/2026	222,553	260,851
FNMA #70765	9.00	03/01/2021	164,156	193,684
FNMA #724438	8.50	06/01/2027	1,029,117	1,209,041
FNMA #724658±	4.11	07/01/2033	177,309	178,295
FNMA #725249	5.00	03/01/2034	13,777,637	14,915,728
FNMA #725638	5.00	12/01/2018	2,563,194	2,779,345
FNMA #725922	6.50	12/01/2029	1,165,715	1,337,570
FNMA #735062	5.50	06/01/2034	22,327,606	24,596,309
FNMA #735333±	2.87	05/01/2036	5,838,395	6,025,475
FNMA #735613	6.00	02/01/2035	3,599,014	4,033,435
FNMA #735644	6.50	11/01/2031	276,732	317,709
FNMA #739503	5.50	09/01/2033	9,329,442	10,278,862
FNMA #740227	5.50	09/01/2033	7,208,558	7,942,145
FNMA #745379	7.00	04/01/2034	673,208	776,496
FNMA #745678±	2.37	05/01/2036	3,757,516	3,935,911
FNMA #745743	4.00	05/01/2021	4,470,563	4,759,794
FNMA #745816±	2.29	12/01/2035	3,702,238	3,883,247
FNMA #787275±	2.55	06/01/2034	1,458,747	1,531,531
FNMA #804150	7.00	12/01/2034	118,660	136,407
FNMA #813158±	2.47	12/01/2034	2,877,844	3,025,092
FNMA #821938	7.00	06/01/2035	21,472	24,688
FNMA #835168	5.50	08/01/2035	6,300,727	6,933,067
FNMA #851813	7.00	01/01/2036	40,895	47,019
FNMA #873354	5.61	02/01/2021	3,650,410	4,182,777
FNMA #873429	5.39	01/01/2024	3,200,132	3,546,783
FNMA #873461	5.67	03/01/2016	6,407,908	7,209,684
FNMA #873468	5.70	03/01/2016	982,942	1,093,619
FNMA #873577	5.55	05/01/2016	3,210,352	3,579,900
FNMA #873616	5.75	05/01/2021	3,705,046	4,008,857
FNMA #873718	5.95	06/01/2024	1,870,511	2,050,295
FNMA #874071	5.67	11/01/2021	5,787,411	6,454,377
FNMA #874164	5.66	12/01/2016	1,732,000	1,907,035
FNMA #874284	5.12	01/01/2017	11,700,000	13,113,596
FNMA #874819±	5.99	09/01/2018	1,733,000	1,898,554

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Government Securities Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA #874877	5.79%	10/01/2017	$1,122,184	$1,251,810
FNMA #886087	6.50	07/01/2036	2,664,303	3,008,241
FNMA #886686±	5.27	08/01/2036	3,966,985	4,140,255
FNMA #886761	7.00	09/01/2036	1,093,103	1,257,147
FNMA #888022	5.00	02/01/2036	16,861,518	18,233,273
FNMA #888332±	3.50	05/01/2036	3,002,845	3,113,130
FNMA #888512±	3.34	02/01/2027	2,415,686	2,553,151
FNMA #888538	5.50	01/01/2037	7,013,235	7,717,082
FNMA #888707	7.50	10/01/2037	6,616,821	7,703,453
FNMA #889398	6.00	11/01/2037	5,726,985	6,350,256
FNMA #892283±	5.84	09/01/2036	3,273,410	3,418,513
FNMA #895998	6.50	07/01/2036	3,161,664	3,571,124
FNMA #923441	7.00	07/01/2047	397,774	454,156
FNMA #924858	6.50	09/01/2037	1,016,345	1,126,161
FNMA #954965	6.50	09/01/2037	1,317,829	1,460,220
FNMA #957048	5.79	12/01/2017	2,047,534	2,308,362
FNMA #957144	5.63	02/01/2018	1,130,690	1,274,309
FNMA #958705	4.79	05/01/2019	2,273,626	2,539,322
FNMA #AB1469	4.50	09/01/2040	64,262,102	68,014,075
FNMA #AD0639	6.00	12/01/2038	1,921,405	2,130,512
FNMA #AD8536	5.00	08/01/2040	17,417,172	18,806,917
FNMA #AD9194	5.00	08/01/2040	84,587,902	91,337,312
FNMA #AE0113	4.00	07/01/2040	98,092,948	101,829,003
FNMA #AE0396	8.00	09/01/2040	3,080,811	3,601,281
FNMA #AE2084	4.50	08/01/2025	849,595	906,536
FNMA #AE2148	3.50	02/01/2026	8,789,984	9,180,120
FNMA #AE3049	4.50	09/01/2040	19,565,688	20,708,040
FNMA Grantor Trust Series 2000-T6 Class A2	9.50	06/25/2030	1,789,123	2,230,735
FNMA Grantor Trust Series 2001-T10 Class A3	9.50	12/25/2041	3,069,551	3,888,738
FNMA Grantor Trust Series 2001-T12 Class A3	9.50	08/25/2041	804,617	984,517
FNMA Grantor Trust Series 2001-T8 Class A3±	4.55	07/25/2041	2,002,232	2,034,278
FNMA Grantor Trust Series 2002-T11 Class B	5.34	04/25/2012	15,340,044	15,765,813
FNMA Grantor Trust Series 2002-T12 Class A5±	3.83	10/25/2041	2,141,533	2,170,212
FNMA Grantor Trust Series 2002-T19 Class A1	6.50	07/25/2042	9,142,467	10,208,136
FNMA Grantor Trust Series 2002-T5 Class A1±	0.46	05/25/2032	488,641	466,690
FNMA Grantor Trust Series 2003-T1 Class B	4.49	11/25/2012	15,000,000	15,666,075
FNMA Grantor Trust Series 2003-T2 Class A1±	0.50	03/25/2033	410,829	328,688
FNMA Grantor Trust Series 2004-T1 Class 1A2	6.50	01/25/2044	1,411,134	1,589,347
FNMA Series 11	1.25	02/27/2014	59,250,000	60,453,190
FNMA Series 1988-2 Class Z	10.10	02/25/2018	101,320	114,189
FNMA Series 1988-7 Class Z	9.25	04/25/2018	63,824	71,352
FNMA Series 1989-10 Class Z	9.50	03/25/2019	353,759	411,828
FNMA Series 1989-100 Class Z	8.75	12/25/2019	299,431	339,940
FNMA Series 1989-12 Class Y	10.00	03/25/2019	649,889	766,492
FNMA Series 1989-22 Class G	10.00	05/25/2019	402,617	473,404
FNMA Series 1989-63 Class Z	9.40	10/25/2019	63,884	71,667
FNMA Series 1989-98 Class E	9.20	12/25/2019	131,328	147,949
FNMA Series 1990-144 Class W	9.50	12/25/2020	226,088	264,890
FNMA Series 1990-75 Class Z	9.50	07/25/2020	241,510	284,729
FNMA Series 1990-84 Class Y	9.00	07/25/2020	76,338	87,401
FNMA Series 1990-96 Class Z	9.67	08/25/2020	346,127	408,302

18	Wells Fargo Advantage Government Securities Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA Series 1991-5 Class Z	8.75%	01/25/2021	$122,568	$141,514
FNMA Series 1991-85 Class Z	8.00	06/25/2021	398,403	441,728
FNMA Series 1991-G9 Class FA±	1.15	04/25/2021	2,035	2,037
FNMA Series 1992-45 Class Z	8.00	04/25/2022	306,590	361,944
FNMA Series 2001-T4 Class A1	7.50	07/25/2041	1,577,251	1,874,869
FNMA Series 2003-90 Class FL±	0.67	03/25/2031	4,016,349	4,016,620
FNMA Series 2003-W1 Class 1A1±	6.33	12/25/2042	1,296,091	1,540,342
FNMA Series 2003-W19 Class 1A6	5.29	11/25/2033	2,923,801	3,223,947
FNMA Series 2004-W1 Class 2A2	7.00	12/25/2033	3,011,514	3,517,449
FNMA Series 2004-W4 Class A9	5.50	06/25/2034	8,565,000	8,869,546
FNMA Series 2005-116 Class TU	5.50	12/25/2016	1,434,069	1,485,089
FNMA Series 2005-71 Class DB	4.50	08/25/2025	4,000,000	4,364,715
FNMA Series 2007-W10 Class 2A±	6.21	08/25/2047	2,016,955	2,264,206
FNMA Series 2009-108 Class DE	4.50	08/25/2027	1,799,844	1,890,229
FNMA Series 2010-74 Class FG±	0.45	03/25/2037	41,023	41,019
FNMA Series 2010-74 Class FQ±	0.57	02/25/2035	1,401,003	1,400,924
FNMA Series 2010-74 Class FW±	0.82	07/25/2034	217,078	217,093
FNMA Series G-8 Class E	9.00	04/25/2021	324,820	373,524
FNMA Series G92-30 Class Z	7.00	06/25/2022	674,309	746,961
FNMA STRIPS Series 161 Class 2	8.50	07/25/2022	128,025	31,167
FNMA STRIPS Series 265 Class 2	9.00	03/01/2024	335,792	396,667
FNMA Whole Loan Series 1999-W6 Class A±	9.14	09/25/2028	108,812	116,769
FNMA Whole Loan Series 2002-W4 Class A4	6.25	05/25/2042	1,507,164	1,700,667
FNMA Whole Loan Series 2003-W11 Class A1±	3.05	06/25/2033	336,763	336,661
FNMA Whole Loan Series 2003-W3 Class 1A4±	3.69	08/25/2042	4,964,741	5,298,309
FNMA Whole Loan Series 2003-W5 Class A±	0.44	04/25/2033	924,389	879,258
FNMA Whole Loan Series 2003-W6 Class 6A±	3.87	08/25/2042	3,926,721	4,243,076
FNMA Whole Loan Series 2003-W6 Class PT4±	9.75	10/25/2042	3,708,580	4,320,988
FNMA Whole Loan Series 2003-W8 Class PT1±	9.65	12/25/2042	1,732,755	2,001,874
FNMA Whole Loan Series 2003-W9 Class A±	0.46	06/25/2033	257,804	244,980
FNMA Whole Loan Series 2004-W15 Class 1A3	7.00	08/25/2044	3,174,184	3,692,831
GNMA%%	4.50	04/20/2040	49,420,000	53,443,099
GNMA #003446	6.50	09/20/2033	197,265	226,737
GNMA #048283	14.00	02/15/2012	5,751	6,138
GNMA #053980	14.00	06/15/2012	11,458	12,229
GNMA #126600	13.00	11/15/2014	2,228	2,625
GNMA #156899	8.50	07/15/2016	1,489	1,505
GNMA #187603	9.00	12/15/2016	7,535	7,609
GNMA #201	14.00	09/20/2014	2,304	2,324
GNMA #258264	10.00	12/15/2018	13,768	13,992
GNMA #285264	9.00	03/15/2020	7,492	8,828
GNMA #293778	9.00	04/15/2021	3,854	4,571
GNMA #316476	7.34	10/20/2021	82,024	93,883
GNMA #319937	7.34	12/20/2021	29,383	33,631
GNMA #326228	7.34	02/20/2022	31,025	35,641
GNMA #326259	7.34	04/20/2022	34,325	39,432
GNMA #332246	7.34	09/20/2022	147,497	169,443
GNMA #338010	8.00	06/15/2023	8,484	9,978
GNMA #338533	7.00	12/15/2022	89,556	102,919
GNMA #345538	8.00	02/15/2024	2,297	2,710
GNMA #353253	8.00	04/15/2023	4,195	4,241

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Government Securities Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
GNMA #371436	8.00%	09/15/2024	$5,932	$7,000
GNMA #372198	8.00	06/15/2025	210	249
GNMA #372199	8.00	06/15/2025	21,949	25,976
GNMA #407233	6.00	01/15/2013	20,204	22,071
GNMA #411355	6.50	12/15/2025	65,107	73,914
GNMA #423780	7.00	05/15/2026	7,454	8,678
GNMA #434275	6.50	04/15/2029	1,619	1,869
GNMA #456728	7.00	03/15/2028	84,744	99,054
GNMA #460756	6.00	02/15/2013	1,780	1,784
GNMA #470296	6.50	05/15/2029	4,741	5,473
GNMA #4747	5.00	07/20/2040	19,206,195	21,212,607
GNMA #501055	7.00	08/15/2031	24,171	28,437
GNMA #52538	15.00	07/15/2012	2,271	2,291
GNMA #533591	7.00	01/15/2031	1,214	1,428
GNMA #533788	6.50	05/15/2031	4,530	5,229
GNMA #544475	7.00	04/15/2031	15,692	18,462
GNMA #548335	7.00	04/15/2031	1,461	1,718
GNMA #570329	7.00	03/15/2032	17,933	21,078
GNMA #578318	6.50	07/15/2032	6,453	7,449
GNMA #589696	7.00	05/15/2032	4,337	5,097
GNMA #605621	6.00	08/20/2034	1,279,726	1,447,574
GNMA #780104	9.50	10/20/2019	211,990	244,760
GNMA #780110	12.50	04/15/2019	75,614	78,394
GNMA #780288	8.00	12/15/2023	1,048,201	1,257,061
GNMA #780867	8.35	04/15/2020	787,663	909,676
GNMA #780980	8.40	05/15/2020	369,828	434,644
GNMA #8678±	3.00	08/20/2020	362,704	377,695
GNMA #8714±	3.00	11/20/2020	216,667	225,333
GNMA #95643	15.00	09/15/2012	473	476
GNMA Series 2002-53 Class IO±(c)	0.16	04/16/2042	40,208,251	254,028
GNMA Series 2004-103 Class C±	4.70	12/16/2027	6,884,378	6,965,452
GNMA Series 2004-20 Class B	4.78	04/16/2034	440,680	447,549
GNMA Series 2004-57 Class C±	5.08	08/16/2026	3,000,000	3,097,430
GNMA Series 2005-23 Class IO±(c)	0.50	06/17/2045	119,056,320	2,948,537
GNMA Series 2005-59 Class A	4.39	05/16/2023	985,776	987,205
GNMA Series 2005-90 Class A	3.76	09/16/2028	9,658,658	9,911,629
GNMA Series 2006-3 Class A	4.21	01/16/2028	1,854,334	1,864,371
GNMA Series 2006-32 Class C±	5.47	11/16/2038	12,510,000	14,677,061
GNMA Series 2006-32 Class XM±(c)	0.35	11/16/2045	87,980,591	1,617,585
GNMA Series 2006-68 Class D±	5.31	12/16/2037	12,520,000	14,480,385
GNMA Series 2008-22 Class XM±(c)	3.33	02/16/2050	222,685,288	9,063,158
GNMA Series 2008-80 Class B	4.28	03/16/2033	29,630,733	30,396,768
GNMA Series 2010-105 Class QF±	0.56	04/20/2039	4,119,603	4,118,790
GNMA Series 2010-74 Class B	3.81	08/16/2039	5,365,000	5,746,705
SBA #4796093007(c)(a)	1.44	02/15/2018	622,405	15,436
SBA #507511	0.63	03/25/2013	134,319	131,247
SBA Series 1992- 6 Class A(c)(a)(i)	1.51	10/15/2017	1,744,344	38,724
TVA	5.38	04/01/2056	3,670,000	4,505,193

Total Agency Securities (Cost $1,424,806,413)				1,466,880,733

20	Wells Fargo Advantage Government Securities Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Corporate Bonds and Notes: 0.62%

Consumer Discretionary : 0.00%

Multiline Retail: 0.00%
Sears Roebuck Acceptance Corporation	6.70%	04/15/2012	$172	$175

Financials : 0.62%

Commercial Banks: 0.62%
Financing Corporation Series D-P(z)	2.28	09/26/2019	15,000,000	12,469,920

Total Corporate Bonds and Notes (Cost $10,384,430)				12,470,095

Municipal Bonds and Notes: 0.44%

Arkansas : 0.02%
Arkansas Development Finance Authority (Housing Revenue, GNMA Insured)	9.75	11/15/2014	335,989	353,088

Texas : 0.42%
Retama TX Development Corporation (Miscellaneous Revenue)	10.00	12/15/2020	5,405,000	8,496,498

Total Municipal Bonds and Notes (Cost $7,621,402)				8,849,586

Non-Agency Mortgage Backed Securities: 6.96%
Commercial Mortgage Pass-Through Certificates Series 2006-C7 Class A4	5.94	06/10/2046	12,631,000	13,930,932
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10/15/2037	9,245,944	9,277,574
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3±	6.01	06/15/2038	5,510,000	6,009,283
Goldman Sachs Mortgage Securities Corporation II Series 2006-GG8 Class A4	5.56	11/10/2039	12,880,000	13,693,681
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 Class A4	5.37	12/15/2044	10,025,000	11,012,092
JPMorgan Mortgage Trust Series 2011-C4 Class A2 144A	3.34	07/15/2046	5,535,000	5,535,487
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C5 Class 4	4.95	09/15/2030	12,000,000	13,005,660
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C5 Class A2	4.89	09/15/2030	2,370	2,369
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	02/15/2031	12,076,000	13,045,184
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2006-4 Class AM±	5.20	12/12/2049	8,755,000	7,618,977
Morgan Stanley Capital I Series 2007-IQ Class A4	5.81	12/12/2049	9,795,000	10,454,047
Morgan Stanley Capital I Series 2007-T27 Class A4	5.79	06/11/2042	8,441,000	9,369,704
Nomura Asset Acceptance Corporation Series 2004-R2 Class A1±144A	6.50	10/25/2034	3,616,448	3,644,107
Nomura Asset Securities Corporation Series 1998-D6 Class A2±	7.31	03/15/2030	10,575,000	11,260,186
TIAA Real Estate CDO Limited Series 2007-C4 Class A3±	5.97	08/15/2039	9,370,000	10,165,541
Vendee Mortgage Trust Series 1995-1 Class 4±	8.79	02/15/2025	587,696	709,680
Vendee Mortgage Trust Series 1995-2C Class 3A±	8.79	06/15/2025	839,176	1,003,718

Total Non-Agency Mortgage Backed Securities (Cost $138,724,024)				139,738,222

US Treasury Securities: 14.56%
US Treasury Bond	0.75	03/31/2013	12,125,000	12,232,064
US Treasury Bond##	4.63	02/15/2040	29,820,000	35,392,613
US Treasury Bond	5.38	02/15/2031	9,690,000	12,752,951
US Treasury Note	1.88	10/31/2017	16,005,000	16,513,911
Us Treasury Note##	2.13	08/15/2021	57,700,000	57,132,232
US Treasury Note	2.25	07/31/2018	21,765,000	22,778,422
US Treasury Note«	3.13	05/15/2021	34,760,000	37,595,026
Us Treasury Note	3.75	08/15/2041	17,850,000	18,285,183
US Treasury Note	4.38	05/15/2041	33,410,000	38,139,520

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Government Securities Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

US Treasury Securities (continued)
US Treasury Note	7.25%	08/15/2022	$20,950,000	$30,809,594
US Treasury Note	8.75	08/15/2020	6,950,000	10,820,823

Total US Treasury Securities (Cost $277,219,955)				292,452,339

Yankee Corporate Bonds and Notes: 7.44%

Financials: 7.44%

Commercial Banks: 7.44%
Bank Nederlandse Gemeenten 144A	2.50	01/11/2016	23,310,000	24,371,467
Bank of Nova Scotia 144A	1.65	10/29/2015	13,235,000	13,396,096
Bank of Nova Scotia 144A	2.15	08/03/2016	10,300,000	10,557,387
Dnb Nor Boligkreditt AS 144A	2.90	03/29/2017	5,725,000	5,990,531
HSBC Bank plc 144A	1.63	07/07/2014	14,500,000	14,671,738
Kommunalbanken AS 144A	2.38	01/19/2016	10,135,000	10,615,784
Kommunalbanken AS 144A	2.75	05/05/2015	17,090,000	18,217,086
Landwirtsch Rentenbank	2.50	02/15/2016	14,125,000	14,928,910
Nordea Eiendomskreditt 144A	1.88	04/07/2014	10,430,000	10,662,777
Swedbank Hypotek 144A	2.13	08/31/2016	12,110,000	12,120,814
Westpac Banking Corporation 144A	1.90	12/14/2012	13,660,000	13,890,553

Total Yankee Corporate Bonds and Notes (Cost $144,295,501)				149,423,143

Other: 0.49%
Gryphon Funding Limited, Pass-through Entity (a)(i)(v)			5,309,027	2,025,394
VFNC Corporation, Pass-through Entity, 0.21% ±(a)(i)144A(v)			14,476,104	7,817,096

Total Other (Cost $4,402,551)				9,842,490

	Yield		Shares

Short-Term Investments: 12.92%

Investment Companies : 12.87%
Wells Fargo Advantage Government Money Market Fund##(l)(u)	0.01		254,937,726	254,937,726
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.19		3,620,785	3,620,785

				258,558,511

			Principal

US Treasury Securities : 0.05%
US Treasury Bill#	0.01	09/22/2011	$1,000,000	999,992

Total Short-Term Investments (Cost $259,558,503)				259,558,503

Total Investments in Securities
(Cost $2,267,012,779)*	116.46%	2,339,215,111
Other Assets and Liabilities, Net	(16.46)	(330,535,154)

Total Net Assets	100.00%	$2,008,679,957

22	Wells Fargo Advantage Government Securities Fund	Portfolio of Investments—August 31, 2011

±	Variable rate investments.

%%	Security issued on a when-issued (TBA) basis.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(z)	Zero coupon security. Rate represents yield to maturity.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

##	All or a portion of this security has been segregated for when-issued securities or unfunded loans.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $2,272,291,636 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$92,257,821
Gross unrealized depreciation	(25,334,346)

Net unrealized appreciation	$66,923,475

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—August 31, 2011	Wells Fargo Advantage Government Securities Fund	23

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$2,080,656,600
In affiliated securities, at value	258,558,511

Total investments, at value (see cost below)	2,339,215,111
Receivable for investments sold	42,844,001
Principal paydown receivable	99,050
Receivable for Fund shares sold	2,489,846
Receivable for interest	7,937,491
Receivable for securities lending income	2,374
Prepaid expenses and other assets	106,688

Total assets	2,392,694,561

Liabilities
Dividends payable	689,330
Payable for investments purchased	365,557,831
Payable for Fund shares redeemed	8,388,487
Payable upon receipt of securities loaned	8,023,336
Payable for daily variation margin on open futures contracts	20,945
Advisory fee payable	567,442
Distribution fees payable	41,658
Due to other related parties	314,423
Accrued expenses and other liabilities	411,152

Total liabilities	384,014,604

Total net assets	$2,008,679,957

NET ASSETS CONSIST OF
Paid-in capital	$1,990,770,598
Overdistributed net investment income	(386,126)
Accumulated net realized losses on investments	(53,911,861)
Net unrealized gains on investments	72,207,346

Total net assets	$2,008,679,957

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$270,252,642
Shares outstanding – Class A	24,066,660
Net asset value per share – Class A	$11.23
Maximum offering price per share – Class A2	$11.76
Net assets – Class B	$7,083,108
Shares outstanding – Class B	630,892
Net asset value per share – Class B	$11.23
Net assets – Class C	$58,576,358
Shares outstanding – Class C	5,217,086
Net asset value per share – Class C	$11.23
Net assets – Administrator Class	$276,333,944
Shares outstanding – Administrator Class	24,615,749
Net asset value per share – Administrator Class	$11.23
Net assets – Institutional Class	$718,411,445
Shares outstanding – Institutional Class	64,030,245
Net asset value per share – Institutional Class	$11.22
Net assets – Investor Class	$678,022,460
Shares outstanding – Investor Class	60,344,248
Net asset value per share – Investor Class	$11.24

Total investments, at cost	$2,267,012,779

Securities on loan, at value	$7,836,558

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Government Securities Fund	Statement of Operations—Year Ended August 31, 2011

Investment income
Interest	$70,367,896
Income from affiliated securities	65,008
Securities lending income, net	158,056

Total investment income	70,590,960

Expenses
Advisory fee	8,207,120
Administration fees
Fund level	1,118,874
Class A	467,411
Class B	14,659
Class C	96,416
Administrator Class	382,403
Institutional Class	534,253
Investor Class	1,569,354
Shareholder servicing fees
Class A	730,330
Class B	22,905
Class C	150,651
Administrator Class	775,484
Investor Class	2,058,937
Distribution fees
Class B	68,714
Class C	451,951
Custody and accounting fees	122,236
Professional fees	45,833
Registration fees	128,480
Shareholder report expenses	224,008
Trustees’ fees and expenses	12,041
Other fees and expenses	33,655

Total expenses	17,215,715
Less: Fee waivers and/or expense reimbursements	(693,773)

Net expenses	16,521,942

Net investment income	54,069,018

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) from:
Unaffiliated securities	42,000,286
Futures transactions	(689,268)

Net realized gains on investments	41,311,018

Net change in unrealized gains (losses) on:
Unaffiliated securities	(23,602,862)
Futures transactions	(925,411)

Net change in unrealized gains (losses) on investments	(24,528,273)

Net realized and unrealized gains (losses) on investments	16,782,745

Net increase in net assets resulting from operations	$70,851,763

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Government Securities Fund	25

	Year Ended August 31, 2011		Year Ended August 31, 2010[1]		Year Ended May 31, 2010

Operations
Net investment income		$54,069,018		$12,022,843		$54,153,414
Net realized gains on investments		41,311,018		23,639,406		29,153,062
Net change in unrealized gains (losses) on investments		(24,528,273)		35,209,410		41,176,717

Net increase in net assets resulting from operations		70,851,763		70,871,659		124,483,193

Distributions to shareholders from
Net investment income
Class A		(8,922,685)		(2,030,682)		(6,761,002)
Class B		(209,776)		(42,144)		(114,792)
Class C		(1,391,847)		(285,456)		(808,579)
Administrator Class		(12,614,930)		(2,591,947)		(10,610,339)
Institutional Class		(23,113,683)		(4,387,095)		(16,819,803)
Investor Class		(24,546,230)		(8,154,884)		(40,846,068)
Net realized gains
Class A		0		0		(1,450,271)
Class B		0		0		(29,370)
Class C		0		0		(213,094)
Administrator Class		0		0		(2,179,594)
Institutional Class		0		0		(3,366,996)
Investor Class		0		0		(8,880,648)

Total distributions to shareholders		(70,799,151)		(17,492,208)		(92,080,556)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	1,994,278	21,916,728	698,050	7,700,712	2,602,285	28,085,253
Class B	44,410	492,586	25,394	281,713	25,530	277,343
Class C	1,814,121	20,009,882	967,239	10,658,325	1,867,110	20,145,978
Administrator Class	42,444,351	466,051,052	1,132,261	12,498,258	6,911,593	74,516,912
Institutional Class	39,552,223	435,595,163	8,381,508	92,515,803	27,058,437	290,991,422
Investor Class	21,217,913	234,732,980	13,663,414	151,659,143	37,872,311	408,694,424

		1,178,798,391		275,313,954		822,711,332

Reinvestment of distributions
Class A	661,776	7,275,643	151,162	1,677,332	659,509	7,125,621
Class B	14,450	158,713	2,829	31,435	10,163	109,783
Class C	45,777	503,112	10,618	117,797	38,621	417,334
Administrator Class	771,409	8,476,508	158,303	1,756,344	688,149	7,435,162
Institutional Class	1,779,094	19,540,860	380,844	4,218,365	1,800,225	19,438,725
Investor Class	1,922,418	21,145,957	568,558	6,304,005	3,386,367	36,619,138

		57,100,793		14,105,278		71,145,763

Payment for shares redeemed
Class A	(7,866,690)	(86,331,974)	(1,116,797)	(12,350,092)	(4,154,955)	(44,757,026)
Class B	(457,969)	(5,016,817)	(113,096)	(1,248,001)	(332,363)	(3,583,267)
Class C	(1,981,055)	(21,699,976)	(220,274)	(2,432,520)	(733,989)	(7,911,545)
Administrator Class	(51,432,220)	(561,733,378)	(2,685,843)	(29,612,992)	(10,121,647)	(109,121,743)
Institutional Class	(24,993,054)	(275,257,423)	(3,678,164)	(40,660,745)	(15,552,878)	(167,371,951)
Investor Class	(65,432,945)	(719,783,492)	(5,552,173)	(61,238,832)	(53,231,926)	(573,331,903)

		(1,669,823,060)		(147,543,182)		(906,077,435)

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Government Securities Fund	Statements of Changes in Net Assets

	Year Ended August 31, 2011		Year Ended August 31, 2010[1]		Year Ended May 31, 2010
	Shares		Shares		Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisition
Class A	0	$0	13,499,701	$148,433,073	0	$0
Class B	0	0	916,693	10,077,426	0	0
Class C	0	0	1,373,961	15,105,301	0	0
Administrator Class	0	0	11,846,766	130,240,357	0	0

		0		303,856,157		0

Net increase (decrease) in net assets resulting from capital share transactions		(433,923,876)		445,732,207		(12,220,340)

Total increase (decrease) in net assets		(433,871,264)		499,111,658		20,182,297

Net assets
Beginning of period		2,442,551,221		1,943,439,563		1,923,257,266

End of period		$2,008,679,957		$2,442,551,221		$1,943,439,563

Underdistributed (overdistributed) net investment income		$(386,126)		$2,127,184		$2,295,537

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Government Securities Fund	27

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class A	2011	2010[1]	2010	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$11.16	$10.89	$10.71	$10.45	$10.22	$10.15
Net investment income	0.25	0.06 [3]	0.29	0.39 [3]	0.48	0.48
Net realized and unrealized gains (losses) on investments	0.16	0.30	0.39	0.34	0.25	0.09

Total from investment operations	0.41	0.36	0.68	0.73	0.73	0.57
Distributions to shareholders from
Net investment income	(0.34)	(0.09)	(0.41)	(0.44)	(0.50)	(0.50)
Net realized gains	0.00	0.00	(0.09)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.34)	(0.09)	(0.50)	(0.47)	(0.50)	(0.50)
Net asset value, end of period	$11.23	$11.16	$10.89	$10.71	$10.45	$10.22
Total return[4]	3.75%	3.29%	6.48%	7.17%	7.21%	5.71%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.86%	0.89%	0.90%	1.03%	1.06%
Net expenses	0.85%	0.86%	0.89%	0.90%	0.90%	0.92%
Net investment income	2.31%	2.10%	2.71%	3.65%	4.54%	4.64%
Supplemental data
Portfolio turnover rate	268%	89%	194%	368%	263%	159%
Net assets, end of period (000’s omitted)	$270,253	$326,800	$174,781	$181,342	$71,233	$59,760

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed to Class A.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Government Securities Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class B	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$11.16	$10.89	$10.70	$10.32
Net investment income	0.15	0.04 [3]	0.24 [3]	0.27 [3]
Net realized and unrealized gains (losses) on investments	0.17	0.30	0.37	0.45

Total from investment operations	0.32	0.34	0.61	0.72
Distributions to shareholders from
Net investment income	(0.25)	(0.07)	(0.33)	(0.31)
Net realized gains	0.00	0.00	(0.09)	(0.03)

Total distributions to shareholders	(0.25)	(0.07)	(0.42)	(0.34)
Net asset value, end of period	$11.23	$11.16	$10.89	$10.70
Total return[4]	2.98%	3.10%	5.80%	7.00%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.60%	1.63%	1.65%
Net expenses	1.60%	1.60%	1.63%	1.65%
Net investment income	1.55%	1.29%	2.09%	2.94%
Supplemental data
Portfolio turnover rate	268%	89%	194%	368%
Net assets, end of period (000’s omitted)	$7,083	$11,495	$2,159	$5,297

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Class commenced operations on July 18, 2008.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Government Securities Fund	29

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class C	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$11.16	$10.89	$10.70	$10.45	$10.22	$10.15
Net investment income	0.17	0.04 [2]	0.23	0.30 [2]	0.39	0.40
Net realized and unrealized gains (losses) on investments	0.15	0.30	0.38	0.35	0.25	0.09

Total from investment operations	0.32	0.34	0.61	0.65	0.64	0.49
Distributions to shareholders from
Net investment income	(0.25)	(0.07)	(0.33)	(0.37)	(0.41)	(0.42)
Net realized gains	0.00	0.00	(0.09)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.25)	(0.07)	(0.42)	(0.40)	(0.41)	(0.42)
Net asset value, end of period	$11.23	$11.16	$10.89	$10.70	$10.45	$10.22
Total return[3]	2.98%	3.09%	5.78%	6.28%	6.36%	4.89%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.61%	1.64%	1.63%	1.77%	1.81%
Net expenses	1.60%	1.61%	1.64%	1.63%	1.70%	1.70%
Net investment income	1.56%	1.35%	1.89%	2.78%	3.69%	3.87%
Supplemental data
Portfolio turnover rate	268%	89%	194%	368%	263%	159%
Net assets, end of period (000’s omitted)	$58,576	$59,580	$34,927	$21,783	$2,595	$1,335

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Government Securities Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Administrator Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$11.16	$10.89	$10.70	$10.45	$10.22	$10.15
Net investment income	0.27 [2]	0.06 [2]	0.32	0.41 [2]	0.49	0.50
Net realized and unrealized gains (losses) on investments	0.16	0.30	0.39	0.34	0.26	0.09

Total from investment operations	0.43	0.36	0.71	0.75	0.75	0.59
Distributions to shareholders from
Net investment income	(0.36)	(0.09)	(0.43)	(0.47)	(0.52)	(0.52)
Net realized gains	0.00	0.00	(0.09)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.36)	(0.09)	(0.52)	(0.50)	(0.52)	(0.52)
Net asset value, end of period	$11.23	$11.16	$10.89	$10.70	$10.45	$10.22
Total return[3]	3.97%	3.34%	6.78%	7.28%	7.42%	5.94%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.79%	0.81%	0.81%	0.85%	0.88%
Net expenses	0.64%	0.67%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.50%	2.30%	2.90%	3.86%	4.72%	4.87%
Supplemental data
Portfolio turnover rate	268%	89%	194%	368%	263%	159%
Net assets, end of period (000’s omitted)	$276,334	$366,430	$243,760	$266,579	$123,993	$117,347

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Government Securities Fund	31

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Institutional Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$11.15	$10.88	$10.70	$10.44	$10.21	$10.14
Net investment income	0.30	0.07 [2]	0.32 [2]	0.44 [2]	0.52	0.54
Net realized and unrealized gains (losses) on investments	0.15	0.30	0.41	0.34	0.25	0.08

Total from investment operations	0.45	0.37	0.73	0.78	0.77	0.62
Distributions to shareholders from
Net investment income	(0.38)	(0.10)	(0.46)	(0.49)	(0.54)	(0.55)
Net realized gains	0.00	0.00	(0.09)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.38)	(0.10)	(0.55)	(0.52)	(0.54)	(0.55)
Net asset value, end of period	$11.22	$11.15	$10.88	$10.70	$10.44	$10.21
Total return[3]	4.14%	3.39%	6.92%	7.62%	7.66%	6.17%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.54%	0.56%	0.59%	0.61%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.71%	2.52%	3.06%	4.14%	4.96%	5.08%
Supplemental data
Portfolio turnover rate	268%	89%	194%	368%	263%	159%
Net assets, end of period (000’s omitted)	$718,411	$531,890	$463,726	$313,486	$326,015	$236,424

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Government Securities Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Investor Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$11.17	$10.90	$10.71	$10.46	$10.22	$10.16
Net investment income	0.25 [2]	0.06 [2]	0.29	0.39 [2]	0.47	0.47
Net realized and unrealized gains (losses) on investments	0.15	0.30	0.40	0.33	0.26	0.09

Total from investment operations	0.40	0.36	0.69	0.72	0.73	0.56
Distributions to shareholders from
Net investment income	(0.33)	(0.09)	(0.41)	(0.44)	(0.49)	(0.50)
Net realized gains	0.00	0.00	(0.09)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.33)	(0.09)	(0.50)	(0.47)	(0.49)	(0.50)
Net asset value, end of period	$11.24	$11.17	$10.90	$10.71	$10.46	$10.22
Total return[3]	3.72%	3.28%	6.53%	7.02%	7.26%	5.55%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.90%	0.94%	0.94%	1.16%	1.23%
Net expenses	0.88%	0.90%	0.94%	0.94%	0.95%	0.97%
Net investment income	2.25%	2.10%	2.66%	3.65%	4.48%	4.59%
Supplemental data
Portfolio turnover rate	268%	89%	194%	368%	263%	159%
Net assets, end of period (000’s omitted)	$678,022	$1,146,356	$1,024,088	$1,134,770	$869,009	$733,191

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Government Securities Fund	33

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The

34	Wells Fargo Advantage Government Securities Fund	Notes to Financial Statements

amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for the dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to Financial Statements	Wells Fargo Advantage Government Securities Fund	35

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$14,216,823	$(14,216,823)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of August 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $50,306,986 with $22,887,731 expiring in 2015, $3,431,622 expiring in 2016 and $23,987,633 expiring in 2017.

As of August 31, 2011, the Fund had $2,517,298 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy

36	Wells Fargo Advantage Government Securities Fund	Notes to Financial Statements

based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency securities	$0	$1,466,407,369	$473,364	$1,466,880,733
Corporate bonds and notes	0	12,470,095	0	12,470,095
Municipal bonds and notes	0	8,849,586	0	8,849,586
Non-agency mortgage backed securities	0	139,738,222	0	139,738,222
US Treasury securities	292,452,339	0	0	292,452,339
Yankee corporate bonds and notes	0	149,423,143	0	149,423,143
Other	0	0	9,842,490	9,842,490
Short-term investments
Investment companies	254,937,726	3,620,785	0	258,558,511
US Treasury securities	999,992	0	0	999,992
	$548,390,057	$1,780,509,200	$10,315,854	$2,339,215,111

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of August 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$5,014	$0	$0	$5,014

+	Futures contracts are valued at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage Government Securities Fund	37

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency securities	Other	Total
Balance as of August 31, 2010	$887,170	$13,396,749	$14,283,919
Accrued discounts (premiums)	0	0	0
Realized gains (losses)	(693,282)	0	(693,282)
Change in unrealized gains (losses)	656,525	2,209,137	2,865,662
Purchases	0	0	0
Sales	(377,049)	(5,763,396)	(6,140,445)
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Balance as of August 31, 2011	$473,364	$9,842,490	$10,315,854
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$(21,016)	$(451,052)	$(472,068)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

38	Wells Fargo Advantage Government Securities Fund	Notes to Financial Statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $13,655 from the sale of Class A shares and $16,849, $13,406 and $13,895 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2011 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$5,736,353,918	$329,536,796	$6,094,126,104	$202,996,413

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2011, the Fund entered into futures contracts to speculate on interest rates.

At August 31, 2011, the Fund had long and short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Value at August 31, 2011	Net Unrealized Gains (Losses)
December 2011	175 Long	10-Year U.S. Treasury Note	$22,580,469	$68,027
December 2011	275 Short	2-Year U.S. Treasury Note	60,637,500	(17,710)
December 2011	357 Short	5-Year U.S. Treasury Note	43,749,234	(45,303)

The Fund had average notional amounts of $92,861,432 and $50,689,175 in long futures contracts and short futures contracts, respectively, during the year ended August 31, 2011.

On August 31, 2011, the cumulative unrealized gains on futures contracts in the amount of $5,014 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities for the Fund. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. ACQUISITION

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen U.S. Government Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen U.S. Government Fund for 27,637,121 shares of the Fund valued at $303,856,157 at an exchange ratio of 0.88 for each class of shares. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen U.S. Government Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of the Fund in the reorganization. The investment portfolio of Evergreen U.S. Government Fund with a fair value of $301,329,078, identified cost of $292,244,339 and unrealized appreciation of $9,084,739 at July 9, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the

Notes to Financial Statements	Wells Fargo Advantage Government Securities Fund	39

Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen U.S. Government Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended August 31, 2010 would have been:

Net investment income	$13,060,105
Net realized and unrealized gains on investments	$51,887,972
Net increase in net assets resulting from operations	$64,948,077

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011, the Fund paid $1,199 in commitment fees.

For the year ended August 31, 2011, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following periods were as follows:

	Year ended August 31,		Year ended May 31, 2010
	2011	2010*
Ordinary Income	$70,799,151	$17,492,208	$92,080,556

*	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward*
$1,493,668	$3,044,803	$66,923,475	$(52,824,284)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

40	Wells Fargo Advantage Government Securities Fund	Notes to Financial Statements

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Government Securities Fund	41

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Government Securities Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Government Securities Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

42	Wells Fargo Advantage Government Securities Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 871 of the Internal Revenue Code, $65,352,158 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage Government Securities Fund	43

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

44	Wells Fargo Advantage Government Securities Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage Government Securities Fund	45

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

46	Wells Fargo Advantage Government Securities Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Government Securities Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors,

Other Information (Unaudited)	Wells Fargo Advantage Government Securities Fund	47

together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and

48	Wells Fargo Advantage Government Securities Fund	Other Information (Unaudited)

other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

Other Information (Unaudited)	Wells Fargo Advantage Government Securities Fund	49

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

50	Wells Fargo Advantage Government Securities Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205323 10-11 A216/AR216 08-11

Wells Fargo Advantage High Income Fund

Annual Report

August 31, 2011

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The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage High Income Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage High Income Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage High Income Fund	3

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of 2008. The Caa-rated3 credit tier (Caa-rated subsector of the Barclays Capital U.S. Corporate High Yield Bond Index) returned 8.7% during the period, while the Baa-rated credit tier of the Barclays Capital U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S.

3.	The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

4	Wells Fargo Advantage High Income Fund	Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value.

Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again surged higher during the spring and summer on heightened political turmoil in the Middle East. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Letter to Shareholders	Wells Fargo Advantage High Income Fund	5

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage High Income Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Kevin J. Maas, CFA

Thomas M. Price, CFA

Michael J. Schueller, CFA

FUND INCEPTION

December 28, 1995

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011
Class A (Excluding Sales Charges)	7.41%
Barclays Capital U.S. Corporate High Yield Bond Index[1]	8.39%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.90% for Class A shares. The Fund’s gross and net expense ratios are 1.00% and 0.91%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage High Income Fund Class A shares for the most recent ten years with the Barclays Capital U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights (Unaudited)	Wells Fargo Advantage High Income Fund	7

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 7.41% for the 12-month period that ended August 31, 2011. During the same period, the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 8.39%.

■	The Fund underperformed its benchmark due to conservative positioning, primarily our underweight of the CCC-rated segment of the market.

■

Although we expect default rates to remain low until at least 2013, we don’t believe the additional yield on CCC-rated bonds compensates for potential price declines given current economic and financial system conditions.

The Fund remained conservatively positioned.

Throughout the period, we remained cautious with our economic outlook. Consumers continued to face high unemployment and a weak housing market. The Federal Reserve has limited options remaining while the U.S. debt-ceiling standoff and the European sovereign debt crisis have not given investors confidence in policymakers’ effectiveness. These economic concerns are offset by the meaningful improvement since the 2008 credit crisis in the balance sheets and liquidity positions of most high-yield companies. However, we remain concerned that many of the CCC-rated credits continue to be over-levered and will require strong economic conditions for them to grow into their balance sheets.

Our expectation as we entered the period was that returns would be primarily driven by income, as the average price on high-yield bonds was $98, leaving minimal room for appreciation. We did not expect significant depreciation because most companies were positioned to handle the sluggish economic growth after improving their balance sheets and extending their debt maturities.

TEN LARGEST LONG-TERM HOLDINGS[3] (AS OF AUGUST 31, 2011)
Harrah’s Entertainment Corporation, 3.24%, 01/28/2015	1.29%
CIT Group Incorporated, 7.00%, 05/02/2017	1.19%
Discover Financial Services, 10.25%, 07/15/2019	1.01%
Limited Brands Incorporated, 6.63%, 04/01/2021	0.99%
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/2015	0.94%
Regency Energy Partners, 6.88%, 12/01/2018	0.92%
Yonkers Racing Corporation, 11.38%, 07/15/2016	0.90%
Clear Channel Communications Incorporated, 9.00%, 03/01/2021	0.88%
Cinemark USA Incorporated, 8.63%, 06/15/2019	0.87%
National Money Mart Company, 10.38%, 12/15/2016	0.87%

We maintained a disciplined credit selection.

Throughout the period, we remained disciplined in our security selection. Our views led us to be overweight in B-rated credits and underweight in BB-rated and CCC-rated credits. We overweighted B-rated credits in order to add incremental income to the Fund while avoiding the potential downside risk of CCC-rated securities. While BB-rated and B-rated credits returned 8.30% and 8.26%, respectively, CCC-rated credits returned 8.70%, contributing to our underperformance versus the benchmark. We did add to our CCC-rated positions early in 2011 as economic conditions looked to be improving, but we have since reduced our weight as economic conditions have slowed.

From an industry perspective, the portfolio benefited from being overweight in automotive, health care, and paper and underweight in building materials, home construction, and non-captive diversified financial companies. Our overweight decisions in construction machinery, other financials, and gaming detracted from performance, as did our underweight positions in life insurance, transportation services, and wireless telecom. Our average cash balance of 3% also detracted from performance.

3.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8	Wells Fargo Advantage High Income Fund	Performance Highlights (Unaudited)

CREDIT QUALITY[4] (AS OF AUGUST 31, 2011)

We continue to prefer the risk/reward tradeoff in higher-rated credits.

After the drop in prices experienced this past summer, we believe the high-yield market offers attractive investment opportunities. Balance sheets and liquidity are in good shape and are notably better than they were prior to the 2008 credit crisis. Default rates remained at levels well below historical averages and are expected to remain low until at least 2013. Yields are attractive compared with most other options in our low-rate world. However, we realize that the probability of further economic weakness has increased over the past several months. If the economy were to slow further, the high-yield market would likely experience additional price pressure.

Since May, average prices on high yield bonds have generally declined, but have still remained noticeably higher than their ten-year averages. CCC-rated bonds are most at risk of trading down if the economy weakens further or the market reacts negatively to additional European sovereign debt concerns. Therefore, we believe that it remains prudent to continue to position conservatively within the high-yield market by underweighting CCC-rated credits and looking for opportunities in BB-rated and B-rated credits.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage High Income Fund	9

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF AUGUST 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SHBAX)	02/29/2000	(5.89)	2.58	5.28	5.66	(1.46)	7.41	6.25	6.14	1.00%	0.91%
Class B (WFNBX)**	07/18/2008	(6.83)	1.76	5.12	5.64	(1.83)	6.76	5.44	5.64	1.75%	1.66%
Class C (WFNCX)	07/18/2008	(2.83)	5.62	5.44	5.40	(1.83)	6.62	5.44	5.40	1.75%	1.66%
Administrator Class (WFNDX)	07/30/2010					(1.36)	7.66	6.36	6.43	0.94%	0.81%
Institutional Class (SHYYX)	07/31/2001					(1.22)	7.98	6.68	6.75	0.67%	0.51%
Investor Class (STHYX)	12/28/1995					(1.45)	7.53	6.23	6.21	1.03%	0.94%
Barclays Capital U.S. Corporate High Yield Bond Index						(1.55)	8.39	8.10	8.39

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment grade bond investments, such as credit risk (e.g. risk of issuer default), below investment grade bond risk (e.g. risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for the Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, 0.80% for Administrator Class, 0.50% for Institutional Class and 0.93% for Investor Class. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage High Income Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 03-01-2011	Ending Account Value 08-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$985.43	$4.50	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000.00	$981.70	$8.24	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000.00	$981.73	$8.24	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Administrator Class
Actual	$1,000.00	$986.36	$3.96	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%
Institutional Class
Actual	$1,000.00	$987.84	$2.51	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Investor Class
Actual	$1,000.00	$985.47	$4.65	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Income Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Corporate Bonds and Notes: 82.94%

Consumer Discretionary: 21.36%

Auto Components: 3.14%
Cooper-Standard Holdings Incorporated	8.50%	05/01/2018	$4,500,000	$4,612,500
Delphi Corporation 144A	6.13	05/15/2021	5,250,000	5,066,250
Lear Corporation	8.13	03/15/2020	3,000,000	3,202,500
Tenneco Automotive Incorporated	7.75	08/15/2018	3,000,000	3,135,000
TRW Automotive Incorporated 144A	7.25	03/15/2017	2,030,000	2,212,700
TRW Automotive Incorporated 144A	8.88	12/01/2017	2,500,000	2,725,000

				20,953,950

Automobiles: 0.82%
Ford Motor Company«	7.45	07/16/2031	5,000,000	5,468,945

Diversified Consumer Services: 1.21%
Service Corporation International	7.50	04/01/2027	200,000	187,000
Service Corporation International Series WI	7.00	06/15/2017	3,790,000	3,960,550
Stewart Enterprises Incorporated	6.50	04/15/2019	4,000,000	3,890,000

				8,037,550

Hotels, Restaurants & Leisure: 4.37%
CKE Restaurants Incorporated	11.38	07/15/2018	4,900,000	5,212,375
Penn National Gaming Incorporated	8.75	08/15/2019	3,750,000	3,984,375
Seminole Tribe of Florida 144A	7.75	10/01/2017	4,900,000	4,973,500
Shingle Springs Tribal Gaming Authority 144A	9.38	06/15/2015	4,050,000	2,662,875
Tunica-Biloxi Gaming Authority 144A	9.00	11/15/2015	6,260,000	6,291,300
Yonkers Racing Corporation 144A	11.38	07/15/2016	5,770,000	6,029,650

				29,154,075

Media: 8.12%
CCO Holdings LLC	6.50	04/30/2021	2,000,000	1,955,000
CCO Holdings LLC	7.00	01/15/2019	5,000,000	5,025,000
Cinemark USA Incorporated	8.63	06/15/2019	5,500,000	5,775,000
Citadel Broadcasting Corporation 144A	7.75	12/15/2018	2,350,000	2,532,125
Clear Channel Communications Incorporated	9.00	03/01/2021	7,250,000	5,836,250
CSC Holdings LLC	8.63	02/15/2019	3,500,000	3,858,751
DISH DBS Corporation 144A	6.75	06/01/2021	2,000,000	2,015,000
DISH DBS Corporation	7.88	09/01/2019	4,500,000	4,781,250
Insight Communications 144A	9.38	07/15/2018	4,000,000	4,570,000
LBI Media Incorporated 144A	9.25	04/15/2019	6,000,000	5,407,500
Regal Cinemas Corporation	8.63	07/15/2019	5,000,000	5,175,000
Sirius XM Radio Incorporated 144A	8.75	04/01/2015	3,500,000	3,797,500
Visant Corporation	10.00	10/01/2017	3,500,000	3,412,500

				54,140,876

Multiline Retail: 0.54%
Bon-Ton Department Stores Incorporated	10.25	03/15/2014	4,000,000	3,610,000

12	Wells Fargo Advantage High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Specialty Retail: 2.39%
Limited Brands Incorporated	6.63%	04/01/2021	$6,500,000	$6,581,250
RadioShack Corporation 144A	6.75	05/15/2019	4,500,000	4,207,500
Toys R Us Property Company I LLC	8.50	12/01/2017	5,000,000	5,100,000

				15,888,750

Textiles, Apparel & Luxury Goods: 0.77%
Hanesbrands Incorporated	6.38	12/15/2020	3,000,000	2,962,500
Hanesbrands Incorporated	8.00	12/15/2016	2,000,000	2,140,000

				5,102,500

Consumer Staples: 3.99%

Beverages: 0.59%
Constellation Brands Incorporated	7.25	09/01/2016	3,700,000	3,935,875

Food & Staples Retailing: 1.22%
Bumble Bee Acquisition Incorporated 144A	9.00	12/15/2017	4,000,000	3,880,000
Clarke American Incorporated	9.50	05/15/2015	5,225,000	4,258,375

				8,138,375

Food Products: 0.86%
Dean Foods Company	9.75	12/15/2018	1,500,000	1,533,750
TreeHouse Foods Incorporated	7.75	03/01/2018	4,000,000	4,185,000

				5,718,750

Tobacco: 1.32%
Reynolds Group Holdings 144A	7.13	04/15/2019	4,500,000	4,263,750
Reynolds Group Holdings 144A	7.88	08/15/2019	1,000,000	990,000
Reynolds Group Holdings 144A	8.25	02/15/2021	2,000,000	1,685,000
Reynolds Group Holdings 144A	9.88	08/15/2019	2,000,000	1,880,000

				8,818,750

Energy: 12.55%

Oil, Gas & Consumable Fuels: 12.55%
Bill Barrett Corporation	9.88	07/15/2016	5,000,000	5,487,500
BreitBurn Energy Partners LP	8.63	10/15/2020	4,000,000	4,000,000
CITGO Petroleum Corporation 144A	11.50	07/01/2017	4,000,000	4,400,000
Clayton Williams Energy Incorporated 144A	7.75	04/01/2019	4,000,000	3,680,000
Coffeyville Resources Refining and Marketing LLC 144A	9.00	04/01/2015	1,575,000	1,669,500
Coffeyville Resources Refining and Marketing LLC 144A	10.88	04/01/2017	3,750,000	4,162,500
Comstock Resources Incorporated	8.38	10/15/2017	5,500,000	5,665,000
El Paso Corporation	6.50	09/15/2020	3,500,000	3,775,741
Energy Transfer Equity LP	7.50	10/15/2020	5,000,000	5,125,000
Energy XXI Gulf Coast Incorporated	9.25	12/15/2017	3,000,000	3,075,000
Hilcorp Energy Company 144A	7.75	11/01/2015	3,400,000	3,468,000
Holly Corporation	9.88	06/15/2017	3,250,000	3,558,750
James River Escrow Incorporated 144A	7.88	04/01/2019	3,750,000	3,393,750
Newfield Exploration Company	6.88	02/01/2020	4,950,000	5,123,250
Penn Virginia Corporation	10.38	06/15/2016	4,200,000	4,578,000
Plains Exploration & Production Company	8.63	10/15/2019	4,600,000	4,991,000

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Income Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Quicksilver Resources Incorporated	11.75%	01/01/2016	$2,000,000	$2,205,000
Regency Energy Partners	6.88	12/01/2018	6,000,000	6,120,000
Suburban Propane Partners LP	7.38	03/15/2020	3,250,000	3,306,875
Targa Resources Partners Incorporated 144A	6.88	02/01/2021	4,000,000	3,960,000
White Pine Hydro Portfolio LLC(i)	7.26	07/20/2015	2,000,000	1,945,480

				83,690,346

Financials: 9.37%

Commercial Banks: 2.21%
CIT Group Incorporated 144A	7.00	05/02/2016	3,600,000	3,582,000
CIT Group Incorporated 144A	7.00	05/02/2017	8,000,000	7,900,000
Regions Bank	7.50	05/15/2018	3,350,000	3,266,250

				14,748,250

Consumer Finance: 5.54%
Discover Financial Services	10.25	07/15/2019	5,200,000	6,709,576
Ford Motor Credit Company LLC	5.00	05/15/2018	3,000,000	2,908,920
Ford Motor Credit Company LLC	5.88	08/02/2021	5,000,000	5,010,445
Ford Motor Credit Company LLC	6.63	08/15/2017	2,500,000	2,615,573
Ford Motor Credit Company LLC	8.00	12/15/2016	1,840,000	2,040,186
GMAC LLC	8.00	11/01/2031	3,500,000	3,421,250
International Lease Finance Corporation	6.25	05/15/2019	1,000,000	904,186
International Lease Finance Corporation	8.25	12/15/2020	3,500,000	3,561,250
SLM Corporation	8.00	03/25/2020	4,000,000	4,110,124
Sprint Capital Corporation	6.90	05/01/2019	2,600,000	2,561,000
Sprint Capital Corporation	8.75	03/15/2032	3,000,000	3,075,000

				36,917,510

Diversified Financial Services: 1.62%
ABI Escrow Corporation 144A	10.25	10/15/2018	3,158,000	3,315,900
Ally Financial Incorporated	6.25	12/01/2017	2,000,000	1,922,566
Ally Financial Incorporated	8.00	03/15/2020	5,500,000	5,555,000

				10,793,466

Health Care: 7.17%

Health Care Equipment & Supplies: 1.65%
Accellent Incorporated	8.38	02/01/2017	4,000,000	3,975,000
Fresenius Medical Care Holdings Incorporated	6.88	07/15/2017	3,000,000	3,127,500
Hanger Orthopedic Group	7.13	11/15/2018	4,000,000	3,890,000

				10,992,500

Health Care Providers & Services: 4.27%
Davita Incorporated	6.63	11/01/2020	4,000,000	3,920,000
HCA Incorporated	7.25	09/15/2020	4,550,000	4,675,125
HCA Incorporated	7.50	02/15/2022	1,000,000	990,000
HCA Incorporated	7.88	02/15/2020	2,000,000	2,120,000
HCA Incorporated	8.50	04/15/2019	1,000,000	1,090,000
HealthSouth Corporation	8.13	02/15/2020	4,200,000	4,257,750
Iasis Healthcare Corporation 144A	8.38	05/15/2019	4,000,000	3,500,000

14	Wells Fargo Advantage High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Health Care Providers & Services (continued)
Lifepoint Hospitals Incorporated	6.63%	10/01/2020	$3,750,000	$3,656,250
Vanguard Health Holdings Incorporated LLC	8.00	02/01/2018	4,500,000	4,286,250

				28,495,375

Life Sciences Tools & Services: 0.61%
Community Health Systems Incorporated Series WI	8.88	07/15/2015	4,000,000	4,055,000

Pharmaceuticals: 0.64%
Mylan Incorporated 144A	7.88	07/15/2020	4,000,000	4,280,000

Industrials : 11.14%

Aerospace & Defense: 1.42%
Esterline Technologies Corporation	7.00	08/01/2020	3,750,000	3,909,375
Hexcel Corporation	6.75	02/01/2015	872,000	887,260
Spirit AeroSystems Holdings Incorporated	7.50	10/01/2017	4,500,000	4,646,250

				9,442,885

Building Products: 0.64%
Griffon Corporation	7.13	04/01/2018	4,500,000	4,252,500

Commercial Services & Supplies: 1.60%
Deluxe Corporation 144A	7.00	03/15/2019	5,000,000	4,937,500
FTI Consulting Incorporated	7.75	10/01/2016	2,600,000	2,645,500
Iron Mountain Incorporated	8.38	08/15/2021	3,000,000	3,105,000

				10,688,000

Electrical Equipment: 0.73%
Belden CDT Incorporated	7.00	03/15/2017	2,730,000	2,730,000
Belden CDT Incorporated	9.25	06/15/2019	2,000,000	2,120,000

				4,850,000

Machinery: 3.33%
Briggs & Stratton Corporation	6.88	12/15/2020	2,970,000	2,977,425
Dana Holding Corporation	6.75	02/15/2021	4,000,000	3,920,000
Dematic SAS 144A	8.75	05/01/2016	4,000,000	3,820,000
Great Lakes Dredge & Dock Company 144A	7.38	02/01/2019	4,000,000	3,800,000
Manitowoc Company Incorporated	8.50	11/01/2020	4,000,000	3,980,000
RSC Equipment Rental Incorporated	8.25	02/01/2021	4,000,000	3,730,000

				22,227,425

Professional Services: 1.51%
Checkout Holdings Corporation 144A^	13.15	11/15/2015	3,000,000	1,770,000
FTI Consulting Incorporated	6.75	10/01/2020	3,300,000	3,254,625
Swift Services Holdings Incorporated	10.00	11/15/2018	5,000,000	5,050,000

				10,074,625

Trading Companies & Distributors: 1.57%
Aircastle Limited	9.75	08/01/2018	4,500,000	4,736,250
United Rentals North America Incorporated	8.38	09/15/2020	6,250,000	5,703,125

				10,439,375

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Income Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Transportation Infrastructure: 0.34%
CMA CGM 144A	8.50%	04/15/2017	$5,000,000	$2,275,000

Information Technology: 1.89%

Internet Software & Services: 0.04%
Equinix Incorporated	7.00	07/15/2021	250,000	253,750

IT Services: 0.54%
TW Telecommunications Holdings Incorporated	8.00	03/01/2018	3,500,000	3,605,000

Semiconductors & Semiconductor Equipment: 1.31%
Freescale Semiconductor Incorporated	8.05	02/01/2020	3,500,000	3,342,500
Magnachip Semiconductor Limited	10.50	04/15/2018	5,175,000	5,382,000

				8,724,500

Materials: 5.37%

Chemicals: 1.62%
Ferro Corporation	7.88	08/15/2018	4,000,000	4,040,000
Nalco Company	8.25	05/15/2017	4,000,000	4,425,000
Polyone Corporation	7.38	09/15/2020	2,250,000	2,317,500

				10,782,500

Construction Materials: 0.38%
Headwaters Incorporated	7.63	04/01/2019	3,000,000	2,565,000

Containers & Packaging: 0.64%
BWAY Corporation	10.00	06/15/2018	4,000,000	4,240,000

Paper & Forest Products: 2.73%
Appleton Papers Incorporated 144A	10.50	06/15/2015	2,500,000	2,506,250
Appleton Papers Incorporated	11.25	12/15/2015	1,634,000	1,593,150
Boise Paper Holdings LLC	9.00	11/01/2017	3,750,000	3,984,375
Domtar Corporation	10.75	06/01/2017	3,065,000	3,815,923
Georgia-Pacific LLC	7.75	11/15/2029	1,300,000	1,464,984
Georgia-Pacific LLC	8.88	05/15/2031	1,950,000	2,338,399
P.H. Glatfelter Company	7.13	05/01/2016	2,485,000	2,522,275

				18,225,356

Telecommunication Services: 5.94%

Diversified Telecommunication Services: 3.85%
Cincinnati Bell Incorporated	8.38	10/15/2020	1,500,000	1,477,500
Cincinnati Bell Incorporated	8.75	03/15/2018	4,000,000	3,750,000
Frontier Communications Corporation	8.25	04/15/2017	4,000,000	4,160,000
Level 3 Communications 144A	11.88	02/01/2019	4,000,000	4,150,000
PAETEC Holding Corporation	9.88	12/01/2018	2,000,000	2,130,000
West Corporation	7.88	01/15/2019	2,000,000	1,910,000
West Corporation 144A	8.63	10/01/2018	2,500,000	2,437,500
Windstream Corporation	7.50	04/01/2023	4,000,000	3,870,000
Windstream Corporation	7.75	10/15/2020	1,750,000	1,785,000

				25,670,000

16	Wells Fargo Advantage High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Wireless Telecommunication Services: 2.09%
Cricket Communications Incorporated	7.75%	10/15/2020	$2,000,000	$1,780,000
Cricket Communications Incorporated 144A	7.75	10/15/2020	2,000,000	1,770,000
Intelsat Limited	8.50	11/01/2019	5,025,000	5,213,438
MetroPCS Communications Incorporated	6.63	11/15/2020	3,015,000	2,819,025
Sprint Nextel Corporation	6.00	12/01/2016	2,425,000	2,334,063

				13,916,526

Utilities: 4.16%

Electric Utilities: 1.34%
Energy Future Holdings Corporation	10.00	01/15/2020	4,000,000	4,012,204
Mirant Americas Generation LLC	8.50	10/01/2021	5,200,000	4,940,000

				8,952,204

Gas Utilities: 0.59%
AmeriGas Partners LP	6.50	05/20/2021	4,000,000	3,920,000

Independent Power Producers & Energy Traders: 2.23%
Calpine Corporation 144A	7.50	02/15/2021	4,000,000	4,040,000
Calpine Corporation 144A	7.88	01/15/2023	2,000,000	2,040,000
Dynegy Holdings Incorporated	8.38	05/01/2016	4,195,000	2,768,700
NRG Energy Incorporated	8.50	06/15/2019	4,000,000	4,080,000
RRI Energy Incorporated	7.88	06/15/2017	2,000,000	1,940,000

				14,868,700

Total Corporate Bonds and Notes (Cost $557,670,558)				552,914,189

Municipal Bonds and Notes: 1.03%

Florida: 0.49%
Florida State Development Financial Corporation (Resource Recovery Revenue)§	8.00	12/15/2018	3,180,000	3,244,268

Texas: 0.54%
Sabine River Texas Authority Electric Company Project Series B (Resource Recovery Revenue)§±	5.75	05/01/2030	3,750,000	3,637,500

Total Municipal Bonds and Notes (Cost $6,754,603)				6,881,768

Term Loans: 3.24%
Chrysler Group LLC	6.00	05/24/2017	6,000,000	5,382,000
Dynegy Holdings Incorporated	9.25	08/04/2016	1,000,000	965,830
Dynegy Holdings Incorporated	9.25	08/04/2016	2,000,000	1,965,000
Goodman Global Holdings Incorporated	9.00	10/30/2017	4,000,000	4,020,000
Goodyear Tire & Rubber Company	1.94	04/30/2014	450,000	416,025
Harrah’s Entertainment Corporation	3.24	01/28/2015	10,000,000	8,615,600
HCA Incorporated	2.50	11/18/2013	251,131	242,550

Total Term Loans (Cost $23,104,349)				21,607,005

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Income Fund	17

Security Name		Expiration Date	Shares	Value

Warrants: 0.00%

Information Technology: 0.00%

IT Services: 0.00%
Muzak Holdings LLC(a)†		02/01/2015	7,195	$2,302

Total Warrants (Cost $0)				2,302

	Interest Rate	Maturity Date	Principal

Yankee Corporate Bonds and Notes: 5.99%

Consumer Discretionary: 0.49%

Automobiles: 0.49%
Jaguar Land Rover plc 144A«	8.13%	05/15/2021	$3,500,000	3,281,250

Financials: 1.54%

Consumer Finance: 1.54%
National Money Mart Company	10.38	12/15/2016	5,500,000	5,775,000
Wind Acquisition Finance SA 144A	12.25	07/15/2017	4,464,905	4,464,905

				10,239,905

Information Technology: 0.58%

Semiconductors & Semiconductor Equipment: 0.58%
Sensata Technologies BV 144A	6.50	05/15/2019	4,000,000	3,850,000

Materials: 2.81%

Chemicals: 1.29%
Ineos Group Holdings plc 144A	8.50	02/15/2016	4,490,000	3,906,300
Rhodia SA 144A	6.88	09/15/2020	4,000,000	4,670,000

				8,576,300

Metals & Mining: 0.99%
FMG Resources Limited 144A	6.88	02/01/2018	3,000,000	2,970,000
FMG Resources Limited 144A	7.00	11/01/2015	3,600,000	3,591,000

				6,561,000

Paper & Forest Products: 0.53%
Sappi Papier Holding 144A	6.63	04/15/2021	4,000,000	3,560,000

Telecommunication Services: 0.57%

Wireless Telecommunication Services: 0.57%
Intelsat Limited	12.50	02/04/2017	3,916,796	3,804,188

Total Yankee Corporate Bonds and Notes (Cost $41,114,168)				39,872,643

Other: 0.18%
Gryphon Funding Limited, Pass-through Entity(i)(a)(v)			1,153,229	439,957
VFNC Corporation, Pass-through Entity 0.21% 144A(i)±(a)(v)			1,370,125	739,867

Total Other (Cost $538,692)				1,179,824

18	Wells Fargo Advantage High Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Yield	Shares	Value

Short-Term Investments: 5.61%

Investment Companies: 5.61%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.05%	33,812,626	$33,812,626
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.19	3,620,808	3,620,808

Total Short-Term Investments (Cost $37,433,434)			37,433,434

Total Investments in Securities
(Cost $666,615,804)*	98.99%	659,891,165
Other Assets and Liabilities, Net	1.01	6,735,762

Total Net Assets	100.00%	$666,626,927

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

^	Zero coupon security. Rate represents yield to maturity.

§	These securities are subject to a demand feature which reduces the effective maturity.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment.

†	Non-income earning security.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $667,392,402 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$15,691,763
Gross unrealized depreciation	(23,193,000)

Net unrealized depreciation	$(7,501,237)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—August 31, 2011	Wells Fargo Advantage High Income Fund	19

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$622,457,731
In affiliated securities, at value	37,433,434

Total investments, at value (see cost below)	659,891,165
Receivable for Fund shares sold	3,605,142
Receivable for interest	13,581,298
Receivable for securities lending income	1,918
Prepaid expenses and other assets	83,673

Total assets	677,163,196

Liabilities
Dividends payable	1,239,579
Payable for investments purchased	3,141,250
Payable for Fund shares redeemed	1,542,134
Payable upon receipt of securities loaned	4,159,500
Advisory fee payable	179,167
Distribution fees payable	21,359
Due to other related parties	82,075
Accrued expenses and other liabilities	171,205

Total liabilities	10,536,269

Total net assets	$666,626,927

NET ASSETS CONSIST OF
Paid-in capital	$678,163,041
Overdistributed net investment income	(158,027)
Accumulated net realized losses on investments	(4,653,448)
Net unrealized losses on investments	(6,724,639)

Total net assets	$666,626,927

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$102,361,221
Shares outstanding – Class A	14,271,612
Net asset value per share – Class A	$7.17
Maximum offering price per share – Class A2	$7.51
Net assets – Class B	$2,451,660
Shares outstanding – Class B	341,932
Net asset value per share – Class B	$7.17
Net assets – Class C	$30,645,459
Shares outstanding – Class C	4,272,937
Net asset value per share – Class C	$7.17
Net assets – Administrator Class	$14,654,210
Shares outstanding – Administrator Class	2,024,975
Net asset value per share – Administrator Class	$7.24
Net assets – Institutional Class	$238,490,070
Shares outstanding – Institutional Class	32,954,919
Net asset value per share – Institutional Class	$7.24
Net assets – Investor Class	$278,024,307
Shares outstanding – Investor Class	38,611,445
Net asset value per share – Investor Class	$7.20

Total investments, at cost	$666,615,804

Securities on loan, at value	$4,111,726

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Income Fund	Statement of Operations—Year Ended August 31, 2011

Investment income
Interest	$54,986,722
Income from affiliated securities	46,635
Securities lending income, net	34,849

Total investment income	55,068,206

Expenses
Advisory fee	3,547,274
Administration fees
Fund level	360,239
Class A	188,239
Class B	6,235
Class C	51,514
Administrator Class	20,245
Institutional Class	176,343
Investor Class	619,518
Shareholder servicing fees
Class A	293,829
Class B	9,743
Class C	80,491
Administrator Class	45,738
Investor Class	814,624
Distribution fees
Class B	29,228
Class C	241,474
Custody and accounting fees	55,038
Professional fees	48,022
Registration fees	99,470
Shareholder report expenses	175,291
Trustees’ fees and expenses	11,914
Other fees and expenses	19,203

Total expenses	6,893,672
Less: Fee waivers and/or expense reimbursements	(942,954)

Net expenses	5,950,718

Net investment income	49,117,488

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	30,277,310
Net change in unrealized gains (losses) on investments	(26,271,970)

Net realized and unrealized gains (losses) on investments	4,005,340

Net increase in net assets resulting from operations	$53,122,828

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage High Income Fund	21

	Year Ended August 31, 2011		Year Ended August 31, 2010¹				Year Ended May 31, 2010

Operations
Net investment income		$49,117,488			$12,255,680			$46,764,839
Net realized gains on investments		30,277,310			5,677,151			24,728,623
Net change in unrealized gains (losses) on investments		(26,271,970)			15,369,829			20,678,729

Net increase in net assets resulting from operations		53,122,828			33,302,660			92,172,191

Distributions to shareholders from
Net investment income
Class A		(7,960,520)			(2,133,188)			(8,508,474)
Class B		(235,298)			(88,989)			(498,630)
Class C		(1,934,271)			(419,368)			(1,233,407)
Administrator Class		(1,371,513)			(64	)²		NA
Institutional Class		(15,754,833)			(3,875,092)			(13,243,110)
Investor Class		(21,932,524)			(5,738,980)			(21,945,498)

Total distributions to shareholders		(49,188,959)			(12,255,681)			(45,429,119)

Capital share transactions	Shares		Shares				Shares
Proceeds from shares sold
Class A	6,258,624	46,384,591	1,915,004		13,560,508		7,778,665	52,187,135
Class B	92,007	681,587	34,109		243,756		68,701	454,719
Class C	948,202	7,054,076	267,282		1,901,718		1,235,348	8,343,168
Administrator Class	6,389,932	48,011,300	1,383	²	10,000	²	NA	NA
Institutional Class	12,145,944	90,366,875	1,883,341		13,354,028		12,354,025	84,710,622
Investor Class	15,063,197	111,996,067	6,155,788		43,502,002		21,013,793	141,843,540

		304,494,496			72,572,012			287,539,184

Reinvestment of distributions
Class A	859,120	6,383,122	237,007		1,680,802		927,717	6,636,744
Class B	22,922	170,127	9,018		64,035		49,694	339,101
Class C	168,392	1,251,327	36,422		258,491		114,708	788,949
Administrator Class	119,405	899,379	9	²	63	²	NA	NA
Institutional Class	814,266	6,108,680	198,266		1,417,962		611,498	4,241,277
Investor Class	2,438,276	18,192,349	661,403		4,705,383		2,570,640	17,725,631

		33,004,984			8,126,736			29,731,702

Payment for shares redeemed
Class A	(10,325,164)	(76,518,643)	(2,164,331)		(15,220,149)		(10,935,120)	(74,974,066)
Class B	(537,216)	(3,992,287)	(408,070)		(2,891,982)		(702,770)	(4,878,806)
Class C	(1,094,229)	(8,118,360)	(127,492)		(895,601)		(779,006)	(5,392,700)
Administrator Class	(4,485,754)	(33,637,272)	0	²	0	[2]	NA	NA
Institutional Class	(7,386,260)	(55,266,998)	(1,973,883)		(14,009,836)		(4,287,782)	(29,733,128)
Investor Class	(23,838,049)	(176,970,160)	(3,267,964)		(22,999,942)		(18,492,669)	(126,969,482)

		(354,503,720)			(56,017,510)			(241,948,182)

Net asset value of shares issued in acquisition
Class A	0	0	3,071,927		21,557,556		0	0
Class B	0	0	467,649		3,280,940		0	0
Class C	0	0	1,383,214		9,706,960		0	0

		0			34,545,456			0

Net increase (decrease) in net assets resulting from capital share transactions		(17,004,240)			59,226,694			75,322,704

Total increase (decrease) in net assets		(13,070,371)			80,273,673			122,065,776

Net assets
Beginning of period		679,697,298			599,423,625			477,357,849

End of period		$666,626,927			$679,697,298			$599,423,625

Undistributed (overdistributed) net investment income		$(158,027)			$64,872			$64,879

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Income Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class A	2011	2010[1]	2010	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$7.14	$6.90	$6.35	$7.25	$7.89	$7.63
Net investment income	0.50	0.13	0.53	0.50	0.53	0.55
Net realized and unrealized gains (losses) on investments	0.03	0.24	0.54	(0.90)	(0.64)	0.26

Total from investment operations	0.53	0.37	1.07	(0.40)	(0.11)	0.81
Distributions to shareholders from
Net investment income	(0.50)	(0.13)	(0.52)	(0.50)	(0.53)	(0.55)
Net asset value, end of period	$7.17	$7.14	$6.90	$6.35	$7.25	$7.89
Total return[3]	7.41%	5.44%	17.20%	(5.07)%	(1.40)%	10.96%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.00%	1.03%	1.05%	1.19%	1.16%
Net expenses	0.90%	0.90%	0.90%	0.89%	0.86%	0.86%
Net investment income	6.77%	7.52%	7.86%	8.13%	7.04%	7.07%
Supplemental data
Portfolio turnover rate	78%	11%	77%	52%	53%	82%
Net assets, end of period (000’s omitted)	$102,361	$124,730	$99,515	$105,678	$10,471	$115,254

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed to Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage High Income Fund	23

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class B	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$7.13	$6.90	$6.35	$6.99
Net investment income	0.45	0.12	0.48	0.39
Net realized and unrealized gains (losses) on investments	0.04	0.23	0.54	(0.64)

Total from investment operations	0.49	0.35	1.02	(0.25)
Distributions to shareholders from
Net investment income	(0.45)	(0.12)	(0.47)	(0.39)
Net asset value, end of period	$7.17	$7.13	$6.90	$6.35
Total return[3]	6.76%	5.10%	16.33%	(3.11)%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.75%	1.78%	1.79%
Net expenses	1.65%	1.65%	1.65%	1.65%
Net investment income	6.04%	6.66%	7.17%	7.35%
Supplemental data
Portfolio turnover rate	78%	11%	77%	52%
Net assets, end of period (000’s omitted)	$2,452	$5,451	$4,564	$7,908

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage High Income Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class C	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$7.14	$6.90	$6.35	$6.99
Net investment income	0.45	0.12	0.48	0.39
Net realized and unrealized gains (losses) on investments	0.03	0.24	0.54	(0.64)

Total from investment operations	0.48	0.36	1.02	(0.25)
Distributions to shareholders from
Net investment income	(0.45)	(0.12)	(0.47)	(0.39)
Net asset value, end of period	$7.17	$7.14	$6.90	$6.35
Total return[3]	6.62%	5.25%	16.33%	(3.12)%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.75%	1.78%	1.79%
Net expenses	1.65%	1.65%	1.65%	1.65%
Net investment income	6.01%	6.75%	7.04%	7.29%
Supplemental data
Portfolio turnover rate	78%	11%	77%	52%
Net assets, end of period (000’s omitted)	$30,645	$30,332	$18,573	$13,460

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage High Income Fund	25

(For a share outstanding throughout each period)

	Year Ended August 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$7.20	$7.23
Net investment income	0.51	0.04
Net realized and unrealized gains (losses) on investments	0.04	(0.02)

Total from investment operations	0.55	0.02
Distributions to shareholders from
Net investment income	(0.51)	(0.05)
Net asset value, end of period	$7.24	$7.20
Total return[2]	7.66%	0.22%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.99%
Net expenses	0.79%	0.84%
Net investment income	6.73%	7.78%
Supplemental data
Portfolio turnover rate	78%	11%
Net assets, end of period (000’s omitted)	$14,654	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage High Income Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Institutional Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$7.20	$6.96	$6.40	$7.31	$7.96	$7.70
Net investment income	0.54	0.14	0.57	0.53	0.56	0.59
Net realized and unrealized gains (losses) on investments	0.04	0.24	0.54	(0.91)	(0.65)	0.26

Total from investment operations	0.58	0.38	1.11	(0.38)	(0.09)	0.85
Distributions to shareholders from
Net investment income	(0.54)	(0.14)	(0.55)	(0.53)	(0.56)	(0.59)
Net asset value, end of period	$7.24	$7.20	$6.96	$6.40	$7.31	$7.96
Total return[2]	7.98%	5.52%	17.76%	(4.75)%	(1.06)%	11.39%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.67%	0.68%	0.70%	0.80%	0.75%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.48%	0.43%
Net investment income	7.15%	7.94%	8.18%	8.42%	8.15%	7.53%
Supplemental data
Portfolio turnover rate	78%	11%	77%	52%	53%	82%
Net assets, end of period (000’s omitted)	$238,490	$197,158	$189,936	$119,004	$90,200	$242

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage High Income Fund	27

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Investor Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$7.16	$6.93	$6.37	$7.28	$7.92	$7.66
Net investment income	0.50	0.13	0.53	0.50	0.53	0.55
Net realized and unrealized gains (losses) on investments	0.04	0.23	0.55	(0.91)	(0.64)	0.26

Total from investment operations	0.54	0.36	1.08	(0.41)	(0.11)	0.81
Distributions to shareholders from
Net investment income	(0.50)	(0.13)	(0.52)	(0.50)	(0.53)	(0.55)
Net asset value, end of period	$7.20	$7.16	$6.93	$6.37	$7.28	$7.92
Total return[2]	7.53%	5.27%	17.28%	(5.20)%	(1.35)%	10.95%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.04%	1.07%	1.10%	1.33%	1.33%
Net expenses	0.93%	0.94%	0.95%	0.92%	0.86%	0.86%
Net investment income	6.73%	7.49%	7.76%	7.95%	7.08%	7.07%
Supplemental data
Portfolio turnover rate	78%	11%	77%	52%	53%	82%
Net assets, end of period (000’s omitted)	$278,024	$322,015	$286,836	$231,308	$179,909	$230,287

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage High Income Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage High Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutuals funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account,

Notes to Financial Statements	Wells Fargo Advantage High Income Fund	29

including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(151,428)	$151,428

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

30	Wells Fargo Advantage High Income Fund	Notes to Financial Statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At August 31, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2015	2016	2017
$1,794,616	$2,102,320	$49,802

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage High Income Fund	31

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Warrants	$0	$0	$2,302	$2,302
Corporate bonds and notes	0	552,914,189	0	552,914,189
Municipal bonds and notes	0	6,881,768	0	6,881,768
Term loans	0	17,587,005	4,020,000	21,607,005
Yankee Corporate Bonds and Notes	0	39,872,643	0	39,872,643
Other	0	0	1,179,824	1,179,824
Short-term investments
Investment companies	33,812,626	3,620,808	0	37,433,434
	$33,812,626	$620,876,413	$5,202,126	$659,891,165

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds and notes	Term loans	Municipal bonds and notes	Warrants	Other	Total
Balance as of August 31, 2010	$10,294	$0	$3,370,000	$0	$1,573,134	$4,953,428
Accrued discounts (premiums)	0	(11,752)	18,814	0	0	7,062
Realized gains (losses)	(543,754)	0	1,554,707	0	0	1,010,953
Change in unrealized gains (losses)	533,460	(71,998)	(406,521)	2,302	219,972	277,215
Purchases	0	4,103,750	0	0	0	4,103,750
Sales	0	0	(4,537,000)	0	(613,282)	(5,150,282)
Transfers into Level 3	0	0	0	0	0	0
Transfers out of Level 3	0	0	0	0	0	0
Balance as of August 31, 2011	$0	$4,020,000	$0	$2,302	$1,179,824	$5,202,126
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$0	$(71,998)	$0	$2,302	$(73,634)	$(143,330)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

32	Wells Fargo Advantage High Income Fund	Notes to Financial Statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $25,299 from the sale of Class A shares and $2,790, $974 and $1,956 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2011 were $536,105,875 and $538,005,384, respectively.

6. ACQUISITION

After the close of business on July 9, 2010, the Fund acquired the net assets of Wells Fargo Advantage Strategic Income Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies.

The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Strategic Income Fund for 4,922,790 shares of the Fund valued at $34,545,456 at an exchange ratio of 1.30 for each class of shares. Shareholders holding Class A, Class B and Class C shares of Wells Fargo Advantage Strategic Income Fund received Class A, Class B and Class C shares, respectively, of the Fund in the reorganization. The investment portfolio of Wells Fargo Advantage Strategic Income Fund with a fair value of $33,888,673, identified cost of $33,555,740 and unrealized appreciation of $332,933 at July 9, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Strategic Income Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to Financial Statements	Wells Fargo Advantage High Income Fund	33

Assuming the acquisition had been completed June 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the three months ended August 31, 2010 would have been:

Net investment income	$12,516,341
Net realized and unrealized gains or losses on investments	$21,171,451
Net increase in net assets resulting from operations	$33,687,792

The aggregate net assets of the Fund immediately before and after the acquisition were $612,312,011 and $646,857,467, respectively.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011, the Fund paid $1,834 in commitment fees.

For the year ended August 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $49,188,959, $12,255,681 and $45,429,119 of ordinary income for the year ended August 31, 2011, the three months ended August 31, 2010 and the year ended May 31, 2010, respectively.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$1,151,440	$(7,501,237)	$(3,946,738)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a

34	Wells Fargo Advantage High Income Fund	Notes to Financial Statements

prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage High Income Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage High Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Income Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

36	Wells Fargo Advantage High Income Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 871 of the Internal Revenue Code, $43,807,371 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage High Income Fund	37

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

38	Wells Fargo Advantage High Income Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage High Income Fund	39

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

40	Wells Fargo Advantage High Income Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to High Income Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital

Other Information (Unaudited)	Wells Fargo Advantage High Income Fund	41

Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

42	Wells Fargo Advantage High Income Fund	Other Information (Unaudited)

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and

Other Information (Unaudited)	Wells Fargo Advantage High Income Fund	43

Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

44	Wells Fargo Advantage High Income Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205324 10-11 A217/AR217 08-11

Wells Fargo Advantage Short-Term Bond Fund

Annual Report

August 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short-Term Bond Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term Bond Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of 2008. The Caa-rated3 credit

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

3.	The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

Letter to Shareholders	Wells Fargo Advantage Short-Term Bond Fund	3

tier (Caa-rated subsector of the Barclays Capital U.S. Corporate High Yield Bond Index) returned 8.7% during the period, while the Baa-rated credit tier of the Barclays Capital U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S. Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first

4	Wells Fargo Advantage Short-Term Bond Fund	Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value.

time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again surged higher during the spring and summer on heightened political turmoil in the Middle East. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Short-Term Bond Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Jay N. Mueller, CFA

D. James Newton II, CFA, CPA

Christopher Y. Kauffman, CFA

FUND INCEPTION

August 31, 1987

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011
Class A (Excluding Sales Charges)	2.33%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index[1]	1.74%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. The Adviser has committed through December 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.80% for Class A shares. The Fund’s gross and net expense ratios are 0.91% and 0.81%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is a subset of the Barclays Capital U.S. Government/Credit Bond Index that only includes those securities with maturities between one and three years. The Barclays Capital U.S. Government/Credit Bond Index includes treasuries (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Short-Term Bond Fund Class A shares for the most recent ten years with the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in the Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6	Wells Fargo Advantage Short-Term Bond Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 2.33% for the 12-month period that ended August 31, 2011. During the same period, the Fund’s benchmark, the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index, returned 1.74%.

■	The Fund benefited from positive relative performance in the asset-backed and mortgage-backed securities sectors.

■	The Fund’s corporate bond holdings added incremental yield as spreads remained relatively stable during the period.

The recovery lost momentum, and rising energy costs led to higher inflation.

The economic recovery that began in the summer of 2009—never particularly vigorous by historical standards—lost momentum over the past 12 months. After averaging real gross domestic product growth of around 2.4% in the second half of 2010, the U.S. economy grew at only a 0.7% annualized pace in the first half of 2011. Some of the slowdown could be attributed to external shocks. For example, production was constrained by supply-chain disruptions related to the March earthquake and tsunami in Japan, while domestic consumption was challenged by surging gasoline costs. Also weighing on consumer enthusiasm were sluggish income growth and a persistently high unemployment rate. Labor market data for August showed no net gain in payroll employment and a downtick in the average length of the workweek.

The jump in energy costs pushed headline inflation steadily higher over the past 12 months. As of the end of August, the Consumer Price Index (CPI) had risen 3.8% on a year-over-year basis. The CPI excluding food and energy costs was better behaved, but upward pressure was also evident in “core” inflation, which climbed to 1.8% (year over year) after bottoming in October 2010 at 0.6%.

Monetary policy remained expansive.

From the perspective of the Federal Reserve (Fed), the moderate uptrend in inflation has not been entirely unwelcome. Indeed, part of the rationale for the Fed’s second round of large-scale asset purchases (popularly known as “QE2”) was to avoid a level of inflation deemed dangerously low. While the U.S. central bank has not made public an explicit inflation target, some Federal Open Market Committee (FOMC) members have suggested that something near 2% at the core level would be desirable over the long run. A few have expressed a willingness to tolerate an even higher inflation rate as long as unemployment remains unacceptably high. In line with this sentiment, the FOMC revealed in August that it planned to keep its short-term interest-rate targets at essentially zero for the next two years. While this declaration is certainly subject to revision in response to changing circumstances, the public announcement of an explicit lengthy time frame underscored the Fed’s commitment to accommodative monetary policy.

Performance Highlights (Unaudited)	Wells Fargo Advantage Short-Term Bond Fund	7

TEN LARGEST LONG-TERM HOLDINGS[3] (AS OF AUGUST 31, 2011)
FHLMC, 3.65%, 10/18/2013	1.64%
FHLB, 0.75%, 11/21/2011	1.54%
US Treasury Note, 1.00%, 07/15/2013	1.32%
Chase Issuance Trust Series 2009-A2 Class A2, 1.76%, 04/15/2014	0.93%
Citibank Credit Card Issuance Trust Series 2009-A1 Class A1, 1.96%, 03/17/2014	0.85%
Nissan Auto Receivables Owner Trust Series 2011-A Class A2, 0.65%, 12/16/2013	0.85%
JPMorgan Chase & Company Series 3, 0.50%, 12/26/2012	0.82%
Bank of America Corporation, 3.13%, 06/15/2012	0.78%
FNMA #464811, 3.25%, 04/01/2015	0.75%
Nordea Eiendomskreditt, 1.88%, 04/07/2014	0.71%

A weak economy brought deficits and downgrades.

While monetary policy remained extraordinarily easy over the past 12 months, U.S. fiscal policy began a gradual transition toward modest restraint. Federal spending initiatives from the 2009 stimulus act have largely played out, and the incremental boost from the temporary tax cut extension negotiated at the end of 2010 was likewise already reflected in recent activity. While the weak economy prompted some calls for further stimulus efforts, the federal government’s large and persistent deficits have limited freedom of action.

Federal debt outstanding reached its statutory limit in May, forcing the Treasury to finance its operating deficit with various short-term accounting devices. After contentious debate, the debt ceiling was raised in August to allow for new borrowing. Included in the legislation was a commitment to significant deficit reduction over time to be achieved through the operation of a special bicameral committee charged with finding cost savings. The promise to embrace fiscal rectitude in the future was insufficient to allay the concerns of at least one credit rating agency, Standard & Poor’s, which downgraded the sovereign debt rating of the United States to AA+ from AAA.

Across the Atlantic, sovereign creditworthiness remained at issue in the eurozone. The government of Greece survived a confidence vote and was able to pass another austerity plan, clearing the way for more international support. Still, Greece—along with Portugal, Ireland, and some other euro-member countries—faced daunting challenges in closing structural budget deficits. Several of these nations also experienced multiple credit downgrades over the past 12 months.

3.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8	Wells Fargo Advantage Short-Term Bond Fund	Performance Highlights (Unaudited)

CREDIT QUALITY[4] (AS OF AUGUST 31, 2011)

The bond rally continued.

Interest rates generally rose from the beginning of the period through January of this year based on the belief that economic activity was gaining momentum. As hopes for stronger growth were dashed over the past six months, rates fell sharply, particularly in August 2011. Apparently unconcerned with sovereign credit ratings, investors pushed Treasury bond prices higher and yields to historic lows. The benchmark 10-year Treasury offered a yield to maturity of only 2.22% as of August 31, 2011. While Treasuries surged in August, corporate bonds lagged, resulting in wider yield spreads.

The Fund retained a large commitment to the corporate bond sector throughout the past 12 months. For the period as a whole, the corporate sector generated positive incremental returns, though some of the outperformance was reversed in August. Our holdings in securitized assets—mortgage-backed securities and asset-backed securities—also added to performance, both by generating extra income and by benefiting from a modest narrowing in yield spreads. The strategic posture of the Fund changed little during the period, though we modestly reduced cash holdings as more attractive opportunities became available.

The Fund is positioned for a persistently weak recovery

Despite recent disappointments in output in employment, we do not look for an outright recession in the near future. Very slow and uneven growth remains our base-case scenario. The U.S. economy still faces difficult headwinds: a depressed housing market, corrosive long-term unemployment, high levels of consumer debt, and a lack of confidence. However, there are some areas of strength as well: robust corporate profits, continued business investment, a welcome decline in energy costs, and some improvement in export competitiveness. These positives should be sufficient to ward off a double-dip recession. Still, the economy remains highly vulnerable to external shocks and policy errors.

During the final months of the period, short-term credit and structured products underperformed U.S. Treasuries and agencies after ten consecutive quarters of outperforming them. In the short-term market, with maturity ranges from approximately three to five years, spreads widened during the third quarter of 2011, resulting in price declines that outweighed the advantage of their higher yields. However, in the upcoming quarters that yield advantage may again reward the spread sectors. Any price stability in the short-term markets could once again reward investors of short-term spread product as the higher yields and stable prices generate more income than their short-term Treasury and agency counterparts. Since short-term interest rates are unlikely to rise anytime soon (per the Fed’s recent declarations), conditions may once again become favorable for the spread sectors and medium-quality credit tiers (A-rated and BBB-rated credits). Going forward, we intend to continue structuring the Fund with compelling yields from the A-rated and BBB-rated credit tiers. In our opinion, the Fund is positioned to return relatively higher levels of income than the Treasury markets while not taking on inordinate amounts of risk. We believe that the Fund is positioned well to continue providing attractive levels of income from the short-term fixed-income markets.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Short-Term Bond Fund	9

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF AUGUST 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SSTVX)	08/31/1999	(1.73)	(0.74)	3.60	2.70	1.31	2.33	4.23	3.01	0.91%	0.81%
Class C (WFSHX)	03/31/2008	(0.07)	0.45	3.42	2.32	0.93	1.45	3.42	2.32	1.66%	1.56%
Institutional Class (SSHIX)	08/31/1999					1.59	2.66	4.58	3.46	0.58%	0.49%
Investor Class (SSTBX)	08/31/1987					1.41	2.30	4.18	3.05	0.94%	0.84%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index						1.35	1.74	4.30	3.86

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to include the higher expenses applicable to Class C shares.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through December 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.80% for Class A, 1.55% for Class C, 0.48% for Institutional Class and 0.83% for Investor Class. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Short-Term Bond Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 03-01-2011	Ending Account Value 08-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,013.11	$4.06	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class C
Actual	$1,000.00	$1,009.29	$7.85	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Institutional Class
Actual	$1,000.00	$1,015.88	$2.44	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
Investor Class
Actual	$1,000.00	$1,014.10	$4.21	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 8.12%
FHLB	0.75%	11/21/2011	$10,000,000	$10,013,540
FHLMC	1.13	07/27/2012	3,000,000	3,022,362
FHLMC	3.63	10/18/2013	10,000,000	10,680,400
FHLMC #170151	10.50	01/01/2016	4,495	5,139
FHLMC #1B0123±	3.03	09/01/2031	8,172	8,253
FHLMC #360016	10.50	11/01/2017	1,551	1,790
FHLMC #360056	10.50	02/01/2019	2,066	2,445
FHLMC #360059	10.50	04/01/2019	1,092	1,273
FHLMC #360061	10.50	05/01/2019	871	1,033
FHLMC #360063	10.50	06/01/2019	10,324	12,152
FHLMC #360065	10.50	07/01/2019	1,578	1,875
FHLMC #555316	9.00	06/01/2019	298,509	334,952
FHLMC #555408	10.50	08/01/2018	147,804	170,407
FHLMC #555500	8.50	09/01/2017	243,889	269,301
FHLMC #555514	9.00	10/01/2019	418,593	493,395
FHLMC #786823±	2.70	07/01/2029	9,392	9,913
FHLMC #789272±	2.50	04/01/2032	87,075	91,746
FHLMC #865496±	4.47	05/01/2026	242,387	255,745
FHLMC #A01734	9.00	08/01/2018	232,299	264,553
FHLMC #G01126	9.50	12/01/2022	395,279	455,471
FHLMC #G10747	7.50	10/01/2012	5,553	5,726
FHLMC #G11150	7.50	12/01/2011	25	25
FHLMC #G11345	7.50	12/01/2011	58	58
FHLMC #G11391	7.50	06/01/2012	2,079	2,138
FHLMC #G90023	7.00	11/17/2013	19,039	19,339
FHLMC Series 2958 Class QD	4.50	04/15/2020	3,703,000	4,057,670
FHLMC Structured Pass-Through Securities Series T-42 Class A6	9.50	02/25/2042	708,776	862,049
FHLMC Structured Pass-Through Securities Series T-57 Class 2A1±	3.72	07/25/2043	35,620	36,361
FHLMC Structured Pass-Through Securities Series T-59 Class 2A1±	3.41	10/25/2043	1,326,423	1,364,759
FHLMC USGI FHA Project Loan(i)	7.44	03/15/2013	106,963	106,963
FNMA #100001	9.00	02/15/2020	2,655	3,142
FNMA #100042	11.00	10/15/2020	236,442	270,364
FNMA #100255	8.33	07/15/2020	75,542	88,384
FNMA #190075	8.50	02/01/2023	240,062	257,198
FNMA #302507	9.00	11/01/2024	210,244	250,424
FNMA #313617	8.00	09/01/2023	24,255	26,877
FNMA #323582	8.00	04/01/2017	372,448	408,346
FNMA #426828	8.00	09/01/2019	229,829	261,733
FNMA #426832	8.50	07/01/2018	136,071	153,982
FNMA #464811	3.25	04/01/2015	4,596,730	4,890,576
FNMA #545131	8.00	03/01/2013	15,998	16,495
FNMA #545157	8.50	11/01/2012	3,007	3,118
FNMA #545460±	2.43	11/01/2031	134,046	139,121
FNMA #598559	6.50	08/01/2031	867,688	996,899
FNMA #70801	12.00	03/01/2017	34,708	40,201
FNMA #712107	6.00	03/01/2033	1,472,944	1,650,737
FNMA Grantor Trust Series 2002-T1 Class A4	9.50	11/25/2031	128,200	156,397
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	05/25/2042	1,090,595	1,392,980
FNMA Series 1989-29 Class Z	10.00	06/25/2019	227,205	260,332
FNMA Series 1989-63 Class Z	9.40	10/25/2019	136,895	153,573
FNMA Series 2004-90 Class XY	4.00	09/25/2034	3,122,775	3,292,551

12	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA Series G95-2(c)	10.00%	05/25/2020	$342,596	$78,515
FNMA Whole Loan Series 2003-W11 Class A1±	3.05	06/25/2033	46,257	46,243
FNMA Whole Loan Series 2003-W6 Class 6A±	3.87	08/25/2042	1,884,826	2,036,676
FNMA Whole Loan Series 2003-W6 Class PT4±	9.75	10/25/2042	168,768	196,637
GNMA #780029	9.00	11/15/2024	61,076	71,717
GNMA #780110	12.50	04/15/2019	528,300	547,727
GNMA #780267	9.00	11/15/2017	139,647	158,556
GNMA #780288	8.00	12/15/2023	80,516	96,559
GNMA #781311	7.50	02/15/2013	6,953	7,008
GNMA #781540	7.00	05/15/2013	6,645	6,679
GNMA #927	10.00	02/20/2018	13,603	15,455
GNMA Series 2005-90 Class A	3.76	09/16/2028	2,305,169	2,365,544
SBA #0191(c)(a)(i)	3.68	10/06/2015	105,781	5,680

Total Agency Securities (Cost $51,437,307)				52,897,259

Asset-Backed Securities: 7.84%
BMW Vehicle Owner Trust Series 2010-A Class A2	0.68	09/25/2012	167,983	168,007
Chase Issuance Trust Series 2006-A5 ClassA±	0.23	11/15/2013	3,100,000	3,099,814
Chase Issuance Trust Series 2007-A18 ClassA±	0.47	01/15/2015	1,600,000	1,603,559
Chase Issuance Trust Series 2009-A2 Class A2±	1.76	04/15/2014	6,000,000	6,056,774
Citibank Credit Card Issuance Trust Series 2009-A1 Class A1±	1.96	03/17/2014	5,500,000	5,549,577
CNH Equipment Trust Series 2011-A Class A2	0.62	06/16/2014	2,000,000	1,998,565
ContiMortgage Net Interest Margin Notes Series 1997-A Class A(i)(a)(s)	7.23	10/16/2028	4,084,081	1,276
Eastman Hill Funding Limited Series 1A Class A2 144A(i)(c)(a)	0.83	09/29/2031	6,116,311	12,233
Ford Credit Auto Owner Trust Series 2007-A Class A4A	5.47	06/15/2012	126,955	127,391
GE Equipment Midticket LLC Series 2010-1 Class A2 144A	0.61	01/14/2013	1,440,647	1,440,665
Home Equity Asset Trust Series 2003-6 Class M1±	1.27	02/25/2034	2,212,001	1,710,266
Honda Auto Receivables Owner Trust Series 2010-3 Class A2±	0.53	01/21/2013	1,918,518	1,918,659
Hyundai Auto Lease Securitization Trust Series 2011 Class A2 144A	0.69	11/15/2013	1,600,000	1,599,310
Hyundai Auto Receivables Trust Series 2010 A Class A2	0.86	11/15/2012	498,338	498,510
John Deere Owner Trust Series 2011-A Class A2	0.64	06/16/2014	3,000,000	2,999,817
Mercedes-Benz Auto Lease Trust Series 2011-1A Class A2 144A	0.79	04/15/2013	3,000,000	3,002,537
Mercedes-Benz Auto Receivables Trust Series 2010-1 Class A2	0.70	08/15/2012	74,507	74,513
Newcastle Investment Trust Series 2011-MH1 Class A 144A	2.45	12/10/2033	1,804,934	1,825,160
Nissan Auto Lease Trust Series 2010-B Class A2	0.90	05/15/2013	2,315,000	2,317,490
Nissan Auto Receivables Owner Trust Series 2010-A Class A2	0.55	03/15/2013	1,090,426	1,090,466
Nissan Auto Receivables Owner Trust Series 2011-A Class A2	0.65	12/16/2013	5,500,000	5,517,434
Residential Asset Securities Corporation Series 2001-KS1 Class AII±	0.69	03/25/2032	48,807	46,129
Structured Asset Investment Loan Trust Series 2003-BC10 Class M1±	1.34	10/25/2033	1,310,942	982,120
Structured Asset Investment Loan Trust Series 2003-BC3 Class M1±	1.64	04/25/2033	1,479,408	1,167,268
Toyota Auto Receivables Owner Trust Series 2010-B Class A2	0.74	08/15/2012	1,133,087	1,133,392
Toyota Auto Receivables Owner Trust Series 2010-C Class A2	0.51	12/17/2012	3,245,053	3,244,761
Volkswagen Auto Lease Trust Series 2010-A Class A2	0.77	01/22/2013	1,914,589	1,914,941

Total Asset-Backed Securities (Cost $56,607,775)				51,100,634

Corporate Bonds and Notes: 44.76%

Consumer Discretionary: 9.47%

Auto Components: 0.48%
AutoZone Incorporated	5.88	10/15/2012	3,000,000	3,152,889

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Automobiles: 0.48%
Hyundai Motor Company 144A	4.50%	04/15/2015	$3,000,000	$3,134,472

Diversified Consumer Services: 0.32%
Life Technologies Corporation	3.38	03/01/2013	2,000,000	2,055,784

Hotels, Restaurants & Leisure: 1.07%
Darden Restaurants Incorporated	5.63	10/15/2012	2,000,000	2,090,994
Starwood Hotels & Resorts Worldwide Incorporated	7.88	10/15/2014	2,500,000	2,750,000
Yum! Brands Incorporated	7.70	07/01/2012	2,000,000	2,105,134

				6,946,128

Leisure Equipment & Products: 0.46%
Hasbro Incorporated	6.13	05/15/2014	2,725,000	3,016,221

Media: 4.20%
CBS Corporation	8.20	05/15/2014	3,000,000	3,491,448
Comcast Corporation	10.63	07/15/2012	2,500,000	2,698,190
Historic TW Incorporated	9.13	01/15/2013	2,000,000	2,207,012
Interpublic Group of Companies Incorporated	6.25	11/15/2014	2,860,000	3,088,800
News America Incorporated	5.30	12/15/2014	3,120,000	3,449,528
Sirius XM Radio Incorporated 144A	9.75	09/01/2015	3,000,000	3,277,500
TCM LLC 144A	3.55	01/15/2015	2,000,000	2,129,290
Time Warner Cable Incorporated	8.25	02/14/2014	3,000,000	3,459,324
Viacom Incorporated	4.38	09/15/2014	3,300,000	3,556,763

				27,357,855

Multiline Retail: 0.80%
JCPenney Company Incorporated	9.00	08/01/2012	3,000,000	3,202,500
Macy’s Incorporated	5.35	03/15/2012	2,000,000	2,036,966

				5,239,466

Specialty Retail: 1.66%
Best Buy Company Incorporated	6.75	07/15/2013	3,035,000	3,280,814
Home Depot Incorporated	5.25	12/16/2013	3,000,000	3,266,253
Staples Incorporated	9.75	01/15/2014	3,665,000	4,295,123

				10,842,190

Consumer Staples: 2.73%

Beverages: 0.65%
Dr Pepper Snapple Group Incorporated	1.70	12/21/2011	1,000,000	1,002,776
Miller Brewing Corporation 144A	5.50	08/15/2013	3,000,000	3,238,632

				4,241,408

Food & Staples Retailing: 0.77%
CVS Caremark Corporation 144A	7.77	01/10/2012	1,596,322	1,636,231
Safeway Incorporated	6.25	03/15/2014	3,000,000	3,361,788

				4,998,019

Food Products: 0.50%
Cadbury Schweppes Company 144A	5.13	10/01/2013	3,000,000	3,233,415

14	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Food Products (continued)
Kraft Foods Incorporated	6.25%	06/01/2012	$22,000	$22,904

				3,256,319

Household Products: 0.46%
Procter & Gamble Company	0.70	08/15/2014	3,000,000	3,006,633

Tobacco: 0.35%
Altria Group Incorporated	7.75	02/06/2014	2,000,000	2,290,242

Energy: 3.26%

Energy Equipment & Services: 1.49%
Indiana Michigan Power Company	6.38	11/01/2012	2,000,000	2,120,418
Kinder Morgan Energy Partners LP	7.13	03/15/2012	3,300,000	3,402,135
Nevada Power Company	6.50	04/15/2012	2,000,000	2,070,864
Weatherford International Limited	5.15	03/15/2013	2,000,000	2,106,294

				9,699,711

Oil, Gas & Consumable Fuels: 1.77%
El Paso Pipeline Corporation	4.10	11/15/2015	3,000,000	3,157,266
Energy Transfer Partners LP	5.65	08/01/2012	2,000,000	2,077,748
Valero Energy Corporation	6.88	04/15/2012	3,000,000	3,104,781
Williams Partners LP	3.80	02/15/2015	3,000,000	3,182,202

				11,521,997

Financials: 15.62%

Capital Markets: 0.76%
Jefferies Group Incorporated	5.88	06/08/2014	2,590,000	2,812,302
Raymond James Financial	4.25	04/15/2016	2,000,000	2,103,626

				4,915,928

Commercial Banks: 2.29%
Credit Suisse	2.20	01/14/2014	3,000,000	3,010,056
Hudson United Bank	7.00	05/15/2012	1,195,000	1,242,875
Inter-American Development Bank±	0.75	05/20/2014	4,000,000	4,045,224
Key Bank NA	5.50	09/17/2012	2,000,000	2,074,434
M&I Marshall & IIsley Bank	5.25	09/04/2012	3,240,000	3,332,596
PNC Funding Corporation±	0.45	04/01/2012	1,200,000	1,202,246

				14,907,431

Consumer Finance: 1.17%
American Honda Finance Corporation 144A	2.38	03/18/2013	2,600,000	2,650,141
Capital One Financial Corporation	6.25	11/15/2013	2,000,000	2,168,140
Cellco Partnership / Verizon Wireless Capital LLC	7.38	11/15/2013	1,000,000	1,129,584
Harley Davidson Funding 144A	5.75	12/15/2014	1,500,000	1,656,101

				7,603,966

Diversified Financial Services: 6.01%
American Express Centurion	5.55	10/17/2012	2,000,000	2,094,738
Bank of America Corporation	3.13	06/15/2012	5,000,000	5,110,035

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Diversified Financial Services (continued)
Bank of New York Mellon Corporation±	0.41%	06/29/2012	$1,600,000	$1,603,304
ERAC USA Finance Company 144A	2.25	01/10/2014	3,000,000	3,048,624
Fifth Third Bancorp Cincinnati Ohio±	0.40	05/17/2013	2,000,000	1,956,608
General Electric Capital Corporation	4.80	05/01/2013	3,000,000	3,163,845
Huntington Capital Trust I±	0.95	02/01/2027	2,000,000	1,589,406
JPMorgan Chase & Company Series 3±	0.50	12/26/2012	5,300,000	5,320,622
Morgan Stanley	3.25	12/01/2011	4,000,000	4,029,924
Morgan Stanley	4.75	04/01/2014	3,000,000	3,041,604
Santander Holdings USA	4.63	04/19/2016	2,000,000	1,988,332
SLM Corporation	5.13	08/27/2012	3,000,000	3,014,346
Woodside Finance Limited 144A	4.50	11/10/2014	3,000,000	3,228,384

				39,189,772

Insurance: 2.52%
American International Group Incorporated	4.25	05/15/2013	3,000,000	3,036,369
Genworth Life Institutional Funding Trust 144A	5.88	05/03/2013	2,035,000	2,083,246
Mass Mutual Global Funding II 144A	3.63	07/16/2012	1,000,000	1,023,198
Metropolitan Life Global Funding I 144A	2.00	01/10/2014	1,000,000	1,010,518
Metropolitan Life Global Funding I 144A	5.13	04/10/2013	2,000,000	2,112,566
Montpelier Holdings Limited	6.13	08/15/2013	2,900,000	2,984,776
New York Life Global Funding 144A	5.25	10/16/2012	2,000,000	2,096,984
Pricoa Global Funding 144A	5.40	10/18/2012	2,000,000	2,095,090

				16,442,747

REIT: 2.87%
Dexus Property Group 144A	7.13	10/15/2014	3,000,000	3,362,253
Digital Realty Trust LP	4.50	07/15/2015	3,000,000	3,106,623
Federal Realty Investment Trust	5.95	08/15/2014	1,000,000	1,088,808
Healthcare Realty Trust Incorporated	5.13	04/01/2014	2,000,000	2,107,650
Nationwide Health Properties Incorporated	8.25	07/01/2012	1,720,000	1,782,632
Ventas Realty LP	9.00	05/01/2012	3,000,000	3,138,546
WEA Finance LLC 144A	7.50	06/02/2014	3,630,000	4,120,406

				18,706,918

Health Care: 2.40%

Health Care Equipment & Supplies: 0.34%
Boston Scientific Corporation	6.25	11/15/2015	2,000,000	2,236,064

Health Care Providers & Services: 2.06%
AmerisourceBergen Corporation	5.88	09/15/2015	3,450,000	3,955,011
Anthem Incorporated	6.80	08/01/2012	2,925,000	3,078,302
Coventry Health Care Incorporated	5.88	01/15/2012	2,000,000	2,027,062
McKesson Corporation	6.50	02/15/2014	2,000,000	2,261,908
UnitedHealth Group Incorporated	4.88	02/15/2013	2,000,000	2,107,300

				13,429,583

Industrials: 3.47%

Aerospace & Defense: 0.50%
BAE Systems Holdings Incorporated 144A	4.95	06/01/2014	3,000,000	3,241,110

16	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Building Products: 0.53%
Masco Corporation	5.88%	07/15/2012	$3,400,000	$3,468,683

Commercial Services & Supplies: 1.05%
Brambles USA Incorporation 144A	3.95	04/01/2015	2,000,000	2,098,476
Equifax Incorporated	4.45	12/01/2014	2,000,000	2,144,686
R.R. Donnelley & Sons Company	4.95	04/01/2014	2,685,000	2,604,450

				6,847,612

Electrical Equipment: 0.65%
Agilent Technologies Incorporated	4.45	09/14/2012	2,000,000	2,064,556
Roper Industries Incorporated	6.63	08/15/2013	2,000,000	2,204,216

				4,268,772

Machinery: 0.41%
SPX Corporation	7.63	12/15/2014	2,450,000	2,639,875

Road & Rail: 0.33%
CSX Corporation	6.30	03/15/2012	2,100,000	2,160,020

Information Technology: 1.00%

Computers & Peripherals: 0.15%
Seagate Technology HDD Holdings	6.38	10/01/2011	1,000,000	1,000,000

Office Electronics: 0.33%
Xerox Corporation	8.25	05/15/2014	1,855,000	2,145,387

Software: 0.52%
CA Incorporated	6.13	12/01/2014	3,000,000	3,393,468

Materials: 1.03%

Chemicals: 0.16%
Mosaic Company 144A	7.63	12/01/2016	1,000,000	1,048,750

Metals & Mining: 0.33%
Teck Cominco Incorporated	7.00	09/15/2012	2,000,000	2,119,996

Paper & Forest Products: 0.54%
International Paper Company	6.75	09/01/2011	3,530,000	3,530,000

Telecommunication Services: 1.97%

Diversified Telecommunication Services: 1.18%
Crown Castle Towers LLC 144A	3.21	08/15/2035	2,000,000	2,048,536
Qwest Corporation±	3.50	06/15/2013	2,500,000	2,481,250
Verizon New England Incorporated	4.75	10/01/2013	3,000,000	3,185,052

				7,714,838

Wireless Telecommunication Services: 0.79%
Alltel Corporation	7.00	07/01/2012	945,000	991,916
Motorola Incorporated	8.00	11/01/2011	2,000,000	2,021,358
SBA Tower Trust 144A	4.25	04/15/2040	2,000,000	2,123,934

				5,137,208

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term Bond Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Utilities: 3.81%

Electric Utilities: 3.66%
Allegheny Energy Supply Company LLC 144A	8.25%	04/15/2012	$2,000,000	$2,087,650
Ameren Corporation	8.88	05/15/2014	3,738,000	4,262,546
Commonwealth Edison Company Series 105	5.40	12/15/2011	700,000	709,019
Duke Energy Ohio Incorporated	5.70	09/15/2012	3,000,000	3,144,906
FPL Group Capital Incorporation	2.60	09/01/2015	3,000,000	3,060,993
Great Plains Energy Incorporated	2.75	08/15/2013	1,000,000	1,022,801
Niagara Mohawk Power Corporation 144A	3.55	10/01/2014	3,667,000	3,877,933
PECO Energy Company	5.00	10/01/2014	2,000,000	2,223,600
Virginia Electric & Power Company	5.25	12/15/2015	3,000,000	3,435,135

				23,824,583

Multi-Utilities: 0.15%
CMS Energy Corporation	2.75	05/15/2014	1,000,000	991,716

Total Corporate Bonds and Notes (Cost $287,583,850)				291,723,761

Municipal Bonds and Notes: 8.13%

Alabama: 0.25%
Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)	5.00	11/01/2013	1,570,000	1,659,898

California: 2.52%
California PCFA Solid Waste Disposal (Resource Recovery Revenue)±	1.45	08/01/2023	1,000,000	999,960
California PCFA Waste Services Incorporated Series A (Resource Recovery Revenue)±	2.63	06/01/2018	3,000,000	3,061,260
County of Oakland-Alameda CA (Miscellaneous Revenue)§	6.80	09/06/2011	2,900,000	2,900,000
Munimae Trust Series 2001-2 Class A CTFS (Housing Revenue, FHLMC Insured)±	4.00	10/26/2016	3,875,000	3,907,666
Northern California Power Agency Series B (Utilities Revenue)	2.75	07/01/2012	2,000,000	2,007,680
San Francisco CA International Airport Series E (Airport Revenue)	1.87	05/01/2012	1,500,000	1,511,985
University of California Build America Bonds (Education Revenue)±	1.99	05/15/2050	2,000,000	2,037,040

				16,425,591

Florida: 0.51%
Educational Funding of the South Incorporated (Education Revenue, Guaranteed Student Loans Insured)±	0.56	09/02/2013	125,000	122,291
Miami Dade County FL School Board COP (Lease Revenue, NATL-RE FGIC Insured)	5.00	05/01/2013	1,870,000	2,012,644
Miami-Dade County FL IDA Waste Management Incorporated Florida Project (Resource Recovery Revenue)±	2.63	08/01/2023	1,200,000	1,201,320

				3,336,255

Georgia: 0.50%
Georgia Municipal Gas Authority Taxable Gas Portfolio III Series F (Energy Revenue, GO of Authority Insured)	4.77	08/01/2015	3,000,000	3,276,810

Indiana: 0.23%
Indiana EDFA AMT Republic Services Incorporated Project (Resource Recovery Revenue)±§	1.85	05/01/2034	1,500,000	1,500,000

18	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Kentucky: 0.85%
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, XLCA Insured)	5.00%	03/01/2012	$1,830,000	$1,861,952
Kentucky EDFA Solid Waste Disposal (Resource Recovery Revenue)±§	1.25	04/01/2031	3,670,000	3,670,000

				5,531,952

Louisiana: 0.47%
Louisiana Gas and Fuels Tax (Tax Revenue)±	2.69	05/01/2043	3,000,000	3,060,510

New York : 0.19%
Babylon NY IDAG Taxable Covanta Babylon Series B (IDR)	4.67	01/01/2012	515,000	519,578
Onondaga County NY Property Tax Receivables (Lease Revenue)	3.50	04/01/2013	695,000	695,619

				1,215,197

Ohio: 0.45%
Columbus Franklin County OH Finance Authority Research and Development (IDR)	3.45	02/15/2015	2,885,000	2,961,654

Oregon: 0.48%
Oregon School Boards Association Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)(z)	1.06	06/30/2013	3,200,000	3,137,728

South Carolina: 0.46%
York County SC Pollution Control (Water & Sewer Revenue)±	1.00	09/15/2024	3,000,000	3,003,600

Texas: 0.04%
Reeves County TX Lease Rentals Law Enforcement (Lease Revenue, ACA Insured)	5.75	03/01/2012	255,000	255,097

West Virginia: 0.47%
West Virginia Solid Waste Disposal Facilities Amos Project Series A (Utilities Revenue)±§	2.00	01/01/2041	3,000,000	3,032,520

Wisconsin: 0.71%
Marshfield WI Taxable BAN Series B (Utilities Revenue)	2.00	12/01/2011	2,500,000	2,509,550
Menomonee Falls WI (Tax Revenue)	4.25	11/01/2014	2,000,000	2,101,240

				4,610,790

Total Municipal Bonds and Notes (Cost $52,264,449)				53,007,602

Non-Agency Mortgage Backed Securities: 7.25%
Aames Mortgage Trust Series 2003-1 Class M1±	1.24	10/25/2033	4,392,112	3,502,841
Bank of America Mortgage Securities Series 2002-K Class 3A1±	2.71	10/20/2032	85,272	80,469
Bear Stearns Commercial Mortgage Securities Series 2004-PWR3 Class A3	4.49	02/11/2041	4,111,275	4,199,511
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA±	0.55	12/25/2034	165,806	130,737
ContiMortgage Home Equity Trust Series 1996-2 Class(c)(i)	0.19	07/15/2027	1,693,275	17
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1±	2.02	06/19/2031	493,060	437,562
Countrywide Home Loans Mortgage Pass-Through Trust Series 2004-20 Class 3A1±	2.26	09/25/2034	124,473	75,006
Credit Suisse First Boston Mortgage Securities Corporation Series 2002-CKP1 Class A3	6.44	12/15/2035	2,644,370	2,677,226
Credit Suisse First Boston Mortgage Securities Corporation Series 2006-C1 Class AAB±	5.60	02/15/2039	1,582,283	1,655,402

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term Bond Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Drexel Burnham Lambert CMO Trust Series T Class 4	8.45%	09/20/2019	$300,179	$301,155
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3±	0.96	09/25/2033	874,788	765,024
Golden National Mortgage Asset Backed Certificates Series 1998-GN1 Class M2(i)	8.02	02/25/2027	61,118	61,108
GS Mortgage Securites Corporation II Series 2003-C1 Class A3	4.61	01/10/2040	2,969,000	3,053,566
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A	8.00	09/19/2027	553,621	573,309
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF 144A±	0.62	06/25/2034	1,786,923	1,450,820
GSMPS Mortgage Loan Trust Series 2004-4 Class 2A1 144A±	3.88	06/25/2034	1,367,738	1,236,714
GSMPS Mortgage Loan Trust Series 2006-RP1 Class 1AF1 144A±	0.57	01/25/2036	1,310,086	959,823
GSMPS Mortgage Loan Trust Series 2006-RP2 Class 1AF1 144A±	0.62	04/25/2036	1,650,139	1,329,199
GSR Mortgage Loan Trust Series 2004-1 Class 2A2±	1.94	04/25/2032	263,734	220,078
Jeffries and Company Series 2010-R7 Class 7A6 144A	3.25	10/26/2036	1,931,791	1,922,151
JPMorgan Chase Commercial Mortgage Series 2003-C1 Class A2	4.99	01/12/2037	3,285,000	3,403,270
Master Mortgages Trust Series 2002-3 Class 4A1±	2.63	10/25/2032	20,025	18,785
Morgan Stanley Capital I Series 1999-WF1 Class X 144A(c)	1.25	11/15/2031	5,791,167	189,145
Morgan Stanley Capital I Series 2004-IQ8 Class A4	4.90	06/15/2040	1,805,000	1,824,985
Morgan Stanley Dean Witter Capital I Series 2002-IQ3 Class A4	5.08	09/15/2037	2,932,183	3,007,868
Morgan Stanley Dean Witter Captial I Series 2003-TOP9 Class A2	4.74	11/13/2036	3,833,854	3,943,345
Nomura Asset Acceptance Corporation Series 2005-AR1 Class 1A1±	2.66	02/25/2035	1,812,253	1,390,712
Nomura Asset Securities Corporation Series 1998-D6 Class A2±	7.31	03/15/2030	3,685,000	3,923,762
Residential Finance Limited Partnership Series 2003-C Class B3 144A±	1.61	09/10/2035	3,371,094	2,779,400
Salomon Brothers Mortgage Securities VI Series 1987-3 Class A(z)	0.01	10/23/2017	7,826	7,481
Structured Asset Securities Corporation Series 1998-RF2 Class A 144A±	7.84	07/15/2027	1,724,635	1,743,456
Structured Mortgage Asset Residential Trust Series 1992-5B Class BO(z)(i)	0.92	06/25/2023	9,855	8,827
Terwin Mortgage Trust Series 2004-21HE Class 1A1±	1.18	12/25/2034	51,880	44,178
Wilshire Funding Corporation Series 1996-3 Class M2	5.74	08/25/2032	161,781	158,177
Wilshire Funding Corporation Series 1996-3 Class M3	5.74	08/25/2032	162,894	155,192
Wilshire Funding Corporation Series 1998-2 Class M1	2.00	12/28/2037	53,405	48,371

Total Non-Agency Mortgage Backed Securities (Cost $50,899,589)				47,278,672

Term Loans: 0.27%
Georgia Pacific Corporation	2.32	12/21/2012	1,741,398	1,728,703

Total Term Loans (Cost $1,725,975)				1,728,703

US Treasury Securities: 1.43%
US Treasury Note «	1.00	07/15/2013	8,450,000	8,576,074
US Treasury Note	1.88	02/28/2014	665,000	691,756
US Treasury Note	4.88	06/30/2012	25,000	25,986

Total US Treasury Securities (Cost $9,168,140)				9,293,816

Yankee Corporate Bonds and Notes: 18.42%

Consumer Discretionary : 0.96%

Media: 0.63%
Pearson Finance Two plc 144A	5.50	05/06/2013	2,500,000	2,663,808
Vivendi SA 144A	5.75	04/04/2013	1,335,000	1,418,735

				4,082,543

Multiline Retail: 0.33%
Wesfarmers Limited 144A	7.00	04/10/2013	2,000,000	2,159,238

20	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Consumer Staples: 0.77%

Food & Staples Retailing: 0.77%
Delhaize Group	5.88%	02/01/2014	$2,000,000	$2,194,396
Woolworths Limited 144A	5.25	11/15/2011	2,775,000	2,799,772

				4,994,168

Energy: 0.51%

Oil, Gas & Consumable Fuels: 0.51%
Husky Energy Incorporated	5.90	06/15/2014	3,000,000	3,333,633

Financials: 12.37%

Capital Markets: 1.11%
Amvescap plc	5.38	12/15/2014	1,600,000	1,764,738
BP Capital Markets plc	5.25	11/07/2013	3,000,000	3,245,022
Macquarie Group Limited 144A	7.30	08/01/2014	2,005,000	2,220,838

				7,230,598

Commercial Banks: 9.27%
ABN Amro Bank NV 144A	3.00	01/31/2014	2,630,000	2,662,004
Australia & New Zealand Banking Group Limited 144A±	0.53	06/18/2012	4,000,000	4,003,088
Banco Santander Chile 144A	2.88	11/13/2012	2,000,000	2,006,270
Bank of Nova Scotia 144A	1.65	10/29/2015	3,430,000	3,471,750
Bank of Nova Scotia 144A	2.15	08/03/2016	3,000,000	3,074,967
Canadian Imperial Bank 144A	2.75	01/27/2016	3,000,000	3,173,739
Commonwealth Bank of Australia±	0.70	07/23/2014	4,000,000	4,023,196
Corp Andina De Fomento	3.75	01/15/2016	3,385,000	3,450,950
Dnb Nor Boligkreditt AS 144A	2.90	03/29/2017	3,000,000	3,139,143
European Investment Bank	2.63	11/15/2011	4,000,000	4,017,684
HSBC Bank plc 144A	1.63	07/07/2014	4,000,000	4,047,376
Lloyds TSB Bank plc 144A	4.38	01/12/2015	2,910,000	2,866,158
Nordea Eiendomskreditt 144A	1.88	04/07/2014	4,500,000	4,600,431
Royal Bank of Scotland plc	3.95	09/21/2015	3,115,000	3,034,328
Standard Chartered plc 144A	3.85	04/27/2015	2,760,000	2,835,861
Swedbank AB 144A	3.00	12/22/2011	3,000,000	3,021,300
Swedbank Hypotek 144A	2.13	08/31/2016	3,000,000	3,002,679
Westpac Banking Corporation 144A±	0.44	12/14/2012	4,000,000	4,001,960

				60,432,884

Diversified Financial Services: 1.99%
Abbey National Treasury Services plc	4.00	04/27/2016	3,000,000	2,865,447
BAT International Finance plc 144A	8.13	11/15/2013	2,000,000	2,286,524
Credit Suisse Guernsey « 144A	2.60	05/27/2016	2,905,000	2,984,370
UBS AG Stamford CT	2.25	08/12/2013	2,000,000	2,020,328
Volkswagen International Finance NV 144A	1.88	04/01/2014	2,770,000	2,807,016

				12,963,685

Industrials: 0.69%

Building Products: 0.32%
Tyco Electronics Group SA	6.00	10/01/2012	2,000,000	2,112,662

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term Bond Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Machinery: 0.37%
Ingersoll Rand Gl Holding Company	9.50%	04/15/2014	$2,000,000	$2,377,942

Materials: 1.28%

Metals & Mining: 1.11%
Arcelormittal	5.38	06/01/2013	3,500,000	3,639,248
Rio Tinto Finance USA Limited	8.95	05/01/2014	3,000,000	3,597,837

				7,237,085

Paper & Forest Products: 0.17%
PE Paper Escrow GmbH 144A	12.00	08/01/2014	1,000,000	1,080,000

Telecommunication Services: 1.84%

Diversified Telecommunication Services: 1.54%
Deutsche Telekom International Finance BV	5.25	07/22/2013	3,000,000	3,204,420
PCCW HKT Capital Limited 144A	8.00	11/15/2011	2,500,000	2,532,163
Telecom Italia Capital	5.25	11/15/2013	1,500,000	1,501,323
Telefonos de Mexico SA	5.50	01/27/2015	2,510,000	2,784,777

				10,022,683

Wireless Telecommunication Services: 0.30%
Telefonica Moviles Chile 144A	2.88	11/09/2015	2,000,000	1,992,855

Total Yankee Corporate Bonds and Notes (Cost $117,785,372)				120,019,976

Other: 0.11%
Gryphon Funding Limited, Pass-through Entity(a)(i)(v)			373,245	142,393
VFNC Corporation, Pass-through Entity, 0.21% 144A(a)(i)(v)±			1,017,726	549,572

Total Other (Cost $309,516)				691,965

	Yield

Short-Term Investments: 3.19%

US Treasury Securities: 0.06%
US Treasury Bill#	0.02	09/22/2011	400,000	399,996

			Shares

Investment Companies: 3.13%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.05		20,117,734	20,117,734
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.19		288,152	288,152

				20,405,886

Total Short-Term Investments (Cost $20,805,882)				20,805,882

Total Investments in Securities
(Cost $648,587,855)*	99.52%	648,548,270
Other Assets and Liabilities, Net	0.48	3,154,507

Total Net Assets	100.00%	$651,702,777

22	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of Investments—August 31, 2011

±	Variable rate investment.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

§	These securities are subject to a demand feature which reduces the effective maturity.

(z)	Zero coupon security. Rate represents yield to maturity.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $648,715,911 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$11,813,078
Gross unrealized depreciation	(11,980,719)

Net unrealized depreciation	$(167,641)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—August 31, 2011	Wells Fargo Advantage Short-Term Bond Fund	23

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$628,142,384
In affiliated securities, at value	20,405,886

Total investments, at value (see cost below)	648,548,270
Receivable for investments sold	605,000
Principal paydown receivable	22,188
Receivable for Fund shares sold	735,229
Receivable for interest	6,043,158
Receivable for daily variation margin on open futures contracts	19,391
Receivable for securities lending income	490
Prepaid expenses and other assets	83,129

Total assets	656,056,855

Liabilities
Dividends payable	328,155
Payable for investments purchased	1,500,000
Payable for Fund shares redeemed	1,511,619
Payable upon receipt of securities loaned	597,650
Advisory fee payable	169,712
Distribution fees payable	12,388
Due to other related parties	82,811
Accrued expenses and other liabilities	151,743

Total liabilities	4,354,078

Total net assets	$651,702,777

NET ASSETS CONSIST OF
Paid-in capital	$651,711,489
Undistributed net investment income	231,258
Accumulated net realized losses on investments	(197,614)
Net unrealized losses on investments	(42,356)

Total net assets	$651,702,777

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$56,555,136
Shares outstanding – Class A	6,455,901
Net asset value per share – Class A	$8.76
Maximum offering price per share – Class A2	$9.03
Net assets – Class C	$19,509,836
Shares outstanding – Class C	2,229,317
Net asset value per share – Class C	$8.75
Net assets – Institutional Class	$327,124,079
Shares outstanding – Institutional Class	37,319,995
Net asset value per share – Institutional Class	$8.77
Net assets – Investor Class	$248,513,726
Shares outstanding – Investor Class	28,381,407
Net asset value per share – Investor Class	$8.76

Total investments, at cost	$648,587,855

Securities on loan, at value	$585,204

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term Bond Fund	Statement of Operations—Year Ended August 31, 2011

Investment income
Interest*	$16,529,755
Income from affiliated securities	34,518
Securities lending income, net	5,052

Total investment income	16,569,325

Expenses
Advisory fee	2,470,750
Administration fees
Fund level	312,767
Class A	82,439
Class C	26,420
Institutional Class	242,494
Investor Class	483,317
Shareholder servicing fees
Class A	128,199
Class C	41,281
Investor Class	634,191
Distribution fees
Class C	123,842
Custody and accounting fees	41,543
Professional fees	48,512
Registration fees	65,351
Shareholder report expenses	71,793
Trustees’ fees and expenses	10,578
Other fees and expenses	10,258

Total expenses	4,793,735
Less: Fee waivers and/or expense reimbursements	(559,296)

Net expenses	4,234,439

Net investment income	12,334,886

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	3,460,536
Futures transactions	135,934

Net realized gains on investments	3,596,470

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,286,186)
Futures transactions	(6,441)

Net change in unrealized gains (losses) on investments	(1,292,627)

Net realized and unrealized gains (losses) on investments	2,303,843

Net increase in net assets resulting from operations	$14,638,729

* Net of foreign withholding taxes of	$3,056

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Short-Term Bond Fund	25

	Year Ended August 31, 2011		Year Ended August 31, 2010[1]		Year Ended May 31, 2010

Operations
Net investment income		$12,334,886		$3,360,275		$11,995,028
Net realized gains on investments		3,596,470		1,125,877		1,101,260
Net change in unrealized gains (losses) on investments		(1,292,627)		4,459,586		19,222,079

Net increase in net assets resulting from operations		14,638,729		8,945,738		32,318,367

Distributions to shareholders from
Net investment income
Class A		(1,012,375)		(251,008)		(718,733)
Class C		(201,120)		(44,072)		(101,073)
Institutional Class		(6,914,679)		(1,839,221)		(4,513,491)
Investor Class		(4,921,466)		(1,449,844)		(7,704,244)

Total distributions to shareholders		(13,049,640)		(3,584,145)		(13,037,541)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	4,351,540	38,071,832	1,138,976	9,891,184	3,964,770	33,969,510
Class C	1,173,221	10,272,685	401,850	3,493,480	1,209,285	10,342,145
Institutional Class	19,661,224	172,410,238	1,583,205	13,760,471	25,278,351	218,054,661
Investor Class	3,537,399	30,970,052	913,080	7,934,611	4,872,720	41,594,778

		251,724,807		35,079,746		303,961,094

Reinvestment of distributions
Class A	104,391	914,277	23,928	208,293	72,263	617,318
Class C	19,034	166,604	4,276	37,203	9,793	83,903
Institutional Class	432,972	3,795,511	106,760	929,923	382,720	3,272,530
Investor Class	488,922	4,280,138	143,427	1,247,799	779,821	6,640,496

		9,156,530		2,423,218		10,614,247

Payment for shares redeemed
Class A	(3,394,555)	(29,710,138)	(546,215)	(4,752,586)	(1,258,962)	(10,739,325)
Class C	(601,286)	(5,262,203)	(45,016)	(391,402)	(87,635)	(752,435)
Institutional Class	(16,189,801)	(141,875,382)	(1,230,671)	(10,699,248)	(2,161,500)	(18,650,943)
Investor Class	(6,193,074)	(54,165,350)	(1,426,228)	(12,379,276)	(5,190,195)	(44,236,299)

		(231,013,073)		(28,222,512)		(74,379,002)

Net increase in net assets resulting from capital share transactions		29,868,264		9,280,452		240,196,339

Total increase in net assets		31,457,353		14,642,045		259,447,165

Net assets
Beginning of period		620,245,424		605,603,379		346,126,214

End of period		$651,702,777		$620,245,424		$605,603,379

Undistributed net investment income		$231,258		$204,981		$204,980

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class A	2011	2010[1]	2010	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$8.73	$8.66	$8.23	$8.38	$8.49	$8.47
Net investment income	0.16	0.05	0.23	0.32	0.40	0.40
Net realized and unrealized gains (losses) on investments	0.04	0.07	0.46	(0.15)	(0.11)	0.03

Total from investment operations	0.20	0.12	0.69	0.17	0.29	0.43
Distributions to shareholders from
Net investment income	(0.17)	(0.05)	(0.26)	(0.32)	(0.40)	(0.41)
Net asset value, end of period	$8.76	$8.73	$8.66	$8.23	$8.38	$8.49
Total return[3]	2.33%	1.37%	8.43%	2.14%	3.50%	5.18%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.89%	0.93%	0.95%	1.09%	1.10%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.81%	0.85%
Net investment income	1.84%	2.05%	2.64%	3.86%	4.69%	4.77%
Supplemental data
Portfolio turnover rate	51%	11%	45%	50%	47%	38%
Net assets, end of period (000’s omitted)	$56,555	$47,121	$41,369	$16,456	$11,904	$6,938

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed to Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short-Term Bond Fund	27

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class C	2011	2010[1]	2010	2009	2008[2]
Net asset value, beginning of period	$8.73	$8.65	$8.22	$8.37	$8.45
Net investment income	0.10	0.03	0.16	0.26	0.05
Net realized and unrealized gains (losses) on investments	0.03	0.08	0.46	(0.15)	(0.08)

Total from investment operations	0.13	0.11	0.62	0.11	(0.03)
Distributions to shareholders from
Net investment income	(0.11)	(0.03)	(0.19)	(0.26)	(0.05)
Net asset value, end of period	$8.75	$8.73	$8.65	$8.22	$8.37
Total return[3]	1.45%	1.29%	7.61%	1.35%	(0.37)%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.65%	1.68%	1.67%	1.85%
Net expenses	1.55%	1.55%	1.55%	1.53%	1.58%
Net investment income	1.10%	1.28%	1.70%	2.72%	3.56%
Supplemental data
Portfolio turnover rate	51%	11%	45%	50%	47%
Net assets, end of period (000’s omitted)	$19,510	$14,299	$11,050	$1,199	$10

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from March 31, 2008 (commencement of class operations) to May 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Short-Term Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Institutional Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.74	$8.66	$8.24	$8.39	$8.49	$8.48
Net investment income	0.19	0.06	0.25	0.35	0.43	0.44
Net realized and unrealized gains (losses) on investments	0.04	0.08	0.45	(0.15)	(0.10)	0.01

Total from investment operations	0.23	0.14	0.70	0.20	0.33	0.45
Distributions to shareholders from
Net investment income	(0.20)	(0.06)	(0.28)	(0.35)	(0.43)	(0.44)
Net asset value, end of period	$8.77	$8.74	$8.66	$8.24	$8.39	$8.49
Total return[2]	2.66%	1.57%	8.65%	2.47%	3.97%	5.45%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.56%	0.58%	0.59%	0.64%	0.65%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.17%	2.38%	2.84%	4.22%	5.08%	5.14%
Supplemental data
Portfolio turnover rate	51%	11%	45%	50%	47%	38%
Net assets, end of period (000’s omitted)	$327,124	$292,080	$285,559	$77,900	$87,101	$80,153

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short-Term Bond Fund	29

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Investor Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.73	$8.66	$8.23	$8.38	$8.48	$8.47
Net investment income	0.16	0.05	0.23	0.32	0.40	0.40
Net realized and unrealized gains (losses) on investments	0.04	0.07	0.45	(0.15)	(0.10)	0.02

Total from investment operations	0.20	0.12	0.68	0.17	0.30	0.42
Distributions to shareholders from
Net investment income	(0.17)	(0.05)	(0.25)	(0.32)	(0.40)	(0.41)
Net asset value, end of period	$8.76	$8.73	$8.66	$8.23	$8.38	$8.48
Total return[2]	2.30%	1.36%	8.38%	2.09%	3.57%	5.01%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.94%	0.99%	0.99%	1.23%	1.27%
Net expenses	0.83%	0.84%	0.85%	0.85%	0.87%	0.90%
Net investment income	1.82%	2.02%	2.73%	3.87%	4.70%	4.71%
Supplemental data
Portfolio turnover rate	51%	11%	45%	50%	47%	38%
Net assets, end of period (000’s omitted)	$248,514	$266,746	$267,625	$250,572	$268,790	$299,346

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Short-Term Bond Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Short-Term Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements	Wells Fargo Advantage Short-Term Bond Fund	31

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

32	Wells Fargo Advantage Short-Term Bond Fund	Notes to Financial Statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$741,031	$(740,431)	$(600)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of August 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $72,329 expiring in 2014.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

Notes to Financial Statements	Wells Fargo Advantage Short-Term Bond Fund	33
3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency securities	$0	$52,784,616	$112,643	$52,897,259
Asset-backed securities	0	51,087,125	13,509	51,100,634
Corporate bonds and notes	0	290,087,530	1,636,231	291,723,761
Municipal bonds and notes	0	53,007,602	0	53,007,602
Non-agency mortgage backed securities	0	45,356,521	1,922,151	47,278,672
Term loans	0	1,728,703	0	1,728,703
U.S. Treasury securities	9,293,816	0	0	9,293,816
Yankee corporate bonds and notes	0	120,019,976	0	120,019,976
Other	0	0	691,965	691,965
Short-term investments
Investment companies	20,117,734	288,152	0	20,405,886
U.S. Treasury securities	0	399,996	0	399,996
	$29,411,550	$614,760,221	$4,376,499	$648,548,270

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of August 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$(2,771)	$0	$0	$(2,771)

+	Futures contracts are valued at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

34	Wells Fargo Advantage Short-Term Bond Fund	Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency securities	Asset- backed securities	Corporate bonds and notes	Non-Agency Mortgage Backed Securities	Other	Total
Balance as of August 31, 2010	$128,668	$2,858,111	$1,915,038	$0	$944,842	$5,846,659
Accrued discounts (premiums)	2	0	(27,378)	(33)	0	(27,409)
Realized gains (losses)	(402,657)	(455,370)	(2,996)	(3,539)	0	(864,562)
Change in unrealized gains (losses)	400,362	130,204	(46,597)	(15,656)	152,312	620,625
Purchases	0	280,564	0	3,077,636	0	3,358,200
Sales	(13,732)	(2,800,000)	(201,836)	(1,136,257)	(405,189)	(4,557,014)
Transfers into Level 3	0	0	0	0	0	0
Transfers out of Level 3	0	0	0	0	0	0
Balance as of August 31, 2011	$112,643	$13,509	$1,636,231	$1,922,151	$691,965	$4,376,499
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$2,672	$(83,182)	$(63,853)	$(15,656)	$(33,952)	$(193,971)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Notes to Financial Statements	Wells Fargo Advantage Short-Term Bond Fund	35

Distribution fees

The Trust has adopted Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $8,261 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2010 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$19,767,728	$384,804,356	$89,370,058	$227,819,154

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2011, the Fund entered into futures contracts for speculative purposes.

At August 31, 2011, the Fund had long/short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Value at August 31, 2011	Net Unrealized Gains (Losses)
December 2011	260 Long	2-Year US Treasury Note	$57,330,000	$15,756
December 2011	146 Short	5-Year US Treasury Note	(17,891,844)	(18,527)

The Fund had an average notional amount of $54,088,503 in long futures contracts and $6,726,343 in short futures contracts during the year ended August 31, 2011.

On August 31, 2011, the cumulative unrealized loss on futures contracts in the amount of $2,771 is reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011 the Fund paid $953 in commitment fees.

For the year ended August 31, 2011, there were no borrowings by the Fund under the agreement.

36	Wells Fargo Advantage Short-Term Bond Fund	Notes to Financial Statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2011, August 31, 2010 and May 31, 2010 were as follows:

	Year ended August 31,		Year ended May 31,
	2011	2010*	2010
Ordinary Income	$13,049,640	$3,584,145	$13,037,541
*	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Losses	Capital Loss Carryforward
$559,413	$(167,641)	$(72,329)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Short-Term Bond Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term Bond Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

38	Wells Fargo Advantage Short-Term Bond Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 871 of the Internal Revenue Code, $10,257,360 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage Short-Term Bond Fund	39

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

40	Wells Fargo Advantage Short-Term Bond Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Short-Term Bond Fund	41

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Short-Term Bond Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital

42	Wells Fargo Advantage Short-Term Bond Fund	Other Information (Unaudited)

Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Other Information (Unaudited)	Wells Fargo Advantage Short-Term Bond Fund	43

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management

44	Wells Fargo Advantage Short-Term Bond Fund	Other Information (Unaudited)

and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Short-Term Bond Fund	45

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205328 10-11 A221/AR221 08-11

Wells Fargo Advantage

Short-Term High Yield Bond Fund

Annual Report

August 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short-Term High Yield Bond Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of 2008. The Caa-rated3 credit tier (Caa-rated subsector of the Barclays Capital U.S. Corporate High Yield Bond

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

3.	The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. We generally define higher quality bonds as bonds that have a rating of Baa and above and lower quality bonds as bonds with a rating below Baa.

Letter to Shareholders	Wells Fargo Advantage Short-Term High Yield Bond Fund	3

Index) returned 8.7% during the period, while the Baa-rated credit tier of the Barclays Capital U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S. Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again

4	Wells Fargo Advantage Short-Term High Yield Bond Fund	Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better protection from risk and added opportunities to capture relative value.

surged higher during the spring and summer on heightened political turmoil in the Middle East and North Africa. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better protection from risk and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	5

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Kevin J. Maas, CFA

Thomas M. Price, CFA

Michael J. Schueller, CFA

FUND INCEPTION

June 30, 1997

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011
Class A (Excluding Sales Charges)	3.10%
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index[2]	6.37%
Short-Term High Yield Bond Index III[1]	6.83%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. The Adviser has committed through December 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.81% for Class A shares. The Fund’s gross and net expense ratios are 1.01% and 0.82%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Short-Term High Yield Bond Index III is comprised of 70% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index and 30% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated US dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of B rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. You cannot invest directly in an index.

2.	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Short-Term High Yield Bond Fund Class A shares for the most recent ten years with the Short-Term High Yield Bond Index III and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6	Wells Fargo Advantage Short-Term High Yield Bond Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 3.10% for the 12-month period that ended August 31, 2011. During the same period, the Fund’s benchmark, the Short-Term High Yield Bond Index III, returned 6.83%, and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index returned 6.37%. The primary driver of the Fund’s underperformance was our conservative positioning and our exposure to floating-rate term loans.

■	Approximately 30% of the portfolio was in floating-rate term loans, but they underperformed due to greater exposure to widening credit spreads and weakened demand for floating-rate paper.

■	We believe that we have been, and likely will continue to be, in a period of slow economic growth.

High-yield prices remained flat while economic concerns continued.

High-yield bond prices started and ended the period trading approximately just below par but traded above par during the period before softening this summer. High-yield spreads rallied meaningfully through the spring, but they ended 50 basis points (100 basis points equals 1.00%) wider for the period after giving back all of the rally and more during the summer, due to worries about the slowing economy and the potential impacts of the European sovereign debt crisis. Despite wider spreads, the default rate for the high-yield market ended the period near 2%, below the long-term average rate of 4%. Default rates are expected to remain low for the next few years, as most high-yield issuers have improved their balance sheets and have used the capital markets to refinance their near-term maturities.

We remained cautious on our economic outlook throughout the period. Consumers continued to struggle with high unemployment and a weak housing market. The Federal Reserve (Fed) has limited options remaining, while the U.S. debt-ceiling standoff and the European sovereign debt crisis have not given investors confidence in policymakers’ effectiveness. In a recent statement, the Fed indicated that it expects to keep its federal funds target rate low into 2013. This announcement had a negative impact on floating-rate term loans, as investors realized that the coupon rate would not be resetting higher for an extended period.

TEN LARGEST LONG-TERM HOLDINGS[4] (AS OF AUGUST 31, 2011)
EchoStar DBS Corporation, 6.63%, 10/01/2014	1.27%
Virgin Media Finance plc, 9.50%, 08/15/2016	1.11%
SPX Corporation, 7.63%, 12/15/2014	1.10%
CSC Holdings LLC, 8.50%, 04/15/2014	1.09%
Crown Castle International Corporation, 9.00%, 01/15/2015	1.09%
CCH II Capital Corporation, 13.50%, 11/30/2016	1.08%
Lamar Media Corporation Series C, 9.75%, 04/01/2014	1.04%
Ford Motor Credit Company LLC, 8.70%, 10/01/2014	1.04%
Geoeye Incorporated, 9.63%, 10/01/2015	1.01%
Smithfield Foods Incorporated, 10.00%, 07/15/2014	0.98%

The Fund is designed to be a conservative high-yield offering.

Given market conditions, underperformance was expected. The primary detractor from the Fund’s performance was its conservative positioning relative to the Short-Term High Yield Bond Index III. Although the benchmark is more conservative than the broader BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index, it has a higher level of risk than is appropriate for the Fund because the Fund strives to minimize volatility. Consequently, the Fund generates less income than the index and will underperform during a period such as this in which prices are generally flat or rising.

4.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	7

The Fund’s portfolio strategy did not change significantly during the period.

CREDIT QUALITY[5] (AS OF AUGUST 31, 2011)

Our investments continued to fit into three principal categories. The first category is composed of short-maturity bonds that we expected to be repaid on the maturity date. The second category is made up of bonds with high coupons that we expected to be refinanced on a call date. These categories comprised more than 65% of the portfolio during the period. The third category consists of floating-rate term loans, or leveraged loans. We increased our position in this category from approximately 25% to approximately 30% during the fourth quarter of 2010 to protect against higher interest rates, since the coupon rates on term loans would increase if short-term interest rates increased. The term loans we purchased were attractive for the Fund because they are secured by the assets of the issuing companies. Unfortunately, term loans underperformed because they typically have longer maturities, which resulted in greater price declines when credit spreads widened during the summer. In addition, demand for floating-rate paper dropped when the Fed announced its intention to keep short-term rates low into 2013.

Economic conditions continue to favor a conservative approach to high yield.

Our base-case economic outlook is for growth to remain positive but slower than normal. Against this backdrop, we intend to continue maintaining our disciplined investment process and positioning the Fund in a conservative manner in an attempt to limit volatility.

5.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

8	Wells Fargo Advantage Short-Term High Yield Bond Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF AUGUST 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (SSTHX)	02/29/2000	(3.95)	0.01	3.63	3.42	(0.98)	3.10	4.27	3.74	1.01%	0.82%
Class C (WFHYX)	03/31/2008	(2.36)	1.33	3.49	3.05	(1.36)	2.33	3.49	3.05	1.76%	1.57%
Administrator Class (WDHYX)	07/30/2010					(1.02)	3.15	4.27	3.74	0.95%	0.66%
Investor Class (STHBX)	06/30/1997					(1.12)	2.95	4.22	3.77	1.04%	0.85%
Short-Term High Yield Bond Index III						(0.08)	6.83	7.34	6.96
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index						0.00	6.37	7.13	6.33

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to Class A. If these expenses had not been included, returns would be higher.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through December 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class and 0.84% for Investor Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses	Wells Fargo Advantage Short-Term High Yield Bond Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 03-01-2011	Ending Account Value 08-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$990.18	$4.06	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$986.43	$7.81	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%
Administrator Class
Actual	$1,000.00	$989.75	$3.26	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Investor Class
Actual	$1,000.00	$988.81	$4.21	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Corporate Bonds and Notes: 60.44%

Consumer Discretionary: 18.59%

Auto Components: 1.97%
American Axle & Manufacturing Holdings Incorporated	5.25%	02/11/2014	$5,000,000	$4,812,500
Tenneco Incorporated	8.13	11/15/2015	5,000,000	5,206,250
TRW Automotive Incorporated 144A	8.88	12/01/2017	3,325,000	3,624,250

				13,643,000

Diversified Consumer Services: 1.04%
Service Corporation International	6.75	04/01/2015	3,000,000	3,150,000
Service Corporation International	7.38	10/01/2014	3,740,000	4,057,900

				7,207,900

Hotels, Restaurants & Leisure: 1.67%
Firekeepers Development Authority 144A	13.88	05/01/2015	5,000,000	5,700,000
Starwood Hotels & Resorts Worldwide Incorporated	7.88	10/15/2014	3,000,000	3,300,000
Tunica-Biloxi Gaming Authority 144A	9.00	11/15/2015	2,580,000	2,592,900

				11,592,900

Household Durables: 2.02%
DR Horton Incorporated	6.13	01/15/2014	3,000,000	3,082,500
Jarden Corporation	8.00	05/01/2016	5,500,000	5,864,375
Mohawk Industries Incorporated Series D	7.20	04/15/2012	2,107,000	2,149,140
Pulte Homes Incorporated	5.25	01/15/2014	3,000,000	2,955,000

				14,051,015

Leisure Equipment & Products: 0.77%
Easton Bell Sports Incorporated	9.75	12/01/2016	5,000,000	5,325,000

Media: 7.92%
Belo Corporation	6.75	05/30/2013	2,000,000	2,075,000
Catalina Marketing Corporation 144A¥	10.50	10/01/2015	5,115,000	5,115,000
CCH II Capital Corporation	13.50	11/30/2016	6,500,000	7,507,500
CSC Holdings LLC	8.50	04/15/2014	7,000,000	7,577,500
EchoStar DBS Corporation	6.63	10/01/2014	8,505,000	8,781,413
Gannett Companies Incorporated	6.38	04/01/2012	2,000,000	2,010,000
Gannett Companies Incorporated	8.75	11/15/2014	5,000,000	5,362,500
Lamar Media Corporation Series C	9.75	04/01/2014	6,500,000	7,247,500
Lin Television Corporation	6.50	05/15/2013	5,000,000	4,850,000
Sirius XM Radio Incorporated 144A	9.75	09/01/2015	2,000,000	2,185,000
XM Satellite Radio Holdings Incorporated 144A	13.00	08/01/2014	2,000,000	2,245,000

				54,956,413

Multiline Retail: 0.39%
Macy’s Incorporated	5.75	07/15/2014	2,500,000	2,710,170

Specialty Retail: 2.04%
Avis Budget Car Rental LLC±	2.79	05/15/2014	5,000,000	4,600,000
GameStop Corporation	8.00	10/01/2012	600,000	601,500
Limited Brands Incorporated	5.25	11/01/2014	4,000,000	4,190,000

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term High Yield Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Specialty Retail (continued)
Simmons Bedding Company 144A	11.25%	07/15/2015	$4,540,000	$4,732,950

				14,124,450

Textiles, Apparel & Luxury Goods: 0.77%
Hanesbrands Incorporated±«	3.77	12/15/2014	5,500,000	5,335,000

Consumer Staples: 3.80%

Beverages: 0.86%
Constellation Brands Incorporated	8.38	12/15/2014	5,385,000	5,977,350

Food & Staples Retailing: 1.13%
Albertsons Incorporated	7.25	05/01/2013	5,750,000	5,908,125
CVS Caremark Corporation 144A	7.77	01/10/2012	1,853,111	1,899,438

				7,807,563

Food Products: 1.81%
Dole Food Company Incorporated	13.88	03/15/2014	5,000,000	5,812,500
Smithfield Foods Incorporated	10.00	07/15/2014	6,000,000	6,780,000

				12,592,500

Energy: 9.97%

Oil, Gas & Consumable Fuels: 9.97%
Arch Coal Incorporated	8.75	08/01/2016	4,000,000	4,310,000
Berry Petroleum Companies Class A	10.25	06/01/2014	2,000,000	2,240,000
Bill Barrett Corporation	9.88	07/15/2016	5,000,000	5,487,500
Chesapeake Energy Corporation	9.50	02/15/2015	4,700,000	5,311,000
Encore Acquisition Company	9.50	05/01/2016	2,500,000	2,737,500
Forest Oil Corporation	8.50	02/15/2014	6,000,000	6,420,000
Hilcorp Energy Company 144A	7.75	11/01/2015	5,000,000	5,100,000
Holly Energy Partners LP	6.25	03/01/2015	6,675,000	6,541,500
Kinder Morgan Incorporated	5.15	03/01/2015	5,000,000	5,106,250
Newfield Exploration Company	6.63	09/01/2014	3,000,000	3,022,500
Petrohawk Energy Corporation	10.50	08/01/2014	5,500,000	6,215,000
Plains Exploration & Production Company	7.75	06/15/2015	6,520,000	6,715,600
Plains Exploration & Production Company	10.00	03/01/2016	1,500,000	1,657,500
Quicksilver Resources Incorporated	8.25	08/01/2015	3,000,000	3,000,000
Tesoro Corporation	6.25	11/01/2012	2,000,000	2,080,000
Whiting Petroleum Corporation	7.00	02/01/2014	3,000,000	3,180,000

				69,124,350

Financials: 5.62%

Commercial Banks: 0.68%
AmSouth Bancorporation	4.85	04/01/2013	5,014,000	4,688,090

Consumer Finance: 3.87%
Arch Western Finance LLC	6.75	07/01/2013	1,658,000	1,653,855
Ford Motor Credit Company LLC	8.70	10/01/2014	6,500,000	7,200,687
GMAC LLC	6.75	12/01/2014	1,000,000	1,002,500
GMAC LLC	7.50	12/31/2013	3,000,000	3,090,000

12	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Consumer Finance (continued)
Nielsen Finance LLC Company	11.63%	02/01/2014	$5,975,000	$6,766,688
SLM Corporation Series MTNA	5.00	10/01/2013	4,000,000	4,020,680
Toll Brothers Finance Corporation	5.95	09/15/2013	3,000,000	3,131,721

				26,866,131

Diversified Financial Services: 1.07%
Ally Financial Incorporated	4.50	02/11/2014	3,000,000	2,887,500
PHH Corporation	7.13	03/01/2013	4,500,000	4,511,250

				7,398,750

Health Care: 2.24%

Health Care Equipment & Supplies: 0.48%
Fresenius US Finance II Incorporated 144A	9.00	07/15/2015	3,000,000	3,345,000

Health Care Providers & Services: 1.40%
Health Management plc	6.13	04/15/2016	3,000,000	2,925,000
Omnicare Incorporated	6.13	06/01/2013	400,000	404,000
Tenet Healthcare Corporation	9.00	05/01/2015	6,000,000	6,360,000

				9,689,000

Life Sciences Tools & Services: 0.36%
Community Health Systems Incorporated Series WI	8.88	07/15/2015	2,500,000	2,534,375

Industrials: 10.17%

Aerospace & Defense: 1.73%
Alliant Techsystems Incorporated	6.75	04/01/2016	5,000,000	5,037,500
Geoeye Incorporated	9.63	10/01/2015	6,250,000	6,984,375

				12,021,875

Commercial Services & Supplies: 3.95%
Acco Brands Corporation	10.63	03/15/2015	5,000,000	5,468,750
ARAMARK Corporation	8.50	02/01/2015	3,000,000	3,097,500
Casella Waste Systems Incorporated	11.00	07/15/2014	5,000,000	5,356,250
Corrections Corporation of America	6.25	03/15/2013	4,000,000	4,010,000
FTI Consulting Incorporated	7.75	10/01/2016	3,500,000	3,561,250
International Lease Finance Corporation 144A	6.50	09/01/2014	3,000,000	3,045,000
International Lease Finance Corporation Series MTN	5.65	06/01/2014	3,000,000	2,846,250

				27,385,000

Machinery: 2.90%
Case New Holland Incorporated	7.75	09/01/2013	3,500,000	3,683,750
SPX Corporation	7.63	12/15/2014	7,085,000	7,634,088
Terex Corporation	10.88	06/01/2016	5,000,000	5,562,500
Westinghouse Air Brake Technology	6.88	07/31/2013	3,000,000	3,195,000

				20,075,338

Trading Companies & Distributors: 1.59%
Ashtead Capital Incorporated 144A	9.00	08/15/2016	5,500,000	5,582,500

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term High Yield Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Trading Companies & Distributors (continued)
United Rentals North America	10.88%	06/15/2016	$5,000,000	$5,475,000

				11,057,500

Information Technology: 0.96%

Electronic Equipment, Instruments & Components: 0.96%
Jabil Circuit Incorporated	7.75	07/15/2016	6,000,000	6,630,000

Materials: 3.75%

Containers & Packaging: 1.68%
Ball Corporation	7.13	09/01/2016	5,000,000	5,375,000
Silgan Holdings Incorporated	7.25	08/15/2016	6,000,000	6,270,000

				11,645,000

Metals & Mining: 1.03%
Steel Dynamics Incorporated	7.38	11/01/2012	4,000,000	4,090,000
United States Steel Corporation	5.65	06/01/2013	3,000,000	3,075,000

				7,165,000

Paper & Forest Products: 1.04%
Neenah Paper Incorporated	7.38	11/15/2014	2,834,000	2,784,405
Verso Paper Holdings	11.50	07/01/2014	4,150,000	4,399,000

				7,183,405

Telecommunication Services: 4.62%

Diversified Telecommunication Services: 3.25%
Cincinnati Bell Incorporated	7.00	02/15/2015	4,000,000	3,960,000
Frontier Communications Corporation	8.25	05/01/2014	4,250,000	4,536,875
Qwest Communications International Incorporated Series B	7.50	02/15/2014	5,500,000	5,568,750
SBA Telecommunications Incorporated	8.00	08/15/2016	4,000,000	4,210,000
Windstream Corporation	8.13	08/01/2013	4,000,000	4,250,000

				22,525,625

Wireless Telecommunication Services: 1.37%
Crown Castle International Corporation	9.00	01/15/2015	7,000,000	7,542,500
Nextel Communications Series F	5.95	03/15/2014	2,000,000	1,960,000

				9,502,500

Utilities: 0.72%

Independent Power Producers & Energy Traders: 0.72%
AES Corporation	7.75	03/01/2014	4,750,000	5,023,125

Total Corporate Bonds and Notes (Cost $423,719,672)				419,183,325

Municipal Bonds and Notes: 0.92%

California: 0.69%
California Judgment Trust (Miscellaneous Revenue)±	1.62	06/01/2015	5,165,000	4,827,312

14	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Guam: 0.23%
Guam Power Authority Series A (Miscellaneous Revenue)	6.00%	10/01/2011	$1,585,000	$1,584,667

Total Municipal Bonds and Notes (Cost $6,384,581)				6,411,979

Non-Agency Mortgage Backed Securities: 0.01%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2±(i)	2.89	04/25/2024	93,766	77,297

Total Non-Agency Mortgage Backed Securities (Cost $92,984)				77,297

Term Loans: 28.76%
AMC Entertainment Incorporated	2.00	01/28/2013	1,449,244	1,410,593
American Rock Salt Holdings LLC	5.50	04/25/2017	5,985,000	5,738,119
Atlantic Broadband Finance LLC	4.00	03/08/2016	4,658,381	4,406,037
B&G Foods Incorporated	2.26	02/26/2013	3,000,000	2,889,990
Biomet Incorporated	3.24	03/25/2015	6,410,768	6,068,881
Carestream Health Incorporated	5.00	02/25/2017	4,987,500	4,064,813
Cequel Communications Holdings	2.21	11/05/2013	2,976,684	2,836,214
Chrysler Group LLC	6.00	05/24/2017	4,000,000	3,588,000
Cinemark USA Incorporated	3.48	04/29/2016	2,932,269	2,814,978
Citadel Broadcasting Corporation	4.25	12/30/2016	423,571	417,396
Clarke American Corporation	2.74	03/26/2014	4,933,241	4,094,590
CommScope Incorporated	5.00	01/14/2018	2,992,500	2,872,800
Community Health Systems Incorporated	2.57	07/25/2014	3,918,406	3,633,617
Convatec Limited	5.75	12/22/2016	497,500	469,307
Davita Incorporated	4.50	10/20/2016	4,975,000	4,825,750
Dean Foods Company	1.75	04/02/2014	2,438,873	2,253,933
Delphi Corporation	3.50	03/31/2017	4,276,316	4,140,885
Dollar General Corporation	2.98	07/07/2014	4,659,542	4,538,067
Education Management LLC	2.00	06/03/2013	1,989,315	1,716,779
Federal Mogul Corporation	2.14	12/29/2014	2,634,996	2,387,965
Federal Mogul Corporation	2.15	12/28/2015	1,344,386	1,217,516
Freescale Semiconductor<	NA	12/01/2016	3,000,000	2,727,510
Getty Images Incorporated	5.25	11/07/2016	3,922,756	3,839,397
Goodman Global Holdings Incorporated	5.75	10/28/2016	4,311,150	4,237,257
Graham Packaging Company	6.75	04/04/2014	4,556,755	4,509,912
HCA Incorporated	2.50	11/18/2013	6,826,832	6,593,559
Health Management Association Incorporated	2.00	02/28/2014	1,988,918	1,860,891
Hertz Corporation	3.75	03/09/2018	498,750	471,633
Iasis Healthcare Corporation	5.00	05/03/2018	5,985,000	5,518,170
Intelsat Jackson Holdings SA	5.25	04/02/2018	3,990,000	3,820,425
KAR Auction Services Incorporated	5.00	05/19/2017	4,990,717	4,741,181
Manitowoc Company Incorporated	4.25	11/13/2017	5,000,000	4,795,850
MedAssets Incorporated	5.25	11/16/2016	3,206,909	3,035,885
MetroPCS Wireless Incorporated	4.07	11/04/2016	5,479,092	5,122,951
NBTY Incorporated	4.25	10/02/2017	5,974,987	5,743,457
Neiman Marcus Group	4.75	05/16/2018	4,000,000	3,715,000
Novelis Incorporated	3.75	03/10/2017	2,985,000	2,819,750
Omnova Solutions Incorporated	5.75	05/31/2017	2,357,188	2,286,472
Phillips Van Heusen Corporation	3.50	05/06/2016	3,108,210	3,060,468
Pinnacle Foods Finance LLC	2.69	04/02/2014	3,000,000	2,807,490
Renal Advantage Holdings Incorporated	5.75	12/16/2016	497,500	487,137
Reynolds Group Holdings Incorporated	6.50	02/09/2018	3,990,000	3,814,440

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Short-Term High Yield Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Term Loans (continued)
RMK Acquisition Corporation (Aramark)	0.04%	01/27/2014	$253,281	$238,971
RMK Acquisition Corporation (Aramark)	2.12	01/27/2014	2,612,497	2,464,891
Seminole Tribe of Florida	1.75	03/05/2014	2,528,529	2,370,496
Sensata Technologies BV	4.00	05/11/2018	5,000,000	4,806,250
Springleaf Finance Corporation	5.50	05/05/2017	6,000,000	5,557,500
Styron LLC	6.00	08/02/2017	497,500	457,078
Sungard Data Systems Incorporated	1.96	02/28/2014	2,741,529	2,581,616
Sungard Data Systems Incorporated	3.86	02/26/2016	2,165,952	2,046,825
Swift Transportation Companies Incorporated	6.00	12/21/2016	5,830,062	5,553,134
Syniverse Technologies Incorporated	5.25	12/21/2017	995,000	967,638
Terex Corporation Term Loan B	5.50	04/28/2017	2,000,000	1,960,000
Time Warner Telecom Holdings	3.48	12/29/2016	6,045,803	5,806,994
Toys R Us	5.25	06/14/2018	2,992,500	2,778,028
Toys R Us	6.00	09/01/2016	2,970,000	2,782,890
Transdigm Incorporated	4.00	02/14/2017	3,980,000	3,820,800
UCI International Incorporated	5.50	07/26/2017	3,634,988	3,530,482
Vanguard Health Holding Company LLC	4.00	01/29/2016	3,950,249	3,746,140
West Corporation	4.50	07/15/2016	5,928,923	5,620,619

Total Term Loans (Cost $209,391,959)				199,485,417

Yankee Corporate Bonds and Notes: 5.23%

Consumer Discretionary: 1.78%

Media: 1.78%
Videotron Limited	6.88	01/15/2014	4,612,000	4,646,586
Virgin Media Finance plc	9.50	08/15/2016	7,000,000	7,717,500

				12,364,086

Financials: 1.25%

Consumer Finance: 1.25%
Ineos Finance plc 144A	9.00	05/15/2015	5,000,000	5,062,500
Wind Acquisition Finance SA 144A	11.75	07/15/2017	3,500,000	3,631,250

				8,693,750

Materials: 2.20%

Chemicals: 0.51%
Nova Chemicals Corporation	6.50	01/15/2012	3,500,000	3,500,000

Metals & Mining: 0.58%
FMG Resources Limited 144A	7.00	11/01/2015	4,000,000	3,990,000

Paper & Forest Products: 1.11%
PE Paper Escrow GmbH 144A	12.00	08/01/2014	4,805,000	5,189,400
UPM Kymmene Corporation 144A	5.63	12/01/2014	2,500,000	2,537,500

				7,726,900

Total Yankee Corporate Bonds and Notes (Cost $37,677,685)				36,274,736

16	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of Investments—August 31, 2011

Security Name		Principal	Value

Other: 0.02%
Gryphon Funding Limited, Pass-thru entity(i)(a)(v)		$151,325	$57,730
VFNC Corporation, Pass-thru entity 0.21% 144A±(i)(a)(v)		174,826	94,406

Total Other (Cost $69,516)			152,136

	Yield	Shares

Short-Term Investments: 3.78%

Investment Companies: 3.78%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)##	0.05	25,675,181	25,675,181
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.19	499,721	499,721

Total Short-Term Investments (Cost $26,174,902)			26,174,902

Total Investments in Securities
(Cost $703,511,299)*	99.16%	687,759,792
Other Assets and Liabilities, Net	0.84	5,847,384

Total Net Assets	100.00%	$693,607,176

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

±	Variable rate investment.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

<	All or a portion of the position represents an unfunded loan commitment.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities and/or unfunded loans.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $703,598,933 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,584,233
Gross unrealized depreciation	(19,423,374)

Net unrealized depreciation	$(15,839,141)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—August 31, 2011	Wells Fargo Advantage Short-Term High Yield Bond Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$661,584,890
In affiliated securities, at value	26,174,902

Total investments, at value (see cost below)	687,759,792
Receivable for investments sold	460,233
Receivable for Fund shares sold	2,592,349
Receivable for interest	9,535,639
Receivable for securities lending income	402
Prepaid expenses and other assets	60,177

Total assets	700,408,592

Liabilities
Dividends payable	795,792
Payable for investments purchased	2,996,250
Payable for Fund shares redeemed	1,896,915
Payable upon receipt of securities loaned	569,238
Advisory fee payable	194,374
Distribution fees payable	45,484
Due to other related parties	105,145
Accrued expenses and other liabilities	198,218

Total liabilities	6,801,416

Total net assets	$693,607,176

NET ASSETS CONSIST OF
Paid-in capital	$706,339,107
Overdistributed net investment income	(795,792)
Accumulated net realized gains on investments	3,815,368
Net unrealized losses on investments	(15,751,507)

Total net assets	$693,607,176

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$201,522,871
Shares outstanding – Class A	25,080,529
Net asset value per share – Class A	$8.04
Maximum offering price per share – Class A2	$8.29
Net assets – Class C	$71,830,761
Shares outstanding – Class C	8,939,438
Net asset value per share – Class C	$8.04
Net assets – Administrator Class	$249,301,116
Shares outstanding – Administrator Class	31,036,181
Net asset value per share – Administrator Class	$8.03
Net assets – Investor Class	$170,952,428
Shares outstanding – Investor Class	21,276,450
Net asset value per share – Investor Class	$8.03

Total investments, at cost	$703,511,299

Securities on loan, at value	$558,469

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term High Yield Bond Fund	Statement of Operations—Year Ended August 31, 2011

Investment income
Interest	$34,403,409
Income from affiliated securities	74,984
Securities lending income, net	1,438

Total investment income	34,479,831

Expenses
Advisory fee	3,069,156
Administration fees
Fund level	309,998
Class A	321,967
Class C	85,685
Administrator Class	181,481
Investor Class	349,092
Shareholder servicing fees
Class A	502,613
Class C	133,882
Administrator Class	433,760
Investor Class	455,625
Distribution fees
Class C	401,645
Custody and accounting fees	31,218
Professional fees	48,512
Registration fees	89,692
Shareholder report expenses	119,365
Trustees’ fees and expenses	10,578
Other fees and expenses	5,924

Total expenses	6,550,193
Less: Fee waivers and/or expense reimbursements	(1,361,828)

Net expenses	5,188,365

Net investment income	29,291,466

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	4,578,954
Net change in unrealized gains (losses) on investments	(22,425,918)

Net realized and unrealized gains (losses) on investments	(17,846,964)

Net increase in net assets resulting from operations	$11,444,502

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Short-Term High Yield Bond Fund	19

	Year Ended August 31, 2011		Year Ended August 31, 2010[1]			Year Ended May 31, 2010

Operations
Net investment income		$29,291,466			$5,372,630		$18,323,189
Net realized gains on investments		4,578,954			1,821,442		5,778,167
Net change in unrealized gains (losses) on investments		(22,425,918)			3,217,254		2,668,645

Net increase in net assets resulting from operations		11,444,502			10,411,326		26,770,001

Distributions to shareholders from
Net investment income
Class A		(9,606,382)			(2,884,789)		(8,624,075)
Class C		(2,133,766)			(378,134)		(1,109,276)
Administrator Class		(8,867,546)			(119)[2]		NA
Investor Class		(8,752,298)			(2,147,607)		(8,081,899)

Total distributions to shareholders		(29,359,992)			(5,410,649)		(17,815,250)

Capital share transactions	Shares		Shares			Shares
Proceeds from shares sold
Class A	19,332,346	160,007,266	4,560,426		37,127,596	24,314,932	196,369,572
Class C	5,908,141	48,870,662	611,822		4,984,562	3,248,677	26,178,090
Administrator Class	40,593,904	335,757,566	7,331	[2]	60,000 [2]	NA	NA
Investor Class	16,435,101	135,892,540	3,565,779		29,068,077	16,992,594	136,939,782

		680,528,034			71,240,235		359,487,444

Reinvestment of distributions
Class A	955,857	7,892,159	223,474		1,821,949	876,682	7,093,558
Class C	178,177	1,470,543	31,233		254,624	92,944	753,888
Administrator Class	445,301	3,671,974	5	[2]	39 [2]	NA	NA
Investor Class	850,959	7,027,165	211,114		1,721,259	761,858	6,162,193

		20,061,841			3,797,871		14,009,639

Payment for shares redeemed
Class A	(24,011,790)	(197,683,942)	(2,278,334)		(18,528,047)	(13,009,840)	(105,253,532)
Class C	(1,551,311)	(12,789,167)	(317,107)		(2,581,595)	(681,266)	(5,515,025)
Administrator Class	(10,010,360)	(82,141,751)	0	[2]	0 [2]	NA	NA
Investor Class	(17,750,448)	(146,262,384)	(2,531,358)		(20,551,597)	(13,720,091)	(110,587,564)

		(438,877,244)			(41,661,239)		(221,356,121)

Net increase in net assets resulting from capital share transactions		261,712,631			33,376,867		152,140,962

Total increase in net assets		243,797,141			38,377,544		161,095,713

Net assets
Beginning of period		449,810,035			411,432,491		250,336,778

End of period		$693,607,176			$449,810,035		$411,432,491

Undistributed (overdistributed) net investment income		$(795,792)			$(4,259)		$33,091

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Administrator Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial Highlights

	Year Ended August 31,		Year Ended May 31,
Class A	2011	2010[1]	2010	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$8.18	$8.09	$7.82	$8.31	$8.54	$8.49
Net investment income	0.40	0.11	0.45	0.40	0.47	0.49
Net realized and unrealized gains (losses) on investments	(0.14)	0.09	0.26	(0.49)	(0.23)	0.05

Total from investment operations	0.26	0.20	0.71	(0.09)	0.24	0.54
Distributions to shareholders from
Net investment income	(0.40)	(0.11)	(0.44)	(0.40)	(0.47)	(0.49)
Net asset value, end of period	$8.04	$8.18	$8.09	$7.82	$8.31	$8.54
Total return[3]	3.10%	2.43%	9.17%	(0.89)%	2.98%	6.48%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.01%	1.03%	1.08%	1.20%	1.22%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.86%	0.86%
Net investment income	4.77%	5.14%	5.50%	5.27%	5.70%	5.70%
Supplemental data
Portfolio turnover rate	36%	15%	40%	46%	59%	50%
Net assets, end of period (000’s omitted)	$201,523	$235,754	$212,688	$110,451	$15,781	$22,076

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed to Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short-Term High Yield Bond Fund	21

	Year Ended August 31,		Year Ended May 31,
Class C	2011	2010[1]	2010	2009	2008[2]
Net asset value, beginning of period	$8.18	$8.09	$7.82	$8.31	$8.22
Net investment income	0.33	0.09	0.38	0.34	0.06
Net realized and unrealized gains (losses) on investments	(0.14)	0.09	0.26	(0.49)	0.09

Total from investment operations	0.19	0.18	0.64	(0.15)	0.15
Distributions to shareholders from
Net investment income	(0.33)	(0.09)	(0.37)	(0.34)	(0.06)
Net asset value, end of period	$8.04	$8.18	$8.09	$7.82	$8.31
Total return[3]	2.33%	2.24%	8.35%	(1.70)%	2.48%
Ratios to average net assets (annualized)
Gross expenses	1.75%	1.76%	1.78%	1.76%	1.97%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	3.97%	4.39%	4.69%	4.50%	4.37%
Supplemental data
Portfolio turnover rate	36%	15%	40%	46%	59%
Net assets, end of period (000’s omitted)	$71,831	$36,050	$32,985	$11,096	$18

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from March 31, 2008 (commencement of class operations) to May 31, 2008.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial Highlights

	Year Ended August 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$8.18	$8.18
Net investment income	0.41	0.03 [2]
Net realized and unrealized gains (losses) on investments	(0.15)	0.00

Total from investment operations	0.26	0.03
Distributions to shareholders from
Net investment income	(0.41)	(0.03)
Net asset value, end of period	$8.03	$8.18
Total return[3]	3.15%	0.39%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.89%
Net expenses	0.65%	0.64%
Net investment income	4.87%	4.39%
Supplemental data
Portfolio turnover rate	36%	15%
Net assets, end of period (000’s omitted)	$249,301	$60

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Short-Term High Yield Bond Fund	23

	Year Ended August 31,		Year Ended May 31,
Investor Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.18	$8.09	$7.82	$8.31	$8.54	$8.49
Net investment income	0.39	0.11	0.44	0.40	0.47	0.49
Net realized and unrealized gains (losses) on investments	(0.15)	0.08	0.26	(0.49)	(0.23)	0.05

Total from investment operations	0.24	0.19	0.70	(0.09)	(0.24)	0.54
Distributions to shareholders from
Net investment income	(0.39)	(0.10)	(0.43)	(0.40)	(0.47)	(0.49)
Net asset value, end of period	$8.03	$8.18	$8.09	$7.82	$8.31	$8.54
Total return[2]	2.95%	2.42%	9.12%	(0.91)%	2.98%	6.48%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.05%	1.07%	1.13%	1.34%	1.39%
Net expenses	0.84%	0.85%	0.86%	0.84%	0.86%	0.86%
Net investment income	4.76%	5.10%	5.49%	5.20%	5.69%	5.70%
Supplemental data
Portfolio turnover rate	36%	15%	40%	46%	59%	50%
Net assets, end of period (000’s omitted)	$170,952	$177,946	$165,759	$128,789	$70,420	$96,071

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a

Notes to Financial Statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	25

default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating Fund’s percentage ownership of the joint account as of such date.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Gains on Investments	Paid-in Capital
$(723,007)	$723,004	$3

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

26	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to Financial Statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate bonds and notes	$0	$417,283,887	$1,899,438	$419,183,325
Municipal bonds and notes	0	6,411,979	0	6,411,979
Non-agency mortgage backed securities	0	77,297	0	77,297
Term loans	0	170,109,539	29,375,878	199,485,417
Yankee corporate bonds and notes	0	36,274,736	0	36,274,736
Other	0	0	152,136	152,136
Short-term investments
Investment companies	25,675,181	499,721	0	26,174,902
	$25,675,181	$630,657,159	$31,427,452	$687,759,792

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Notes to Financial Statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	27

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds and notes	Term loans	Other	Total
Balance as of August 31, 2010	$2,223,096	$0	$203,089	$2,426,185
Accrued discounts (premiums)	(13,303)	(9,172)	0	(22,475)
Realized gains (losses)	(2,210)	613	0	(1,597)
Change in unrealized gains (losses)	(73,841)	(1,300,365)	27,736	(1,346,470)
Purchases	0	28,451,875	0	28,451,875
Sales	(234,304)	(137,569)	(78,689)	(450,562)
Transfers into Level 3	0	2,370,496	0	2,370,496
Transfers out of Level 3	0	0	0	0
Balance as of August 31, 2011	$1,899,438	$29,375,878	$152,136	$31,427,452
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$(74,124)	$(1,300,365)	$(9,904)	$(1,384,393)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Administrator Class	0.10
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

28	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to Financial Statements

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of its average daily net assets.

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $32,012 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2011 were $644,991,058 and $212,343,444, respectively.

As of August 31, 2011, the Fund had unfunded loan commitments of $2,996,250.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011, the Fund paid $1,402 in commitment fees.

For the year ended August 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $29,359,992, $5,410,649 and $17,815,250 of ordinary income for the year ended August 31, 2011, period ended August 31, 2010 and year ended May 31, 2010, respectively.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)
$778,206	$3,124,796	$(15,839,141)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

Notes to Financial Statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	29

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

30	Wells Fargo Advantage Short-Term High Yield Bond Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term High Yield Bond Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	31

TAX INFORMATION

Pursuant to Section 871 of the Internal Revenue Code, $20,643,032 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

32	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

34	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Short-Term High Yield Bond Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors,

36	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other Information (Unaudited)

together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a

Other Information (Unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	37

combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

38	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other Information (Unaudited)

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Short-Term High Yield Bond Fund	39

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205329 10-11 A222/AR222 08-11

Wells Fargo Advantage

Ultra Short-Term Income Fund

Annual Report

August 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage
Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Minnesota Money Market Fund

New Jersey Municipal Money Market Fund

California Municipal Money Market Fund

Money Market Fund

New York Municipal Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Pennsylvania Municipal Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Prime Investment Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Ultra Short-Term Income Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income
performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged.
High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as
investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds
declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of
2008. The Caa-rated3 credit tier (Caa-rated subsector of the
Barclays Capital U.S. Corporate High Yield Bond Index)

1.

The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.

Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

3.

The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3
(lowest) to show relative standing within the ratings categories.

Letter to Shareholders

Wells Fargo Advantage Ultra Short-Term Income Fund

3

returned 8.7% during the period, while the Baa-rated credit tier of the Barclays

Capital
U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated
corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued
to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of
2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S. Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again

4

Wells Fargo Advantage Ultra Short-Term Income Fund

Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value.

surged higher during the spring and summer on heightened political turmoil in the Middle East. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While
periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day,
7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Ultra Short-Term Income Fund

5

INVESTMENT OBJECTIVE

The Fund seeks current income consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Christopher Y. Kauffman, CFA

Jay N. Mueller, CFA

D. James Newton II, CFA, CPA

Thomas M. Price, CFA

FUND INCEPTION

November 25, 1988

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011

Class A (Excluding Sales Charges)

1.37%

Barclays Capital Short-Term U.S. Government/Credit Bond Index[1]

0.58%

Barclays Capital 9-12 Month U.S. Short Treasury Index[2]

0.55%

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index[3]

1.74%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.70% for Class A shares. The Fund’s gross and net expense ratios are 0.89%
and 0.71%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
The Barclays Capital Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the Barclays U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. However, the limited performance history of the index does not allow for comparison to all periods of the Fund’s performance. This index has an inception date of August 1, 2004. You cannot invest directly in an index.

2.
The Barclays Capital 9-12 Month U.S. Short Treasury Index includes aged U.S. Treasury Bills, notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon STRIPS. You cannot invest directly in an index.

3.
The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays Capital Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

4.
The chart compares the performance of the Wells Fargo Advantage Ultra Short-Term Income Fund Class A shares for the most recent ten years with the Barclays
Capital 9-12 Month U.S. Short Treasury Index and the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6

Wells Fargo Advantage Ultra Short-Term Income Fund

Performance Highlights (Unaudited)

MANAGER’S
DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 1.37% for the 12-month period that ended August 31, 2011. During the same period, the Barclays Capital Short-Term U.S. Government/Credit Bond Index returned 0.58%, and the Barclays Capital 9–12 Month U.S. Short Treasury Index returned 0.55%.

■

The Fund benefited from positive relative performance in the asset-backed and mortgage-backed securities sectors.

■

The Fund’s corporate bond holdings added incremental yield as spreads remained relatively stable during the period.

The recovery lost momentum, and rising energy costs led to higher inflation.

The economic recovery that began in the summer of 2009—never particularly vigorous by historical standards—lost momentum over the past 12 months. After averaging real gross domestic product growth of around 2.4% in the second half of 2010, the U.S. economy grew at only a 0.7% annualized pace in the first half of 2011. Some of the slowdown could be attributed to external shocks. For example, production was constrained by supply-chain disruptions related to the March earthquake and tsunami in Japan, while domestic consumption was challenged by surging gasoline costs. Also weighing on consumer enthusiasm were sluggish income growth and a persistently high unemployment rate. Labor market data for August showed no net gain in payroll employment and a downtick in the average length of the workweek.

The jump in energy costs
pushed headline inflation steadily higher over the past 12 months. As of the end of August 2011, the Consumer Price Index (CPI) had risen 3.8% on a year-over-year basis. The CPI excluding food and energy costs was better behaved, but upward pressure was also evident in “core” inflation, which climbed to 1.8% (year over year) after bottoming in October 2010 at 0.6%.

TEN LARGEST LONG-TERM HOLDINGS[5] (AS OF AUGUST 31, 2011)

Bank Nederlandse Gemeenten 5.00% 05/16/2014

1.22%

Oesterreichische Kontrollbank 1.38% 01/21/2014

1.12%

Canadian Imperial Bank of Commerce 2.00% 02/04/2013

1.12%

SpareBank 1 Boligkreditt 1.25% 10/25/2013

1.11%

Nordea Eiendomskreditt 1.88% 04/07/2014

1.01%

Stadshypotek AB 1.45% 09/30/2013

1.00%

Nissan Auto Receivables Owner Trust Series 2011-A Class A2 0.65% 12/16/2013

0.99%

Bank of Nova Scotia 1.45% 07/26/2013

0.96%

Xstrata Finance Canada Limited 5.5% 11/16/2011

0.89%

Chase Issuance Trust Series 2009-A2 Class A2 1.76% 04/15/2014

0.87%

Monetary policy remained expansive.

From the perspective of the Federal Reserve (Fed), the moderate uptrend in inflation has not been entirely unwelcome. Indeed, part of the rationale for the
Fed’s second round of large-scale asset purchases (popularly known as “QE2”) was to avoid a level of inflation deemed dangerously low. While the U.S. central bank has not made public an explicit inflation target, some Federal Open
Market Committee (FOMC) members have suggested that something near 2% at the core level would be desirable over the long run. A few have expressed a willingness to tolerate an even higher inflation rate as long as unemployment remains unacceptably high. In line with this sentiment, the FOMC revealed in August that it planned to keep its short-term interest-rate targets at essentially zero for the next two years. While this declaration is certainly subject to revision in response to changing circumstances, the public announcement of an explicit lengthy time frame underscored the Fed’s commitment to accommodative monetary policy.

5.
The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Ultra Short-Term Income Fund

7

A weak economy brought deficits and downgrades.

While monetary policy remained extraordinarily easy over the past 12 months U.S. fiscal policy began a gradual transition toward modest restraint. Federal spending initiatives from the 2009 stimulus act have largely played out, and the incremental boost from the temporary tax cut extension negotiated at the end of 2010 was likewise already reflected in recent activity. While the weak economy prompted some calls for further stimulus efforts, the federal government’s large and persistent deficits have limited freedom of action.

Federal
debt outstanding reached its statutory limit in May 2011, forcing the Treasury to finance its operating deficit with various short-term accounting devices. After contentious debate, the debt ceiling was raised in August to allow for new borrowing.
Included in the legislation was a commitment to significant deficit reduction over time to be achieved through the operation of a special bicameral committee charged with finding cost savings. The promise to embrace fiscal rectitude in the future was insufficient to allay the concerns of at least one credit rating agency, Standard & Poor’s, which downgraded the sovereign debt rating of the United States to AA+ from AAA.

Across the Atlantic, sovereign creditworthiness remained at issue in the eurozone. The government of Greece survived a confidence vote and was able to pass another austerity plan, clearing the way for more international support. Still, Greece—along with Portugal, Ireland, and some other euro-member countries—faced daunting challenges in closing structural budget deficits. Several of these nations also experienced multiple credit downgrades over the past 12 months.

  CREDIT
QUALITY[6]   (AS OF AUGUST 31,
2011)

The bond rally continued.

Interest rates generally rose from the beginning of the period through January of this year based on the belief that economic activity was gaining momentum. As hopes for stronger growth were dashed over the past six months, rates fell sharply, particularly in August 2011. Apparently unconcerned with sovereign credit ratings, investors pushed Treasury bond prices higher and yields to historic lows. The benchmark 10-year Treasury offered a yield to maturity of only 2.22% as of August 31, 2011. While Treasuries surged in August, corporate bonds lagged, resulting in wider yield spreads.

6.
The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund.We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

8

Wells Fargo Advantage Ultra Short-Term Income Fund

Performance Highlights (Unaudited)

The Fund retained a large commitment to the corporate bond sector throughout the past 12 months. For the period as a whole, the corporate sector generated positive incremental returns, though some of the outperformance was reversed in August. Our holdings in securitized assets—mortgage-backed securities and asset-backed securities—also added to performance, both by generating extra income and benefiting from a modest narrowing in yield spreads. The strategic posture of the Fund changed little during the period, though we modestly reduced cash holdings as more attractive opportunities became available.

The Fund is positioned for a persistently weak recovery.

Despite recent disappointments in output in employment, we do not look for an outright recession in the near future. Very slow and uneven growth remains our base-case scenario. The U.S. economy still faces difficult headwinds: a depressed housing market, corrosive long-term unemployment, high levels of consumer debt, and a lack of confidence. However, there are some areas of strength as well: robust corporate profits, continued business investment, a welcome decline in energy costs, and some improvement in export competitiveness. These positives should be sufficient to ward off a double-dip recession. Still, the economy remains highly vulnerable to external shocks and policy errors.

During the final months of the period, short-term credit and structured products underperformed
U.S. Treasuries and agencies after ten consecutive quarters of outperforming them. In the ultra short-term market, with maturity ranges from approximately three months to two years, spreads modestly widened during the third quarter of 2011, resulting in price declines that outweighed the advantage of their higher yields. However, in the upcoming quarters that yield advantage may again reward the spread sectors. Any price stability in the ultra short-term markets could once again reward investors of short-term spread product as the higher yields and less volatile prices generate more income than their short-term Treasury and agency counterparts. Since short-term interest rates are unlikely to rise anytime soon (per the Fed’s recent declarations), conditions may once again become favorable for the spread sectors and medium-quality credit tiers (A-rated and BBB-rated credits). Going forward, we intend to continue structuring the Fund with compelling yields from the
A-rated and BBB-rated credit tiers. In our opinion, the Fund is positioned to return relatively higher levels of income than the Treasury markets while not taking on inordinate amounts of risk. We believe that the Fund is positioned well to continue providing attractive levels of income from the short-term fixed-income markets.

Performance Highlights (Unaudited)

Wells Fargo Advantage Ultra Short-Term Income Fund

9

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF AUGUST 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[8]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[9]

Class A (SADAX)

08/31/1999

(1.94
)

(0.66
)

1.65

1.83

0.06

1.37

2.06

2.03

0.89%

0.71%

Class C (WUSTX)

07/18/2008

(1.31
)

(0.39
)

1.28

1.38

(0.31
)

0.61

1.28

1.38

1.64%

1.46%

Administrator Class (WUSDX)

04/08/2005

0.02

1.52

2.20

2.27

0.83%

0.56%

Institutional Class (SADIX)

08/31/1999

0.12

1.72

2.42

2.55

0.56%

0.36%

Investor Class (STADX)

11/25/1988

0.05

1.34

2.00

2.09

0.92%

0.74%

Barclays Capital Short-Term U.S. Government/Credit Bond Index

0.27

0.58

2.97

NA

Barclays Capital 9-12 Month U.S. Short Treasury Index

0.34

0.55

2.78

2.65

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index

1.35

1.74

4.30

3.86

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s
Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.
Historical performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and has been adjusted to include the higher expenses applicable to the Administrator Class shares.

8.
Reflects the expense ratios as stated in the most recent prospectuses.

9.
The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses
After Fee Waiver, excluding certain expenses, at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, 0.35% for Institutional Class and 0.73% for Investor Class. Without this cap, the Fund’s returns would have been lower.

10

Wells Fargo Advantage Ultra Short-Term Income Fund

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 03-01-2011

Ending Account Value 08-31-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
1,000.64

$
3.53

0.70
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.68

$
3.57

0.70
%

Class C

Actual

$
1,000.00

$
996.87

$
7.30

1.45
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.90

$
7.38

1.45
%

Administrator Class

Actual

$
1,000.00

$
1,000.20

$
2.77

0.55
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,022.43

$
2.80

0.55
%

Institutional Class

Actual

$
1,000.00

$
1,001.23

$
1.77

0.35
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,023.44

$
1.79

0.35
%

Investor Class

Actual

$
1,000.00

$
1,000.49

$
3.68

0.73
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.53

$
3.72

0.73
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—August 31, 2011

Wells Fargo Advantage Ultra Short-Term Income Fund

11

Security Name

Interest Rate

Maturity Date

Principal

Value

Agency Securities: 4.25%

FHLB

5.00
%

08/15/2012

$
5,497,003

$
5,698,556

FHLMC #555243

9.00

11/01/2016

138,278

155,159

FHLMC #555427

9.50

09/01/2020

295,770

355,898

FHLMC #555490

9.50

12/01/2016

97,255

101,231

FHLMC #555514

9.00

10/01/2019

122,652

144,570

FHLMC #555519

9.00

12/01/2016

1,039,192

1,178,278

FHLMC #786823±

2.62

07/01/2029

9,392

9,913

FHLMC #788792±

2.54

01/01/2029

98,131

98,669

FHLMC #789272±

2.50

04/01/2032

206,804

217,897

FHLMC #789483±

2.50

06/01/2032

14,529

15,286

FHLMC #846990±

2.69

10/01/2031

89,781

90,895

FHLMC #884013

10.50

05/01/2020

236,675

277,649

FHLMC #A01734

9.00

08/01/2018

257,986

293,806

FHLMC #A01849

9.50

05/01/2020

48,782

57,106

FHLMC #C64637

7.00

06/01/2031

725,776

836,766

FHLMC #G01126

9.50

12/01/2022

675,911

778,837

FHLMC #G10747

7.50

10/01/2012

7,932

8,179

FHLMC #G11150

7.50

12/01/2011

28

28

FHLMC #G11200

8.00

01/01/2012

1,780

1,807

FHLMC #G11209

7.50

12/01/2011

346

351

FHLMC #G11229

8.00

01/01/2013

7,894

8,065

FHLMC #G11391

7.50

06/01/2012

20,527

21,111

FHLMC #G80118

10.00

11/01/2021

110,920

129,581

FHLMC Structured Pass-Through Securities Series T-42 Class A6

9.50

02/25/2042

1,363,031

1,657,786

FNMA #100001

9.00

02/15/2020

300,913

356,150

FNMA #100255

8.33

07/15/2020

105,176

123,055

FNMA #100256

9.00

10/01/2021

212,981

247,106

FNMA #149167

10.50

08/01/2020

12,799

15,071

FNMA #190722

9.50

03/01/2021

56,921

66,685

FNMA #190909

9.00

06/01/2024

278,901

331,511

FNMA #252870

7.00

11/01/2014

199,576

212,627

FNMA #310010

9.50

12/01/2020

220,712

261,430

FNMA #323534

9.00

12/01/2016

673,992

766,058

FNMA #344890

10.25

09/01/2021

231,629

269,124

FNMA #365418±

2.61

01/01/2023

29,479

29,795

FNMA #392647

9.00

10/01/2013

25,609

26,070

FNMA #458004

10.00

03/01/2018

92,108

103,584

FNMA #523850

10.50

10/01/2014

67,206

71,051

FNMA #535807

10.50

04/01/2022

370,257

434,395

FNMA #545117±

2.51

12/01/2040

645,822

679,976

FNMA #545131

8.00

03/01/2013

17,705

18,255

FNMA #545157

8.50

11/01/2012

4,030

4,179

FNMA #545321

5.30

01/01/2012

409,826

409,605

FNMA #545325

8.50

07/01/2017

642,329

717,673

FNMA #545460±

2.43

11/01/2031

192,664

199,958

FNMA #598559

6.50

08/01/2031

1,396,007

1,603,892

FNMA #604060±

2.40

09/01/2031

92,662

95,679

FNMA #604689±

1.84

10/01/2031

173,883

177,622

FNMA #635070±

2.38

05/01/2032

97,803

102,777

FNMA #646643±

2.54

06/01/2032

215,401

217,005

FNMA #660508

7.00

05/01/2013

47,110

47,621

12

Wells Fargo Advantage Ultra Short-Term Income Fund

Portfolio of Investments—August 31, 2011

Security Name

Interest Rate

Maturity Date

Principal

Value

Agency Securities (continued)

FNMA #675491±

3.15
%

04/01/2033

$
11,112

$
11,716

FNMA #724657±

3.45

07/01/2033

71,118

71,802

FNMA Grantor Trust Series 2000-T6 Class A2

9.50

06/25/2030

859,275

1,071,371

FNMA Grantor Trust Series 2001-T10 Class A3

9.50

12/25/2041

2,016,107

2,554,155

FNMA Grantor Trust Series 2001-T12 Class A3

9.50

08/25/2041

1,768,449

2,163,848

FNMA Grantor Trust Series 2001-T8 Class A3

4.55

07/25/2041

3,778,008

3,838,475

FNMA Grantor Trust Series 2002-T1 Class A4

9.50

11/25/2031

2,391,639

2,917,667

FNMA Series 1988-4 Class Z

9.25

03/25/2018

127,008

144,113

FNMA Series 1988-5 Class Z

9.20

03/25/2018

84,636

86,747

FNMA Series 1988-9 Class Z

9.45

04/25/2018

74,077

84,895

FNMA Series 1989-30 Class Z

9.50

06/25/2019

373,912

425,833

FNMA Series 1989-49 Class E

9.30

08/25/2019

57,380

64,472

FNMA Series 1990-111 Class Z

8.75

09/25/2020

68,590

75,552

FNMA Series 1990-119 Class J

9.00

10/25/2020

177,141

214,096

FNMA Series 1990-124 Class Z

9.00

10/25/2020

106,526

124,249

FNMA Series 1990-21 Class Z

9.00

03/25/2020

302,818

350,847

FNMA Series 1990-27 Class Z

9.00

03/25/2020

187,465

217,738

FNMA Series 1990-30 Class D

9.75

03/25/2020

106,374

125,058

FNMA Series 1990-77 Class D

9.00

06/25/2020

93,804

106,674

FNMA Series 1991-132 Class Z

8.00

10/25/2021

419,549

491,746

FNMA Series 1992-71 Class X

8.25

05/25/2022

154,892

185,053

FNMA Series 2007-2 Class FA±

0.42

02/25/2037

1,935,312

1,925,222

FNMA Series 2007-24 Class AG

5.75

06/25/2035

1,477,354

1,488,847

FNMA Series 2009-63 Class LC

4.00

04/25/2035

404,866

409,510

FNMA Series G-22 Class ZT

8.00

12/25/2016

821,087

925,352

FNMA Whole Loan Series 2002-W4 Class A6±

4.02

05/25/2042

1,687,313

1,786,970

FNMA Whole Loan Series 2003-W11 Class A1±

3.05

06/25/2033

119,259

119,223

FNMA Whole Loan Series 2003-W3 Class 1A4±

3.69

08/25/2042

69,461

74,128

FNMA Whole Loan Series 2003-W6 Class 6A±

3.87

08/25/2042

5,183,272

5,600,860

GNMA #780253

9.50

11/15/2017

62,240

70,601

GNMA #780267

9.00

11/15/2017

244,677

277,808

GNMA #780664

10.00

10/20/2017

198,453

222,674

GNMA #781310

8.00

01/15/2013

16,595

16,885

GNMA #781311

7.50

02/15/2013

7,346

7,404

GNMA #781540

7.00

05/15/2013

141,876

142,600

GNMA #781614

7.00

06/15/2033

1,278,000

1,508,202

GNMA Series 2005-90 Class A

3.76

09/16/2028

4,149,304

4,257,979

Total Agency Securities (Cost $49,757,894)

53,885,750

Asset-Backed Securities: 10.55%

BMW Vehicle Owner Trust Series 2010-A Class A2

0.68

09/25/2012

286,025

286,067

Chase Issuance Trust Series 2006-A5 Class A±

0.23

11/15/2013

5,900,000

5,899,645

Chase Issuance Trust Series 2007-A18 Class A±

0.47

01/15/2015

3,400,000

3,407,563

Chase Issuance Trust Series 2009-A2 Class A2±

1.76

04/15/2014

11,000,000

11,104,086

Citibank Credit Card Issuance Trust Series 2009-A1 Class A1±

1.96

03/17/2014

10,500,000

10,594,647

CNH Equipment Trust Series 2011-A Class A2

0.62

06/16/2014

4,000,000

3,997,131

ContiMortgage Net Interest Margin Notes Series 1997-A Class A(s)(i)

7.23

10/16/2028

8,168,162

2,553

Countrywide Asset-Backed Certificates Series 2007-S1 Class A1A±

0.33

11/25/2036

470,720

452,461

Delta Air Lines PassThrough Trust Series 2001-1 Class A-2

7.11

09/18/2011

3,223,000

3,223,000

Eastman Hill Funding Limited Series 1A Class A2(i)144A(c)(a)

0.83

09/29/2031

7,074,533

14,149

Ford Credit Auto Lease Trust Series 2011-A Class A2

0.74

09/15/2013

6,000,000

6,002,948

Portfolio of Investments—August 31, 2011

Wells Fargo Advantage Ultra Short-Term Income Fund

13

Security Name

Interest Rate

Maturity Date

Principal

Value

Asset-Backed Securities (continued)

Ford Credit Auto Owner Trust Series 2007-A Class A4A

5.47
%

06/15/2012

$
253,911

$
254,781

GE Equipment Midticket LLC Series 2010-1 Class A2 144A

0.61

01/14/2013

2,401,079

2,401,108

Home Equity Asset Trust Series 2003-7 Class M1±

1.19

03/25/2034

5,968,957

4,652,515

Honda Auto Receivables Owner Trust Series 2010-3 Class A2

0.53

01/21/2013

3,410,699

3,410,949

Honda Auto Receivables Owner Trust Series 2011-1 Class A2

0.65

06/17/2013

6,500,000

6,505,442

Honda Auto Receivables Owner Trust Series 2011-2 Class A2

0.57

07/18/2013

6,000,000

6,001,027

Hyundai Auto Lease Securitization Trust Series 2011 Class A2 144A

0.69

11/15/2013

3,400,000

3,398,534

Hyundai Auto Receivables Trust Series 2010 A Class A2

0.86

11/15/2012

747,507

747,765

Hyundai Auto Receivables Trust Series 2010 B Class A2

0.57

03/15/2013

3,129,469

3,130,047

John Deere Owner Trust Series 2011-A Class A2

0.64

06/16/2014

7,000,000

6,999,572

Mercedes-Benz Auto Lease Trust Series 2011-1A Class A2 144A

0.79

04/15/2013

6,000,000

6,005,074

Mercedes-Benz Auto Receivables Trust Series 2010-1 Class A2

0.70

08/15/2012

126,864

126,873

Nissan Auto Lease Trust Series 2010-B Class A2

0.90

05/15/2013

5,130,040

5,135,558

Nissan Auto Receivables Owner Trust Series 2010-A Class A2

0.55

03/15/2013

2,025,076

2,025,151

Nissan Auto Receivables Owner Trust Series 2011-A Class A2

0.65

12/16/2013

12,500,000

12,539,624

Porsche Financial Auto Securitization Series 2011-1 Class A2 144A

0.56

12/16/2013

6,000,000

5,997,389

Residential Asset Securities Corporation Series 2001-KS1 Class AII±

0.69

03/25/2032

117,342

110,902

Structured Asset Investment Loan Trust Series 2003-BC10 Class M1±

1.34

10/25/2033

3,605,091

2,700,830

Structured Asset Investment Loan Trust Series 2003-BC3 Class M1±

1.64

04/25/2033

5,917,634

4,669,072

Toyota Auto Receivables Owner Trust Series 2010-B Class A2

0.74

08/15/2012

2,104,304

2,104,870

Toyota Auto Receivables Owner Trust Series 2010-C Class A2

0.51

12/17/2012

6,490,107

6,489,521

Volkswagen Auto Lease Trust Series 2010-A Class A2

0.77

01/22/2013

3,473,064

3,473,704

Total Asset-Backed Securities (Cost $145,898,331)

133,864,558

Corporate Bonds and Notes: 48.54%

Consumer Discretionary: 8.81%

Auto Components: 0.41%

AutoZone Incorporated

5.88

10/15/2012

5,000,000

5,254,815

Diversified Consumer Services: 0.82%

Life Technologies Corporation

3.38

03/01/2013

5,000,000

5,139,460

Science Applications International Corporation

6.25

07/01/2012

5,000,000

5,198,450

10,337,910

Hotels, Restaurants & Leisure: 0.81%

Marriott International

4.63

06/15/2012

6,038,000

6,182,308

Starwood Hotels & Resorts Worldwide Incorporated

6.25

02/15/2013

4,000,000

4,130,000

10,312,308

Household Durables: 0.85%

Mohawk Industries Incorporated Series D

7.20

04/15/2012

4,250,000

4,335,000

Newell Rubbermaid Incorporated

5.50

04/15/2013

6,095,000

6,467,526

10,802,526

Media: 3.29%

CBS Corporation

8.20

05/15/2014

7,000,000

8,146,712

Charter Communications Operating LLC 144A

8.00

04/30/2012

5,000,000

5,125,000

Comcast Cable Holdings LLC

9.80

02/01/2012

6,065,000

6,278,427

EchoStar DBS Corporation

7.00

10/01/2013

3,000,000

3,146,250

Historic TW Incorporated

9.13

01/15/2013

3,270,000

3,608,465

14

Wells Fargo Advantage Ultra Short-Term Income Fund

Portfolio of Investments—August 31, 2011

Security Name

Interest Rate

Maturity Date

Principal

Value

Media (continued)

Mcgraw-Hill Companies Incorporated

5.38
%

11/15/2012

$
2,025,000

$
2,115,675

Time Warner Cable Incorporated

5.40

07/02/2012

6,100,000

6,318,472

Viacom Incorporated

4.38

09/15/2014

6,512,000

7,018,679

41,757,680

Multiline Retail: 1.56%

JCPenney Company Incorporated

9.00

08/01/2012

6,280,000

6,703,900

Kohl’s Corporation

7.38

10/15/2011

5,630,000

5,668,813

Macy’s Incorporated

5.35

03/15/2012

4,250,000

4,328,553

Target Corporation

5.88

03/01/2012

3,019,000

3,098,442

19,799,708

Specialty Retail: 1.07%

Best Buy Company Incorporated

6.75

07/15/2013

5,500,000

5,945,462

Home Depot Incorporated

5.25

12/16/2013

7,000,000

7,621,257

13,566,719

Consumer Staples: 2.51%

Beverages: 0.44%

Anheuser Busch InBev Worldwide Incorporated±

0.98

03/26/2013

3,000,000

3,024,660

Anheuser Busch InBev Worldwide Incorporated

3.00

10/15/2012

2,495,000

2,557,869

5,582,529

Food & Staples Retailing: 1.46%

CVS Caremark Corporation 144A

7.77

01/10/2012

2,647,301

2,713,483

HJ Heinz Company Step Bond 144A

15.59

12/01/2020

4,000,000

4,302,560

Kraft Foods Incorporated

5.63

11/01/2011

751,000

756,364

Safeway Incorporated

5.80

08/15/2012

5,500,000

5,737,661

Wm.Wrigley Jr. Company 144A

2.45

06/28/2012

5,000,000

5,001,255

18,511,323

Household Products: 0.16%

Procter & Gamble Company

0.70

08/15/2014

2,000,000

2,004,422

Tobacco: 0.45%

UST Incorporated

6.63

07/15/2012

5,500,000

5,752,533

Energy: 3.17%

Energy Equipment & Services: 1.04%

Enterprise Products Operating LLC

4.60

08/01/2012

6,017,000

6,213,184

Kinder Morgan Energy Partners LP

7.13

03/15/2012

6,700,000

6,907,365

13,120,549

Oil, Gas & Consumable Fuels: 2.13%

Chesapeake Energy Corporation

7.63

07/15/2013

4,000,000

4,290,000

El Paso Corporation

7.38

12/15/2012

1,000,000

1,056,810

Energy Transfer Partners LP

5.65

08/01/2012

2,000,000

2,077,748

Kinder Morgan Incorporated

6.50

09/01/2012

7,000,000

7,262,500

Transcontinental Gas Pipe Corporation

8.88

07/15/2012

6,000,000

6,391,740

Valero Energy Corporation«

6.88

04/15/2012

3,775,000

3,906,849

Portfolio of Investments—August 31, 2011

Wells Fargo Advantage Ultra Short-Term Income Fund

15

Security Name

Interest Rate

Maturity Date

Principal

Value

Oil, Gas & Consumable Fuels (continued)

Weatherford International Incorporated

5.95
%

06/15/2012

$
2,020,000

$
2,086,715

27,072,362

Financials: 18.39%

Capital Markets: 0.46%

Jefferies Group Incorporated

5.88

06/08/2014

5,410,000

5,874,346

Commercial Banks: 5.31%

Bank of Nova Scotia 144A

1.45

07/26/2013

12,000,000

12,167,880

Branch Banking & Trust Corporation

3.85

07/27/2012

665,000

682,976

Branch Banking & Trust Corporation

4.75

10/01/2012

6,000,000

6,212,364

Canadian Imperial Bank of Commerce 144A

2.00

02/04/2013

14,000,000

14,257,838

Charter One Bank NA

6.38

05/15/2012

5,000,000

4,999,900

Credit Suisse

2.20

01/14/2014

6,000,000

6,020,112

Hudson United Bank

7.00

05/15/2012

1,925,000

2,002,121

Key Bank NA

5.50

09/17/2012

3,000,000

3,111,651

Key Bank NA

5.70

08/15/2012

3,000,000

3,115,419

M&I Marshall & IIsley Bank

5.25

09/04/2012

6,510,000

6,696,049

PNC Funding Corporation±

0.39

01/31/2012

2,000,000

2,000,240

PNC Funding Corporation±

0.45

04/01/2012

2,100,000

2,103,931

State Street Bank & Trust Company±

0.45

09/15/2011

3,000,000

3,000,354

Union Bank NA

2.13

12/16/2013

1,000,000

1,003,801

67,374,636

Consumer Finance: 5.20%

American Express Credit Corporation

7.30

08/20/2013

7,000,000

7,730,310

American Honda Finance Corporation 144A

2.38

03/18/2013

4,000,000

4,077,140

Capital One Financial Corporation

7.38

05/23/2014

7,000,000

7,875,098

Devon Financing Corporation

6.88

09/30/2011

4,362,000

4,379,631

ERAC USA Finance Company 144A

5.80

10/15/2012

6,000,000

6,284,214

Ford Motor Credit Company LLC

7.00

10/01/2013

4,000,000

4,267,672

General Electric Capital Corporation±

0.37

06/12/2012

8,500,000

8,491,288

HJ Heinz Finance Company

6.00

03/15/2012

2,000,000

2,052,526

SLM Corporation±

0.48

10/25/2011

2,000,000

1,995,368

SLM Corporation

5.40

10/25/2011

4,200,000

4,200,004

Sprint Capital Corporation

8.38

03/15/2012

2,000,000

2,060,000

Teva Pharmaceutical Finance LLC

1.50

06/15/2012

5,000,000

5,027,420

Verizon Wireless Capital LLC

7.38

11/15/2013

6,688,000

7,554,658

65,995,329

Diversified Financial Services: 2.47%

Bank of New York Mellon Corporation±

0.41

06/29/2012

2,700,000

2,705,576

Citigroup Incorporated

6.50

08/19/2013

7,000,000

7,445,683

Goldman Sachs Group Incorporated

4.75

07/15/2013

7,000,000

7,283,661

HSBC Finance Corporation

7.00

05/15/2012

5,095,000

5,278,873

Invesco Limited

5.38

02/27/2013

2,465,000

2,605,939

Morgan Stanley

3.25

12/01/2011

6,000,000

6,044,886

31,364,618

16

Wells Fargo Advantage Ultra Short-Term Income Fund

Portfolio of Investments—August 31, 2011

Security Name

Interest Rate

Maturity Date

Principal

Value

Insurance: 2.36%

AON Corporation

7.38
%

12/14/2012

$
6,000,000

$
6,485,970

ASIF Global Financing XIX 144A

4.90

01/17/2013

3,000,000

3,090,000

Genworth Life Institutional Funding Trust 144A

5.88

05/03/2013

3,715,000

3,803,075

Hartford Financial Services Group Incorporated

5.25

10/15/2011

6,000,000

6,023,760

Mass Mutual Global Funding II 144A

3.63

07/16/2012

1,500,000

1,534,797

Nationwide Financial Services

6.25

11/15/2011

5,868,000

5,905,262

Prudential Financial Incorporated Series MTN

5.10

12/14/2011

3,000,000

3,029,061

29,871,925

REIT: 2.59%

Duke Realty LP

5.88

08/15/2012

4,000,000

4,124,836

Duke Realty LP

6.25

05/15/2013

1,950,000

2,061,864

ERP Operating LP

6.63

03/15/2012

5,975,000

6,142,228

HCP Incorporated

5.63

02/28/2013

1,000,000

1,045,605

HCP Incorporated

5.95

09/15/2011

5,000,000

5,005,515

Health Care REIT Incorporated

8.00

09/12/2012

3,986,000

4,180,943

Simon Property Group LP

5.45

03/15/2013

4,800,000

5,099,971

Ventas Realty LP

9.00

05/01/2012

5,000,000

5,230,910

32,891,872

Health Care: 2.64%

Biotechnology: 0.60%

Biogen Idec Incorporated

6.00

03/01/2013

7,226,000

7,679,721

Health Care Providers & Services: 2.04%

Anthem Incorporated

6.80

08/01/2012

5,000,000

5,262,055

Cigna Corporation

6.38

10/15/2011

4,000,000

4,024,740

Coventry Health Care Incorporated

5.88

01/15/2012

7,000,000

7,094,717

Express Scripts Incorporated

5.25

06/15/2012

5,251,000

5,418,334

McKesson HBOC Incorporated

5.25

03/01/2013

3,829,000

4,068,274

25,868,120

Industrials: 3.18%

Aerospace & Defense: 0.32%

BAE Systems Holdings Incorporated 144A

6.40

12/15/2011

4,000,000

4,063,108

Building Products: 0.48%

Masco Corporation

5.88

07/15/2012

6,000,000

6,121,206

Commercial Services & Supplies: 1.20%

CRH America Incorporated

5.63

09/30/2011

2,808,000

2,815,556

Pitney Bowes Inc

3.88

06/15/2013

6,412,000

6,614,459

R.R. Donnelley & Sons Company

4.95

04/01/2014

6,000,000

5,820,000

15,250,015

Electrical Equipment: 0.37%

Agilent Technologies Incorporated

4.45

09/14/2012

4,500,000

4,645,251

Machinery: 0.42%

Case New Holland Incorporated

7.75

09/01/2013

5,000,000

5,262,500

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Ultra Short-Term Income Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Road & Rail: 0.39%
CSX Corporation	6.30%	03/15/2012	$2,000,000	$2,057,162
Union Pacific Corporation	6.13	01/15/2012	2,850,000	2,902,870

				4,960,032

Information Technology: 1.73%

Computers & Peripherals: 0.41%
Hewlett-Packard Company	2.95	08/15/2012	265,000	269,554
Seagate Technology HDD Holdings	6.38	10/01/2011	5,000,000	5,000,000

				5,269,554

IT Services: 0.60%
Electronic Data Systems Corporation Series B	6.00	08/01/2013	7,000,000	7,608,916

Semiconductors & Semiconductor Equipment: 0.72%
Broadcom Corporation 144A	1.50	11/01/2013	4,000,000	4,020,708
National Semiconductor Corporation	6.15	06/15/2012	4,908,000	5,065,493

				9,086,201

Materials: 1.50%

Metals & Mining: 0.99%
Barrick Gold Corp 144A	1.75	05/30/2014	7,000,000	7,098,637
Rio Tinto Alcan Incorporated	4.88	09/15/2012	1,000,000	1,035,655
Teck Cominco Incorporated	7.00	09/15/2012	3,270,000	3,466,193
United States Steel Corporation	5.65	06/01/2013	1,000,000	1,025,000

				12,625,485

Paper & Forest Products: 0.51%
International Paper Company	6.75	09/01/2011	6,470,000	6,470,000

Telecommunication Services: 2.56%

Diversified Telecommunication Services: 1.91%
Bellsouth Corporation 144A	4.46	04/26/2021	6,000,000	6,133,140
Citizens Communications Company	6.25	01/15/2013	4,500,000	4,601,250
Qwest Corporation±	3.50	06/15/2013	3,000,000	2,977,500
Qwest Corporation	8.88	03/15/2012	4,000,000	4,135,000
Verizon Virginia Incorporated Series A	4.63	03/15/2013	6,070,000	6,378,198

				24,225,088

Wireless Telecommunication Services: 0.65%
AT&T Wireless Services Incorporated	8.13	05/01/2012	4,000,000	4,190,044
Motorola Incorporated	8.00	11/01/2011	4,000,000	4,042,716

				8,232,760

Utilities: 4.05%

Electric Utilities: 3.82%
Allegheny Energy Supply Company LLC 144A	8.25	04/15/2012	3,000,000	3,131,475
Aquila Incorporated Step Bond	11.88	07/01/2012	5,055,000	5,482,355
Arizona Public Service Company	6.38	10/15/2011	6,000,000	6,036,426

18	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Electric Utilities (continued)
Carolina Power & Light Company	6.50%	07/15/2012	$6,000,000	$6,299,724
CenterPoint Energy Houston Electric LLC Series U	7.00	03/01/2014	5,669,000	6,471,379
Columbus Southern Power Company±	0.65	03/16/2012	5,000,000	5,008,185
Dominion Resources Incorporated	5.00	03/15/2013	8,425,000	8,946,558
FirstEnergy Corporation Series B	6.45	11/15/2011	5,043,000	5,093,369
Public Services Electricity and Gas	0.85	08/15/2014	2,000,000	1,981,314

				48,450,785

Multi-Utilities: 0.23%
DTE Energy Company±	0.96	06/03/2013	3,000,000	3,004,746

Total Corporate Bonds and Notes (Cost $616,323,821)				616,071,598

Municipal Bonds and Notes: 6.99%

California: 1.21%
California PCFA Solid Waste Disposal (Resource Recovery Revenue)±	1.45	08/01/2023	1,500,000	1,499,940
Glendale CA Redevelopment Agency Tax Allocation (Tax Revenue)	3.50	12/01/2012	1,730,000	1,735,623
MuniMae Trust Series 2001-1 Class A (Housing Revenue, FHLMC Insured)±	4.00	10/26/2016	3,325,000	3,353,030
Oakland-Alameda County CA (Miscellaneous Revenue)	6.80	09/06/2011	5,800,000	5,800,000
San Francisco CA International Airport Series E (Airport Revenue)±	1.87	05/01/2012	2,900,000	2,923,171

				15,311,764

Florida: 0.66%
Miami-Dade County FL IDA Waste Management Incorporated Florida Project (Resource Recovery Revenue)±	2.63	08/01/2023	2,800,000	2,803,080
MuniMae Trust Series 2001-3 Class A (Housing Revenue, FHLMC Insured)±	4.00	06/24/2019	5,285,000	5,329,553
South Incorporated Educational Funding (Education Revenue, Guaranteed Student Loans Insured)±	0.56	09/02/2013	227,375	222,448

				8,355,081

Illinois: 0.09%
Illinois Finance Authority (Resource Recovery Revenue)±	1.45	04/01/2013	1,100,000	1,100,319

Indiana: 0.68%
Indiana EDFA AMT Republic Services Incorporated Project (Resource Recovery Revenue)±§	1.85	05/01/2034	2,500,000	2,500,000
Indiana State Development Finance Authority Environmental USX Corporation Project (IDR)±§	5.25	12/01/2022	6,000,000	6,137,520

				8,637,520

Kentucky: 0.89%
Kentucky EDFA Solid Waste Disposal (Resource Recovery Revenue)±§	1.25	04/01/2031	8,250,000	8,250,000
Louisville/Jefferson County KY PCR Louisville Gas & Electric Project Series A (Utilities Revenue)±§	1.90	10/01/2033	3,000,000	3,019,500

				11,269,500

Louisiana: 0.42%
Louisiana Gas & Fuels Tax (Tax Revenue)±§	2.69	05/01/2043	5,250,000	5,355,893

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Ultra Short-Term Income Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

New Hampshire: 0.44%
New Hampshire Business Finance Authority The United Illuminating Company Project (Lease Revenue)±§	7.13%	07/01/2027	$5,500,000	$5,629,690

New York: 0.17%
Babylon NY IDAG Taxable Covanta Babylon Series B (IDR)	4.67	01/01/2012	1,030,000	1,039,157
Onondaga County NY Property Tax Receivables (Lease Revenue)	3.50	04/01/2013	1,110,000	1,110,988

				2,150,145

Ohio: 0.38%
Ohio State Air Quality Development Authority PCR FirstEnergy Series D (IDR)±§	4.75	08/01/2029	1,800,000	1,855,962
Ohio State Water Development Authority Solid Waste Management Incorporated Project (Resource Recovery Revenue)±	1.75	06/01/2013	3,000,000	3,011,340

				4,867,302

Oklahoma: 0.14%
Oklahoma County OK Finance Authority (Lease Revenue)	2.33	11/01/2012	1,725,000	1,744,924

Oregon: 0.35%
Oregon School Boards Association (Miscellaneous Revenue, NATL-RE FGIC Insured)(z)	0.00	06/30/2012	4,500,000	4,479,075

Pennsylvania: 0.08%
Pennsylvania EDFA Waste Management Incorporated Project (Resource Recovery Revenue)±§	2.63	12/01/2033	1,000,000	1,014,300

South Carolina: 0.47%
York County SC PCR (Water & Sewer Revenue)±	1.00	09/15/2024	6,000,000	6,007,200

Texas: 0.21%
Houston TX Airport Services Sub-Lien Series A (Airport Revenue)	5.00	07/01/2013	2,500,000	2,659,050

West Virginia: 0.48%
West Virginia Solid Waste Disposal Facilities Amos Project Series A (Utilities Revenue)±	2.00	01/01/2041	6,000,000	6,065,040

Wisconsin: 0.32%
Marshfield WI Taxable BAN Series B (Utilities Revenue)	2.00	12/01/2011	4,000,000	4,015,280

Total Municipal Bonds and Notes (Cost $88,515,603)				88,662,083

Non-Agency Mortgage Backed Securities: 8.58%
Aames Mortgage Trust Series 2003-1 Class M1±	1.24	10/25/2033	8,520,697	6,795,512
Bank of America Mortgage Securities Series 2002-K Class 3A1±	2.71	10/20/2032	9,475	8,941
Bear Stearns Commercial Mortgage Securities Series 2004-PWR3 Class A3	4.49	02/11/2041	2,855,052	2,916,327
Bear Stearns Commercial Mortgage Securities Series 2004-PWR6 Class A4	4.52	11/11/2041	4,095,000	4,122,965
Citicorp Mortgage Securities Incorporated Series 1992-7 Class A	2.30	03/25/2022	167,536	155,971
Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	09/20/2021	185,622	209,744
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10/15/2037	2,737,801	2,747,167
Countrywide Alternative Loan Trust Series 2003-2011 T1 Class A1	4.75	07/25/2018	3,476,385	3,557,896
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1±	2.22	06/19/2031	710,749	628,781

20	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1±	2.02%	06/19/2031	$420,955	$373,573
Countrywide Home Loans Mortgage Pass-Through Trust Series 2004-20 Class 3A1±	2.26	09/25/2034	299,425	180,430
Credit Suisse First Boston Mortgage Securities Corporation Series 2002-CKP1 Class A3	6.44	12/15/2035	5,356,738	5,423,296
Credit Suisse First Boston Mortgage Securities Corporation Series 2002-CP3 Class A3	5.60	07/15/2035	6,840,834	6,983,869
DLJ Mortgage Acceptance Corporation Series 1990-2 Class A(i)	3.05	01/25/2022	251,447	239,124
DLJ Mortgage Acceptance Corporation Series 1991-3 Class A1(i)	2.08	01/25/2021	69,356	64,107
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3±	0.96	09/25/2033	1,009,982	883,255
GE Capital Commercial Mortgage Corporation Series 2002-2A Class A3	5.35	08/11/2036	6,500,000	6,647,888
GE Capital Commercial Mortgage Corporation Series 2003-C1 Class A4	4.82	01/10/2038	3,167,333	3,274,205
GMAC Commercial Mortgage Securities Incorporated Series 2002-C2 Class A3	5.71	10/15/2038	1,964,288	1,993,136
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A	8.00	09/19/2027	127,333	131,861
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF±144A	0.62	06/25/2034	3,732,935	3,030,808
GSMPS Mortgage Loan Trust Series 2004-4 Class 2A1±144A	3.88	06/25/2034	3,254,274	2,942,527
GSMPS Mortgage Loan Trust Series 2006-RP1 Class 1AF1±144A	0.57	01/25/2036	3,607,655	2,643,116
GSR Mortgage Loan Trust Series 2004-1 Class 2A2±	1.94	04/25/2032	1,384,601	1,155,410
Housing Securities Incorporated Series 1992-8 Class C	3.00	06/25/2024	90,378	87,976
Housing Securities Incorporated Series 1992-8 Class E	3.91	06/25/2024	205,050	194,064
Jeffries and Company Incorporated Series 2010-R7 Class 7A6 144A	3.25	10/26/2036	3,652,155	3,633,931
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2003-C1 Class A2	4.99	01/12/2037	6,715,000	6,956,760
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-C1 Class A3	5.38	07/12/2037	1,467,936	1,494,537
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2002-CIB5 Class A2	5.16	10/12/2037	5,730,000	5,897,293
Master Mortgages Trust Series 2002-3 Class 4A1±	2.63	10/25/2032	40,050	37,571
Morgan Stanley Capital I Series 2004-IQ7 Class A3	5.35	06/15/2038	2,094,400	2,109,017
Morgan Stanley Capital I Series 2004-IQ8 Class A4	4.90	06/15/2040	3,835,000	3,877,461
Morgan Stanley Dean Witter Capital I Series 2004-T15 Class A3	5.03	06/13/2041	1,807,653	1,839,836
Morgan Stanley Mortgage Trust Series 35 Class 2±(i)(w)	15,243.50	04/20/2021	49	11,900
Nomura Asset Securities Corporation Series 1998-D6 Class A2	7.31	03/15/2030	5,240,000	5,579,515
Prudential Home Mortgage Securities Series 1988-1 Class A±	2.56	04/25/2018	34,229	31,213
Resecuritization Mortgage Trust Series 1998-B Class A±(i)144A	0.47	04/26/2021	12,076	11,753
Residential Finance LP Series 2003-C Class B3±144A	1.61	09/10/2035	7,001,503	5,772,599
Residential Finance LP Series 2003-C Class B4±144A	1.81	09/10/2035	4,149,039	2,914,824
SACO I Trust Series 2005-2 Class A±(i)144A	0.62	04/25/2035	70,822	26,595
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A	2.01	11/25/2020	739,643	720,908
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A1	8.99	10/25/2024	2,403,149	2,449,372
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A2	9.66	10/25/2024	277,521	287,727
Structured Asset Securities Corporation Series 1998-2 Class A±	0.74	02/25/2028	439,450	387,510
Structured Asset Securities Corporation Series 1998-RF1 Class A 144A	8.07	04/15/2027	2,604,894	2,609,362
Structured Asset Securities Corporation Series 1998-RF2 Class A 144A	7.84	07/15/2027	3,324,257	3,360,535
Terwin Mortgage Trust Series 2004-21HE Class 1A1±	1.18	12/25/2034	109,240	93,023
Wilshire Funding Corporation Series 1996-3 Class M2	5.78	08/25/2032	267,401	261,444
Wilshire Funding Corporation Series 1996-3 Class M3	5.78	08/25/2032	237,359	226,137
Wilshire Funding Corporation Series 1998-2 Class M1	2.00	12/28/2037	1,020,010	923,872

Total Non-Agency Mortgage Backed Securities (Cost $116,781,512)				108,906,644

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Ultra Short-Term Income Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Term Loans: 0.55%
Georgia Pacific Corporation	2.32%	12/21/2012	$2,786,236	$2,765,925
SUPERVALU Incorporated	1.60	06/01/2012	4,236,475	4,192,797

Total Term Loans (Cost $6,938,121)				6,958,722

Yankee Corporate Bonds and Notes: 18.51%

Consumer Discretionary: 0.34%

Multiline Retail: 0.34%
Wesfarmers Limited 144A	7.00	04/10/2013	4,000,000	4,318,476

Consumer Staples: 0.85%

Food & Staples Retailing: 0.85%
Cia Brasileira de Bebidas	10.50	12/15/2011	5,401,000	5,536,025
Woolworths Limited 144A	5.25	11/15/2011	5,225,000	5,271,644

				10,807,669

Energy: 1.51%

Oil, Gas & Consumable Fuels: 1.51%
Encana Corporation	6.30	11/01/2011	4,862,000	4,904,372
Husky Energy Incorporated	6.25	06/15/2012	6,000,000	6,234,750
Noble Corporation	5.88	06/01/2013	7,420,000	8,016,353

				19,155,475

Financials: 13.52%

Capital Markets: 0.60%
BP Capital Markets plc	5.25	11/07/2013	7,000,000	7,571,718

Commercial Banks: 12.58%
ANZ National (International) Limited 144A	2.38	12/21/2012	3,500,000	3,539,309
Australia & New Zealand Banking Group Limited±144A	0.53	06/18/2012	6,000,000	6,004,632
Banco Santander Chile 144A	2.88	11/13/2012	4,000,000	4,012,540
Bank Nederlandse Gemeenten	5.00	05/16/2014	14,000,000	15,534,778
Barclays Bank plc	2.50	01/23/2013	3,000,000	3,003,888
Commonwealth Bank of Australia±144A	0.80	03/19/2013	4,500,000	4,496,441
European Investment Bank	2.63	11/15/2011	7,000,000	7,030,947
HSBC Bank plc 144A	1.63	07/07/2014	10,000,000	10,118,440
ING Bank NV±144A	1.30	03/15/2013	6,000,000	5,971,074
ING Bank NV 144A	2.63	02/09/2012	10,000,000	10,094,820
Nordea Eiendomskreditt 144A	1.88	04/07/2014	12,500,000	12,778,975
Oesterreichische Kontrollbank	1.38	01/21/2014	14,000,000	14,263,802
Royal Bank Scotland plc 144A	1.45	10/20/2011	4,000,000	4,005,424
SpareBank 1 Boligkreditt 144A	1.25	10/25/2013	14,000,000	14,093,604
Stadshypotek AB 144A	1.45	09/30/2013	12,500,000	12,635,000
Svenska Handelsbanken AB 144A	2.88	09/14/2012	2,507,000	2,562,362
SwedBank AB 144A	2.80	02/10/2012	4,000,000	4,040,836
Swedbank AB 144A	3.00	12/22/2011	6,000,000	6,042,600
Westpac Banking Corporation±144A	0.44	12/14/2012	5,000,000	5,002,450
Westpac Banking Corporation	2.25	11/19/2012	3,000,000	3,046,404
Xstrata Finance Canada Limited 144A	5.50	11/16/2011	11,245,000	11,348,656

				159,626,982

22	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Diversified Financial Services: 0.34%
Amvescap plc	5.63%	04/17/2012	$4,250,000	$4,374,478

Industrials: 0.32%

Building Products: 0.32%
Tyco Electronics Group SA	6.00	10/01/2012	3,830,000	4,045,748

Materials: 0.61%

Metals & Mining: 0.61%
Arcelormittal	5.38	06/01/2013	7,500,000	7,798,388

Telecommunication Services: 1.36%

Diversified Telecommunication Services: 1.36%
British Telecommunications plc	5.15	01/15/2013	3,553,000	3,745,782
Deutsche Telekom International Finance BV	5.25	07/22/2013	7,000,000	7,476,980
Telefonica Emisiones SAU	2.58	04/26/2013	6,145,000	6,060,283

				17,283,045

Total Yankee Corporate Bonds and Notes (Cost $234,057,347)				234,981,979

Other: 0.03%
Gryphon Funding Limited, Pass-through Entity (i)(a)(v)			206,499	78,779
VFNC Corporation, Pass-through Entity 0.21% ±(i)144A(a)(v)			563,059	304,052

Total Other (Cost $171,240)				382,831

	Yield

Short-Term Investments: 1.88%

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill#	0.02	09/22/2011	1,000,000	999,991
U.S. Treasury Bill#	0.03	09/22/2011	100,000	99,998

				1,099,989

			Shares

Investment Companies: 1.79%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.05		22,726,143	22,726,143
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.19		46,760	46,760

				22,772,903

Total Short-Term Investments (Cost $23,872,891)				23,872,892

Total Investments in Securities
(Cost $1,282,316,760)*	99.88%	1,267,587,057
Other Assets and Liabilities, Net	0.12	1,581,841

Total Net Assets	100.00%	$1,269,168,898

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Ultra Short-Term Income Fund	23

±	Variable rate investment.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

«	All or a portion of this security is on loan.

§	These securities are subject to a demand feature which reduces the effective maturity.

(z)	Zero coupon security. Rate represents yield to maturity.

(v)	Security represents investment of cash collateral received from securities on loan.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(w)	This security is a structured note which generates income based on a coupon formula (-1,500 * 1 month LIBOR + 15,573.5%) and the prepayment behavior of the underlying collateral. The coupon is subject to a mandatory cap of 15,573.5% and a mandatory floor of 11%. The current interest rate is (-1,500*0.22%)+15,573.5% =15,243.50%.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,282,618,784 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,050,304
Gross unrealized depreciation	(24,082,031)

Net unrealized depreciation	$(15,031,727)

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Ultra Short-Term Income Fund	Statement of Assets and Liabilities—August 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$1,244,814,154
In affiliated securities, at value	22,772,903

Total investments, at value (see cost below)	1,267,587,057
Receivable for investments sold	800,000
Principal paydown receivable	39,577
Receivable for Fund shares sold	2,142,673
Receivable for interest	12,571,432
Receivable for daily variation margin on open futures contracts	4,648
Prepaid expenses and other assets	114,445

Total assets	1,283,259,832

Liabilities
Dividends payable	442,010
Payable for investments purchased	2,500,000
Payable for Fund shares redeemed	10,294,542
Payable upon receipt of securities loaned	218,000
Advisory fee payable	222,780
Distribution fees payable	11,556
Due to other related parties	195,331
Accrued expenses and other liabilities	206,715

Total liabilities	14,090,934

Total net assets	$1,269,168,898

NET ASSETS CONSIST OF
Paid-in capital	$1,377,991,929
Undistributed net investment income	27,221
Accumulated net realized losses on investments	(94,003,150)
Net unrealized losses on investments	(14,847,102)

Total net assets	$1,269,168,898

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$160,767,765
Shares outstanding – Class A	18,873,911
Net asset value per share – Class A	$8.52
Maximum offering price per share – Class A2	$8.69
Net assets – Class C	$19,116,619
Shares outstanding – Class C	2,244,610
Net asset value per share – Class C	$8.52
Net assets – Administrator Class	$107,448,800
Shares outstanding – Administrator Class	12,663,604
Net asset value per share – Administrator Class	$8.48
Net assets – Institutional Class	$596,837,811
Shares outstanding – Institutional Class	70,096,644
Net asset value per share – Institutional Class	$8.51
Net assets – Investor Class	$384,997,903
Shares outstanding – Investor Class	45,177,978
Net asset value per share – Investor Class	$8.52

Total investments, at cost	$1,282,316,760

Securities on loan, at value	$212,185

1.	The Fund has an unlimited amount of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended August 31, 2011	Wells Fargo Advantage Ultra Short-Term Income Fund	25

Investment income
Interest	$23,282,815
Income from affiliated securities	159,766
Securities lending income, net	1,951

Total investment income	23,444,532

Expenses
Advisory fee	4,773,985
Administration fees
Fund level	628,426
Class A	278,842
Class C	31,907
Administrator Class	139,208
Institutional Class	406,084
Investor Class	790,062
Shareholder servicing fees
Class A	434,845
Class C	49,855
Administrator Class	329,232
Investor Class	1,034,369
Distribution fees
Class C	149,565
Custody and accounting fees	78,938
Professional fees	46,541
Registration fees	127,384
Shareholder report expenses	55,398
Trustees’ fees and expenses	12,060
Other fees and expenses	16,010

Total expenses	9,382,711
Less: Fee waivers and/or expense reimbursements	(2,295,855)

Net expenses	7,086,856

Net investment income	16,357,676

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(5,997,403)
Futures transactions	(4,293,378)

Net realized losses on investments	(10,290,781)

Net change in unrealized gains (losses) on:
Unaffiliated securities	11,344,686
Futures transactions	149,070

Net change in unrealized gains (losses) on investments	11,493,756

Net realized and unrealized gains (losses) on investments	1,202,975

Net increase in net assets resulting from operations	$17,560,651

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Ultra Short-Term Income Fund	Statements of Changes in Net Assets

	Year Ended August 31, 2011		Year Ended August 31, 2010[1]		Year Ended May 31, 2010

Operations
Net investment income		$16,357,676		$4,493,817		$15,604,390
Net realized losses on investments		(10,290,781)		(4,207,364)		(9,736,503)
Net change in unrealized gains (losses) on investments		11,493,756		9,539,033		45,934,602

Net increase in net assets resulting from operations		17,560,651		9,825,486		51,802,489

Distributions to shareholders from
Net investment income
Class A		(2,364,368)		(807,763)		(2,461,875)
Class C		(121,803)		(50,394)		(186,102)
Administrator Class		(2,105,923)		(654,640)		(1,930,925)
Institutional Class		(8,589,073)		(1,390,997)		(2,237,594)
Investor Class		(5,527,588)		(2,026,086)		(10,602,398)

Total distributions to shareholders		(18,708,755)		(4,929,880)		(17,418,894)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	16,609,045	142,249,012	8,176,958	69,456,054	28,367,509	238,185,440
Class C	1,471,494	12,583,348	255,678	2,172,988	1,632,288	13,579,244
Administrator Class	16,037,475	136,840,531	5,483,615	46,430,837	9,556,172	79,407,119
Institutional Class	126,731,420	1,084,663,988	12,422,604	105,465,064	30,817,603	260,364,390
Investor Class	13,846,035	118,606,838	3,944,201	33,507,265	15,316,811	128,243,426

		1,494,943,717		257,032,208		719,779,619

Reinvestment of distributions
Class A	219,878	1,882,345	83,151	706,604	257,089	2,160,187
Class C	11,700	100,162	4,880	41,463	18,307	153,381
Administrator Class	206,734	1,763,127	72,191	611,364	197,008	1,639,015
Institutional Class	610,542	5,223,955	85,650	727,371	163,501	1,371,300
Investor Class	589,761	5,050,370	215,021	1,827,835	1,161,736	9,692,279

		14,019,959		3,914,637		15,016,162

Payment for shares redeemed
Class A	(22,479,813)	(192,388,389)	(6,459,551)	(54,858,480)	(15,956,760)	(134,913,912)
Class C	(1,731,271)	(14,816,194)	(286,169)	(2,431,086)	(296,600)	(2,497,606)
Administrator Class	(27,810,867)	(237,252,666)	(1,365,312)	(11,552,536)	(7,341,677)	(61,196,498)
Institutional Class	(87,878,062)	(751,540,648)	(5,150,365)	(43,731,255)	(11,173,875)	(94,519,924)
Investor Class	(20,555,497)	(176,043,901)	(6,368,955)	(54,092,204)	(15,628,588)	(130,664,972)

		(1,372,041,798)		(166,665,561)		(423,792,912)

Net asset value of shares issued in acquisition
Class A	0	0	4,557,046	38,657,865	0	0
Class C	0	0	569,677	4,832,448	0	0
Administrator Class	0	0	10,233,395	86,499,948	0	0

		0		129,990,261		0

Net increase in net assets resulting from capital share transactions		136,921,878		224,271,545		311,002,869

Total increase in net assets		135,773,774		229,167,151		345,386,464

Net assets
Beginning of period		1,133,395,124		904,227,973		558,841,509

End of period		$1,269,168,898		$1,133,395,124		$904,227,973

Undistributed net investment income		$27,221		$19,299		$19,297

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	27

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class A	2011	2010[1]	2010	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$8.52	$8.48	$8.03	$8.71	$9.09	$9.12
Net investment income	0.10	0.04	0.17	0.31	0.43	0.47
Net realized and unrealized gains (losses) on investments	0.02	0.04	0.48	(0.68)	(0.37)	(0.02)

Total from investment operations	0.12	0.08	0.65	(0.37)	0.06	0.45
Distributions to shareholders from
Net investment income	(0.12)	(0.04)	(0.20)	(0.31)	(0.44)	(0.48)
Net asset value, end of period	$8.52	$8.52	$8.48	$8.03	$8.71	$9.09
Total return[3]	1.37%	0.94%	8.22%	(4.27)%	0.68%	5.06%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%	0.91%	0.93%	1.08%	1.06%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.73%	0.80%
Net investment income	1.17%	1.62%	1.98%	3.70%	4.89%	5.13%
Supplemental data
Portfolio turnover rate	60%	9%	45%	32%	48%	28%
Net assets, end of period (000’s omitted)	$160,768	$208,845	$154,016	$44,163	$42,615	$44,858

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed to Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Class C	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$8.52	$8.48	$8.03	$8.57
Net investment income	0.04	0.02	0.12	0.21
Net realized and unrealized gains (losses) on investments	0.01	0.04	0.47	(0.54)

Total from investment operations	0.05	0.06	0.59	(0.33)
Distributions to shareholders from
Net investment income	(0.05)	(0.02)	(0.14)	(0.21)
Net asset value, end of period	$8.52	$8.52	$8.48	$8.03
Total return[3]	0.61%	0.75%	7.41%	(3.85)%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.63%	1.67%	1.64%
Net expenses	1.45%	1.45%	1.45%	1.45%
Net investment income	0.43%	0.88%	1.30%	2.77%
Supplemental data
Portfolio turnover rate	60%	9%	45%	32%
Net assets, end of period (000’s omitted)	$19,117	$21,226	$16,519	$4,775

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	29

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Administrator Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.48	$8.45	$8.00	$8.68	$9.06	$9.09
Net investment income	0.11	0.04	0.19	0.32	0.46	0.49
Net realized and unrealized gains (losses) on investments	0.02	0.03	0.46	(0.68)	(0.38)	(0.02)

Total from investment operations	0.13	0.07	0.65	(0.36)	0.08	0.47
Distributions to shareholders from
Net investment income	(0.13)	(0.04)	(0.20)	(0.32)	(0.46)	(0.50)
Net asset value, end of period	$8.48	$8.48	$8.45	$8.00	$8.68	$9.06
Total return[2]	1.52%	0.86%	8.41%	(4.15)%	0.84%	5.27%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.81%	0.81%	0.90%	0.88%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.57%	0.60%
Net investment income	1.33%	1.65%	2.32%	3.77%	5.03%	5.36%
Supplemental data
Portfolio turnover rate	60%	9%	45%	32%	48%	28%
Net assets, end of period (000’s omitted)	$107,449	$205,587	$82,835	$59,184	$28,254	$17,003

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Institutional Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.51	$8.48	$8.03	$8.71	$9.09	$9.12
Net investment income	0.13	0.04	0.19	0.33	0.47	0.51
Net realized and unrealized gains (losses) on investments	0.02	0.04	0.49	(0.67)	(0.37)	(0.02)

Total from investment operations	0.15	0.08	0.68	(0.34)	0.10	0.49
Distributions to shareholders from
Net investment income	(0.15)	(0.05)	(0.23)	(0.34)	(0.48)	(0.52)
Net asset value, end of period	$8.51	$8.51	$8.48	$8.03	$8.71	$9.09
Total return[2]	1.72%	1.03%	8.48%	(3.93)%	1.07%	5.54%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.54%	0.57%	0.59%	0.63%	0.61%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.50%	2.01%	2.26%	4.09%	5.24%	5.57%
Supplemental data
Portfolio turnover rate	60%	9%	45%	32%	48%	28%
Net assets, end of period (000’s omitted)	$596,838	$260,747	$197,087	$27,680	$61,898	$42,757

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	31

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended May 31,
Investor Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.52	$8.48	$8.03	$8.71	$9.09	$9.12
Net investment income	0.10	0.04	0.18	0.31	0.43	0.47
Net realized and unrealized gains (losses) on investments	0.01	0.04	0.47	(0.68)	(0.37)	(0.02)

Total from investment operations	0.11	0.08	0.65	(0.37)	0.06	0.45
Distributions to shareholders from
Net investment income	(0.11)	(0.04)	(0.20)	(0.31)	(0.44)	(0.48)
Net asset value, end of period	$8.52	$8.52	$8.48	$8.03	$8.71	$9.09
Total return[2]	1.34%	0.93%	8.18%	(4.32)%	0.64%	5.02%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.92%	0.98%	0.99%	1.21%	1.23%
Net expenses	0.73%	0.74%	0.75%	0.75%	0.78%	0.84%
Net investment income	1.15%	1.66%	2.16%	3.69%	4.86%	5.10%
Supplemental data
Portfolio turnover rate	60%	9%	45%	32%	48%	28%
Net assets, end of period (000’s omitted)	$384,998	$436,991	$453,772	$423,039	$594,246	$718,019

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub- adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities

Notes to Financial Statements	Wells Fargo Advantage Ultra Short-Term Income Fund	33

lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

34	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to Financial Statements

Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$2,359,001	$9,963,566	$(12,322,567)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At August 31, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2012	2013	2014	2015	2016	2017	2018	2019
$1,305,797	$477,614	$25,866,042	$2,154,408	$8,848,032	$35,029,445	$7,738,751	$7,448,920

As of August 31, 2011, the Fund had $4,949,516 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Notes to Financial Statements	Wells Fargo Advantage Ultra Short-Term Income Fund	35
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency securities	$0	$53,885,750	$0	$53,885,750
Asset-backed securities	0	130,624,856	3,239,702	133,864,558
Corporate bonds and notes	0	613,358,115	2,713,483	616,071,598
Municipal bonds and notes	0	88,662,083	0	88,662,083
Non-agency mortgage backed securities	0	105,272,713	3,633,931	108,906,644
Term loans	0	6,958,722	0	6,958,722
Yankee corporate bonds and notes	0	234,981,979	0	234,981,979
Other	0	0	382,831	382,831
Short-term investments
U.S. Treasury securities	1,099,989	0	0	1,099,989
Investment companies	22,726,143	46,760	0	22,772,903
	$23,826,132	$1,233,790,978	$9,969,947	$1,267,587,057

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of August 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$(117,399)	$0	$0	$(117,399)

+	Futures contracts are valued at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-backed securities	Corporate bonds and notes	Non-agency mortgage backed securities	Other	Total
Balance as of August 31, 2010	$7,361,148	$3,175,851	$3,729	$521,076	$11,061,804
Accrued discounts (premiums)	(72,373)	(60,551)	(62)	0	(132,986)
Realized gains (losses)	(1,802,531)	(9,863)	(6,690)	0	(1,819,084)
Change in unrealized gains (losses)	1,088,755	(57,235)	(33,327)	85,927	1,084,120
Purchases	3,864,703	0	5,818,436	0	9,683,139
Sales	(7,200,000)	(334,719)	(2,148,155)	(224,172)	(9,907,046)
Transfers into Level 3	0	0	0	0	0
Transfers out of Level 3	0	0	0	0	0
Balance as of August 31, 2011	$3,239,702	$2,713,483	$3,633,931	$382,831	$9,969,947
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$(104,416)	$(105,892)	$(29,598)	$(17,544)	$(257,450)

36	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $4,120 from the sale of Class A shares and $3,051 and $4,941 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to Financial Statements	Wells Fargo Advantage Ultra Short-Term Income Fund	37

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2011 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$6,674,431	$1,085,210,082	$104,100,500	$621,943,719

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2011, the Fund entered into futures contracts for speculate on interest rates.

At August 31, 2011, the Fund had short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Value at August 31, 2011	Net Unrealized Gains (Losses)
December 2011	1754 Short	2-Year U.S. Treasury Notes	$386,757,000	$(112,958)
December 2011	35 Short	5-Year U.S. Treasury Notes	4,289,141	(4,441)

The Fund had an average notional amount of $212,486,538 in short futures contracts during the year ended August 31, 2011.

On August 31, 2011, the cumulative unrealized losses on futures contracts in the amount of $117,399 is reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (or losses) on futures contracts are reflected in the Statement of Operations.

7. ACQUISITION

After the close of business on July 9, 2010, the Fund acquired the net assets of Wells Fargo Advantage Stable Income Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Stable Income Fund for 15,360,118 shares of the Fund valued at $129,990,261 at an exchange ratio of 1.17 for Class A and Administrator Class and an exchange ratio of 1.16 for Class B and Class C. Shareholders holding Class A, Class B, Class C and Administrator Class shares of Wells Fargo Advantage Stable Income Fund received Class A, Class A, Class C and Administrator Class shares, respectively, of the Fund in the reorganization. The investment portfolio of Wells Fargo Advantage Stable Income Fund with a fair value of $128,197,223, identified cost of $128,480,118 and unrealized depreciation of $282,895 at July 9, 2010 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Stable Income Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the three months ended August 31, 2010 would have been:

Net investment income	$4,665,807
Net realized and unrealized gains on investments	$4,536,706
Net increase in net assets resulting from operations	$9,202,513

The aggregate net assets of the Fund immediately before and after the acquisitions were $973,860,725 and $1,103,850,986, respectively.

38	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to Financial Statements

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011, the Fund paid $3,059 in commitment fees.

For the year ended August 31, 2011, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following periods were as follows:

	Year ended August 31,		Year ended May 31, 2010
	2011	2010*
Ordinary Income	$18,708,755	$4,929,880	$17,418,894

*	For the three months ended August 31, 2010.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward*
$469,232	$(15,031,727)	$(93,818,525)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2010, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Ultra Short-Term Income Fund	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Ultra Short-Term Income Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

40	Wells Fargo Advantage Ultra Short-Term Income Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 871 of the Internal Revenue Code, $14,539,256 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	41

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

42	Wells Fargo Advantage Ultra Short-Term Income Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	43

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Ultra Short-Term Income Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors,

44	Wells Fargo Advantage Ultra Short-Term Income Fund	Other Information (Unaudited)

together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a

Other Information (Unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	45

combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

46	Wells Fargo Advantage Ultra Short-Term Income Fund	Other Information (Unaudited)

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Ultra Short-Term Income Fund	47

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205330 10-11 A223/AR223 08-11

Wells Fargo Advantage

Adjustable Rate Government Fund

Annual Report

August 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Adjustable Rate Government Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Adjustable Rate Government Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of 2008. The Caa-rated3 credit

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

3.	The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

Letter to Shareholders	Wells Fargo Advantage Adjustable Rate Government Fund	3

tier (Caa-rated subsector of the Barclays Capital U.S. Corporate High Yield Bond Index) returned 8.7% during the period, while the Baa-rated credit tier of the Barclays Capital U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S. Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

4	Wells Fargo Advantage Adjustable Rate Government Fund	Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again surged higher during the spring and summer on heightened political turmoil in the Middle East. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	5

INVESTMENT OBJECTIVE

The Fund seeks current income consistent with capital preservation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA

Christopher Y. Kauffman, CFA

FUND INCEPTION

October 1, 1991

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011
Class A (Excluding Sales Charges)	2.04%
Barclays Capital 6-Month Treasury Bill Index[1]	0.35%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.74% for Class A shares. The Fund’s gross and net expense ratios are 0.89% and 0.75%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Barclays Capital 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-month U.S. Treasury Bills. The index follows Barclays Capital’s monthly rebalancing conventions. You cannot invest directly in an index.
2.	The chart compares the performance of the Wells Fargo Advantage Adjustable Rate Government Fund Class A shares for the most recent ten years with the Barclays Capital 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6	Wells Fargo Advantage Adjustable Rate Government Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 2.04% for the 12-month period that ended August 31, 2011. During the same period, the Fund’s benchmark, the Barclays Capital 6-Month Treasury Bill Index, returned 0.35%.

■

Positive yield spread of adjustable-rate mortgages (ARMs) over short Treasuries was the most significant contributor to excess performance during the period. Modest spread tightening in ARMs contributed as well.

■

ARMs that were issued several years ago and are now more seasoned generally outperformed more recently issued ARMs. Seasoned ARM spreads tightened by 10-15 basis points during the period, as demand for these higher-quality, shorter-duration assets increased. Prepayments on premium-priced ARMs generally remained slow while their yields remained relatively stable, offering steady, attractive returns for investors.

■

The Fund’s focus on seasoned ARMs that have already had rate-adjustment resets, helped performance as these securities generally provided some better price stability compared with ARMs with rate adjustment resets still pending.

The recovery lost momentum, and rising energy costs led to higher inflation.

The economic recovery that began in the summer of 2009—never particularly vigorous by historical standards—lost momentum over the past 12 months. After averaging real gross domestic product growth of around 2.4% in the second half of 2010, the U.S. economy grew at only a 0.7% annualized pace in the first half of 2011. Some of the slowdown could be attributed to external shocks. For example, production was constrained by supply-chain disruptions related to the March earthquake and tsunami in Japan, while domestic consumption was challenged by surging gasoline costs. Also weighing on consumer enthusiasm were sluggish income growth and a persistently high unemployment rate. Labor market data for August showed no net gain in payroll employment and a downtick in the average length of the workweek.

The jump in energy costs pushed headline inflation steadily higher over the past 12 months. As of the end of August, the Consumer Price Index (CPI) had risen 3.8% on a year-over-year basis. The CPI excluding food and energy costs was better behaved, but upward pressure was also evident in “core” inflation, which climbed to 1.8% (year over year) after bottoming in October 2010 at 0.6%.

Monetary policy remained expansive.

From the perspective of the Federal Reserve (Fed), the moderate uptrend in inflation has not been entirely unwelcome. Indeed, part of the rationale for the Fed’s second round of large-scale asset purchases (popularly known as “QE2”) was to avoid a level of inflation deemed dangerously low. While the U.S. central bank has not made public an explicit inflation target, some Federal Open Market Committee (FOMC) members have suggested that something near 2% at the core level would be desirable over the long run. A few have expressed a willingness to tolerate an even higher inflation rate as long as unemployment remains unacceptably high. In line with this sentiment, the FOMC revealed in August that it planned to keep its short-term interest-rate targets at essentially zero for the next two years. While this declaration is certainly subject to revision in response to changing circumstances, the public announcement of an explicit lengthy time frame underscored the Fed’s commitment to accommodative monetary policy.

Performance Highlights (Unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	7

TEN LARGEST LONG-TERM HOLDINGS[3] (AS OF AUGUST 31, 2011)
FNMA, 2.93%, 10/1/2033	2.81%
FHLMC Series T-67 Class 1A1C, 3.22%, 3/25/2036	2.33%
FNMA, 2.93%, 11/1/2035	2.00%
FNMA Series 2003-W18 Class 2A, 3.90%, 6/25/2043	1.91%
FHLMC, 3.17%, 3/25/2036	1.87%
FHLMC, 2.64%, 9/1/2030	1.81%
FNMA, 3.04%, 5/1/2037	1.60%
FNMA, 2.46%, 12/1/2040	1.52%
FNMA, 2.74%, 1/1/2036	1.50%
FNMA, 2.26%, 12/1/2035	1.48%

A weak economy brought deficits and downgrades.

While monetary policy remained extraordinarily easy over the past 12 months, U.S. fiscal policy began a gradual transition toward modest restraint. Federal spending initiatives from the 2009 stimulus act have largely played out, and the incremental boost from the temporary tax cut extension negotiated at the end of 2010 was likewise already reflected in recent activity. While the weak economy prompted some calls for further stimulus efforts, the federal government’s large and persistent deficits have limited freedom of action.

Federal debt outstanding reached its statutory limit in May, forcing the Treasury to finance its operating deficit with various short-term accounting devices. After contentious debate, the debt ceiling was raised in August to allow for new borrowing. Included in the legislation was a commitment to significant deficit reduction over time to be achieved through the operation of a special committee charged with finding cost savings. The promise to embrace fiscal rectitude in the future was insufficient to allay the concerns of at least one credit rating agency, Standard & Poor’s, which downgraded the sovereign debt rating of the United States to AA+ from AAA.

Across the Atlantic, sovereign creditworthiness remained at issue in the eurozone. The government of Greece survived a confidence vote and was able to pass another austerity plan, clearing the way for more international support. Still, Greece—along with Portugal, Ireland, and some other euro-member countries—faced daunting challenges in closing structural budget deficits. Several of these nations also experienced multiple credit downgrades over the past 12 months.

PORTFOLIO ALLOCATION[4] (AS OF AUGUST 31, 2011)

The bond rally continued.

Interest rates generally rose from the beginning of the period through January of this year based on the belief that economic activity was gaining momentum. As hopes for stronger growth were dashed over the past six months, rates fell sharply, particularly in August 2011. Apparently unconcerned with sovereign credit ratings, investors pushed Treasury bond prices higher and yields to historic lows. The benchmark 10-year Treasury offered a yield to maturity of only 2.22% as of August 31, 2011. While Treasuries surged in August, corporate bonds lagged, resulting in wider yield spreads.

3.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

4.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Adjustable Rate Government Fund	Performance Highlights (Unaudited)

The Fund is positioned for a persistently weak recovery.

Despite recent disappointments in output in employment, we do not look for an outright recession in the near future. Very slow and uneven growth remains our base-case scenario. The U.S. economy still faces difficult headwinds: a depressed housing market, corrosive long-term unemployment, high levels of consumer debt, and a lack of confidence. However, there are some areas of strength as well: robust corporate profits, continued business investment, a welcome decline in energy costs, and some improvement in export competitiveness. These positives should be sufficient to ward off a double-dip recession. Still, the economy remains highly vulnerable to external shocks and policy errors.

Global risk aversion drove investors back to Treasuries late in the period, driving longer-term Treasury yields to their lowest levels on record. In our view, this makes the yield compensation from several mortgage-backed securities sectors even more compelling on a relative basis for the quarters ahead. In particular, seasoned adjustable-rate mortgage spreads tightening continue to offer compelling levels of spread while providing some relative support against prepayment risks and volatility from some of the lower-rated mortgage-related sub sectors. Several areas of the ARMs market continue to offer opportunities for relatively higher-quality, shorter-duration assets, which tend to outperform during periods of risk aversion and higher volatility. We continue to focus on holding several seasoned post-reset ARMs which have helped insulate the Fund from negative paydown return volatility. We believe that the Fund is well positioned to provide competitive returns and to tactically add value from the ARM market in the quarters ahead.

Performance Highlights (Unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	9

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF AUGUST 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (ESAAX)	06/30/2000	(1.02)	(0.04)	2.69	2.83	1.04	2.04	3.11	3.04	0.89%	0.75%
Class B (ESABX)**	06/30/2000	(0.95)	(0.22)	2.50	2.74	0.55	1.28	2.50	2.74	1.64%	1.50%
Class C (ESACX)	06/30/2000	(0.45)	0.28	2.34	2.29	0.55	1.28	2.34	2.29	1.64%	1.50%
Administrator Class (ESADX)	07/30/2010					1.11	2.18	3.26	3.20	0.83%	0.61%
Institutional Class (EKIZX)	10/01/1991					1.06	2.30	3.37	3.32	0.56%	0.50%
Barclays Capital 6-Month Treasury Bill Index						0.20	0.35	2.42	2.44

*	Returns for periods of less than one year are not annualized.
**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 1.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

5.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Adjustable Rate Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.74% for Class A, 1.49% for Class B, 1.49% for Class C, 0.60% for Administrator Class and 0.49% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Adjustable Rate Government Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 03-01-2011	Ending Account Value 08-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,010.41	$3.75	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class B
Actual	$1,000.00	$1,005.48	$7.53	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Class C
Actual	$1,000.00	$1,005.50	$7.53	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Administrator Class
Actual	$1,000.00	$1,011.12	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,010.58	$2.48	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50	0.49%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 97.44%
FAMC Series 2000-A Class A±	4.51%	12/15/2039	$2,414,834	$2,419,980
FHLB±	2.39	08/01/2033	4,608,830	4,834,812
FHLB±	2.49	12/01/2034	8,971,051	9,434,692
FHLB±	2.52	06/01/2026	2,653,112	2,822,561
FHLB±	2.61	05/01/2033	506,439	512,554
FHLB±	2.62	05/01/2034	4,877,433	5,142,135
FHLB±	2.62	06/01/2035	6,814,488	7,216,992
FHLB±	2.71	08/01/2035	403,500	406,614
FHLB±	2.75	07/01/2034	2,421,327	2,561,791
FHLB±	2.85	06/01/2032	275,497	278,583
FHLB±	3.63	06/01/2029	2,746,865	2,913,018
FHLB±	4.88	06/01/2035	3,690,358	3,910,083
FHLMC±	1.28	07/01/2029	42,989	42,543
FHLMC±	2.25	01/01/2023	82,526	84,803
FHLMC±	2.30	07/01/2030	36,155	37,618
FHLMC±	2.31	07/01/2024	66,573	68,282
FHLMC±	2.36	05/01/2028	662,522	695,571
FHLMC±	2.36	02/01/2035	3,292,212	3,448,503
FHLMC±	2.37	03/01/2020	3,778	3,789
FHLMC±	2.38	01/01/2029	31,916	33,202
FHLMC±	2.38	07/01/2019	2,886	2,928
FHLMC±	2.42	06/01/2024	62,531	66,067
FHLMC±	2.45	01/01/2030	65,540	69,085
FHLMC±	2.48	02/01/2034	2,898,426	3,047,152
FHLMC±	2.48	08/01/2036	8,496,412	8,931,117
FHLMC±	2.48	05/01/2032	90,117	91,047
FHLMC±	2.50	12/01/2032	4,467,890	4,692,027
FHLMC±	2.52	04/01/2034	8,067,301	8,498,668
FHLMC±	2.53	09/01/2030	1,012,101	1,068,036
FHLMC±	2.53	05/01/2025	135,506	142,776
FHLMC±	2.53	12/01/2032	7,462,581	7,841,687
FHLMC±	2.53	04/01/2035	6,402,557	6,750,409
FHLMC±	2.53	02/01/2035	9,356,391	9,844,448
FHLMC±	2.54	02/01/2034	6,789,155	7,156,893
FHLMC±	2.54	09/01/2035	4,743,483	4,989,253
FHLMC±	2.54	08/01/2027	13,465	13,620
FHLMC±	2.55	04/01/2034	7,103,514	7,512,446
FHLMC±	2.55	08/01/2035	2,453,764	2,591,991
FHLMC±	2.58	05/01/2023	112,346	113,454
FHLMC±	2.58	04/01/2035	4,701,435	4,964,911
FHLMC±	2.59	10/01/2035	8,800,688	9,267,310
FHLMC±	2.60	09/01/2032	5,366,408	5,669,047
FHLMC±	2.60	03/01/2027	398,143	420,127
FHLMC±	2.60	10/01/2033	74,136	77,263
FHLMC±	2.60	02/01/2036	14,334,106	15,167,280
FHLMC±	2.60	11/01/2029	557,713	588,015
FHLMC±	2.61	11/01/2029	234,249	246,245
FHLMC±	2.62	10/01/2033	4,955,814	5,227,516
FHLMC±	2.63	05/01/2019	11,172	11,241
FHLMC±	2.63	01/01/2035	1,513,319	1,593,275
FHLMC±	2.63	11/01/2027	1,513,474	1,601,598

12	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FHLMC±	2.64%	09/01/2030	$21,774,871	$23,055,089
FHLMC±	2.64	06/01/2033	4,699,415	4,949,830
FHLMC±	2.65	07/01/2029	145,313	153,546
FHLMC±	2.65	01/01/2028	59,420	62,809
FHLMC±	2.66	10/01/2036	2,217,078	2,340,859
FHLMC±	2.66	07/01/2031	533,126	563,239
FHLMC±	2.67	10/01/2030	4,888,855	5,176,107
FHLMC±	2.68	08/01/2029	218,725	220,618
FHLMC±	2.68	01/01/2028	10,400	10,993
FHLMC±	2.69	11/01/2018	26,172	26,442
FHLMC±	2.72	09/01/2035	8,672,001	9,169,542
FHLMC±	2.72	11/01/2016	185,419	191,868
FHLMC±	2.72	02/01/2035	817,768	845,479
FHLMC±	2.73	10/01/2025	55,312	56,049
FHLMC±	2.73	09/01/2016	11,024	11,175
FHLMC±	2.73	07/01/2018	6,692	6,812
FHLMC±	2.73	01/01/2019	14,876	15,397
FHLMC±	2.73	02/01/2019	20,330	21,043
FHLMC±	2.73	03/01/2019	308	318
FHLMC±	2.73	07/01/2030	242,641	252,506
FHLMC±	2.74	10/01/2024	402,936	425,239
FHLMC±	2.74	07/01/2027	1,293,822	1,368,016
FHLMC±	2.75	12/01/2017	65,924	68,555
FHLMC±	2.75	05/01/2018	1,525	1,583
FHLMC±	2.75	06/01/2018	40,232	41,808
FHLMC±	2.75	09/01/2018	3,736	3,877
FHLMC±	2.76	01/01/2030	13,262	13,796
FHLMC±	2.76	01/01/2030	26,977	28,015
FHLMC±	2.77	10/01/2025	180,989	182,091
FHLMC±	2.78	11/01/2026	608,322	614,966
FHLMC±	2.78	04/01/2035	2,431,288	2,576,470
FHLMC±	2.78	06/01/2030	168,451	177,888
FHLMC±	2.78	04/01/2020	71,543	75,865
FHLMC±	2.78	10/01/2035	6,454,099	6,813,820
FHLMC±	2.78	06/01/2030	205,870	208,084
FHLMC±	2.79	10/01/2029	165,854	174,885
FHLMC±	2.79	02/01/2037	1,925,362	2,034,758
FHLMC±	2.79	02/01/2030	110,872	117,203
FHLMC±	2.80	06/01/2028	603,292	631,520
FHLMC±	2.81	11/01/2032	392,047	414,992
FHLMC±	2.81	10/01/2035	7,303,308	7,707,272
FHLMC±	2.82	06/01/2030	946,372	999,605
FHLMC±	2.82	10/01/2030	41,364	42,927
FHLMC±	2.83	05/01/2028	556,900	563,723
FHLMC±	2.83	02/01/2036	11,054,617	11,795,621
FHLMC±	2.84	02/01/2024	45,110	45,451
FHLMC±	2.84	08/01/2030	11,494,680	12,136,429
FHLMC±	2.86	06/01/2025	142,464	148,609
FHLMC±	2.88	03/01/2037	5,930,351	6,284,894
FHLMC±	2.97	03/01/2018	39,186	39,674
FHLMC±	2.98	08/01/2018	6,670	6,956

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FHLMC±	3.03%	08/01/2018	$421	$423
FHLMC±	3.08	01/01/2022	44,316	44,681
FHLMC±	3.14	06/01/2020	207,112	216,685
FHLMC±	3.17	03/25/2036	22,520,883	23,770,090
FHLMC±	3.18	05/01/2020	1,413	1,431
FHLMC±	3.27	05/01/2020	2,315	2,331
FHLMC±	3.28	12/01/2017	23,524	23,592
FHLMC±	3.32	07/01/2017	58,876	61,898
FHLMC±	3.38	10/01/2019	46,129	46,187
FHLMC±	3.45	10/01/2018	130,926	136,146
FHLMC±	3.46	06/01/2019	189,946	195,932
FHLMC±	3.48	03/01/2025	181,873	183,536
FHLMC±	3.48	02/01/2018	11,335	11,375
FHLMC±	3.50	12/01/2018	60,984	61,540
FHLMC±	3.54	01/01/2037	5,152,673	5,448,255
FHLMC±	3.56	03/01/2025	7,383,711	7,743,814
FHLMC±	3.60	12/01/2018	56,890	57,721
FHLMC±	3.60	01/01/2026	28,910	29,462
FHLMC±	3.65	06/01/2019	315,151	318,841
FHLMC±	3.68	11/01/2029	410,232	414,472
FHLMC±	3.72	09/01/2016	155,189	156,989
FHLMC±	3.76	06/01/2020	3,675	3,688
FHLMC±	3.77	07/01/2028	116,018	116,591
FHLMC±	3.82	12/01/2025	1,048,677	1,073,522
FHLMC±	3.83	09/01/2030	206,735	207,769
FHLMC±	3.86	01/01/2024	91,524	92,377
FHLMC±	3.86	04/01/2019	41,363	41,515
FHLMC±	3.88	08/01/2019	29,711	29,881
FHLMC±	3.92	01/01/2017	2,848	2,876
FHLMC±	3.95	06/01/2022	4,373	4,447
FHLMC±	4.00	07/01/2018	226,472	229,713
FHLMC±	4.09	06/01/2021	284,076	297,284
FHLMC±	4.27	08/01/2029	408,547	413,668
FHLMC±	4.35	04/01/2023	305,827	306,580
FHLMC±	4.41	08/01/2029	51,645	52,694
FHLMC±	4.49	01/01/2019	1,937	1,948
FHLMC±	4.58	09/01/2031	395,077	398,108
FHLMC±	4.68	04/01/2032	180,168	181,803
FHLMC±	4.68	10/01/2029	175,232	177,163
FHLMC±	4.89	02/01/2021	61,604	61,953
FHLMC±	4.97	02/01/2029	447,129	452,373
FHLMC±	4.98	05/01/2032	340,937	359,833
FHLMC±	5.12	02/01/2027	221,720	232,708
FHLMC±	5.14	04/01/2029	506,209	530,078
FHLMC±	5.17	05/01/2031	311,460	317,488
FHLMC±	5.39	04/01/2037	3,036,434	3,226,169
FHLMC±	5.50	08/01/2024	1,039,299	1,117,101
FHLMC±	5.54	06/01/2033	1,324,860	1,417,665
FHLMC±	5.68	11/01/2036	2,726,366	2,858,400
FHLMC	6.50	04/01/2018	298,671	334,899
FHLMC	7.00	11/01/2012	57,646	59,679

14	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FHLMC	7.00%	09/01/2035	$278,439	$318,776
FHLMC±	7.22	08/01/2027	92,543	93,473
FHLMC	7.50	01/01/2016	54,123	58,852
FHLMC	7.50	06/01/2016	22,163	23,751
FHLMC	8.50	05/01/2020	266,498	310,964
FHLMC	8.50	06/01/2022	4,321	4,341
FHLMC	8.50	09/01/2022	37,166	43,551
FHLMC Series 1671 Class QA±	2.29	02/15/2024	590,190	614,403
FHLMC Series 1686 Class FE±	2.44	02/15/2024	57,056	60,256
FHLMC Series 1730 Class FA±	2.37	05/15/2024	644,574	662,510
FHLMC Series 2315 Class FW±	0.76	04/15/2027	370,957	371,796
FHLMC Series 2391 Class EF±	0.71	06/15/2031	370,239	372,926
FHLMC Series 2454 Class SL±(c)	7.79	03/15/2032	894,616	171,763
FHLMC Series 2461 Class FI±	0.71	04/15/2028	533,309	533,465
FHLMC Series 2464 Class FE±	1.21	03/15/2032	583,088	589,829
FHLMC Series 2466 Class FV±	0.76	03/15/2032	801,808	802,714
FHLMC Series 2527 Class SX±(c)	7.34	02/15/2032	452,252	9,236
FHLMC Series 3190 Class SN±(x)	83.76	03/15/2032	21,748	22,712
FHLMC Series T-48 Class 2A±	3.79	11/25/2032	4,535,312	4,896,719
FHLMC Series T-54 Class 4A±	3.57	02/25/2043	3,163,185	3,275,380
FHLMC Series T-55 Class 1A1	6.50	03/25/2043	152,820	173,722
FHLMC Series T-66 Class 2A1±	3.06	01/25/2036	7,329,976	7,922,058
FHLMC Series T-67 Class 1A1C±	3.22	03/25/2036	28,130,548	29,690,915
FNMA±	0.96	09/01/2020	10,000,000	9,987,290
FNMA±	1.38	12/01/2020	78,679	78,913
FNMA±	1.38	06/01/2021	134,692	136,211
FNMA±	1.52	04/25/2023	1,253,816	1,292,508
FNMA±	1.54	01/01/2021	8,587	8,685
FNMA±	1.54	01/01/2021	12,802	12,810
FNMA±	1.58	09/01/2032	73,654	74,173
FNMA±	1.65	08/01/2032	305,124	307,561
FNMA±	1.66	12/01/2030	261,433	266,459
FNMA±	1.85	05/01/2029	566,444	593,396
FNMA±	1.86	12/01/2031	213,603	214,360
FNMA±	1.86	01/01/2032	511,117	512,931
FNMA±	1.87	08/01/2033	4,526	4,582
FNMA±	1.88	08/01/2031	182,265	186,979
FNMA±	1.88	12/01/2031	472,482	489,966
FNMA±	1.91	09/01/2031	471,455	487,522
FNMA±	1.91	08/01/2032	189,686	193,620
FNMA±	1.92	07/01/2020	25,264	25,454
FNMA±	1.92	04/01/2033	1,790,050	1,838,420
FNMA±	1.92	08/01/2031	172,646	172,767
FNMA±	1.92	12/01/2022	21,625	21,717
FNMA±	1.92	03/01/2015	37,054	37,312
FNMA±	1.93	08/01/2033	719,930	734,697
FNMA±	1.94	12/01/2031	190,126	197,329
FNMA±	1.94	01/01/2035	5,310,426	5,556,697
FNMA±	1.94	02/01/2033	281,120	292,698
FNMA±	1.95	06/01/2031	370,499	387,402
FNMA±	1.99	01/01/2032	43,233	43,449

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	2.00%	01/01/2022	$16,970	$17,458
FNMA±	2.01	09/01/2033	257,478	268,318
FNMA±	2.08	08/01/2031	86,272	86,712
FNMA±	2.14	06/01/2032	197,383	199,881
FNMA±	2.15	05/01/2032	131,055	137,173
FNMA±	2.16	10/01/2018	227,681	236,795
FNMA±	2.17	07/01/2018	6,243	6,266
FNMA±	2.21	10/01/2035	16,156,035	16,692,185
FNMA±	2.24	07/01/2035	3,758,099	3,878,495
FNMA±	2.24	10/01/2024	73,829	77,507
FNMA±	2.24	12/01/2024	117,289	123,223
FNMA±	2.24	01/01/2036	8,380,488	8,682,154
FNMA±	2.24	07/01/2018	926,462	953,750
FNMA±	2.25	02/01/2020	26,321	27,142
FNMA±	2.26	07/01/2032	244,674	244,614
FNMA±	2.26	12/01/2035	18,190,670	18,814,982
FNMA±	2.27	04/01/2018	821,331	846,181
FNMA±	2.27	04/01/2030	253,456	265,473
FNMA±	2.29	11/01/2017	339,828	356,478
FNMA±	2.31	12/01/2023	15,651	16,486
FNMA±	2.31	11/01/2039	298,100	300,993
FNMA±	2.32	06/01/2035	5,640,328	5,927,624
FNMA±	2.33	10/01/2024	588,450	621,789
FNMA±	2.34	08/01/2025	63,548	66,818
FNMA±	2.35	07/01/2035	3,024,939	3,127,321
FNMA±	2.36	07/01/2025	7,766	7,863
FNMA±	2.37	12/01/2025	29,416	29,807
FNMA±	2.37	03/01/2031	106,341	112,018
FNMA±	2.37	03/01/2028	178,442	180,560
FNMA±	2.37	07/01/2038	2,788,041	2,924,819
FNMA±	2.38	01/01/2027	53,215	55,774
FNMA±	2.38	04/01/2033	1,173,410	1,236,913
FNMA±	2.39	12/01/2033	2,873,403	3,026,547
FNMA±	2.40	04/01/2035	5,638,948	5,936,565
FNMA±	2.41	12/01/2039	496,744	515,949
FNMA±	2.42	04/01/2028	53,985	54,655
FNMA±	2.42	07/01/2035	6,991,018	7,347,439
FNMA±	2.42	04/01/2034	8,032,888	8,461,903
FNMA±	2.43	12/01/2024	45,749	48,265
FNMA±	2.43	06/01/2032	182,215	184,061
FNMA±	2.43	06/01/2032	404,203	427,760
FNMA±	2.43	08/01/2036	6,337,550	6,585,636
FNMA±	2.44	03/01/2035	3,330,953	3,508,850
FNMA±	2.45	02/01/2035	14,257,114	14,972,007
FNMA±	2.45	10/01/2025	195,943	206,274
FNMA±	2.45	05/01/2033	1,384,417	1,462,842
FNMA±	2.45	08/01/2035	1,074,485	1,110,252
FNMA±	2.46	12/01/2040	18,375,541	19,338,139
FNMA±	2.46	06/01/2035	3,756,380	3,970,170
FNMA±	2.46	07/01/2038	2,244,336	2,354,230
FNMA±	2.47	07/01/2030	137,757	139,412

16	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	2.47%	02/01/2033	$182,957	$184,452
FNMA±	2.47	10/01/2035	7,304,821	7,677,685
FNMA±	2.47	06/01/2027	143,046	151,444
FNMA±	2.47	08/01/2031	153,694	154,777
FNMA±	2.47	10/01/2034	1,102,762	1,153,454
FNMA±	2.47	06/01/2026	144,182	151,963
FNMA±	2.47	07/01/2048	9,451,982	9,958,058
FNMA±	2.48	09/01/2030	391,091	412,496
FNMA±	2.48	09/01/2033	70,526	73,921
FNMA±	2.48	07/01/2038	6,410,964	6,773,607
FNMA±	2.48	05/01/2035	5,816,811	6,119,016
FNMA±	2.48	02/01/2035	10,087,673	10,657,998
FNMA±	2.49	07/01/2028	397	418
FNMA±	2.49	06/01/2034	7,894,120	8,311,660
FNMA±	2.49	04/01/2032	133,852	139,799
FNMA±	2.50	05/01/2032	339,786	343,285
FNMA±	2.50	06/01/2027	4,751	5,024
FNMA±	2.50	02/01/2019	3,218	3,234
FNMA±	2.50	06/01/2025	11,745	11,904
FNMA±	2.50	01/01/2027	1,394,148	1,477,497
FNMA±	2.50	04/01/2033	2,083,729	2,189,862
FNMA±	2.51	04/01/2036	10,893,357	11,553,033
FNMA±	2.52	03/01/2035	10,546,122	11,101,115
FNMA±	2.52	07/01/2035	3,341,936	3,524,614
FNMA±	2.52	09/01/2028	135,614	136,950
FNMA±	2.53	05/01/2018	346,189	349,679
FNMA±	2.53	04/01/2024	101,987	107,980
FNMA±	2.53	07/01/2024	20,280	21,478
FNMA±	2.53	01/01/2035	4,417,504	4,656,527
FNMA±	2.53	05/01/2034	2,532,596	2,661,978
FNMA±	2.53	06/01/2038	9,731,551	10,287,921
FNMA±	2.53	08/01/2039	12,530,888	13,247,604
FNMA±	2.54	02/01/2032	3,943,497	4,115,448
FNMA±	2.55	07/01/2048	13,000,972	13,720,648
FNMA±	2.55	02/01/2033	569,210	600,538
FNMA±	2.55	09/01/2026	254,310	256,200
FNMA±	2.55	07/01/2035	5,789,458	6,105,518
FNMA±	2.56	04/01/2024	51,342	53,573
FNMA±	2.56	11/01/2035	6,293,512	6,614,198
FNMA±	2.56	05/01/2035	4,621,248	4,895,506
FNMA±	2.57	04/01/2028	643,685	681,379
FNMA±	2.57	04/01/2030	22,511	23,749
FNMA±	2.57	06/01/2032	61,662	64,738
FNMA±	2.58	03/01/2033	9,193	9,231
FNMA±	2.58	12/01/2040	10,121,232	10,683,856
FNMA±	2.58	01/01/2028	13,300	14,100
FNMA±	2.58	12/01/2030	97,135	98,200
FNMA±	2.58	08/01/2035	2,356,319	2,440,853
FNMA±	2.58	06/01/2033	678,146	715,030
FNMA±	2.58	07/01/2037	16,223,160	17,117,078
FNMA±	2.59	09/01/2032	157,961	158,247

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	2.60%	12/01/2021	$205,818	$208,138
FNMA±	2.60	07/01/2027	217,247	230,109
FNMA±	2.60	05/01/2025	134,744	142,553
FNMA±	2.60	12/01/2028	146,574	155,650
FNMA±	2.60	09/01/2030	23,065	24,101
FNMA±	2.60	12/01/2030	1,449,646	1,531,455
FNMA±	2.60	06/01/2027	115,283	121,852
FNMA±	2.61	06/01/2030	444,626	470,174
FNMA±	2.61	05/01/2017	114,734	116,889
FNMA±	2.61	01/01/2018	104,549	106,945
FNMA±	2.61	04/01/2018	1,294,735	1,317,644
FNMA±	2.61	11/01/2023	54,616	55,787
FNMA±	2.61	02/01/2036	10,731,352	11,322,543
FNMA±	2.63	01/01/2018	1,422,398	1,470,938
FNMA±	2.63	03/01/2030	63,311	65,383
FNMA±	2.64	11/01/2024	310,084	327,621
FNMA±	2.64	04/01/2035	4,666,295	4,929,504
FNMA±	2.64	03/01/2033	4,396,774	4,646,431
FNMA±	2.64	04/01/2042	5,624,482	5,894,959
FNMA±	2.64	08/01/2017	947,423	964,203
FNMA±	2.65	06/01/2024	73,895	78,078
FNMA±	2.66	04/01/2019	12,095	12,246
FNMA±	2.66	06/01/2019	15,033	15,609
FNMA±	2.66	05/01/2027	134,772	142,441
FNMA±	2.66	01/01/2032	267,954	283,665
FNMA±	2.66	11/01/2034	5,281,228	5,598,962
FNMA±	2.68	09/01/2022	1,057,685	1,121,940
FNMA±	2.69	08/01/2040	1,880,672	1,988,340
FNMA±	2.70	07/01/2027	565,552	598,851
FNMA±	2.70	03/01/2035	6,771,720	7,177,923
FNMA±	2.70	04/01/2021	141,746	143,641
FNMA±	2.70	10/01/2017	126,149	128,992
FNMA±	2.71	06/01/2036	7,869,420	8,303,519
FNMA±	2.71	03/01/2027	234,950	235,315
FNMA±	2.71	01/01/2035	2,103,434	2,153,519
FNMA±	2.71	11/01/2024	20,384	20,952
FNMA±	2.72	12/01/2017	128,426	129,884
FNMA±	2.73	11/01/2020	1,669,790	1,726,973
FNMA±	2.74	10/01/2018	1,166,808	1,197,314
FNMA±	2.74	07/01/2017	271,563	276,773
FNMA±	2.74	01/01/2036	17,943,849	19,029,495
FNMA±	2.75	09/01/2017	747,178	766,742
FNMA±	2.75	10/01/2029	762,250	806,478
FNMA±	2.75	01/01/2038	1,617,194	1,664,697
FNMA±	2.75	12/01/2016	2,223	2,247
FNMA±	2.75	03/01/2021	1,646	1,668
FNMA±	2.75	05/01/2018	886,168	910,111
FNMA±	2.76	10/01/2018	332,826	339,431
FNMA±	2.77	11/01/2024	112,698	119,777
FNMA±	2.77	06/01/2032	299,992	317,548
FNMA±	2.77	04/01/2035	9,394,193	9,946,192

18	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	2.78%	04/01/2036	$573,582	$596,018
FNMA±	2.78	04/01/2033	904,729	953,450
FNMA±	2.80	07/01/2020	3,427,691	3,487,730
FNMA±	2.80	01/01/2025	85,769	86,550
FNMA±	2.82	07/01/2020	384,444	401,535
FNMA±	2.82	06/01/2023	1,028	1,043
FNMA±	2.82	03/01/2032	159,158	167,879
FNMA±	2.83	05/01/2036	7,854,388	8,333,195
FNMA±	2.84	06/01/2040	1,587,254	1,646,404
FNMA±	2.84	09/01/2036	2,596,944	2,747,098
FNMA±	2.85	10/01/2025	23,536	24,866
FNMA±	2.85	02/01/2028	56,673	59,931
FNMA±	2.85	04/01/2026	10,825	10,929
FNMA±	2.86	01/01/2033	187,748	189,505
FNMA±	2.86	09/01/2033	46,732	47,097
FNMA±	2.88	07/01/2017	6,436	6,509
FNMA±	2.88	08/01/2017	2,062	2,086
FNMA±	2.88	01/01/2019	254,706	262,113
FNMA±	2.88	08/01/2035	6,358,556	6,721,721
FNMA±	2.89	11/01/2034	3,985,981	4,224,661
FNMA±	2.90	11/01/2027	75,169	79,151
FNMA±	2.92	08/01/2035	7,161,303	7,607,175
FNMA±	2.92	04/01/2018	13,030	13,189
FNMA±	2.92	08/01/2026	154,890	155,845
FNMA±	2.93	11/01/2035	23,912,062	25,453,082
FNMA±	2.93	10/01/2033	33,750,541	35,750,923
FNMA±	2.94	01/01/2036	772,425	781,784
FNMA±	2.94	07/01/2028	485,708	514,282
FNMA±	2.97	06/01/2017	52,862	53,472
FNMA±	2.97	07/01/2039	4,320,770	4,616,260
FNMA±	3.00	05/01/2017	87,208	88,218
FNMA±	3.00	07/01/2017	12,688	12,835
FNMA±	3.01	11/01/2031	109,280	109,580
FNMA±	3.01	09/01/2037	11,117,051	11,822,650
FNMA±	3.02	04/01/2040	497,461	525,838
FNMA±	3.04	05/01/2037	19,265,532	20,353,137
FNMA±	3.05	09/01/2033	14,006,997	14,816,281
FNMA±	3.07	04/01/2030	67,727	70,321
FNMA±	3.07	10/01/2028	336,791	356,785
FNMA±	3.09	06/01/2019	1,618	1,641
FNMA±	3.10	02/01/2035	3,465,555	3,523,200
FNMA±	3.11	09/01/2032	2,409,454	2,579,432
FNMA±	3.12	05/01/2019	3,674	3,698
FNMA±	3.12	08/01/2030	284,230	298,475
FNMA±	3.12	03/01/2033	1,407,703	1,462,815
FNMA±	3.13	06/01/2016	221,555	228,631
FNMA±	3.13	07/01/2016	41,327	42,781
FNMA±	3.13	08/01/2018	168,056	173,754
FNMA±	3.13	12/01/2028	321,085	332,061
FNMA±	3.13	09/01/2032	11,951,452	12,575,128
FNMA±	3.13	04/01/2040	4,306,171	4,609,652

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	3.14%	01/01/2031	$95,382	$95,550
FNMA±	3.15	07/01/2033	33,674	34,032
FNMA±	3.15	01/01/2029	42,161	43,592
FNMA±	3.16	09/01/2035	1,759,056	1,865,788
FNMA±	3.16	01/01/2036	233,553	236,696
FNMA±	3.17	09/01/2019	15,770	15,989
FNMA±	3.18	09/01/2032	213,330	217,013
FNMA±	3.20	03/01/2030	200,519	211,810
FNMA±	3.24	04/01/2024	596,551	628,653
FNMA±	3.24	02/01/2018	22,731	23,064
FNMA±	3.25	09/01/2017	4,911	4,949
FNMA±	3.27	11/01/2017	155,562	157,715
FNMA±	3.29	09/01/2033	204,698	205,097
FNMA±	3.30	01/01/2033	78,513	78,568
FNMA±	3.31	07/01/2017	201,994	203,979
FNMA±	3.32	08/01/2026	1,650,677	1,737,539
FNMA±	3.33	05/01/2028	155,643	158,208
FNMA±	3.35	11/01/2018	15,594	15,629
FNMA±	3.38	07/01/2017	2,594	2,599
FNMA±	3.38	06/01/2018	59,275	60,152
FNMA±	3.38	11/01/2027	4,120	4,188
FNMA±	3.38	09/01/2018	13,880	14,359
FNMA±	3.39	11/01/2029	14,459	15,233
FNMA±	3.47	09/01/2021	218,934	220,328
FNMA±	3.47	10/01/2024	31,792	33,588
FNMA±	3.47	09/01/2019	101,703	103,241
FNMA±	3.49	05/01/2018	12,987	13,009
FNMA±	3.51	10/01/2029	300,445	303,197
FNMA±	3.57	11/01/2031	51,157	51,398
FNMA±	3.57	12/01/2050	287,014	288,035
FNMA±	3.58	10/01/2017	637,147	646,617
FNMA±	3.59	05/01/2017	171,066	180,808
FNMA±	3.60	05/01/2028	457,039	471,672
FNMA±	3.60	09/01/2033	105,077	106,097
FNMA±	3.61	11/01/2024	205,299	206,961
FNMA±	3.61	12/01/2032	478,822	498,458
FNMA±	3.64	01/01/2029	68,494	72,340
FNMA±	3.64	07/01/2028	188,286	194,322
FNMA±	3.67	10/01/2017	13,568	13,855
FNMA±	3.69	04/01/2020	2,944,732	3,085,063
FNMA±	3.69	11/01/2022	115,456	120,047
FNMA±	3.70	08/01/2029	1,667,697	1,760,041
FNMA±	3.73	01/01/2017	2,987	3,007
FNMA±	3.74	02/01/2029	228,474	237,406
FNMA±	3.75	09/01/2016	291	292
FNMA±	3.78	11/01/2028	484,021	510,961
FNMA±	3.80	01/01/2021	1,228,595	1,255,213
FNMA±	3.80	07/01/2019	5,502	5,674
FNMA±	3.81	04/01/2034	2,599,544	2,792,694
FNMA±	3.81	02/01/2029	3,995,395	4,234,007
FNMA±	3.82	03/01/2030	27,566	28,193

20	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	3.85%	10/01/2034	$1,024,054	$1,029,502
FNMA±	3.92	02/01/2033	109,568	110,166
FNMA±	3.93	11/01/2031	185,213	187,011
FNMA±	4.00	03/01/2023	10,632	10,745
FNMA±	4.01	04/01/2032	284,585	287,346
FNMA±	4.02	07/01/2021	445,474	450,845
FNMA±	4.05	07/01/2017	92,570	97,328
FNMA±	4.10	10/01/2017	17,750	18,354
FNMA±	4.10	06/01/2018	3,272	3,434
FNMA±	4.15	12/01/2016	2,446	2,517
FNMA±	4.15	06/01/2034	774,760	812,443
FNMA±	4.23	09/01/2017	10,151	10,249
FNMA±	4.26	08/01/2017	53,760	55,518
FNMA±	4.29	05/01/2018	1,943	1,982
FNMA±	4.30	01/01/2018	1,843	1,854
FNMA±	4.30	01/01/2018	1,285	1,310
FNMA±	4.33	09/01/2028	20,011	20,794
FNMA±	4.33	01/01/2019	7,971	8,056
FNMA±	4.38	09/01/2031	501,903	506,530
FNMA±	4.40	10/01/2024	65,044	65,674
FNMA±	4.49	04/01/2020	25,721	25,983
FNMA±	4.54	05/01/2017	3,192	3,226
FNMA±	4.55	12/01/2036	286,507	300,409
FNMA±	4.56	04/01/2018	51	53
FNMA±	4.61	02/01/2019	689,679	731,436
FNMA±	4.65	03/01/2014	648	649
FNMA±	4.66	05/01/2034	1,487,016	1,554,067
FNMA±	4.72	03/01/2018	5,877	5,900
FNMA±	4.72	10/01/2025	17,680	18,715
FNMA±	4.75	06/01/2024	96,270	96,547
FNMA±	4.85	06/01/2025	45,121	45,472
FNMA±	4.86	01/01/2019	1,068,765	1,133,747
FNMA±	5.04	04/01/2019	2,276	2,289
FNMA±	5.07	04/01/2018	624,429	666,142
FNMA±	5.08	01/01/2023	47,724	50,988
FNMA±	5.09	08/01/2031	79,212	84,636
FNMA±	5.16	06/01/2028	79,352	82,063
FNMA±	5.20	09/01/2023	11,191	11,294
FNMA±	5.31	10/01/2018	118	125
FNMA±	5.32	11/01/2014	6,201	6,230
FNMA±	5.47	01/01/2019	279,477	297,260
FNMA±	5.58	06/01/2019	9,019	9,076
FNMA±	5.59	06/01/2033	429,401	434,638
FNMA±	5.65	06/01/2028	140,729	152,618
FNMA±	5.85	03/01/2014	22,971	24,301
FNMA±	5.96	05/01/2025	1,461	1,471
FNMA	6.00	02/01/2017	7,311	7,478
FNMA	6.00	01/01/2020	32,596	34,429
FNMA	6.00	11/01/2021	15,212	15,233
FNMA±	6.01	09/01/2017	1,296	1,326
FNMA±	6.25	10/01/2021	24,528	24,856

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	21

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA±	6.31%	11/01/2019	$558	$565
FNMA±	6.45	02/01/2034	97,240	98,128
FNMA	6.50	08/01/2028	706,354	810,488
FNMA	6.50	05/01/2031	278,352	319,829
FNMA±	6.72	03/01/2023	7,657	7,751
FNMA	7.00	11/01/2014	12,719	13,551
FNMA	7.00	11/01/2017	39,512	43,282
FNMA	7.06	11/01/2024	63,204	72,646
FNMA	7.06	12/01/2024	40,530	46,584
FNMA	7.06	01/01/2025	40,047	46,029
FNMA	7.06	03/01/2025	77,734	89,346
FNMA	7.06	03/01/2025	15,781	18,138
FNMA	7.06	04/01/2025	27,355	31,486
FNMA	7.06	01/01/2027	70,411	80,692
FNMA	7.50	02/01/2016	405,700	448,950
FNMA	7.50	01/01/2031	301,306	351,587
FNMA	7.50	01/01/2033	505,922	589,801
FNMA	7.50	05/01/2033	395,075	462,602
FNMA	7.50	05/01/2033	321,133	372,952
FNMA	7.50	06/01/2033	313,518	365,376
FNMA	7.50	07/01/2033	356,070	416,692
FNMA	7.50	08/01/2033	282,519	330,807
FNMA±	7.63	03/01/2024	1,233	1,235
FNMA	7.75	02/01/2024	1,348	1,351
FNMA	7.75	01/01/2026	797	801
FNMA	8.00	12/01/2026	253,384	296,942
FNMA	8.00	02/01/2030	894	1,046
FNMA	8.00	03/01/2030	1,070	1,248
FNMA	8.00	02/01/2031	15,015	17,576
FNMA	8.00	07/01/2031	56,041	65,715
FNMA	8.00	05/01/2033	366,157	428,608
FNMA±	8.38	12/01/2024	2,312	2,312
FNMA	8.50	10/01/2026	24,193	28,377
FNMA	8.50	02/01/2027	97,274	112,840
FNMA	8.50	06/01/2030	154,894	181,975
FNMA	8.55	08/01/2024	134,273	158,808
FNMA	9.00	05/01/2021	2,999	3,044
FNMA	9.00	07/01/2030	58,473	68,225
FNMA±	9.10	10/01/2024	2,258	2,263
FNMA	9.50	08/01/2021	89,394	100,785
FNMA	9.50	12/01/2024	55,545	65,324
FNMA	10.00	01/01/2021	44,277	51,799
FNMA	10.50	04/01/2019	11,066	11,136
FNMA	11.00	01/01/2018	14,562	15,609
FNMA	12.50	07/01/2015	8,485	9,627
FNMA Series 1989-74 Class J	9.80	10/25/2019	64,143	78,510
FNMA Series 1989-96 Class H	9.00	12/25/2019	24,736	28,377
FNMA Series 1992-039 Class FA±	1.50	03/25/2022	433,853	451,626
FNMA Series 1992-045 Class F±	1.50	04/25/2022	83,763	86,688
FNMA Series 1992-87 Class Z	8.00	05/25/2022	63,564	73,775
FNMA Series 1993-113 Class FA±	1.52	07/25/2023	363,969	374,693

22	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
FNMA Series 1994-14 Class F±	2.94%	10/25/2023	$761,993	$805,227
FNMA Series 1998-M5 Class D	6.35	06/25/2020	328,732	340,365
FNMA Series 1998-T2 Class A5±	2.71	01/25/2032	2,001,176	2,051,085
FNMA Series 2001-50 Class BA	7.00	10/25/2041	494,678	557,217
FNMA Series 2001-63 Class FD±	0.81	12/18/2031	522,115	523,403
FNMA Series 2001-81 Class F±	0.77	01/25/2032	363,610	364,461
FNMA Series 2001-T10 Class A2	7.50	12/25/2041	7,260,984	7,963,668
FNMA Series 2001-T12 Class A2	7.50	08/25/2041	558,404	610,878
FNMA Series 2001-T12 Class A4±	3.88	08/25/2041	11,588,732	12,273,191
FNMA Series 2001-T8 Class A1	7.50	07/25/2041	311,045	347,969
FNMA Series 2001-W03 Class A	7.00	09/25/2041	1,587,315	1,890,974
FNMA Series 2002-05 Class FD±	1.12	02/25/2032	815,614	827,497
FNMA Series 2002-66 Class A3±	3.51	04/25/2042	16,238,116	17,184,493
FNMA Series 2002-D12 Class A5±	3.83	10/25/2041	3,160,447	3,202,771
FNMA Series 2002-T12 Class A3	7.50	05/25/2042	1,978,147	2,321,170
FNMA Series 2002-T19 Class A4±	3.69	03/25/2042	235,451	253,515
FNMA Series 2002-W04 Class A6±	4.02	05/25/2042	4,164,735	4,410,715
FNMA Series 2002-W1 Class 3A±	3.59	04/25/2042	2,628,680	2,726,286
FNMA Series 2003-07 Class A2±	2.92	05/25/2042	2,025,366	2,160,496
FNMA Series 2003-63 Class A8±	3.01	01/25/2043	2,797,327	2,963,856
FNMA Series 2003-W02 Class 1A3	7.50	07/25/2042	669,817	773,184
FNMA Series 2003-W04 Class 5A±	3.63	10/25/2042	2,569,493	2,742,130
FNMA Series 2003-W08 Class 4A±	3.70	11/25/2042	3,067,620	3,268,133
FNMA Series 2003-W10 Class 2A±	3.58	06/25/2043	6,092,590	6,452,434
FNMA Series 2003-W18 Class 2A±	3.90	06/25/2043	22,947,351	24,302,679
FNMA Series 2004-T3 Class 2A±	4.05	08/25/2043	2,945,300	3,021,744
FNMA Series 2004-T3 Class 1A3	7.00	02/25/2044	1,193,707	1,399,621
FNMA Series 2004-W1 Class 2A2	7.00	12/25/2033	564,044	658,804
FNMA Series 2004-W12 Class 2A±	3.81	06/25/2044	10,696,950	11,345,118
FNMA Series 2004-W15 Class 3A±	3.34	06/25/2044	16,232,669	17,328,881
FNMA Series 2004-W2 Class 5A	7.50	03/25/2044	513,145	598,054
FNMA Series 2005-W3 Class 3A±	3.28	04/25/2045	2,965,655	3,090,533
FNMA Series 2006-W1 Class 3A±	2.80	10/25/2045	16,999,389	17,942,324
FNMA Series G92-20 Class FB±	1.50	04/25/2022	375,463	385,989
FNMA Series G93-1 Class K	6.68	01/25/2023	1,319,828	1,476,981
FNMA Series 2004-W1 Class 3A±	4.00	01/25/2043	188,439	197,799
GNMA±	2.00	01/20/2030	178,444	184,510
GNMA±	2.00	12/20/2032	107,381	111,031
GNMA±	2.13	09/20/2017	40,519	41,942
GNMA±	2.13	10/20/2021	408,417	422,762
GNMA±	2.13	11/20/2021	44,451	46,012
GNMA±	2.13	12/20/2021	16,378	16,953
GNMA±	2.13	10/20/2022	59,287	61,369
GNMA±	2.13	10/20/2022	200,359	207,397
GNMA±	2.13	11/20/2022	120,686	124,925
GNMA±	2.13	11/20/2022	159,642	165,250
GNMA±	2.13	12/20/2022	11,150	11,542
GNMA±	2.13	12/20/2022	100,899	104,443
GNMA±	2.13	12/20/2022	46,118	47,737
GNMA±	2.13	12/20/2022	597,777	618,773
GNMA±	2.13	10/20/2023	1,330,408	1,377,137

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	23

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
GNMA±	2.13%	11/20/2023	$995,005	$1,029,953
GNMA±	2.13	11/20/2023	1,016,142	1,051,833
GNMA±	2.13	12/20/2023	44,733	46,304
GNMA±	2.13	12/20/2023	168,909	174,842
GNMA±	2.13	12/20/2023	1,403,245	1,452,532
GNMA±	2.13	10/20/2024	1,688,157	1,747,452
GNMA±	2.13	11/20/2024	797,646	825,662
GNMA±	2.13	11/20/2024	146,739	151,893
GNMA±	2.13	10/20/2025	886,314	917,445
GNMA±	2.13	10/20/2025	181,117	187,478
GNMA±	2.13	10/20/2026	153,297	158,682
GNMA±	2.13	11/20/2026	14,455	14,963
GNMA±	2.13	01/20/2027	11,756	12,169
GNMA±	2.13	10/20/2027	10,374	10,738
GNMA±	2.13	11/20/2027	9,320	9,648
GNMA±	2.13	12/20/2029	307,823	318,635
GNMA±	2.13	10/20/2030	225,385	233,302
GNMA±	2.13	11/20/2031	12,246	12,676
GNMA±	2.13	12/20/2031	1,624	1,681
GNMA±	2.13	11/20/2032	817,253	845,958
GNMA±	2.38	01/20/2017	21,005	21,767
GNMA±	2.38	02/20/2017	23,993	24,864
GNMA±	2.38	02/20/2017	103,260	107,007
GNMA±	2.38	03/20/2017	33,716	34,940
GNMA±	2.38	03/20/2017	19,706	20,421
GNMA±	2.38	05/20/2017	87,602	91,019
GNMA±	2.38	05/20/2017	31,237	32,456
GNMA±	2.38	06/20/2017	7,891	8,199
GNMA±	2.38	01/20/2021	29,958	31,046
GNMA±	2.38	02/20/2021	74,199	76,891
GNMA±	2.38	05/20/2021	17,073	17,753
GNMA±	2.38	01/20/2022	204,059	211,464
GNMA±	2.38	02/20/2022	61,867	64,112
GNMA±	2.38	02/20/2022	166,837	172,891
GNMA±	2.38	02/20/2022	9,775	10,129
GNMA±	2.38	02/20/2022	6,501	6,737
GNMA±	2.38	03/20/2022	187,428	194,230
GNMA±	2.38	03/20/2022	335,628	347,808
GNMA±	2.38	03/20/2022	56,422	58,470
GNMA±	2.38	04/20/2022	538,414	559,412
GNMA±	2.38	04/20/2022	516,865	537,023
GNMA±	2.38	05/20/2022	70,084	72,817
GNMA±	2.38	05/20/2022	496,156	515,505
GNMA±	2.38	05/20/2022	136,477	141,799
GNMA±	2.38	05/20/2022	29,927	31,094
GNMA±	2.38	06/20/2022	4,454	4,628
GNMA±	2.38	06/20/2022	38,967	40,487
GNMA±	2.38	01/20/2023	1,389,288	1,439,706
GNMA±	2.38	01/20/2023	98,578	102,156
GNMA±	2.38	02/20/2023	123,439	127,918
GNMA±	2.38	02/20/2023	71,732	74,335

24	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
GNMA±	2.38%	02/20/2023	$129,947	$134,663
GNMA±	2.38	02/20/2023	15,934	16,513
GNMA±	2.38	03/20/2023	141,386	146,517
GNMA±	2.38	04/20/2023	22,865	23,756
GNMA±	2.38	04/20/2023	50,553	52,524
GNMA±	2.38	05/20/2023	17,075	17,741
GNMA±	2.38	05/20/2023	48,462	50,352
GNMA±	2.38	06/20/2023	476,086	494,652
GNMA±	2.38	06/20/2023	218,105	226,610
GNMA±	2.38	04/20/2024	35,539	36,925
GNMA±	2.38	04/20/2024	367,951	382,300
GNMA±	2.38	05/20/2024	319,536	331,998
GNMA±	2.38	05/20/2024	28,969	30,099
GNMA±	2.38	06/20/2024	35,903	37,303
GNMA±	2.38	06/20/2024	27,786	28,870
GNMA±	2.38	06/20/2024	186,142	193,402
GNMA±	2.38	04/20/2025	215,420	223,821
GNMA±	2.38	01/20/2026	932,444	966,283
GNMA±	2.38	02/20/2026	759,188	786,739
GNMA±	2.38	01/20/2027	395,093	409,431
GNMA±	2.38	02/20/2027	9,645	9,996
GNMA±	2.38	05/20/2027	37,711	39,182
GNMA±	2.38	01/20/2028	10,766	11,156
GNMA±	2.50	10/20/2017	13,741	14,256
GNMA±	2.50	11/20/2017	38,746	40,199
GNMA±	2.50	12/20/2017	29,228	30,324
GNMA±	2.50	03/20/2019	4,341	4,503
GNMA±	2.50	11/20/2020	28,410	29,475
GNMA±	2.50	12/20/2020	18,196	18,878
GNMA±	2.50	12/20/2021	45,167	46,861
GNMA±	2.50	10/20/2024	758,234	786,667
GNMA±	2.50	12/20/2024	527,783	547,574
GNMA±	2.50	04/20/2025	8,029	8,349
GNMA±	2.50	04/20/2032	116,392	121,028
GNMA±	2.50	05/20/2032	276,421	287,432
GNMA±	2.50	06/20/2032	671,084	697,815
GNMA±	2.50	02/20/2033	4,871	5,053
GNMA±	2.50	03/20/2033	56,897	59,021
GNMA±	2.63	07/20/2016	20,176	20,982
GNMA±	2.63	08/20/2017	31,901	33,176
GNMA±	2.63	09/20/2017	5,524	5,745
GNMA±	2.63	09/20/2017	7,438	7,735
GNMA±	2.63	07/20/2018	761	791
GNMA±	2.63	07/20/2018	73,056	75,975
GNMA±	2.63	08/20/2018	42,984	44,702
GNMA±	2.63	08/20/2018	11,302	11,754
GNMA±	2.63	06/20/2021	103,295	107,323
GNMA±	2.63	08/20/2021	37,684	39,190
GNMA±	2.63	08/20/2021	79,024	82,181
GNMA±	2.63	08/20/2021	18,469	19,207
GNMA±	2.63	07/20/2022	19,550	20,331

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	25

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
GNMA±	2.63%	07/20/2022	$11,586	$12,049
GNMA±	2.63	07/20/2022	13,706	14,254
GNMA±	2.63	09/20/2022	150,346	156,354
GNMA±	2.63	09/20/2022	74,964	77,959
GNMA±	2.63	09/20/2022	16,216	16,864
GNMA±	2.63	07/20/2023	8,634	8,979
GNMA±	2.63	09/20/2023	681,034	708,246
GNMA±	2.63	09/20/2023	141,579	147,236
GNMA±	2.63	09/20/2023	529,129	550,271
GNMA±	2.63	07/20/2024	159,779	166,163
GNMA±	2.63	07/20/2024	921,807	958,639
GNMA±	2.63	07/20/2024	504,846	525,018
GNMA±	2.63	08/20/2024	64,229	66,796
GNMA±	2.63	08/20/2024	81,595	84,855
GNMA±	2.63	07/20/2025	10,483	10,902
GNMA±	2.63	09/20/2025	253,024	263,134
GNMA±	2.63	09/20/2026	158,017	164,330
GNMA±	2.63	07/20/2027	3,680	3,827
GNMA±	2.63	08/20/2027	28,064	29,186
GNMA±	2.63	08/20/2027	5,727	5,956
GNMA±	2.63	09/20/2027	5,862	6,097
GNMA±	2.75	10/20/2017	80,499	83,618
GNMA±	2.88	01/20/2022	6,491	6,748
GNMA±	3.00	02/20/2016	19,193	19,958
GNMA±	3.00	03/20/2016	42,455	44,146
GNMA±	3.00	04/20/2016	31,499	32,832
GNMA±	3.00	05/20/2016	2,886	3,008
GNMA±	3.00	07/20/2017	20,714	21,570
GNMA±	3.00	08/20/2017	186,615	194,328
GNMA±	3.00	08/20/2017	14,454	15,044
GNMA±	3.00	09/20/2017	200,103	208,374
GNMA±	3.00	11/20/2017	36,290	37,742
GNMA±	3.00	12/20/2017	221,531	230,392
GNMA±	3.00	01/20/2018	60,809	63,231
GNMA±	3.00	06/20/2018	12,687	13,224
GNMA±	3.00	11/20/2018	5,981	6,221
GNMA±	3.00	12/20/2018	2,588	2,692
GNMA±	3.00	01/20/2019	4,900	5,095
GNMA±	3.00	02/20/2019	11,609	12,072
GNMA±	3.00	03/20/2019	23,211	24,135
GNMA±	3.00	05/20/2019	31,502	32,836
GNMA±	3.00	06/20/2019	60,378	62,934
GNMA±	3.00	08/20/2019	32,399	33,738
GNMA±	3.00	06/20/2020	14,854	15,482
GNMA±	3.00	01/20/2021	377	392
GNMA±	3.00	02/20/2021	525	546
GNMA±	3.13	07/20/2022	7,057	7,357
GNMA±	3.13	07/20/2022	8,265	8,616
GNMA±	3.50	09/20/2017	29,718	31,035
GNMA±	3.50	10/20/2017	484	504
GNMA±	3.50	11/20/2017	88,768	92,540

26	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
GNMA±	3.50%	02/20/2018	$69,636	$72,584
GNMA±	3.50	03/20/2018	8,778	9,149
GNMA±	3.50	04/20/2018	9,226	9,639
GNMA±	3.50	05/20/2018	3,476	3,632
GNMA±	3.50	09/20/2018	8,632	9,015
GNMA±	3.50	02/20/2019	49,200	51,282
GNMA±	3.50	09/20/2019	71,269	74,429
GNMA±	3.50	01/20/2020	16,800	17,511
GNMA±	3.50	06/20/2020	24,228	25,315
GNMA±	3.50	07/20/2020	1,723	1,800
GNMA±	4.00	01/20/2016	312,974	326,640
GNMA±	4.00	03/20/2016	52,376	54,664
GNMA±	4.00	04/20/2016	6,937	7,263
GNMA±	4.00	05/20/2016	1,107	1,159
GNMA±	4.00	11/20/2017	36,754	38,371
GNMA±	4.00	04/20/2018	17,884	18,725
GNMA±	4.00	11/20/2018	110,017	114,858
GNMA±	4.00	01/20/2019	135,698	136,612
GNMA±	4.00	05/20/2019	8,969	9,391
GNMA±	4.50	12/20/2017	4,371	4,594
GNMA±	4.50	06/20/2019	5,020	5,272
GNMA±	5.00	08/20/2015	6,833	7,203
GNMA±	5.00	09/20/2015	9,664	10,188
GNMA±	5.00	10/20/2015	9,811	10,337
GNMA	6.45	04/20/2025	98,563	110,177
GNMA	6.45	05/20/2025	53,663	58,300
GNMA	6.45	09/20/2025	56,790	66,049
GNMA	6.50	06/20/2034	425,885	482,645
GNMA	6.50	06/20/2034	89,664	101,614
GNMA	6.50	08/20/2034	100,119	113,607
GNMA	6.50	08/20/2034	120,203	136,223
GNMA	6.50	08/20/2034	132,931	150,797
GNMA	6.50	08/20/2034	2,350,480	2,663,741
GNMA	6.75	02/15/2029	147,373	171,119
GNMA	7.00	07/20/2034	126,884	147,430
GNMA	7.00	07/20/2034	72,671	84,437
GNMA	7.25	07/15/2017	38,513	42,813
GNMA	7.25	08/15/2017	58,233	64,519
GNMA	7.25	08/15/2017	45,999	50,903
GNMA	7.25	08/15/2017	15,541	17,276
GNMA	7.25	09/15/2017	59,311	65,933
GNMA	7.25	10/15/2017	99,935	110,682
GNMA	7.25	10/15/2017	49,469	54,630
GNMA	7.25	11/15/2017	39,758	43,750
GNMA	7.25	01/15/2018	29,630	32,962
GNMA	7.25	01/15/2018	31,660	35,461
GNMA	7.25	02/15/2018	32,254	35,880
GNMA	7.25	05/15/2018	16,714	18,350
GNMA	9.00	05/15/2016	11,258	11,362
GNMA	9.00	07/15/2016	1,793	1,803
GNMA	9.00	08/15/2016	21,486	24,164

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	27

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities (continued)
GNMA	9.00%	11/15/2016	$8,814	$8,866
GNMA	9.00	11/15/2016	8,688	9,771
GNMA	9.00	11/15/2016	39,167	44,049
GNMA	9.00	12/15/2016	554	563
GNMA	9.00	02/15/2017	9,831	11,170
GNMA	9.00	02/15/2017	1,718	1,952
GNMA	9.00	05/15/2017	1,860	1,871
GNMA	9.00	07/15/2017	13,375	15,196
GNMA	9.00	03/15/2020	5,683	6,696
GNMA	9.00	08/15/2021	957	965
GNMA	9.00	07/20/2024	1,188	1,423
GNMA	9.00	08/20/2024	795	952
GNMA	9.00	09/20/2024	2,954	3,539
GNMA	9.00	10/20/2024	25,032	29,990
GNMA	9.00	11/20/2024	726	870
GNMA	9.00	01/20/2025	11,138	13,385
GNMA	9.00	02/20/2025	41,803	50,238
GNMA Series 2003-1 Class SW±(c)	0.60	06/16/2031	5,703,004	20,874

Total Agency Securities (Cost $1,218,876,197)				1,239,813,125

	Yield
Short-Term Investments: 6.68%

US Treasury Securities: 0.04%
US Treasury Bill#	0.02	09/22/2011	500,000	499,996

			Shares

Investment Companies: 6.64%
Wells Fargo Advantage Government Money Market Fund(l)(u)	0.01		84,541,547	84,541,547

Total Short-Term Investments (Cost $85,041,543)				85,041,543

Total Investments in Securities
(Cost $1,303,917,740)*	104.12%	1,324,854,668
Other Assets and Liabilities, Net	(4.12)	(52,404,092)

Total Net Assets	100.00%	$1,272,450,576

±	Variable rate investment.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(x)	Inverse floating rate security.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,305,166,796 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$21,889,995
Gross unrealized depreciation	(2,202,123)

Net unrealized appreciation	$19,687,872

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Adjustable Rate Government Fund	Statement of Assets and Liabilities—August 31, 2011

Assets
Investments
In unaffiliated securities, at value	$1,240,313,121
In affiliated securities, at value	84,541,547

Total investments, at value (see cost below)	1,324,854,668
Principal paydown receivable	3,310,318
Receivable for Fund shares sold	5,813,750
Receivable for interest	3,447,048
Receivable for daily variation margin on open futures contracts	88,477
Prepaid expenses and other assets	61,673

Total assets	1,337,575,934

Liabilities
Dividends payable	439,111
Payable for investments purchased	60,806,965
Payable for Fund shares redeemed	2,741,692
Advisory fee payable	231,971
Distribution fees payable	207,750
Due to other related parties	194,627
Accrued expenses and other liabilities	503,242

Total liabilities	65,125,358

Total net assets	$1,272,450,576

NET ASSETS CONSIST OF
Paid-in capital	$1,465,791,322
Overdistributed net investment income	(607,241)
Accumulated net realized losses on investments	(213,584,174)
Net unrealized gains on investments	20,850,669

Total net assets	$1,272,450,576

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$328,426,517
Shares outstanding – Class A	36,027,533
Net asset value per share – Class A	$9.12
Maximum offering price per share – Class A2	$9.31
Net assets – Class B	$14,911,453
Shares outstanding – Class B	1,635,314
Net asset value per share – Class B	$9.12
Net assets – Class C	$296,645,151
Shares outstanding – Class C	32,540,578
Net asset value per share – Class C	$9.12
Net assets – Administrator Class	$34,945,990
Shares outstanding – Administrator Class	3,833,501
Net asset value per share – Administrator Class	$9.12
Net assets – Institutional Class	$597,521,465
Shares outstanding – Institutional Class	65,534,120
Net asset value per share – Institutional Class	$9.12

Total investments, at cost	$1,303,917,740

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended August 31, 2011	Wells Fargo Advantage Adjustable Rate Government Fund	29

Investment income
Interest	$26,336,495
Income from affiliated securities	6,189

Total investment income	26,342,684

Expenses
Advisory fee	4,522,660
Administration fees
Fund level	592,523
Class A	496,812
Class B	49,462
Class C	505,725
Administrator Class	21,456
Institutional Class	404,872
Shareholder servicing fees
Class A	776,268
Class B	77,070
Class C	784,245
Administrator Class	46,423
Distribution fees
Class B	231,851
Class C	2,370,588
Custody and accounting fees	78,843
Professional fees	48,001
Registration fees	139,222
Shareholder report expenses	131,535
Trustees’ fees and expenses	12,301
Other fees and expenses	79,021

Total expenses	11,368,878
Less: Fee waivers and/or expense reimbursements	(1,288,479)

Net expenses	10,080,399

Net investment income	16,262,285

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	1,388,619
Futures transactions	(3,348,714)

Net realized losses on investments	(1,960,095)

Net change in unrealized gains (losses) on:
Unaffiliated securities	7,773,565
Futures transactions	(86,259)

Net change in unrealized gains (losses) on investments	7,687,306

Net realized and unrealized gains (losses) on investments	5,727,211

Net increase in net assets resulting from operations	$21,989,496

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Adjustable Rate Government Fund	Statements of Changes in Net Assets

	Year Ended August 31, 2011		Year Ended August 31, 2010[1,2]			Year Ended June 30, 2010[1]

Operations
Net investment income		$16,262,285			$1,501,588			$25,450,430
Net realized losses on investments		(1,960,095)			(292,046)			(3,093,869)
Net change in unrealized gains (losses) on investments		7,687,306			3,865,296			17,278,087

Net increase in net assets resulting from operations		21,989,496			5,074,838			39,634,648

Distributions to shareholders from
Net investment income
Class A		(4,583,566)			(698,943)			(6,369,704)
Class B		(243,091)			(40,807)			(973,655)
Class C		(2,279,362)			(263,192)			(5,349,907)
Administrator Class		(316,549)			(2)[3]			NA
Institutional Class		(8,624,206)			(923,652)			(10,690,455)
Class IS		NA			(22,445)[4]			(1,785,757)[4]
Tax basis return of capital
Class A		(1,731,087)			(586,005)			0
Class B		(172,929)			(89,730)			0
Class C		(1,762,948)			(602,199)			0
Administrator Class		(120,023)			(17)[3]			NA
Institutional Class		(2,835,213)			(647,437)			0
Class IS		NA			(24,106)[4]			0 [4]

Total distributions to shareholders		(22,668,974)			(3,898,535)			(25,169,478)

Capital share transactions	Shares		Shares			Shares
Proceeds from shares sold
Class A	16,412,941	149,657,118	10,201,125		92,856,348	10,856,419		98,081,840
Class B	99,347	906,066	42,635		388,252	407,714		3,690,785
Class C	2,685,125	24,474,739	433,076		3,944,669	5,763,362		52,055,708
Administrator Class	5,932,991	54,071,142	1,098	[3]	10,000 [3]	NA		NA
Institutional Class	56,802,728	517,846,081	2,059,324		18,749,802	16,810,431		151,753,234
Class IS	NA	NA	17,569	[4]	159,822 [4]	6,538,429	[4]	59,085,949 [4]

		746,955,146			116,108,893			364,667,516

Reinvestment of distributions
Class A	472,739	4,310,337	96,564		880,197	526,502		4,757,512
Class B	36,834	336,000	11,561		105,379	83,847		757,112
Class C	275,194	2,509,488	57,772		526,590	355,022		3,207,123
Administrator Class	28,945	263,683	2	[3]	19 [3]	NA		NA
Institutional Class	938,927	8,560,527	128,680		1,172,892	995,372		8,992,430
Class IS	NA	NA	2,878	[4]	26,187 [4]	112,637	[4]	1,017,230 [4]

		15,980,035			2,711,264			18,731,407

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Adjustable Rate Government Fund	31

	Year Ended August 31, 2011		Year Ended August 31, 2010[1,2]		Year Ended June 30, 2010[1]

Capital share transactions (continued)	Shares		Shares		Shares
Payment for shares redeemed
Class A	(19,607,933)	$(178,746,472)	(1,384,057)	$(12,605,917)	(12,412,473)	$(112,251,110)
Class B	(4,007,517)	(36,520,241)	(300,007)	(2,732,522)	(4,794,285)	(43,234,717)
Class C	(7,725,072)	(70,421,005)	(1,550,116)	(14,119,460)	(7,810,985)	(70,616,418)
Administrator Class	(2,129,535)	(19,400,449)	0 [3]	0 [3]	NA	NA
Institutional Class	(32,559,685)	(296,753,911)	(4,537,034)	(41,310,927)	(28,820,129)	(260,452,273)
Class IS	NA	NA	(8,573,766)[4]	(78,029,844)[4]	(7,594,500)[4]	(68,517,204)[4]

		(601,842,078)		(148,798,670)		(555,071,722)

Net increase (decrease) in net assets resulting from capital share transactions		161,093,103		(29,978,513)		(171,672,799)

Total increase (decrease) in net assets		160,413,625		(28,802,210)		(157,207,629)

Net assets
Beginning of period		1,112,036,951		1,140,839,161		1,298,046,790

End of period		$1,272,450,576		$1,112,036,951		$1,140,839,161

Overdistributed net investment income		$(607,241)		$(754,335)		$(316,903)

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Class commenced operations on July 30, 2010.

4.	Class IS shares of Evergreen Adjustable Rate Fund became Class A shares on July 9, 2010.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Adjustable Rate Government Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended June 30,
Class A	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$9.12	$9.11	$9.00	$9.15	$9.21	$9.23
Net investment income	0.14	0.02	0.20	0.32	0.44 [3]	0.38
Net realized and unrealized gains (losses) on investments	0.04	0.02	0.11	(0.14)	(0.05)	0.02

Total from investment operations	0.18	0.04	0.31	0.18	0.39	0.40
Distributions to shareholders from
Net investment income	(0.13)	(0.01)	(0.20)	(0.33)	(0.45)	(0.42)
Tax basis return of capital	(0.05)[3]	(0.02)[3]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.18)	(0.03)	(0.20)	(0.33)	(0.45)	(0.42)
Net asset value, end of period	$9.12	$9.12	$9.11	$9.00	$9.15	$9.21
Total return[4]	2.04%	0.49%	3.51%	2.09%	4.30%	4.42%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.73%	0.73%	0.98%[5]	1.11%[5]
Net expenses	0.74%	0.74%	0.73%	0.73%	0.94%[5]	1.07%[5]
Net investment income	1.50%	1.18%	2.27%	3.61%	4.74%	4.18%
Supplemental data
Portfolio turnover rate	18%	0%	14%	41%	39%	29%
Net assets, end of period (000’s omitted)	$328,427	$353,453	$271,853	$277,862	$270,482	$311,031

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to borrowings and/or leverage transactions as follows:

Year ended June 30, 2008	0.25%
Year ended June 30, 2007	0.36%

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Adjustable Rate Government Fund	33

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended June 30,
Class B	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$9.12	$9.11	$9.00	$9.15	$9.21	$9.23
Net investment income	0.07 [3]	0.00 [4]	0.13 [3]	0.26 [3]	0.37 [3]	0.32 [3]
Net realized and unrealized gains (losses) on investments	0.05	0.03	0.11	(0.14)	(0.05)	0.01

Total from investment operations	0.12	0.03	0.24	0.12	0.32	0.33
Distributions to shareholders from
Net investment income	(0.07)	(0.00)[4]	(0.13)	(0.27)	(0.38)	(0.35)
Tax basis return of capital	(0.05)[3]	(0.02)[3]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.02)	(0.13)	(0.27)	(0.38)	(0.35)
Net asset value, end of period	$9.12	$9.12	$9.11	$9.00	$9.15	$9.21
Total return[5]	1.28%	0.36%	2.73%	1.33%	3.53%	3.65%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.62%	1.48%	1.48%	1.70%[6]	1.81%[6]
Net expenses	1.49%	1.49%	1.48%	1.48%	1.70%[6]	1.81%[6]
Net investment income	0.81%	0.24%	1.55%	2.95%	3.99%	3.45%
Supplemental data
Portfolio turnover rate	18%	0%	14%	41%	39%	29%
Net assets, end of period (000’s omitted)	$14,911	$50,229	$52,414	$90,520	$183,596	$274,387

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Ratios include interest and fee expense relating to borrowings and/or leverage transactions as follows:

Year ended June 30, 2008	0.25%
Year ended June 30, 2007	0.36%

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Adjustable Rate Government Fund	Financial Highlights
(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended June 30,
Class C	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$9.12	$9.11	$9.00	$9.15	$9.21	$9.23
Net investment income	0.06	0.00 [3]	0.14	0.25	0.37 [4]	0.32 [4]
Net realized and unrealized gains (losses) on investments	0.06	0.03	0.10	(0.13)	(0.05)	0.01

Total from investment operations	0.12	0.03	0.24	0.12	0.32	0.33
Distributions to shareholders from
Net investment income	(0.07)	(0.00)[3]	(0.13)	(0.27)	(0.38)	(0.35)
Tax basis return of capital	(0.05)[4]	(0.02)[4]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.02)	(0.13)	(0.27)	(0.38)	(0.35)
Net asset value, end of period	$9.12	$9.12	$9.11	$9.00	$9.15	$9.21
Total return[5]	1.28%	0.36%	2.73%	1.33%	3.53%	3.65%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.62%	1.48%	1.48%	1.70%[6]	1.81%[6]
Net expenses	1.49%	1.51%	1.48%	1.48%	1.70%[6]	1.81%[6]
Net investment income	0.74%	0.23%	1.52%	2.88%	3.99%	3.45%
Supplemental data
Portfolio turnover rate	18%	0%	14%	41%	39%	29%
Net assets, end of period (000’s omitted)	$296,645	$340,278	$349,562	$360,607	$395,703	$497,661

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Amount is less than $0.005.

4.	Calculated based upon average shares outstanding.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Ratios include interest and fee expense relating to borrowings and/or leverage transactions as follows:

Year ended June 30, 2008	0.25%
Year ended June 30, 2007	0.36%

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Adjustable Rate Government Fund	35

(For a share outstanding throughout each period)

	Year Ended August 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$9.12	$9.11
Net investment income	0.14 [2]	0.02
Net realized and unrealized gains (losses) on investments	0.06	0.01

Total from investment operations	0.20	0.03
Distributions to shareholders from
Net investment income	(0.15)	(0.00)[3]
Tax basis return of capital	(0.05)[2]	(0.02)[2]

Total distributions to shareholders	(0.20)	(0.02)
Net asset value, end of period	$9.12	$9.12
Total return[4]	2.18%	0.31%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.90%
Net expenses	0.60%	0.62%
Net investment income	1.49%	2.01%
Supplemental data
Portfolio turnover rate	18%	0%
Net assets, end of period (000’s omitted)	$34,946	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Adjustable Rate Government Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended June 30,
Institutional Class	2011	2010 [1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$9.12	$9.11	$9.00	$9.15	$9.21	$9.23
Net investment income	0.15	0.02	0.23	0.35	0.46	0.41
Net realized and unrealized gains (losses) on investments	0.06	0.03	0.10	(0.14)	(0.05)	0.02

Total from investment operations	0.21	0.05	0.33	0.21	0.41	0.43
Distributions to shareholders from
Net investment income	(0.16)	(0.02)	(0.22)	(0.36)	(0.47)	(0.45)
Tax basis return of capital	(0.05)[3]	(0.02)[3]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.21)	(0.04)	(0.22)	(0.36)	(0.47)	(0.45)
Net asset value, end of period	$9.12	$9.12	$9.11	$9.00	$9.15	$9.21
Total return[4]	2.30%	0.53%	3.76%	2.35%	4.57%	4.69%
Ratios to average net assets (annualized)
Gross expenses	0.55%	0.55%	0.48%	0.48%	0.70%[5]	0.80%[5]
Net expenses	0.49%	0.49%	0.48%	0.48%	0.70%[5]	0.80%[5]
Net investment income	1.72%	1.21%	2.52%	3.91%	4.98%	4.47%
Supplemental data
Portfolio turnover rate	18%	0%	14%	41%	39%	29%
Net assets, end of period (000’s omitted)	$597,521	$368,066	$389,075	$483,565	$890,857	$1,361,685

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to borrowings and/or leverage transactions as follows:

Year ended June 30, 2008	0.25%
Year ended June 30, 2007	0.36%

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Adjustable Rate Government Fund	37

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

38	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to Financial Statements

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(68,417)	$124,264,444	$(124,196,027)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At August 31, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2012	2013	2014	2015	2016	2017	2018	2019
$95,791,789	$47,790,373	$11,283,743	$18,541,278	$10,766,785	$24,262,054	$1,705,150	$66,443

As of August 31, 2011, the Fund had $2,127,503 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to Financial Statements	Wells Fargo Advantage Adjustable Rate Government Fund	39
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Agency securities	$0	$1,239,813,125	$0	$1,239,813,125

Short-term investments
Investment companies	84,541,547	0	0	84,541,547
U.S. Treasury securities	499,996	0	0	499,996
	$85,041,543	$1,239,813,125	$0	$1,324,854,668

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of August 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other Financial Instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$(86,259)	$0	$0	$(86,259)

+	Futures contracts are valued at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency securities	Yankee government bonds	Total
Balance as of August 31, 2010	$10,023,440	$3,859,375	$13,882,815
Accrued discounts (premiums)	0	0	0
Realized gains (losses)	0	(25,391)	(25,391)
Change in unrealized gains (losses)	(2)	203,125	203,123
Purchases	0	0	0
Sales	(10,023,438)	(4,037,109)	(14,060,547)
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Balance as of August 31, 2011	$0	$0	$0
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$0	$0	$0

40	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $6,211 from the sale of Class A shares and $1,808, $18,476 and $9,253 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to Financial Statements	Wells Fargo Advantage Adjustable Rate Government Fund	41

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2011 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$536,559,011	$0	$205,924,052	$4,037,109

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2011, the Fund entered into futures contracts to speculate on interest rates.

At August 31, 2011, the Fund had short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Value at August 31, 2011	Net Unrealized Losses
December 2011	225 Short	5-Year U.S. Treasury Notes	$27,573,047	$(28,552)
December 2011	150 Short	10-Year U.S. Treasury Notes	19,354,688	(57,707)

The Fund had an average notional amount of $26,713,306 in short futures contracts during the year ended August 31, 2011.

On August 31, 2011, the cumulative unrealized losses on futures contracts in the amount of $86,259 is reflected in the net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011, the Fund paid $1,797 in commitment fees.

During the year ended August 31, 2011, the Fund had the following borrowing activity:

Average Borrowings Outstanding	Weighted Average Interest Rate	Interest Paid
$36,711	1.52%	$558

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2011, the period ended August 31, 2010 and the year ended June 30, 2010 were as follows:

	Year ended August 31,		Year ended June 30, 2010
	2011	2010**
Ordinary Income	$16,046,774	$1,949,041	$25,169,478
Return of Capital	6,622,200	1,949,494	0
**	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

42	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to Financial Statements

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward*
$19,601,613	$(212,335,118)
*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Adjustable Rate Government Fund	43

BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Adjustable Rate Government Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

44	Wells Fargo Advantage Adjustable Rate Government Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 871 of the Internal Revenue Code, $16,183,883 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

Other Information (Unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	45

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

46	Wells Fargo Advantage Adjustable Rate Government Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	47

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to Adjustable Rate Government Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital

48	Wells Fargo Advantage Adjustable Rate Government Fund	Other Information (Unaudited)

Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

Other Information (Unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	49

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells

50	Wells Fargo Advantage Adjustable Rate Government Fund	Other Information (Unaudited)

Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Adjustable Rate Government Fund	51

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205322 10-11 A215/AR215 08-11

Wells Fargo Advantage High Yield Bond Fund

Annual Report

August 31, 2011

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The views expressed and any forward-looking statements are as of August 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $221 billion in assets under management, as of August 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage High Yield Bond Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage High Yield Bond Fund for the 12-month period that ended August 31, 2011. Upon reviewing the report, you may notice a few changes from past shareholder reports. The most significant change is that the report now covers only one fund. We believe this change will give you more convenient access to your fund data.

Fixed-income performance oscillated during the recent 12-month period but generally produced positive returns from the vast majority of taxable fixed-income asset classes. The period began modestly as improving economic optimism generally shifted investors toward equities and riskier assets and away from U.S. Treasuries and lower-yielding fixed-income securities. Yields crept higher and bond prices declined during the fourth quarter of 2010. However, fixed-income returns improved in the first quarter of 2011 as U.S. Treasury yields incrementally climbed higher, but corporate bonds and structured product yields generally remained unchanged. High-yield securities performed better than investment-grade debt during these months.

However, in the spring of 2011, those themes shifted as investment-grade bond prices once again strongly improved while high-yield securities underperformed but continued to generate positive returns. U.S. Treasury yields began to decline, with the most notable shifts lower occurring from April through mid-May. Strategies that were broadly diversified across various sectors and credit-quality tiers generally outperformed strategies that were more heavily focused on U.S. Treasuries and the highest-quality fixed-income securities during this period, but most fixed-income sectors generated positive returns.

In the final three months of the period, lower-rated bonds declined sharply as escalating sovereign risk in Europe and fiscal budget concerns in the U.S. created waves of volatility in the equity markets and inspired a flight from riskier assets into higher-quality securities. Consequently, high-yield securities declined in price, most notably in August. U.S. Treasuries outperformed during this flight to quality while credit spreads generally widened. Nonetheless, fixed-income securities broadly finished the period with positive returns, as investment-grade indexes averaged returns of around 4.5% and higher (Barclays Capital U.S. Aggregate Bond Index1) and high-yield indexes returned more than 8.0% (Barclays Capital U.S. Corporate High Yield Bond Index2).

1.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

2.	Barclays Capital U.S. Corporate High Yield Bond Index is an index consisting of all domestic and yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage High Yield Bond Fund	3

Lower-rated bonds outperformed U.S. Treasuries and higher-rated bonds.

During the period, the lowest-rated credit-quality sectors continued to perform the best, as they have done since the credit crisis of 2008. The Caa-rated3 credit tier (Caa-rated subsector of the Barclays Capital U.S. Corporate High Yield Bond Index) returned 8.7% during the period, while the Baa-rated credit tier of the Barclays Capital U.S. Aggregate Bond Index returned 6.5% and the Aaa-rated credit tier returned 4.4%.

One of the drivers of strong performance in lower-rated corporate bonds and higher-spread structured products, such as commercial mortgage-backed securities (CMBS), was the effect of the low-yield environment from highly accommodative monetary policy. Low interest rates and low Treasury yields continued to create an environment of relatively scarce opportunities for higher-yielding assets, and as such, investors continued to move down the credit-quality tiers to add yield and a bit more risk, because of the relative lack of yield from the highest-rated securities and U.S. Treasuries. Consequently, the lower-rated and higher-spread areas of the fixed-income markets continued to provide some of the best 12-month returns. CMBS spreads continued to tighten for much of the period before an adjustment in May and June and a significant widening in July and August. Spreads in mortgage-backed, asset-backed, and corporate bonds tightened throughout the first eight months of the period before widening back in July and August to where they started the period.

U.S. Treasury yields set multi-decade lows in August 2011, surpassing the low yield levels that were set in the summer of 2010. Most fixed-income asset classes generally followed the trends of U.S. Treasuries, as investment-grade securities had their best-performing months when Treasury yields declined and their worst-performing months when Treasury yields shifted higher. Below-investment-grade securities demonstrated similar trends and were relatively impervious to the yield corrections in Treasuries and investment-grade bonds until June, July, and August of 2011, when high-yield securities sharply declined in price. Nonetheless, both the high-yield and investment-grade asset classes broadly finished the period with positive returns.

The Federal Reserve ended its second round of quantitative easing in June 2011.

In early November 2010, the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intended to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries through June 2011. Part of the restraint on the economy was the fact that private lending contracted during and after the credit crisis of 2008 and remained constrained. Despite the massive scale of these programs, quantitative easing did not result in significant credit expansion, monetary supply expansion, or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S.

3.	The ratings indicated are from Moody’s Investors Service. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

4	Wells Fargo Advantage High Yield Bond Fund	Letter to Shareholders

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value.

Treasuries back to the market. As scheduled, the Fed ended its purchases of U.S. Treasuries in June 2011.

Growth expectations were strongest at the beginning of the period.

Several economic figures demonstrated continued resiliency during the first four months of the period—particularly manufacturing indexes, which reached some of their highest expansionary points on record. Unemployment showed signs of healing, with the national unemployment figure shifting below 9% for the first time since the recession began, but then it ticked back above 9% midway through the period. Housing data continued to disappoint, and energy prices once again surged higher during the spring and summer on heightened political turmoil in the Middle East. Thus, the economic optimism that looked promising at the outset of the period continued to face some headwinds in the form of higher commodity prices, languishing housing values, and elevated levels of unemployment, creating some volatility in securities markets during the period. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide both better risk management and added opportunities to capture relative value. Heightened volatility may be uncomfortable to experience in the short term, but it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

Don’t let short-term uncertainty derail long-term investment goals.

While periods of uncertainty can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Diversification strategies can often help investors manage risks and plan for the long term. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles with more than 110 mutual funds, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

Letter to Shareholders	Wells Fargo Advantage High Yield Bond Fund	5

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage High Yield Bond Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Phillip Susser

FUND INCEPTION

September 11, 1935

12 MONTH TOTAL RETURN AS OF AUGUST 31, 2011
Class A (Excluding Sales Charges)	6.07%
BofA Merrill Lynch High Yield Master Index[1]	8.15%
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[2]	8.15%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.03% for Class A shares. The Fund’s gross and net expense ratios are 1.10% and 1.10%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The BofA Merrill Lynch High Yield Master Index is a market capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. The primary index was changed from BofA Merrill Lynch High Yield Master Index to BofA Merrill Lynch U.S. High Yield Master II Constrained Index. You cannot invest directly in an index.

2.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage High Yield Bond Fund Class A shares for the most recent ten years with the BofA Merrill Lynch High Yield Master Index and BofA Merrill Lynch U.S. High Yield Master II Contrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights (Unaudited)	Wells Fargo Advantage High Yield Bond Fund	7

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges returned 6.07% for the 12-month period that ended August 31, 2011. During the same period, the Fund’s benchmarks, the BofA Merrill Lynch U.S. High Yield Master Index and BofA Merrill Lynch U.S. High Yield Master II Constrained Index, both returned 8.15%.

■

The uncertainty of the economic recovery during the period increased our conviction in maintaining a lower risk profile for the Fund than the broader high-yield market. We did not believe that the compensation for assumed risk was sufficient from the most highly leveraged, lowest-quality issuers, considering the tepid economic conditions with weak consumer spending and a continued elevated unemployment rate.

■

The Fund’s lower risk profile of less duration[4] and fewer lower-quality issues restrained and led to underperformance during the period. However, the Fund experienced less volatility than the benchmark, thereby producing attractive risk-adjusted returns.

The Fund underperformed its benchmark but in our view, performed well on a risk-adjusted basis, exhibiting less volatility than its peers. The Fund underperformed due to its lower-than-benchmark exposure to risk. Specifically, the Fund had less duration risk through fewer longer-maturity bond holdings. The Fund had less credit risk by holding fewer lower-quality issues with a bias toward floating-rate, senior-secured issues. The Fund’s performance was positively affected by the benign credit environment of tightening spreads and falling interest rates, but we felt that it did not capture all the upside because compensation for excess risk became increasingly less attractive. The Fund benefited from its exposure to bank loans. On a relative basis, the lack of exposure to a handful of higher risk issues was a detractor.

TEN LARGEST LONG-TERM HOLDINGS[5] (AS OF AUGUST 31, 2011)
TXU Energy Company LLC, 3.71%, 10/10/2014	2.56%
CCH II Capital Corporation, 13.50%, 11/30/2016	1.90%
SunGard Data Systems Incorporated, 10.25%, 08/15/2015	1.87%
Nuveen Investments Incorporated, 5.50%, 09/15/2015	1.68%
Nielson Finance LLC, 7.75%, 11/15/2014	1.64%
Dupont Fabros Technology Incorporated, 8.50%, 12/15/2017	1.50%
Sabine Pass LNG LP, 7.50%, 11/30/2016	1.50%
NRG Energy Incorporated, 7.38%, 01/15/2017	1.45%
Graham Packaging Company Incorporated, 9.88%, 10/15/2014	1.21%
Sprint Capital Corporation, 6.88%, 11/15/2028	1.19%

Unemployment remained high and consumer confidence remained weak.

For most of the past 12 months, the economy continued to improve from the depths of the 2009 recession. Some of the improvement was a function of extraordinary Federal Reserve policies, including quantitative easing (essentially printing money to purchase Treasuries as a way of keeping interest rates low) and ensuring that short-term interest rates remained exceptionally low. Unfortunately, the primary benefit of such policies was asset price inflation, with less success in creating sustainable demand and improvements in confidence or in hiring and business spending. The weak underpinnings of the economic recovery most recently caused concern within the markets as the European debt situation grew considerably worse and had no evidence of an easy solution. Unemployment remained stubbornly high, and consumer confidence remained weak.

4.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A Fund’s duration is the weighted-average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or Fund’s) price for a 100 bps change in Treasury yields.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8	Wells Fargo Advantage High Yield Bond Fund	Performance Highlights (Unaudited)

By now it is well recognized that Europe and the U.S. have too much debt. We believe that political reality continues to cause damage to investor psyche. To date, all the austerity measures, revenue-enhancing schemes (planned tax hikes/reforms and asset sales), liquidity injection, money printing, government guarantees, and bank “stress tests” continue to miss the mark. The stress tests ignored the true risk (sovereign defaults). The guarantees and money printing simply bought time (but will make the situation worse if they don’t succeed), while the true solutions designed to cut the overall debt burden were back-end-loaded in such a manner that they have little credibility with the market. In other words, little has been done—or even credibly been planned—to cut public-sector spending to a level that has any chance of being sustainable. The markets have clearly become fatigued with “solutions,” while the problem persists—and promises to worsen—without real reform.

Looking forward, equity volatility is likely to weigh on the high-yield market. Fundamentally, however, little has changed. Indeed, corporate results remain strong, with the most recent (second quarter 2011) earnings beating expectations. Cheap financing, high operational leverage, and improved revenue continue to propel earnings and cash generation at the corporate level. Overall balance sheet leverage remains below average for high-yield companies, and the runway is quite long for the majority of companies to resolve over-indebted capital structures.

CREDIT QUALITY[6] (AS OF AUGUST 31, 2011)

We believe the macro risks, which cause considerable daily volatility and uncertainty, are largely insulated from the majority of high-yield issuers. As a result, while the high-yield market may remain volatile in the face of uncertainty, we feel that compensation for the risk has improved markedly. Ultimately, risk is a function of price. In our opinion, the lower prices offered for high-yield bonds make the asset class less risky. Default risk remains low in the near future, and while prices may end up cheaper if the European debt situation grows more severe, we believe that long-term investors are sufficiently compensated at current levels.

Our strategy remains true to its long-term approach of sticking with issues that have the ability to repay their debt or to deleverage their balance sheets through cash-flow generation—while also minimizing downside risk by investing in issues with sufficient asset coverage at the market level of their overall debt. As the market has cheapened recently, lower-quality issues have become slightly more appealing. The Fund has added some “risk” recently, and we expect to continue adding risk, should the risk/reward ratio continue to improve. Nonetheless, the overall positioning of the Fund remains less risky than the broader high-yield market, with less duration exposure, less low-quality exposure, and more seniority exposure, on average. That positioning was in place prior to the recent volatility, and we continue to believe that those issues that can ride through a moderate slowdown are the best holdings in the current environment.

6.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage High Yield Bond Fund	9

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF AUGUST 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]
Class A (EKHAX)	01/20/1998	(5.97)	1.42	5.94	6.73	(1.54)	6.07	6.90	7.23	1.10%	1.10%
Class B (EKHBX)**	09/11/1935	(6.67)	0.31	5.82	6.69	(1.91)	5.28	6.11	6.69	1.85%	1.85%
Class C (EKHCX)	01/21/1998	(2.90)	4.28	6.11	6.46	(1.90)	5.28	6.11	6.46	1.85%	1.85%
Administrator Class (EKHYX)	04/14/1998					(1.43)	6.30	7.16	7.52	1.04%	0.88%
BofA Merrill Lynch High Yield Master Index						(1.35)	8.15	7.89	8.15
BofA Merrill Lynch U.S. High Yield Master II Constrained Index						(1.45)	8.15	8.19	8.34

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment grade bond investments, such as credit risk (e.g. risk of issuer default), below investment grade bond risk (e.g. risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

7.	Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen High Income Fund.

8.	Reflects the expense ratios as stated in the most recent prospectuses.

9.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.03% for Class A, 1.78% for Class B, 1.78% for Class C and 0.80% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage High Yield Bond Fund	Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2011 to August 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 03-01-2011	Ending Account Value 08-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$984.65	$5.00	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000.00	$980.94	$8.74	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%
Class C
Actual	$1,000.00	$980.95	$8.74	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%
Administrator Class
Actual	$1,000.00	$985.66	$4.00	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Yield Bond Fund	11

Security Name			Shares	Value

Common Stocks: 0.12%

Consumer Discretionary: 0.00%

Hotels, Restaurants & Leisure: 0.00%
Trump Entertainment Resorts Incorporated(a)†			1,840	$0

Telecommunication Services: 0.12%

Diversified Telecommunication Services: 0.12%
Fairpoint Communications Incorporated†			70,879	454,335

Total Common Stocks (Cost $1,573,931)				454,335

	Interest Rate	Maturity Date	Principal

Corporate Bonds and Notes: 76.06%

Consumer Discretionary: 17.42%

Auto Components: 1.60%
Allison Transmission Incorporated 144A	7.13%	05/15/2019	$2,000,000	1,855,000
Cooper Tire & Rubber Company	7.63	03/15/2027	1,935,000	1,756,013
Cooper Tire & Rubber Company	8.00	12/15/2019	450,000	436,500
Goodyear Tire & Rubber Company	10.50	05/15/2016	1,918,000	2,097,813

				6,145,326

Diversified Consumer Services: 2.38%
Carriage Services Incorporated	7.88	01/15/2015	1,715,000	1,689,275
Service Corporation International	7.00	05/15/2019	515,000	526,588
Service Corporation International	7.50	04/01/2027	4,080,000	3,814,800
Service Corporation International	7.63	10/01/2018	450,000	481,500
Service Corporation International	8.00	11/15/2021	525,000	559,125
Service Corporation International Series WI	7.00	06/15/2017	2,000,000	2,090,000

				9,161,288

Hotels, Restaurants & Leisure: 3.85%
American Casinos Incorporated 144A	7.50	04/15/2021	575,000	573,563
Blue Merger Sub Incorporated 144A	7.63	02/15/2019	350,000	347,375
Citycenter Holdings LLC 144A	7.63	01/15/2016	175,000	170,188
Citycenter Holdings LLC 144A¥	11.50	01/15/2017	1,055,583	1,013,360
Dineequity Incorporated	9.50	10/30/2018	2,200,000	2,282,500
Greektown Superholdings Incorporated	13.00	07/01/2015	3,550,000	3,665,375
Greektown Superholdings Incorporated	13.00	07/01/2015	2,250,000	2,300,625
NAI Entertainment Holdings LLC 144A	8.25	12/15/2017	2,150,000	2,171,500
Speedway Motorsports Incorporated	6.75	02/01/2019	225,000	213,750
Yonkers Racing Corporation 144A	11.38	07/15/2016	1,986,000	2,075,370

				14,813,606

Media: 8.43%
Cablevision Systems Corporation	8.63	09/15/2017	900,000	954,000
CCH II Capital Corporation	13.50	11/30/2016	6,334,383	7,316,212
CCO Holdings LLC	8.13	04/30/2020	560,000	592,200
Charter Communications Incorporated Step Bond 144A	10.88	09/15/2014	1,700,000	1,833,875
Cinemark USA Incorporated 144A	7.38	06/15/2021	775,000	749,813

12	Wells Fargo Advantage High Yield Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Media (continued)
Cinemark USA Incorporated	8.63%	06/15/2019	$3,350,000	$3,517,500
CSC Holdings LLC	7.88	02/15/2018	300,000	317,250
CSC Holdings LLC	8.50	04/15/2014	125,000	135,313
DISH DBS Corporation	7.88	09/01/2019	1,070,000	1,136,875
EchoStar DBS Corporation	6.63	10/01/2014	1,175,000	1,213,188
EchoStar DBS Corporation	7.75	05/31/2015	2,075,000	2,189,125
Gray Television Incorporated	10.50	06/29/2015	2,600,000	2,509,000
Lamar Media Corporation Series C	9.75	04/01/2014	2,545,000	2,837,675
LIN Television Corporation	8.38	04/15/2018	275,000	284,625
Regal Cinemas Corporation	8.63	07/15/2019	4,275,000	4,424,625
Salem Communications	9.63	12/15/2016	2,343,000	2,381,074

				32,392,350

Specialty Retail: 1.16%
Gap Incorporated	5.95	04/12/2021	600,000	569,033
Limited Brands Incorporated	6.63	04/01/2021	300,000	303,750
Radioshack Corporation 144A	6.75	05/15/2019	775,000	724,625
Rent A Center Incorporated 144A	6.63	11/15/2020	400,000	384,000
Toys R Us Property Company LLC	8.50	12/01/2017	500,000	510,000
Toys R Us Property Company LLC	10.75	07/15/2017	1,825,000	1,971,000

				4,462,408

Consumer Staples: 0.24%

Food Products: 0.24%
B&G Foods Incorporated	7.63	01/15/2018	750,000	787,500
Darling International Incorporated 144A	8.50	12/15/2018	125,000	135,313

				922,813

Energy: 13.47%

Energy Equipment & Services: 2.68%
Bristow Group Incorporated	7.50	09/15/2017	965,000	984,300
Dresser Rand Group Incorporated 144A	6.50	05/01/2021	1,025,000	1,004,500
Gulfmark Offshore Incorporated	7.75	07/15/2014	1,565,000	1,576,738
Hornbeck Offshore Services Incorporated Series B	6.13	12/01/2014	2,300,000	2,265,500
Hornbeck Offshore Services Incorporated Series B	8.00	09/01/2017	935,000	925,650
Oil States International Incorporated 144A	6.50	06/01/2019	800,000	800,000
PHI Incorporated	8.63	10/15/2018	2,750,000	2,743,125

				10,299,813

Oil, Gas & Consumable Fuels: 10.79%
Arch Coal Incorporated	8.75	08/01/2016	1,820,000	1,961,050
Coffeyville Resources Incorporated 144A	9.00	04/01/2015	2,025,000	2,146,500
Consol Energy Incorporated	8.25	04/01/2020	845,000	908,375
Denbury Resources Incorporated	6.38	08/15/2021	350,000	343,000
Denbury Resources Incorporated	8.25	02/15/2020	200,000	210,750
Denbury Resources Incorporated	9.75	03/01/2016	225,000	246,938
El Paso Corporation	6.50	09/15/2020	915,000	987,086
El Paso Corporation	7.00	06/15/2017	2,375,000	2,637,352
El Paso Corporation	7.25	06/01/2018	3,450,000	3,819,150

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Yield Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
El Paso Corporation	7.42%	02/15/2037	$760,000	$798,096
El Paso Corporation	8.25	02/15/2016	850,000	995,043
Energy Transfer Equity LP	7.50	10/15/2020	3,475,000	3,561,875
Ferrellgas Partners LP	9.13	10/01/2017	3,420,000	3,505,500
Forest Oil Corporation	7.25	06/15/2019	1,315,000	1,301,850
Forest Oil Corporation	8.50	02/15/2014	560,000	599,200
Hilcorp Energy Company 144A	7.75	11/01/2015	500,000	510,000
Holly Corporation	9.88	06/15/2017	1,870,000	2,047,650
Inergy LP 144A	6.88	08/01/2021	575,000	552,000
Inergy LP	7.00	10/01/2018	525,000	510,563
Overseas Shipholding Group	7.50	02/15/2024	200,000	141,500
Peabody Energy Corporation	7.88	11/01/2026	1,310,000	1,431,175
Regency Energy Partners	6.88	12/01/2018	250,000	255,000
Sabine Pass LNG LP	7.25	11/30/2013	2,250,000	2,227,500
Sabine Pass LNG LP	7.50	11/30/2016	5,850,000	5,762,250
Suburban Propane Partners LP	7.38	03/15/2020	2,550,000	2,594,625
Susser Holdings LLC	8.50	05/15/2016	1,375,000	1,436,875

				41,490,903

Financials: 20.47%

Capital Markets: 0.29%
Oppenheimer Holdings Incorporated	8.75	04/15/2018	1,100,000	1,100,000

Commercial Banks: 0.71%
Emigrant Bancorp Incorporated 144A(i)	6.25	06/15/2014	3,050,000	2,735,588

Consumer Finance: 12.05%
Ally Financial Incorporated	6.88	09/15/2011	55,000	55,000
Ally Financial Incorporated	7.50	12/31/2013	2,430,000	2,502,900
American General Finance Corporation	5.40	12/01/2015	300,000	255,000
American General Finance Corporation	5.75	09/15/2016	925,000	777,000
Calpine Construction Finance Corporation 144A	7.25	10/15/2017	3,150,000	3,189,375
Calpine Construction Finance Corporation 144A	8.00	06/01/2016	2,700,000	2,855,250
CIT Group Incorporated 144A	5.25	04/01/2014	150,000	145,125
CIT Group Incorporated	7.00	05/01/2014	602,286	605,297
CIT Group Incorporated 144A	7.00	05/04/2015	2,100,000	2,089,500
CIT Group Incorporated	7.00	05/01/2016	4,225,000	4,203,875
CIT Group Incorporated	7.00	05/01/2017	3,825,000	3,777,188
Ferrellgas Finance Corporation	6.50	05/01/2021	1,425,000	1,278,938
Ford Motor Credit Company LLC	6.63	08/15/2017	900,000	941,606
Fresenius Medical Care US Finance Incorporated	6.88	07/15/2017	525,000	547,313
General Motors Finance Company 144A	6.75	06/01/2018	1,200,000	1,194,000
Homer City Funding, LLC	8.73	10/01/2026	343,763	278,448
International Lease Finance Corporation	6.38	03/25/2013	515,000	508,563
International Lease Finance Corporation 144A	6.50	09/01/2014	125,000	126,875
International Lease Finance Corporation 144A	6.75	09/01/2016	125,000	126,250
International Lease Finance Corporation 144A	7.13	09/01/2018	200,000	202,000
International Lease Finance Corporation	8.63	09/15/2015	1,015,000	1,035,300
Local TV Finance LLC 144A¥	9.25	06/15/2015	400,000	369,000
Nielson Finance LLC	7.75	10/15/2018	6,115,000	6,313,738
Springleaf Finance Corporation	6.90	12/15/2017	4,850,000	4,098,250

14	Wells Fargo Advantage High Yield Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Consumer Finance (continued)
Sprint Capital Corporation	6.88%	11/15/2028	$5,110,000	$4,573,450
Sprint Capital Corporation	6.90	05/01/2019	1,010,000	994,850
Sprint Capital Corporation	8.75	03/15/2032	3,200,000	3,280,000

				46,324,091

Diversified Financial Services: 3.54%
Ally Financial Incorporated	8.30	02/12/2015	300,000	315,000
Interactive Data Corporation	10.25	08/01/2018	1,250,000	1,325,000
NCO Group Incorporated	11.88	11/15/2014	2,650,000	2,451,250
NSG Holdings LLC/NSG Holdings Incorporated 144A(i)	7.75	12/15/2025	900,000	873,000
Nuveen Investments Incorporated	5.50	09/15/2015	7,800,000	6,474,000
Nuveen Investments Incorporated	10.50	11/15/2015	1,575,000	1,519,875
Nuveen Investments Incorporated 144A	10.50	11/15/2015	450,000	429,750
USI Holdings Corporation 144A	9.75	05/15/2015	250,000	236,250

				13,624,125

Insurance: 0.85%
HUB International Holdings Incorporated 144A	10.25	06/15/2015	3,450,000	3,268,875

REIT: 3.03%
Dupont Fabros Technology Incorporated	8.50	12/15/2017	5,470,000	5,770,850
Felcor Escrow Holdings 144A	6.75	06/01/2019	1,350,000	1,269,000
MPT Operating Partnership LP 144A	6.88	05/01/2021	1,625,000	1,547,813
Omega Healthcare Investors Incorporated 144A	6.75	10/15/2022	2,200,000	2,112,000
Ventas Incorporated	9.00	05/01/2012	909,000	950,979

				11,650,642

Health Care: 4.87%

Health Care Equipment & Supplies: 0.93%
Biomet Incorporated ¥	10.38	10/15/2017	515,000	543,325
Biomet Incorporated	11.63	10/15/2017	2,645,000	2,830,150
Fresenius Medical Care Incorporated 144A	5.75	02/15/2021	225,000	216,000

				3,589,475

Health Care Providers & Services: 3.62%
Aviv Healthcare Incorporated 144A	7.75	02/15/2019	1,150,000	1,144,250
Centene Corporation	5.75	06/01/2017	975,000	940,875
Community Health Systems Incorporated Series WI	8.88	07/15/2015	2,275,000	2,306,281
HCA Incorporated	6.50	02/15/2020	1,150,000	1,162,938
HCA Incorporated	7.25	09/15/2020	1,000,000	1,027,500
HCA Incorporated	7.50	02/15/2022	900,000	891,000
Health Management plc	6.13	04/15/2016	2,000,000	1,950,000
HealthSouth Corporation	7.25	10/01/2018	450,000	451,125
HealthSouth Corporation	7.75	09/15/2022	450,000	450,000
Sabra Health Care LP	8.13	11/01/2018	1,875,000	1,785,938
United Surgical Partners International Incorporated	8.88	05/01/2017	1,740,000	1,792,200

				13,902,107

Pharmaceuticals: 0.32%
Mylan Incorporated 144A	6.00	11/15/2018	750,000	746,250

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Yield Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Pharmaceuticals (continued)
Mylan Incorporated 144A	7.63%	07/15/2017	$100,000	$106,750
Mylan Incorporated 144A	7.88	07/15/2020	350,000	374,500

				1,227,500

Industrials: 3.97%

Aerospace & Defense: 0.54%
Hexcel Corporation	6.75	02/01/2015	462,000	470,085
Huntington Ingalls Industries Incorporated 144A	6.88	03/15/2018	1,250,000	1,175,000
Huntington Ingalls Industries Incorporated 144A	7.13	03/15/2021	125,000	117,500
TransDigm Group Incorporated 144A	7.75	12/15/2018	300,000	305,250

				2,067,835

Building Products: 0.09%
Griffon Corporation	7.13	04/01/2018	375,000	354,375

Commercial Services & Supplies: 1.92%
Corrections Corporation of America	6.25	03/15/2013	120,000	120,300
Corrections Corporation of America	7.75	06/01/2017	1,445,000	1,535,313
Geo Group Incorporated	7.75	10/15/2017	1,705,000	1,790,250
Iron Mountain Incorporated	8.00	06/15/2020	1,400,000	1,431,500
Iron Mountain Incorporated	8.38	08/15/2021	1,440,000	1,490,400
KAR Holdings Incorporated ±	4.25	05/01/2014	1,025,000	994,250

				7,362,013

Machinery: 0.24%
Columbus McKinnon Corporation 144A	7.88	02/01/2019	525,000	517,125
Titan International Incorporated 144A	7.88	10/01/2017	400,000	420,000

				937,125

Marine: 0.24%
Hornbeck Offshore Services Company	1.63	11/15/2026	975,000	916,013

Professional Services: 0.10%
CDRT Merger Sub Incorporated 144A	8.13	06/01/2019	425,000	396,313

Road & Rail: 0.84%
Kansas City Southern	13.00	12/15/2013	239,000	275,746
RailAmerica Incorporated	9.25	07/01/2017	2,750,000	2,970,000

				3,245,746

Information Technology: 4.47%

Communications Equipment: 0.46%
Allbritton Communications Company	8.00	05/15/2018	1,275,000	1,239,938
Avaya Incorporated	9.75	11/01/2015	600,000	510,000

				1,749,938

Internet Software & Services: 0.37%
Equinix Incorporated	7.00	07/15/2021	75,000	76,125
Equinix Incorporated	8.13	03/01/2018	1,270,000	1,346,200

				1,422,325

16	Wells Fargo Advantage High Yield Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

IT Services: 3.64%
Audatex North American Incorporated 144A	6.75%	06/15/2018	$175,000	$171,938
Fidelity National Information Services	7.63	07/15/2017	329,000	342,160
Fidelity National Information Services	7.88	07/15/2020	774,000	804,960
First Data Corporation	11.25	03/31/2016	2,350,000	1,974,000
SunGard Data Systems Incorporated	4.88	01/15/2014	857,000	846,288
SunGard Data Systems Incorporated 144A	7.38	11/15/2018	550,000	523,875
SunGard Data Systems Incorporated 144A	7.63	11/15/2020	100,000	95,500
SunGard Data Systems Incorporated	10.25	08/15/2015	7,050,000	7,191,000
TW Telecommunications Holdings Incorporated	8.00	03/01/2018	2,000,000	2,060,000

				14,009,721

Materials: 2.45%

Chemicals: 0.54%
Celanese US Holdings LLC	6.63	10/15/2018	1,000,000	1,060,000
Lyondell Chemical Company	11.00	05/01/2018	925,000	1,032,531

				2,092,531

Containers & Packaging: 1.89%
Ball Corporation	5.75	05/15/2021	275,000	272,938
Crown Americas LLC	7.63	05/15/2017	500,000	533,750
Graham Packaging Company Incorporated	8.25	01/01/2017	55,000	55,550
Graham Packaging Company Incorporated	9.88	10/15/2014	4,570,000	4,638,550
Owens Brockway Glass Container Incorporated	7.38	05/15/2016	1,702,000	1,778,590

				7,279,378

Metals & Mining: 0.02%
Indalex Holdings Corporation(s)	11.50	02/01/2014	3,285,000	57,488

Telecommunication Services: 5.47%

Diversified Telecommunication Services: 1.01%
GCI Incorporated	6.75	06/01/2021	625,000	615,625
GCI Incorporated	8.63	11/15/2019	1,925,000	2,062,156
Qwest Corporation	7.63	08/03/2021	270,000	284,135
SBA Telecommunications Incorporated	8.00	08/15/2016	815,000	857,788
SBA Telecommunications Incorporated	8.25	08/15/2019	75,000	79,313

				3,899,017

Wireless Telecommunication Services: 4.46%
CC Holdings LLC 144A	7.75	05/01/2017	2,050,000	2,193,500
Cricket Communications Incorporated	7.75	10/15/2020	600,000	534,000
Cricket Communications Incorporated Series I	7.75	05/15/2016	4,455,000	4,510,688
Crown Castle International Corporation	9.00	01/15/2015	900,000	969,750
iPCS Incorporated¥	3.50	05/01/2014	1,764,503	1,583,641
MetroPCS Communications Incorporated	6.63	11/15/2020	1,975,000	1,846,625
MetroPCS Communications Incorporated	7.88	09/01/2018	1,075,000	1,089,781
Sprint Nextel Corporation	6.00	12/01/2016	600,000	577,500
Syniverse Holdings Incorporated 144A	9.13	01/15/2019	3,850,000	3,850,000

				17,155,485

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Yield Bond Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Utilities: 3.23%

Electric Utilities: 1.01%
Energy Future Holdings Corporpation¥	12.00%	11/01/2017	$548,542	$463,518
Ipalco Enterprises Incorporated 144A	5.00	05/01/2018	900,000	871,708
Ipalco Enterprises Incorporated 144A	7.25	04/01/2016	520,000	557,036
Otter Tail Corporation	9.00	12/15/2016	1,815,000	1,987,425

				3,879,687

Gas Utilities: 0.65%
AmeriGas Partners LP	6.50	05/20/2021	550,000	539,000
AmeriGas Partners LP	6.25	08/20/2019	2,000,000	1,945,000

				2,484,000

Independent Power Producers & Energy Traders: 1.57%
NRG Energy Incorporated	7.38	01/15/2017	5,425,000	5,587,750
RRI Energy Incorporated	9.68	07/02/2026	460,000	462,300

				6,050,050

Total Corporate Bonds and Notes (Cost $292,636,271)				292,469,950

			Shares
Investment Companies: 0.01%
Eaton Vance Limited Duration Income Trust			3,330	50,616

Total Investment Companies (Cost $46,481)				50,616

			Principal
Non-Agency Mortgage Backed Securities: 2.74%
American Home Mortgage Assets Series 2006 Class 1A1±	1.21	09/25/2046	$4,355,611	2,158,367
American Home Mortgage Assets Series 2006 Class 1A1	5.47	01/15/2045	1,280,000	1,225,757
Banc of America Commercial Mortgage Incorporated Series 2006 Class AM	6.08	07/10/2044	1,515,000	1,354,333
Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class AM	6.07	07/10/2038	2,040,000	1,923,373
Lehman XS Trust Series 2006-18N Class A5A(i)±	0.39	12/25/2036	3,730,000	1,399,597
Morgan Stanley Capital I Trust Series 2006-IQ12 Class AM	5.37	12/15/2043	910,000	814,874
Morgan Stanley Capital I Trust Series 2006-IQ12 Class AM	5.37	12/15/2043	1,831,000	1,664,908

Total Non-Agency Mortgage Backed Securities (Cost $11,647,709)				10,541,209

	Dividend Yield		Shares

Preferred Stocks: 0.14%

Financials: 0.14%

Consumer Finance: 0.14%
GMAC Capital Trust	8.13		26,000	552,214

Total Preferred Stocks (Cost $650,000)				552,214

	Interest Rate		Principal

Term Loans: 15.07%
Advantage Sales & Marketing Incorporated	9.25	06/18/2018	$475,000	450,856
Allison Transmission Incorporated	2.96	08/07/2014	1,915,257	1,795,553
Arrowhead General Insurance Agency Incorporated	5.75	03/03/2017	598,500	580,545
Capital Automotive LP	5.00	03/10/2017	2,351,986	2,193,227
CCM Merger Incorporated	7.00	03/01/2017	3,189,494	3,077,862

18	Wells Fargo Advantage High Yield Bond Fund	Portfolio of Investments—August 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Term Loans (continued)
Coinmach Corporation	3.28%	11/20/2014	$3,194,001	$2,778,781
Community Health Systems Incorporated	2.57	07/25/2014	2,644,576	2,452,368
Community Health Systems Incorporated	2.57	07/25/2014	136,032	126,146
Emdeon Business Services LLC	4.50	11/18/2013	992,500	980,094
Emdeon Business Services LLC	5.23	05/16/2014	750,000	739,373
Fairpoint Communications Incorporated	6.50	01/22/2016	3,550,736	2,938,234
Federal Mogul Corporation	2.14	12/29/2014	2,850,863	2,583,594
Federal Mogul Corporation	2.15	12/28/2015	1,454,522	1,317,259
First Data Corporation	2.97	09/24/2014	1,392,761	1,224,474
First Data Corporation	2.97	09/24/2014	1,742,926	1,531,597
First Data Corporation	2.97	09/24/2014	2,600,651	2,285,322
Ford Motor Credit Company LLC	2.96	12/16/2013	2,589,013	2,538,165
Goodyear Tire & Rubber Company	1.50	04/30/2014	1,875,000	1,733,438
Gray Television Incorporated	3.71	12/31/2014	1,905,202	1,742,574
HCA Incorporated	2.75	05/01/2016	2,962,500	2,746,652
HHI Holdings Limited	7.00	03/21/2017	399,000	378,053
HMSC Corporation	5.72	10/03/2014	677,829	440,589
Level 3 Financing Incorporated	2.50	03/13/2014	1,000,000	924,000
Local TV Finance LLC	2.23	05/07/2013	2,796,494	2,488,880
LPL Holdings Incorporated	1.98	06/28/2013	1,776,283	1,724,114
Merisant Company(i)	7.50	01/08/2014	1,009,549	991,044
Mission Broadcasting Incorporated	5.00	09/30/2016	78,131	75,006
Newsday LLC	10.50	08/01/2013	2,825,000	2,916,813
Nexstar Broadcasting Incorporated	5.00	09/30/2016	122,206	117,318
Springleaf Finance Corporation	5.50	05/05/2017	700,000	648,375
SunGard Data Systems Incorporated	1.96	02/28/2014	625,933	589,422
The Geo Group Incorporated	3.75	06/22/2017	321,750	318,533
TXU Energy Company LLC<	3.71	10/10/2014	12,942,978	9,836,663
TXU Energy Company LLC	4.74	10/10/2017	275,000	202,125
WASH Multifamily Laundry Systems LLC	7.00	08/28/2014	495,792	490,834

Total Term Loans (Cost $60,754,265)				57,957,883

Yankee Corporate Bonds and Notes: 4.34%

Consumer Discretionary: 0.79%

Media: 0.79%
Videotron Limited	6.38	12/15/2015	380,000	385,700
Videotron Limited	6.88	01/15/2014	1,143,000	1,151,573
Videotron Limited	9.13	04/15/2018	1,385,000	1,513,113

				3,050,386

Energy: 0.09%

Oil, Gas & Consumable Fuels: 0.09%
Griffin Coal Mining Company Limited 144A(s)	9.50	12/01/2016	368,545	348,736

Financials: 0.00%

Diversified Financial Services: 0.00%
Preferred Term Securities XII Limited(a)(i)(s)	1.05	12/24/2033	720,000	216

Information Technology: 0.49%

Computers & Peripherals: 0.49%
Seagate HDD Cayman	6.88	05/01/2020	400,000	383,000

Portfolio of Investments—August 31, 2011	Wells Fargo Advantage High Yield Bond Fund	19

Security Name	Interest Rate	Maturity Date	Principal	Value

Computers & Peripherals (continued)
Seagate HDD Cayman	6.80%	10/01/2016	$650,000	$659,750
Seagate HDD Cayman 144A	7.00	11/01/2021	350,000	330,750
Seagate HDD Cayman 144A	7.75	12/15/2018	500,000	496,250

				1,869,750

Materials: 0.73%

Metals & Mining: 0.73%
Novelis Incorporated	7.25	02/15/2015	990,000	988,763
Novelis Incorporated	8.38	12/15/2017	500,000	516,250
Novelis Incorporated	8.75	12/15/2020	1,225,000	1,289,313

				2,794,326

Telecommunication Services: 2.24%

Wireless Telecommunication Services: 2.24%
Intelsat Limited	11.25	06/15/2016	2,525,000	2,638,625
Intelsat Limited 144A	7.25	04/01/2019	400,000	386,000
Intelsat Limited 144A	7.25	10/15/2020	725,000	696,000
Intelsat Limited 144A	7.50	04/01/2021	250,000	241,875
Intelsat Limited	8.50	11/01/2019	1,100,000	1,141,250
Intelsat Limited	9.50	06/15/2016	2,214,000	2,297,025
Telesat Canada Incorporated	11.00	11/01/2015	1,125,000	1,207,948

				8,608,723

Total Yankee Corporate Bonds and Notes (Cost $16,550,236)				16,672,137

	Yield		Shares

Short-Term Investments: 0.14%

Investment Companies: 0.14%
Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)##	0.05		515,429	515,429

Total Short-Term Investments (Cost $515,429)				515,429

Total Investments in Securities
(Cost $384,374,322)*	98.61%	379,213,773
Other Assets and Liabilities, Net	1.39	5,327,205

Total Net Assets	100.00%	$384,540,978

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

†	Non-income earning securities.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(z)	Zero coupon security. Rate represents yield to maturity.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

±	Variable rate investment.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(i)	Illiquid security for which the designation as illiquid is unaudited.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities and/or unfunded loans.
*	Cost for federal income tax purposes is $385,465,876 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$8,588,750
Gross unrealized depreciation	(14,840,853)

Net unrealized depreciation	$(6,252,103)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Yield Bond Fund	Statement of Assets and Liabilities—August 31, 2011

Assets
Investments
In unaffiliated securities, at value	$378,698,344
In affiliated securities, at value	515,429

Total investments, at value (see cost below)	379,213,773
Foreign currency, at value (see cost below)	50
Receivable for investments sold	1,634,242
Receivable for Fund shares sold	263,576
Receivable for interest	6,690,493
Prepaid expenses and other assets	158,343

Total assets	387,960,477

Liabilities
Dividends payable	669,264
Payable for investments purchased	1,525,449
Payable for Fund shares redeemed	618,111
Advisory fee payable	176,649
Distribution fees payable	82,253
Due to other related parties	72,097
Accrued expenses and other liabilities	275,676

Total liabilities	3,419,499

Total net assets	$384,540,978

NET ASSETS CONSIST OF
Paid-in capital	$470,479,105
Undistributed net investment income	23,912
Accumulated net realized losses on investments	(80,801,495)
Net unrealized losses on investments	(5,160,544)

Total net assets	$384,540,978

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$240,652,794
Shares outstanding – Class A	79,517,733
Net asset value per share – Class A	$3.03
Maximum offering price per share – Class A2	$3.17
Net assets – Class B	$21,655,846
Shares outstanding – Class B	7,153,437
Net asset value per share – Class B	$3.03
Net assets – Class C	$95,998,561
Shares outstanding – Class C	31,718,045
Net asset value per share – Class C	$3.03
Net assets – Administrator Class	$26,233,777
Shares outstanding – Administrator Class	8,665,069
Net asset value per share – Administrator Class	$3.03

Total investments, at cost	$384,374,322

Foreign currency, at cost	$45

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.5 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended August 31, 2011	Wells Fargo Advantage High Yield Bond Fund	21

Investment income
Interest*	$35,215,989
Dividends	333,926
Income from affiliated securities	23,815
Securities lending income, net	5,459

Total investment income	35,579,189

Expenses
Advisory fee	2,337,489
Administration fees
Fund Level	233,778
Class A	451,795
Class B	61,818
Class C	168,424
Administrator Class	41,283
Shareholder servicing fees
Class A	704,878
Class B	96,391
Class C	263,162
Administrator Class	98,933
Distribution fees
Class B	289,772
Class C	789,487
Custody and accounting fees	61,587
Professional fees	48,001
Registration fees	133,664
Shareholder report expenses	21,305
Trustees’ fees and expenses	10,118
Other fees and expenses	20,550

Total expenses	5,832,435
Less: Fee waivers and/or expense reimbursements	(87,734)

Net expenses	5,744,701

Net investment income	29,834,488

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	18,328,825
Net change in unrealized gains (losses) on investments	(19,115,729)

Net realized and unrealized gains (losses) on investments	(786,904)

Net increase in net assets resulting from operations	$29,047,584

* Net of foreign withholding taxes of	$1,125

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Yield Bond Fund	Statements of Changes in Net Assets

	Year Ended August 31, 2011		Year Ended August 31, 2010[1],[2]		Year Ended April 30, 2010[1]

Operations
Net investment income		$29,834,488		$12,320,618		$44,800,943
Net realized gains on investments		18,328,825		13,769,788		23,156,775
Net change in unrealized gains (losses) on investments		(19,115,729)		(23,470,632)		105,876,883

Net increase in net assets resulting from operations		29,047,584		2,619,774		173,834,601

Distributions to shareholders from
Net investment income
Class A		(18,554,559)		(7,119,862)		(24,421,838)
Class B		(2,252,736)		(1,194,108)		(5,000,781)
Class C		(6,131,831)		(2,410,914)		(8,301,271)
Administrator Class		(2,801,013)		(1,666,126)		(8,882,317)

Total distributions to shareholders		(29,740,139)		(12,391,010)		(46,606,207)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	25,463,806	80,049,390	11,639,882	35,068,269	33,629,408	95,082,400
Class B	373,740	1,173,000	258,205	779,993	1,103,168	3,026,709
Class C	3,288,763	10,292,728	1,637,374	4,955,735	5,060,013	14,201,909
Administrator Class	11,790,846	37,115,185	1,214,446	3,673,727	21,029,397	58,592,547

		128,630,303		44,477,724		170,903,565

Reinvestment of distributions
Class A	3,862,061	12,114,402	1,541,410	4,655,199	5,369,113	15,262,406
Class B	422,754	1,325,963	222,277	670,890	954,113	2,694,997
Class C	1,076,487	3,376,287	421,761	1,273,115	1,535,148	4,360,623
Administrator Class	690,610	2,169,149	298,307	898,434	2,051,739	5,855,835

		18,985,801		7,497,638		28,173,861

Payment for shares redeemed
Class A	(41,982,769)	(131,414,318)	(15,223,009)	(45,883,599)	(35,736,328)	(100,694,398)
Class B	(10,261,000)	(32,338,491)	(1,289,346)	(3,895,993)	(9,095,659)	(25,370,017)
Class C	(7,067,045)	(22,162,100)	(2,122,278)	(6,413,907)	(5,187,832)	(14,786,558)
Administrator Class	(19,790,065)	(61,845,746)	(15,747,872)	(47,213,497)	(21,760,550)	(62,487,634)

		(247,760,655)		(103,406,996)		(203,338,607)

Net decrease in net assets resulting from capital share transactions		(100,144,551)		(51,431,634)		(4,261,181)

Total increase (decrease) in net assets		(100,837,106)		(61,202,870)		122,967,213

Net assets
Beginning of period		485,378,084		546,580,954		423,613,741

End of period		$384,540,978		$485,378,084		$546,580,954

Undistributed net investment income		$23,912		$304,100		$79,610

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage High Yield Bond Fund	23

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended April 30,
Class A	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$3.05	$3.10	$2.39	$3.13	$3.40	$3.31
Net investment income	0.21	0.08	0.25	0.27	0.25	0.24 [3]
Net realized and unrealized gains (losses) on investments	(0.02)	(0.05)	0.72	(0.76)	(0.28)	0.09

Total from investment operations	0.19	0.03	0.97	(0.49)	(0.03)	0.33
Distributions to shareholders from
Net investment income	(0.21)	(0.08)	(0.26)	(0.25)	(0.24)	(0.24)
Net asset value, end of period	$3.03	$3.05	$3.10	$2.39	$3.13	$3.40
Total return[4]	6.07%	0.99%	42.27%	(15.50)%	(0.92)%	10.35%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.06%	1.14%	1.22%	1.12%	1.10%
Net expenses	1.02%	1.05%	1.13%	1.08%	1.07%	1.06%
Net investment income	6.60%	7.70%	8.96%	10.60%	7.82%	7.19%
Supplemental data
Portfolio turnover rate	70%	46%	129%	119%	110%	48%
Net assets, end of period (000’s omitted)	$240,653	$281,044	$292,039	$217,199	$270,758	$335,411

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage High Yield Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended April 30,
Class B	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$3.05	$3.10	$2.39	$3.13	$3.40	$3.31
Net investment income	0.18 [3]	0.07	0.22	0.25 [3]	0.22	0.21 [3]
Net realized and unrealized gains (losses) on investments	(0.02)	(0.05)	0.73	(0.76)	(0.28)	0.09

Total from investment operations	0.16	0.02	0.95	(0.51)	(0.06)	0.30
Distributions to shareholders from
Net investment income	(0.18)	(0.07)	(0.24)	(0.23)	(0.21)	(0.21)
Net asset value, end of period	$3.03	$3.05	$3.10	$2.39	$3.13	$3.40
Total return[4]	5.28%	0.74%	41.23%	(16.13)%	(1.65)%	9.55%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.81%	1.89%	1.97%	1.82%	1.80%
Net expenses	1.77%	1.81%	1.88%	1.83%	1.82%	1.80%
Net investment income	5.85%	6.98%	8.29%	9.70%	7.06%	6.46%
Supplemental data
Portfolio turnover rate	70%	46%	129%	119%	110%	48%
Net assets, end of period (000’s omitted)	$21,656	$50,671	$54,017	$58,429	$108,327	$150,609

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage High Yield Bond Fund	25

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended April 30,
Class C	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$3.05	$3.10	$2.39	$3.13	$3.40	$3.31
Net investment income	0.18	0.07	0.23	0.25	0.22	0.21 [3]
Net realized and unrealized gains (losses) on investments	(0.02)	(0.05)	0.72	(0.76)	(0.28)	0.09

Total from investment operations	0.16	0.02	0.95	(0.51)	(0.06)	0.30
Distributions to shareholders from
Net investment income	(0.18)	(0.07)	(0.24)	(0.23)	(0.21)	(0.21)
Net asset value, end of period	$3.03	$3.05	$3.10	$2.39	$3.13	$3.40
Total return[4]	5.28%	0.74%	41.23%	(16.13)%	(1.65)%	9.55%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.81%	1.89%	1.97%	1.82%	1.80%
Net expenses	1.77%	1.81%	1.88%	1.83%	1.82%	1.80%
Net investment income	5.85%	6.97%	8.21%	9.79%	7.06%	6.46%
Supplemental data
Portfolio turnover rate	70%	46%	129%	119%	110%	48%
Net assets, end of period (000’s omitted)	$95,999	$104,954	$106,886	$78,995	$118,638	$161,941

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage High Yield Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended August 31,		Year Ended April 30,
Administrator Class	2011	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$3.05	$3.10	$2.39	$3.13	$3.40	$3.31
Net investment income	0.22	0.08	0.26	0.28 [3]	0.26	0.25 [3]
Net realized and unrealized gains (losses) on investments	(0.03)	(0.05)	0.72	(0.76)	(0.29)	0.09

Total from investment operations	0.19	0.03	0.98	(0.48)	(0.03)	0.34
Distributions to shareholders from
Net investment income	(0.21)	(0.08)	(0.27)	(0.26)	(0.24)	(0.25)
Net asset value, end of period	$3.03	$3.05	$3.10	$2.39	$3.13	$3.40
Total return[4]	6.30%	1.07%	42.62%	(15.28)%	(0.66)%	10.65%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.87%	0.89%	0.94%	0.82%	0.80%
Net expenses	0.80%	0.81%	0.88%	0.80%	0.82%	0.80%
Net investment income	6.79%	7.95%	9.17%	11.89%	8.05%	7.42%
Supplemental data
Portfolio turnover rate	70%	46%	129%	119%	110%	48%
Net assets, end of period (000’s omitted)	$26,234	$48,709	$93,639	$68,991	$25,729	$27,147

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage High Yield Bond Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

28	Wells Fargo Advantage High Yield Bond Fund	Notes to Financial Statements

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Credit default swaps

The Fund may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Notes to Financial Statements	Wells Fargo Advantage High Yield Bond Fund	29

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(374,537)	$4,279,439	$(3,904,902)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

30	Wells Fargo Advantage High Yield Bond Fund	Notes to Financial Statements

As of August 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $79,747,392 with $42,496,700 expiring in 2016 and $37,250,692 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$454,335	$0	$0	$454,335
Investment companies	50,616	0	0	50,616
Preferred stocks	0	552,214	0	552,214
Corporate bonds and notes	0	292,007,650	462,300	292,469,950
Non-agency mortgage backed securities	0	10,541,209	0	10,541,209
Term loans	0	42,666,203	15,291,680	57,957,883
Yankee corporate bonds and notes	0	16,671,921	216	16,672,137
Short-term investments
Investment companies	515,429	0	0	515,429
	$1,020,380	$362,439,197	$15,754,196	$379,213,773

Notes to Financial Statements	Wells Fargo Advantage High Yield Bond Fund	31

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds and notes	Term loans	Yankee corporate bonds and notes	Total
Balance as of August 31, 2010	$0	$0	$0	$0
Accrued discounts (premiums)	0	(289)	0	(289)
Realized gains (losses)	0	(1,355)	0	(1,355)
Change in unrealized gains (losses)	0	(254,193)	0	(254,193)
Purchases	0	6,499,918	0	6,499,918
Sales	0	(88,319)	0	(88,319)
Transfers into Level 3	462,300	9,135,918	216	9,598,434
Transfers out of Level 3	0	0	0	0
Balance as of August 31, 2011	$462,300	$15,291,680	$216	$15,754,196
Change in unrealized gains (losses) relating to securities still held at August 31, 2011	$0	$(254,193)	$0	$(254,193)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2011, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net asset.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

32	Wells Fargo Advantage High Yield Bond Fund	Notes to Financial Statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2011, Wells Fargo Funds Distributor, LLC received $29,776 from the sale of Class A shares and $801, $21,979 and $3,401 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended August 31, 2011 were $315,543,910 and $335,446,836, respectively.

As of August 31, 2011, the Fund had unfunded loan commitments of $1,280,625.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance. For the year ended August 31, 2011, the Fund paid $1,242 in commitment fees.

During the year ended August 31, 2011, the Fund had the following borrowing activity:

Average Borrowings Outstanding	Weighted Average Interest Rate	Interest Paid
$44,500	1.40%	$623

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $29,740,139, $12,391,010 and $46,606,207 of ordinary income for the year ended August 31, 2011, the four months ended August 31, 2010 and the year ended April 30, 2010, respectively.

As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Losses	Capital Loss Carryforward
$789,804	$(6,252,098)	$(79,747,392)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to Financial Statements	Wells Fargo Advantage High Yield Bond Fund	33

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of August 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

34	Wells Fargo Advantage High Yield Bond Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage High Yield Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Yield Bond Fund as of August 31, 2011, the results of its operations for the year then ended, changes in its net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2011

Other Information (Unaudited)	Wells Fargo Advantage High Yield Bond Fund	35

TAX INFORMATION

Pursuant to Section 871 of the Internal Revenue Code, $24,390,250 has been designated as interest-related dividends for nonresident alien shareholders.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

36	Wells Fargo Advantage High Yield Bond Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage High Yield Bond Fund	37

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

38	Wells Fargo Advantage High Yield Bond Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund

(Not all of the funds described in this Board considerations section are part of this shareholder report. This shareholder report only relates to High Yield Bond Fund.)

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Adjustable Rate Government Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital

Other Information (Unaudited)	Wells Fargo Advantage High Yield Bond Fund	39

Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and Wells Capital Management.

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Government Securities Fund, Income Plus Fund, Short-Term Bond Fund and Short Duration Government Fund was higher than or in range of the median performance of the Universe for the all periods under review. The Board further noted that the performance of the High Yield Bond Fund was higher than the median performance of the Universe for the all periods under review, except the one-year period. The Board noted that: (i) the performance of the High Income Fund was lower than the median performance of its Universe for most of the periods under review, (ii) the performance of the Ultra Short-Term Income Fund was higher than the median performance of its Universe for the one- and three-year periods and the performance of the Fund was lower than the median the Universe for the five- and ten-year periods, and (iii) the performance of the Adjustable Rate Government Fund and Short-Term High Yield Bond Fund was lower than the median performance of each Fund’s respective Universe for all the periods under review, and the performance results of each of these Funds warranted further discussion.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the High Income Fund, Ultra Short-Term Income Fund, Adjustable Rate Government Fund and Short-Term High Yield Bond Fund. The Board received a report that showed that: (i) the High Income Fund had a higher-quality bias with respect to securities selected for its portfolio compared to its benchmark and peer group, which contributed to its performance results, (ii) the Ultra Short-Term Income Fund outperformed its benchmark and peer group for the fourth quarter of 2010 and ranked in the fourth percentile of its peer group, (iii) the Adjustable Rate Government Fund outperformed its benchmark in the fourth quarter of 2010, ranked in the seventh percentile of its peer group, and that there were notable differences in the characteristics of the Fund compared to funds included in its Universe and (iv) the characteristics of the Short-Term High Yield Bond Fund were notably different compared to funds included in its Universe. The Board was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to monitoring the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio, except the Income Plus Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board noted that the net operating expense ratio of the Income Plus Fund (Investor Class) was higher than the Fund’s Expense Group’s median net operating expense ratio, and the net operating expense ratio of the Short-Term Bond Fund (Investor Class) was not appreciably higher than, each Fund’s Expense Group’s median net operating expense ratio. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for certain Funds designed to lower the Funds’ expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

40	Wells Fargo Advantage High Yield Bond Fund	Other Information (Unaudited)

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that, except for the Income Plus Fund (Investor Class) and Ultra Short-Term Income Fund (Institutional Class), the Advisory Agreement Rates and Net Advisory Rates for the Funds were in range of the median rate of each Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds.

Other Information (Unaudited)	Wells Fargo Advantage High Yield Bond Fund	41

Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

42	Wells Fargo Advantage High Yield Bond Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
RIB	— Residual Interest Bond
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205325 10-11 A218/AR218 08-11

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2011, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees – Provided below are the aggregate fees billed for the fiscal years ended August 31, 2010 and August 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended August 31, 2010 and August 31, 2011, the Audit Fees were $2,337,570 and $2,837,129, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended August 31, 2010 and August 31, 2011 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees – Provided below are the aggregate fees billed for the fiscal years ended August 31, 2010 and August 31, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended August 31, 2010 and August 31, 2011, the Tax Fees were $189,320 and $148,800, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended August 31, 2010 and August 31, 2011, the Tax Fees were $236,650 and $325,875, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended August 31, 2010 and August 31, 2011.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Provided below are the aggregate non-audit fees billed for the fiscal years ended August 31, 2010 and August 31, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

For the fiscal year ended August 31, 2010, the Registrant incurred non-audit fees in the amount of $103,000. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.

For the fiscal year ended August 31, 2010, the Registrant’s investment adviser incurred non-audit fees in the amount of $572,300. The non-audit fees for the year ended August 31, 2010 relates to mergers and review of registration statements.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch President

Date:	October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch President

Date:	October 27, 2011

By:	/s/ KASEY L. PHILLIPS
Kasey L. Phillips Treasurer

Date:	October 27, 2011